EXHIBIT 10.1b

Exhibits and Disclosure Letters to the Asset Purchase Agreement, dated as of December 6, 2002 by and among Energetic Systems Inc. LLC, UTeC Corporation, LLC, SEC Investment Corp. LLC, DetaCorp Inc. LLC, Energetic Properties, LLC, Slurry Explosive Corporation, Universal Tech Corporation, El Dorado Chemical Company, LSB Chemical Corp., LSB Industries, Inc. and Slurry Explosive Manufacturing Corporation, LLC, which Asset Purchase Agreement the Company filed as Exhibit 2.1 to the Company's Form 8-K, dated December 12, 2002.

EXHIBITS TO ASSET PURCHASE AGREEMENT

Exhibit 2.1                     Allocation of Assets Among the Buyers
Exhibit 2.1(d)                Accounts Receivable
Exhibit 2.2(n)                 Excluded Seller Contracts
Exhibit 2.2(o)                 Excluded Property and Assets
Exhibit 2.3                      Prepaid Lease Obligations
Exhibit 2.4(a)                Allocation of Responsibility for the Assumed Liabilities Among the Buyers
Exhibit 2.7(a)(i)             Bill of Sale
Exhibit 2.7(a)(ii)            Assignment and Assumption Agreement
Exhibit 2.7(a)(iv)           Assignment of Marks, Patents and Copyrights
Exhibit 2.7(a)(vi)           Noncompetition Agreements
Exhibit 2.7(a)(vii)          Escrow Agreement
Exhibit 2.7(a)(xi)            Transitional Services Agreement
Exhibit 2.7(a)(xii)           Use and License Agreement
Exhibit 2.8                       Inventory Adjustment Amount Calculation
Exhibit 2.9                      (intentionally left blank)
Exhibit 7.3                      Material Consents
Exhibit 7.4(a)                  Legal Opinion - Sellers
Exhibit 7.7                      Assignment and Assumption of Lease Agreement
Exhibit 7.8                      Orica Noncompetition Agreement
Exhibit 7.11                     Key Employees
Exhibit 7.13                     Environmental Questionnaire
Exhibit 8.3                       Consents
Exhibit 8.4                       Legal Opinion - Buyers

DISCLOSURE LETTERS TO ASSET PURCHASE AGREEMENT

Part 2.1(b)                     Tangible Personal Property
Part 2.1(k)                      Indemnification Rights Relating to Assets/Assumed Liabilities
Part 3.1                          Sellers' Jurisdiction of Incorporation/Qualification to Do Business
Part 3.2(b)                     Adverse Effects of Execution of Agreement by Sellers
Part 3.2(c)                     Required Notices and Consents
Part 3.6                          Description of Owned Real Property
Part 3.7                          Description of Leased Real Property
Part 3.8(a)                     Real Estate Encumbrances and Permitted Real Estate Encumbrances
Part 3.8(b)                     Non-Real Estate Encumbrances and Permitted Non-Real Estate Encumbrances
Part 3.9(a)                     Encroachments
Part 3.9(b)                     Tangible Personal Property Not in Possession of Sellers
Part 3.10                        Accounts Receivable as of Interim Balance Sheet Date
Part 3.15(a)                    Employee Plans
Part 3.16(a)                    Exceptions to Compliance with Legal Requirements
Part 3.16(b)                   Governmental Authorizations; Exceptions to Compliance
Part 3.17(a)                    Legal Proceedings
Part 3.17(b)                   Orders
Part 3.19(a)                    Seller Contracts
Part 3.19(c)                    Exceptions to Compliance with Seller Contracts
Part 3.20(a)                     Insurance Policies
Part 3.20(b)                    Self Insurance Arrangements
Part 3.21                         Exceptions to Representations on Environmental Matters
Part 3.21 (g)                   List of Environmental Reports, Studies, Analyses, Tests and Monitoring Data
Part 3.22(a)                    Employee Information
Part 3.23(b)                    Exceptions to Representations Concerning Labor Disputes
Part 3.24(d)                    Patents; Exceptions to Representations; Assignment of

Exhibit 2.1

Energetic Systems Inc., LLC.

Summary Asset Distribution
					Value
	DetaCorp	SEC	UTeC	Properties	Dec 1 2002
Leases				123,000.00	123,000.00
Magazines	90,000.00				90,000.00
Oklahoma Office		8,900.00			8,900.00
Pryor Mine Services	333,000.00				333,000.00
Retail		90,000.00			90,000.00
Rail Site	176,500.00				176,500.00
Retail		428,600.00			428,600.00
Detagel Buildings	1,095,275.00				1,095,275.00
Common Equipment	266,500.00				266,500.00
Detagel Plant	2,071,525.00				2,071,525.00
Kinepak	914,700.00				914,700.00
Energetics Plant	1,176,500.00				1,176,500.00
Underwater Test Facility			91,500.00		91,500.00
Pruf Plant			103,000.00		103,000.00
Jayhawk R & D			187,500.00		187,500.00
Patents			17,500.00		17,500.00
Accounts Receivable - Trade		1,253,612.00			1,253,612.00
Accounts Receivable - Employees	4,500.00	12,275.00	8,500.00		25,275.00
Inventory	1,409,519.00				1,409,519.00
Inventory: capital spares	251,000.00				251,000.00
Prepaid Lease Payments		51,988.00			51,988.00
	7,789,019.00	1,845,375.00	408,000.00	123,000.00	10,165,394.00

DetaCorp Inc., LLC.
			Value
		Size	Dec 1 2002
Manufacturing Magazines
M-1	steel	8 x 38	6,000
M-2	steel	10 x 35	6,000
M-2A	steel	8 x 22	4,000
M-4	steel	8 x 20	4,000
L-1 propellant	steel frame / sheeting	50 x 80	70,000
			90,000

DetaCorp Inc., LLC.

Pryor Mine Services (contractors equipment)				Value
				Dec 1 2002
office computers				2,500
general office equipment				5,500
telephone system				3,500
				11,500

1993 Peterbilt		SN 5591		15,000
1989 kenworth		SN 7743		10,000
1989 Kenworth		SN 4943		9,000
1984 Fruehuaf tanker		SN 8113		15,000
8 ft van body w/ime 22 Cat Box				2,000
shop crane				1,000
Alph seismograph 3ND digital		SN 581		6,500
ANFO bulk bed foe SEC trailer				8,000
ANFO bin 45T				15,000
1978 drill: Reed				20,000
Lincoln welder				2,000
Sullair compressor				5,000
ANFO bin 40T				15,000
3/4 ton pick up (diesel)				2,500
trailer: tri axle low boy				15,000
Bobcat loader				18,000
bulk truck				40,000
shop service tools				-
1 ton delivery truck				8,500
3/4 to 4-wheel drive				4,000
3/4 ton service unit				4,000
trailer equipment				3,000
seismograph recorcding unit		SN 561		2,500
Reed track drill		SN 1060007-76		25,000
portable compressor 175 psi				5,000
3 drills and spare parts				50,000
				301,000

magazine			6 x 7 x 16	2,500
trailer magazine			40 ft	8,000
magazine			20 case	1,000
magazine			60 case	2,000
cap magazine			4 x 4 x 4	1,000
magazine			20 x 8 x 7	6,000
				20,500

	Total			333,000

Deta Corp Inc., LLC.
			Value
Rail Site Assets	Construction	Size	Dec 1 2002
scale house	timber	6 x 10	2,000
removeable equipment			114,500
leasehold improvements			60,000
			176,500

Deta Corp Inc., LLC.

Detagel Buildings Complex: Hallowell KS

				Value
Building Name	Description	Dimension	Sq Ft	Dec 1 2002
Solution mix area	brick block with transite roof	120 x 65	7800	62,400
Packaging / east w/house extention	steel frame / sheeting	130 x 50	6500	65,000
West w/house extention	steel frame / sheeting	120 x 50	6000	60,000
NW extention	steel frame / sheeting	44 x 36	1584
South bulk extention		20 x 30	600	40,500
Valeron storage		72 x 40	2880
				227,900

Services Group
Electrical switchgear building	block	18 x 16	288	6,300
Air compressor building	steel frame / sheeting	25 x 12	300	4,500
Old changehouse	block / composite roof	34 x 33	1122	8,975
North boiler building	steel frame / sheeting	25 x 15	3000	33,000
Water pump building	block / composite roof	10 x 10	100	1,600
				54,375

Other
Oxidizer building	timber frame / steel sheeting	150 x 48	7200	72,000
Fuels w/house	timber frame / steel sheeting	150 x 48	7200	72,000
X-Pak boiler building	timber	12 x 12	144	2,500
Maintenance workshop	steel frame / sheeting	60 x 30	1800	14,400
Guard house	timber / composite roof	10 x 15	150	15,000
Drum crusher shelter	block / steel sheeting	15 x 15	225	2,600
				178,500

Main office building	timber frame / shingle roof	80 x 40	3200	45,000
Truck scale house	timber	6 x 10	60	1,200
Truck service building	steel frame / sheeting	12 x 12	144	2,100
				48,300

Energetics
Offices	double - wide trailer	24 x 50	1200	50,000
Plant building	block / steel sheeting	IRR x IRR	12700	517,500
Fuel storage	block / steel sheeting	24 x 24	576	15,000
Propane storage shelter	block / steel sheeting	16 x 16	256	3,700
				586,200

	Total			1,095,275

Deta Corp Inc., LLC.
				Value
Common Equipment			Qty	Dec 1 2002
Utilities
fire alarm system			1	60,000
telephone / paging system			1	10,000
truck scale			1	30,000
gasoline storage tank			1	1,000
water wagon			1	2,000
				103,000
Offices
computers / networks			1	10,000
software				5,000
office furniture				5,000
				20,000

Warehouse / Magazines
fork lift truck			1	10,000
pallet jacks			2	1,000
				11,000

Maintenance Shop
welder			1	500
band cut-off saw			1	500
industrial press			1	500
air compressor			1	1,000
5 x 5 portable fans			2	1,000
propane storage tank			1	2,000
				5,500

Other
1996 Jeep Larado				12,000	Clive Whiteside
1994 Chevy Pick Up		SN 4649		9,500
1998 Peterbilt		SN 46381		25,000
1980 Fruehuaf. AN tanker		SN 0011		15,000
1991 Ford F-150		SN 6465		2,000
1998 Chev 1/2 ton		SN 9167		10,000
1980 Fruehuaf. AN tanker		SN 2125		15,000
1993 Freightliner		SN 5833		8,500
1998 Chevy S10		SN 91772		8,500
1995 Volvo		SN 2120		15,000
1986 Monon		SN 8710		3,000
1987 Fruehuaf		SN 1852		3,500	Joplin MO
				127,000

	Total			266,500

Deta Corp Inc., LLC.

Energetics Plant	Value
Dec 1 2002
North End
AN bin	20,000
Hammermill	15,000
AN feed auger	5,000
propellant conveyor system	30,000
propellant hopper	10,000
empty can conveying system	10,000
mother liquor storage tank	15,000
solution transfer pump and piping	15,000
conical mixer	30,000
load cell system	10,000
mixer dust extraction system	27,000
propellant dust extraction system	18,000
product transfer pumo, hopper & piping	32,000
product holding tank & recycle pump	23,000
packaging feed pumps	60,000
packaging station piping	7,000
tipper-tie machines	14,000
Video Jet code data printer	7,000
finished procduct transfer conveyor system	6,000
sump recycle pump and piping	8,500
362,500

South End
AN bin TA 805	25,000
SN bin TA 804	25,000
AN feed auger SC 801	5,000
SN feed auger SC 802	5,000
nitrate hammer mill HM 801	40,000
AN secondary feed auger SC 803	5,000
SN secondary feed auger SC 804	5,000
hydrolic pump set	45,000
stainless feed hoppers TA 801 / TA 802	6,000
#1 solution tank TA 807	20,000
#2 solution tank TA 808	20,000
premix tank TA 806	5,000
solution transfer pumps P803 / 804 & piping	5,000
ribbon mixer RM 801 with load cells	30,000
product feed pump P 801 & piping	30,000
product feed tanks TA 809 / 810	10,000
packaging feed pump p802 & piping	30,000
product recycle tank	3,000
product recycle pump p 805 7 piping	5,000
sump recycle pump P806 & piping	3,000
Fillpack packaging machine	175,000
Video Jet Code date printers	7,000
504,000

Deta Corp Inc., LLC.

DetaGel Manufacturing Equipment		Value
	Qty	Dec 1 2002
Raw Material Storage
nitric acid tank	1	15,000
nitric acid pump P105, motor, controls	1	10,250
nitric acid piping	1	8,200
dike liner	1	2,000
bulk AN bin - TA 301	1	41,000
bulk AN bin - TA 302	1	30,750
sodium perchlorate tank TA 106	1	41,000
ammonium perchlorate tank TA 105	1	41,000
perchlorate transfer pumps P 102, P 104	2	4,100
perchlorate transfer piping	1	10,250
Valeraon storage racking	1	10,250
		213,800

Solution Make Up
solution mix tank TA - 104	1	41,000
solution holding tank TA 103	1	30,750
solution transfer pump P 103	1	1,000
solution piping	1	5,000
nitrate auger SC 102	1	5,000
hexamine auger SC 101	1	5,000
		87,750

Mixing
nitrate hopper H 301 with load cells	1	20,500
hammer mill AM 301	1	24,500
nitrate feed auger SC 301	1	4,000
nitrate feed auger SC 302	1	4,000
premix tank TA 303	1	3,000
ribbon mixer RM 301 with hydrolic load cells	1	71,750
wet vent and recycle system	1	10,250
product recycle tank, pump & piping	1	10,250
sump water tank, pump & piping	1	10,250
mix transfer pump P301 & piping	1	20,500
aluminium feeder FE 301	1	61,500
aluminium drum handling equipment	1	30,750
aluminium dust handling system	1	20,500
aluminium room jib & hoist	1	3,000
mix room runway beam & hoist	1	4,000
		298,750

Packaging
process feed tanks	3	17,875

process feed pumps & piping	3	12,300
K-P packaging machines	3	535,000
cord pullers	3	3,000
box scales	3	4,500
conveyor line	3	18,450
video jet Valeron printers	3	21,500
video jet box printers	3	43,050
banders	3	4,500
traymakers	2	60,000
shrink wrapping machine	1	20,000
		740,175

Utilities and Common
Cleaver Brooks steam boiler	1	164,000
Powermaster staem boiler	1	102,500
steam piping and condensate return system	1	50,000
plant air compressor	1	30,750
water pump and service piping	1	61,500
electrical switchgear & distribution system	1	200,000
QC testing equipment, scales, etc.	1	750
hydrolic pump set	1	30,750
fork lift truck	2	15,000	1 leased
air conditioning unit & ductwork	1	41,000
fuel oil storage tank & associated equipment	1	20,500
propane storage tank	1	4,100
drum crusher	1	10,200
		731,050

Total		2,071,525

Deta Corp Inc., LLC
				Value
Kinepak				Dec 1 2002
Kinepak offices	single - wide trailer	14 x 60	840	10,000
Liquids building	steel frame / sheeting	40 x 31	1240	30,000
Solids building	steel frame / sheeting	61 x 70	4270	80,000
Warehouse	steel frame / sheeting	50 x 150	7500	100,000
Services building	steel frame / sheeting	11 x 10	110	15,000
				235,000

Plant Equipment
Liquids
Filimatic machine with conveyor				60,000
Kalix filling machine				50,000
hot glue system				4,000
drum handling equipment				2,000
exhaust fan & ductwork				9,000
air conditioning and ductwork				18,000
plant air compressor				6,000
electrical switchgear & distribution				47,000
				196,000

Solids
microballoon pump				4,500
AN feeder hopper				10,600
AN mill				10,600
AN feed auger				11,000
primary blender				31,500
primary feed auger				11,200
secondary blender				31,200
1/3# Bottles packaging machine feed auger				10,300
form, fill & seal machine feed auger				11,400
1# Stick packaging machine feed auger				12,300
1/3 # Bottles packaging machine				55,000
form, fill & seal machine				45,000
1 # Stick packaging machine				37,000

box stitching machine		3,800
dust collection system		32,700
air conditioning & ducting		36,000
plant air compressors		9,000
electrical switchgear & distribution		65,000
		428,100

Warehouse
pallet racking		9,600
fork lift truck		10,000
dehumidifier		36,000
		55,600

	Total	914,700

Exhibit 2.1 (d)

Accounts Receivable

See attached schedule

			Table 1

Slurry Explosive Corporation
Accounts Receivable Aging
As of November 30, 2002

		Invoice	Invoice	Due
Cusno	Customer Name	#	Date	Date	Amount	Current	A30to60	A60to90	Over 90
10	ADAMS EXPLOSIVES	120832	10/18/2002	12/17/2002	$2,250.00	$0.00	$2,250.00	$0.00	$0.00
15	ADRIAN ROCK, INC.	120930	11/11/2002	12/11/2002	$2,480.27	$2,480.27	$0.00	$0.00	$0.00
78	ALASKA PACIFIC POWDER COM	120768	10/4/2002	12/3/2002	$15,663.53	$0.00	$15,663.53	$0.00	$0.00
78	ALASKA PACIFIC POWDER COM	120787	10/9/2002	12/8/2002	$324.00	$0.00	$324.00	$0.00	$0.00
78	ALASKA PACIFIC POWDER COM	120902	10/31/2002	12/30/2002	$13,376.00	$13,376.00	$0.00	$0.00	$0.00
78	ALASKA PACIFIC POWDER COM	120932	11/11/2002	1/10/2003	$15,283.06	$15,283.06	$0.00	$0.00	$0.00
78	ALASKA PACIFIC POWDER COM	120939	11/11/2002	1/10/2003	$8,008.00	$8,008.00	$0.00	$0.00	$0.00
262	INTERMOUNTAIN WEST ENERGY	12700	9/20/2002	10/20/2002	($12,306.00)	$0.00	$0.00	($12,306.00)	$0.00
262	INTERMOUNTAIN WEST ENERGY	120701	9/20/2002	10/20/2002	$11,750.40	$0.00	$0.00	$11,750.40	$0.00
262	INTERMOUNTAIN WEST ENERGY	120906	11/5/2002	12/5/2002	$5,994.00	$5,994.00	$0.00	$0.00	$0.00
262	INTERMOUNTAIN WEST ENERGY	120918	11/5/2002	12/5/2002	$30,030.00	$30,030.00	$0.00	$0.00	$0.00
262	INTERMOUNTAIN WEST ENERGY	120929	11/8/2002	12/8/2002	$1,088.00	$1,088.00	$0.00	$0.00	$0.00
262	INTERMOUNTAIN WEST ENERGY	120976	11/18/2002	12/18/2002	$7,975.00	$7,975.00	$0.00	$0.00	$0.00
262	INTERMOUNTAIN WEST ENERGY	120993	11/22/2002	12/22/2002	$9,414.00	$9,414.00	$0.00	$0.00	$0.00
280	AUSTIN POWDER CO	120729	9/26/2002	11/25/2002	$647.00	$0.00	$0.00	$647.00	$0.00
280	AUSTIN POWDER CO	120742	9/30/2002	11/29/2002	$973.00	$0.00	$973.00	$0.00	$0.00
280	AUSTIN POWDER CO	120849	10/22/2002	12/21/2002	$6,480.00	$0.00	$6,480.00	$0.00	$0.00
280	AUSTIN POWDER CO	120875	10/31/2002	12/30/2002	$2,550.00	$2,550.00	$0.00	$0.00	$0.00
280	AUSTIN POWDER CO	120876	10/31/2002	12/30/2002	$12,565.28	$12,565.28	$0.00	$0.00	$0.00
280	AUSTIN POWDER CO	120883	10/31/2002	12/30/2002	$1,905.00	$1,905.00	$0.00	$0.00	$0.00
280	AUSTIN POWDER CO	120971	11/18/2002	1/17/2003	$32,032.00	$32,032.00	$0.00	$0.00	$0.00
280	AUSTIN POWDER CO	120996	11/22/2002	1/21/2003	$6,530.00	$6,530.00	$0.00	$0.00	$0.00
281	AUSTIN POWDER COMPANY	120762	10/4/2002	12/3/2002	$10,208.00	$0.00	$10,208.00	$0.00	$0.00
281	AUSTIN POWDER COMPANY	120769	10/4/2002	12/3/2002	$10,440.00	$0.00	$10,440.00	$0.00	$0.00
281	AUSTIN POWDER COMPANY	120909	11/5/2005	1/4/2003	$10,440.00	$10,440.00	$0.00	$0.00	$0.00
282	AUSTIN POWDER COMPANY	120867	10/25/2002	12/24/2002	$9,945.00	$0.00	$9,945.00	$0.00	$0.00
282	AUSTIN POWDER COMPANY	120992	11/18/2002	1/17/2003	$9,945.00	$9,945.00	$0.00	$0.00	$0.00
282	AUSTIN POWDER COMPANY	121033	11/27/2002	1/26/2003	$18,694.40	$18,694.00	$0.00	$0.00	$0.00
285	AUSTIN POWDER COMPANY	120829	10/18/2002	12/17/2002	$9,299.00	$0.00	$9,299.00	$0.00	$0.00
285	AUSTIN POWDER COMPANY	120915	11/5/2002	1/4/2003	$9,648.00	$9,648.00	$0.00	$0.00	$0.00
285	AUSTIN POWDER COMPANY	120917	11/5/2002	1/4/2003	$9,450.00	$9,450.00	$0.00	$0.00	$0.00
289	AUSTIN POWDER CO	120854	10/25/2002	11/24/2002	$9,450.00	$0.00	$9,450.00	$0.00	$0.00
357	BEACHNER CONSTR. CO., INC.	120987	11/18/2002	12/18/2002	$3,698.00	$3,698.00	$0.00	$0.00	$0.00
425	BICHLER GRAVEL & CONCRETE	120927	11/8/2002	12/8/2002	$3,484.00	$3,484.00	$0.00	$0.00	$0.00
440	BINNS & STEVENS EXPL. INC.	120882	10/31/2002	11/30/2002	$2,640.00	$2,640.00	$0.00	$0.00	$0.00
440	BINNS & STEVENS EXPL. INC.	120943	11/11/2002	12/11/2002	$2,502.50	$2,502.50	$0.00	$0.00	$0.00
440	BINNS & STEVENS EXPL. INC.	120988	11/18/2002	12/18/2002	$5,720.00	$5,720.00	$0.00	$0.00	$0.00
440	BINNS & STEVENS EXPL. INC.	121003	11/22/2002	12/22/2002	$16,452.08	$16,452.08	$0.00	$0.00	$0.00
445	BIRMINGHAM PWD & SUPPLY	120997	11/22/2002	12/22/2002	$508.00	$508.00	$0.00	$0.00	$0.00
445	BIRMINGHAM PWD & SUPPLY	121027	11/26/2002	12/26/2002	$3,999.00	$3,999.00	$0.00	$0.00	$0.00
461	BLUE CIRCLE INC	120934	11/11/2002	12/11/2002	$384.00	$384.00	$0.00	$0.00	$0.00
461	BLUE CIRCLE INC	120936	11/11/2002	12/11/2002	$4,970.00	$4,970.00	$0.00	$0.00	$0.00
461	BLUE CIRCLE INC	120979	11/18/2002	12/18/2002	($432.00)	($432.00)	$0.00	$0.00	$0.00
461	BLUE CIRCLE INC	120980	11/18/2002	12/18/2002	($864.00)	($864.00)	$0.00	$0.00	$0.00
461	BLUE CIRCLE INC	121007	11/22/2002	12/22/2002	$3,789.50	$3,789.50	$0.00	$0.00	$0.00
480	BOREN/IRECO EXPLOSIVE COM	120872	10/29/2002	11/28/2002	$18,000.00	$18,000.00	$0.00	$0.00	$0.00
480	BOREN/IRECO EXPLOSIVE COM	120892	10/31/2002	11/30/2002	$30,800.00	$30,800.00	$0.00	$0.00	$0.00
495	BRAKEFIELD EQUIPMENT INC	120970	11/18/2002	12/18/2002	$5,682.27	$5,682.27	$0.00	$0.00	$0.00
495	BRAKEFIELD EQUIPMENT INC	120983	11/18/2002	12/18/2002	$2,295.00	$2,295.00	$0.00	$0.00	$0.00
495	BRAKEFIELD EQUIPMENT INC	121016	11/26/2002	12/26/2002	$5,221.97	$5,221.97	$0.00	$0.00	$0.00
495	BRAKEFIELD EQUIPMENT INC	121018	11/26/2002	12/26/2002	$495.00	$495.00	$0.00	$0.00	$0.00
610	BUCKLEY POWDER CO	120885	10/31/2002	11/30/2002	$4,404.84	$4,404.84	$0.00	$0.00	$0.00
610	BUCKLEY POWDER CO	120908	11/5/2002	12/5/2002	$3,967.74	$3,967.74	$0.00	$0.00	$0.00
610	BUCKLEY POWDER CO	120944	11/12/2002	12/12/2002	$4,496.96	$4,496.96	$0.00	$0.00	$0.00
610	BUCKLEY POWDER CO	120994	11/22/2002	12/22/2002	$4,395.44	$4,395.44	$0.00	$0.00	$0.00
610	BUCKLEY POWDER CO	121040	11/27/2002	12/27/2002	$4,267.60	$4,267.60	$0.00	$0.00	$0.00
728	CARTER BLASTING	120966	11/18/2002	12/18/2002	$3,280.98	$3,280.99	$0.00	$0.00	$0.00
754	CASH SALES BINARY	120833	10/18/2002	10/18/2002	$2,685.00	$0.00	$2,685.00	$0.00	$0.00
754	CASH SALES BINARY	120887	10/31/2002	10/31/2002	$623.00	$623.00	$0.00	$0.00	$0.00
754	CASH SALES BINARY	120920	11/8/2002	11/8/2002	$705.96	$705.96	$0.00	$0.00	$0.00
754	CASH SALES BINARY	120926	11/8/2002	11/8/2002	$857.00	$857.00	$0.00	$0.00	$0.00
754	CASH SALES BINARY	120928	11/8/2002	11/8/2002	$368.21	$368.21	$0.00	$0.00	$0.00
754	CASH SALES BINARY	120961	11/15/2002	11/15/2002	$601.65	$601.65	$0.00	$0.00	$0.00
754	CASH SALES BINARY	120962	11/15/2002	11/15/2002	$328.51	$328.51	$0.00	$0.00	$0.00
754	CASH SALES BINARY	121039	11/27/2002	11/27/2002	$1,124.57	$1,124.57	$0.00	$0.00	$0.00
756	CASH SALES BINARY	121012	11/22/2002	11/22/2002	$1,610.28	$1,610.28	$0.00	$0.00	$0.00
756	CASH SALES BINARY	121034	11/27/2002	11/27/2002	$100.00	$100.00	$0.00	$0.00	$0.00
956	CLEMENS COAL COMPANY	106722	2/13/1997	3/15/1997	$1,539.78	$0.00	$0.00	$0.00	$1,539.78
956	CLEMENS COAL COMPANY	106838	3/10/1997	4/9/1997	$704.24	$0.00	$0.00	$0.00	$704.24
1035	COMPANIA INDUSTRIAL HANKA	120919	11/7/2002	12/7/2002	$29,040.00	$29,040.00	$0.00	$0.00	$0.00
1040	BUCKLEY POWDER CO OF OKLA	120981	11/18/2002	12/18/2002	$2,200.00	$2,200.00	$0.00	$0.00	$0.00
1071	CONTROLLED ENERGY SERVICE	115140	8/31/2000	9/30/2000	$2,560.00	$0.00	$0.00	$0.00	$2,560.00
1071	CONTROLLED ENERGY SERVICE	115140	1/10/2001	9/30/2000	($366.30)	$0.00	$0.00	$0.00	($366.30)
1071	CONTROLLED ENERGY SERVICE	115141	8/31/2000	9/30/2000	$2,560.00	$0.00	$0.00	$0.00	$2,560.00
1071	CONTROLLED ENERGY SERVICE	115486	10/9/2000	11/8/2000	$2,638.00	$0.00	$0.00	$0.00	$2,638.00
1075	COONIE'S EXPLOSIVES	121038	11/27/2002	12/27/2002	$6.00	$4,808.00	$0.00	$0.00	$0.00
1280	DELTA SEABORD WELL SERV	120888	10/31/2002	11/30/2002	$590.32	$590.32	$0.00	$0.00	$0.00
1390	DenAdel Enterprises	120851	10/25/2002	11/24/2002	$1,659.46	$0.00	$1,659.46	$0.00	$0.00
1390	DenAdel Enterprises	120925	11/8/2002	12/8/2002	$1,072.68	$1,072.68	$0.00	$0.00	$0.00
1430	DYKON, INC	121030	11/26/2002	12/26/2002	$1,700.00	$1,700.00	$0.00	$0.00	$0.00

		Invoice	Invoice	Due
Cusno	Customer Name	#	Date	Date	Amount	Current	A30to60	A60to90	Over 90
1430	DYKON, INC.	121035	11/27/2002	12/27/2002	$1,155.00	$1,155.00	$0.00	$0.00	$0.00
1445	RIMROCK EXPLOSIVES	120995	11/22/2002	12/22/2002	$299.00	$299.00	$0.00	$0.00	$0.00
1560	ENERGY ENTERPRISES	120740	9/30/2002	10/30/2002	$2,349.00	$0.00	$2,349.00	$0.00	$0.00
1566	E.E.I. (MO)	120819	10/16/2002	12/15/2002	$3,897.00	$0.00	$3,897.00	$0.00	$0.00
1566	E.E.I. (MO)	120820	10/16/2002	12/15/2002	$3,758.40	$0.00	$3,758.40	$0.00	$0.00
1650	EXPLOSIVES PRODUCTS	120998	11/22/2002	12/22/2002	$230.00	$230.00	$0.00	$0.00	$0.00
1937	GREEN MOUNTAIN EXPLOSIVES	120984	11/18/2002	12/27/2002	$13,882.32	$13,882.32	$0.00	$0.00	$0.00
1937	GREEN MOUNTAIN EXPLOSIVES	120984	11/27/2002	12/27/2002	($911.74)	($911.74)	$0.00	$0.00	$0.00
1937	GREEN MOUNTAIN EXPLOSIVES	121004	11/22/2002	12/22/2002	$4,070.00	$4,070.00	$0.00	$0.00	$0.00
1937	GREEN MOUNTAIN EXPLOSIVES	121036	11/27/2002	12/27/2002	$1,430.00	$1,430.00	$0.00	$0.00	$0.00
2000	HEARTLAND CEMENT CO	120985	11/18/2002	12/18/2002	$5,497.60	$5,497.60	$0.00	$0.00	$0.00
2000	HEARTLAND CEMENT CO	121002	11/22/2002	12/22/2002	$7,257.03	$7,257.03	$0.00	$0.00	$0.00
2015	HEBER SPRINGS WATER DEPT	120848	10/22/2002	11/21/2002	$8,394.73	$0.00	$8,394.73	$0.00	$0.00
2025	HERMITAGE EXPLOSIVES CORP	121006	11/22/2002	12/22/2002	$1,847.69	$1,847.69	$0.00	$0.00	$0.00
2025	HERMITAGE EXPLOSIVES CORP	121010	11/22/2002	12/22/2002	$8,560.00	$8,560.00	$0.00	$0.00	$0.00
2093	NELSON BROTHERS, LLC	120931	11/11/2002	12/11/2002	$13,940.00	$13,940.00	$0.00	$0.00	$0.00
2225	INTERSTATE TRANS EQ CO	120533	8/9/2002	9/8/2002	$487.50	$0.00	$0.00	$0.00	$487.50
2225	INTERSTATE TRANS EQ CO	120893	10/31/2002	11/30/2002	$450.00	$450.00	$0.00	$0.00	$0.00
2225	INTERSTATE TRANS EQ CO	121041	11/27/2002	12/27/2002	$300.00	$300.00	$0.00	$0.00	$0.00
2231	DYNO NOBEL INC.	120967	11/18/2002	1/17/2003	$1,103.00	$1,103.00	$0.00	$0.00	$0.00
2456	JAY DEE CONTRACTORS	120922	11/8/2002	12/8/2002	$348.94	$348.94	$0.00	$0.00	$0.00
2457	JERICO SERVICES INC.	121025	11/26/2002	12/26/2002	$280.00	$280.00	$0.00	$0.00	$0.00
2457	JERICO SERVICES INC.	121026	11/26/2002	12/26/2002	$280.00	$280.00	$0.00	$0.00	$0.00
2505	KENTUCKY POWDER COMPANY	120942	11/11/2002	12/11/2002	$6,226.71	$6,226.71	$0.00	$0.00	$0.00
2505	KENTUCKY POWDER COMPANY	121024	11/26/2002	12/26/2002	$11,602.22	$11,602.22	$0.00	$0.00	$0.00
2570	LABETTE CO HWY DEPT	120986	11/18/2002	12/18/2002	$5,988.80	$5,988.80	$0.00	$0.00	$0.00
2603	LADSHAW EXPLOSIVES, INC.	120844	10/22/2002	11/21/2002	$4,597.80	$0.00	$4,597.80	$0.00	$0.00
2603	LADSHAW EXPLOSIVES, INC.	120868	10/25/2002	11/24/2002	$4,595.86	$0.00	$4,595.86	$0.00	$0.00
2735	POWDER FACTOR ENGINEERING	120963	11/15/2002	12/15/2002	$3,745.00	$3,745.00	$0.00	$0.00	$0.00
2750	LONE STAR INDUSTRIES	120761	9/30/2002	10/30/2002	$6,541.59	$0.00	$6,541.59	$0.00	$0.00
2750	LONE STAR INDUSTRIES	120852	10/25/2002	11/24/2002	$3,097.71	$0.00	$3,097.71	$0.00	$0.00
2750	LONE STAR INDUSTRIES	120866	10/25/2002	11/24/2002	$1,700.49	$0.00	$1,700.49	$0.00	$0.00
2750	LONE STAR INDUSTRIES	120879	10/31/2002	11/30/2002	$2,921.82	$2,921.82	$0.00	$0.00	$0.00
2750	LONE STAR INDUSTRIES	120910	11/5/2002	12/5/2002	$4,168.89	$4,168.89	$0.00	$0.00	$0.00
2750	LONE STAR INDUSTRIES	120923	11/8/2002	12/8/2002	$2,663.43	$2,663.43	$0.00	$0.00	$0.00
2750	LONE STAR INDUSTRIES	120933	11/11/2002	12/11/2002	$3,610.53	$3,610.53	$0.00	$0.00	$0.00
2750	LONE STAR INDUSTRIES	120957	11/14/2002	12/14/2002	$4,358.31	$4,358.31	$0.00	$0.00	$0.00
2750	LONE STAR INDUSTRIES	120975	11/18/2002	12/18/2002	$4,077.15	$4,077.15	$0.00	$0.00	$0.00
2750	LONE STAR INDUSTRIES	120999	11/22/2002	12/22/2002	$3,284.16	$3,284.16	$0.00	$0.00	$0.00
2750	LONE STAR INDUSTRIES	121005	11/22/2002	12/22/2002	$4,370.52	$4,370.52	$0.00	$0.00	$0.00
2750	LONE STAR INDUSTRIES	121017	11/26/2002	12/26/2002	$4,404.51	$4,404.51	$0.00	$0.00	$0.00
2750	LONE STAR INDUSTRIES	121031	11/27/2002	12/27/2002	$5,415.30	$5,415.30	$0.00	$0.00	$0.00
2820	MAURER & SCOTT INC	120483	7/31/2002	12/30/2002	$10,675.62	$0.00	$0.00	$0.00	$10,675.62
2820	MAURER & SCOTT INC	120483	9/4/2002	12/30/2002	($10,675.62)	$0.00	$0.00	$0.00	($10,675.62)
2820	MAURER & SCOTT INC	120483	11/15/2002	12/30/2002	($22.86)	$0.00	$0.00	$0.00	($22.86)
2820	MAURER & SCOTT INC	16122	9/30/2002	11/14/2002	$23.10	$0.00	$23.10	$0.00	$0.00
2820	MAURER & SCOTT INC	120904	10/31/2002	12/15/2002	$9,678.90	$9,678.90	$0.00	$0.00	$0.00
2820	MAURER & SCOTT INC	120907	11/5/2002	12/20/2002	$10,668.00	$10,688.00	$0.00	$0.00	$0.00
2820	MAURER & SCOTT INC	120937	11/11/2002	12/26/2002	$9,682.20	$9,682.20	$0.00	$0.00	$0.00
2820	MAURER & SCOTT INC	120958	11/14/2002	12/29/2002	$9,682.20	$9,682.20	$0.00	$0.00	$0.00
2820	MAURER & SCOTT INC	120960	11/14/2002	12/29/2002	$9,678.90	$9,678.90	$0.00	$0.00	$0.00
2820	MAURER & SCOTT INC	120989	11/18/2002	1/2/2003	$9,680.00	$9,680.00	$0.00	$0.00	$0.00
2820	MAURER & SCOTT INC	120990	11/18/2002	1/2/2003	$9,682.20	$9,682.20	$0.00	$0.00	$0.00
2820	MAURER & SCOTT INC	121011	11/22/2002	1/6/2003	$9,680.00	$9,680.00	$0.00	$0.00	$0.00
2820	MAURER & SCOTT INC	121037	11/27/2002	1/11/2003	$9,680.00	$9,680.00	$0.00	$0.00	$0.00
2995	INDEPENDENT SALT COMPANY	120873	10/29/2002	11/28/2002	$600.00	$600.00	$0.00	$0.00	$0.00
2995	INDEPENDENT SALT COMPANY	120889	10/31/2002	11/30/2002	$20,632.00	$20,632.00	$0.00	$0.00	$0.00
2995	INDEPENDENT SALT COMPANY	121001	11/22/2002	12/22/2002	$18,581.60	$18,581.60	$0.00	$0.00	$0.00
3025	MARTIN MARIETTA MATERIALS	120897	10/31/2002	11/30/2002	$16,000.00	$16,000.00	$0.00	$0.00	$0.00
3085	NELSON BROTHERS, LLC	120692	9/20/2002	10/20/2002	$1,971.75	$0.00	$0.00	$1,971.75	$0.00
3085	NELSON BROTHERS, LLC	120692	10/28/2002	10/20/2002	($1,893.00)	$0.00	$0.00	($1,893.00)	$0.00
3090	NELSON BROTHERS QUARRY	120587	8/23/2002	9/22/2002	($216.00)	$0.00	$0.00	$0.00	($216.00)
3090	NELSON BROTHERS QUARRY	121020	11/26/2002	12/26/2002	$3,065.18	$3,065.18	$0.00	$0.00	$0.00
3160	NORTHAMERICAN IND. SERV	120831	10/18/2002	11/17/2002	$6,477.78	$0.00	$6,477.78	$0.00	$0.00
3160	NORTHAMERICAN IND. SERV	120847	10/22/2002	11/21/2002	$6,431.06	$0.00	$6,431.06	$0.00	$0.00
3160	NORTHAMERICAN IND. SERV	120921	11/8/2002	12/8/2002	$6,208.14	$6,208.14	$0.00	$0.00	$0.00
3160	NORTHAMERICAN IND. SERV	120951	11/12/2002	12/12/2002	($3,216.00)	($3,216.00)	$0.00	$0.00	$0.00
3181	OMNI DISTRIBUTING INC	120166	5/24/2002	6/23/2002	$10,954.30	$0.00	$0.00	$0.00	$10,954.30
3181	OMNI DISTRIBUTING INC	120166	11/14/2002	6/23/2002	($2,000.00)	$0.00	$0.00	$0.00	($2,000.00)
3191	ORICA CANADA INC	121043	11/27/2002	1/26/2003	$33,770.00	$33,770.00	$0.00	$0.00	$0.00
3359	PHOENIX MINING COMPANY	120948	11/12/2002	12/12/2002	$5,829.77	$5,829.77	$0.00	$0.00	$0.00
3365	PHILIP SERVICES	120821	10/16/2002	11/15/2002	$2,040.00	$0.00	$2,040.00	$0.00	$0.00
3365	PHILIP SERVICES	120884	10/31/2002	11/30/2002	$3,750.00	$3,750.00	$0.00	$0.00	$0.00
3410	PRYOR STONE INC	120924	11/8/2002	12/8/2002	$184.85	$184.85	$0.00	$0.00	$0.00
3410	PRYOR STONE INC	120935	11/11/2002	12/11/2002	$1,893.05	$1,893.05	$0.00	$0.00	$0.00
3410	PRYOR STONE INC	121032	11/27/2002	12/27/2002	$504.21	$504.21	$0.00	$0.00	$0.00
3450	QUAPAW	120974	11/18/2002	1/17/2003	$15,630.03	$15,630.03	$0.00	$0.00	$0.00
3450	QUAPAW	120991	11/18/2002	1/17/2003	$17,091.00	$17,091.00	$0.00	$0.00	$0.00
3450	QUAPAW	121014	11/26/2002	1/25/2003	$5,222.25	$5,222.25	$0.00	$0.00	$0.00
3450	QUAPAW	121015	11/26/2002	1/25/2003	$15,318.60	$15,318.60	$0.00	$0.00	$0.00

		Invoice	Invoice	Due
Cusno	Customer Name	#	Date	Date	Amount	Current	A30to60	A60to90	Over 90
3599	RICHARDSON WELL DRLG	120680	9/17/2002	10/17/2002	$936.78	$0.00	$0.00	$936.78	$0.00
3635	ROCK SERVICES	120977	11/18/2002	12/18/2002	$9,609.60	$9,609.36	$0.00	$0.00	$0.00
3635	ROCK SERVICES	120978	11/18/2002	12/18/2002	$15,615.60	$156,915.60	$0.00	$0.00	$0.00
3675	RONCO CONSULTING CORP	119510	1/24/2002	2/23/2002	$81.00	$0.00	$0.00	$0.00	$81.00
3675	RONCO CONSULTING CORP	119511	1/24/2002	2/23/2002	$81.00	$0.00	$0.00	$0.00	$81.00
3675	RONCO CONSULTING CORP	119595	2/8/2002	3/10/2002	$1,716.00	$0.00	$0.00	$0.00	$1,716.00
3675	RONCO CONSULTING CORP	119663	2/22/2002	3/24/2002	($4,974.00)	$0.00	$0.00	$0.00	($4,974.00)
3675	RONCO CONSULTING CORP	119955	4/17/2002	5/17/2002	$81.00	$0.00	$0.00	$0.00	$81.00
3870	AUSTIN POWDER COMPANY	120716	9/25/2002	11/24/2002	$9,450.00	$0.00	$0.00	$9,450.00	$1.00
3870	AUSTIN POWDER COMPANY	120725	9/26/2002	11/25/2002	$9,452.10	$0.00	$0.00	$9,452.10	$1.00
3870	AUSTIN POWDER COMPANY	120728	9/26/2002	11/25/2002	$1,690.00	$0.00	$0.00	$1,690.00	$1.00
3870	AUSTIN POWDER COMPANY	120763	10/4/2002	12/3/2002	$10,440.00	$0.00	$10,440.00	$0.00	$1.00
3870	AUSTIN POWDER COMPANY	120938	11/11/2002	1/10/2003	$10,208.00	$10,208.00	$0.00	$0.00	$1.00
3870	AUSTIN POWDER COMPANY	120940	11/11/2002	1/10/2003	$9,452.10	$9,452.10	$0.00	$0.00	$1.00
3870	AUSTIN POWDER COMPANY	121044	11/27/2002	1/26/2003	$10,440.00	$10,440.00	$0.00	$0.00	$1.00
3870	AUSTIN POWDER COMPANY	121045	11/27/2002	1/26/2003	$9,452.10	$9,452.10	$0.00	$0.00	$1.00
3887	PETE SAMS DBA SAMS EXPLOS	120658	9/13/2002	10/13/2002	$5,914.23	$0.00	$0.00	$5,914.23	$1.00
3887	PETE SAMS DBA SAMS EXPLOS	120757	9/30/2002	10/30/2002	$5,723.90	$0.00	$5,723.90	$0.00	$1.00
3887	PETE SAMS DBA SAMS EXPLOS	120781	10/9/2002	11/8/2002	$6,963.25	$0.00	$6,963.25	$0.00	$1.00
3887	PETE SAMS DBA SAMS EXPLOS	120850	10/25/2002	11/24/2002	$1,453.39	$0.00	$1,453.39	$0.00	$1.00
3887	PETE SAMS DBA SAMS EXPLOS	120874	10/29/2002	1/28/2002	$5,464.32	$5,464.32	$0.00	$0.00	$1.00
3887	PETE SAMS DBA SAMS EXPLOS	121008	11/22/2002	12/22/2002	$5,721.21	$5,721.21	$0.00	$0.00	$1.00
3887	PETE SAMS DBA SAMS EXPLOS	121022	11/26/2002	12/26/2002	$2,400.84	$2,400.84	$0.00	$0.00	$1.00
3980	SOUTHARD CONSTRUCTION	121019	11/26/2002	12/26/2002	$510.00	$510.00	$0.00	$0.00	$1.00
3980	SOUTHARD CONSTRUCTION	121021	11/26/2002	12/26/2002	$2,220.00	$2,220.00	$0.00	$0.00	$1.00
4020	SOUTHWEST ELECTRIC CO-OP	120969	11/18/2002	12/18/2002	$50.00	$50.00	$0.00	$0.00	$1.00
4020	SOUTHWEST ELECTRIC CO-OP	120973	11/18/2002	12/18/2002	$1,162.00	$1,162.00	$0.00	$0.00	$1.00
4125	DYNO NOBEL MIDAMERICA	120828	10/18/2002	12/17/2002	$10,395.00	$0.00	$10,395.00	$0.00	$1.00
4125	DYNO NOBEL MIDAMERICA	120891	10/31/2002	12/30/2002	$10,395.00	$10,395.00	$0.00	$0.00	$1.00
4125	DYNO NOBEL MIDAMERICA	120941	11/11/2002	1/10/2003	$9,900.00	$99,010.00	$0.00	$0.00	$1.00
4125	DYNO NOBEL MIDAMERICA	120950	11/12/2002	1/11/2003	$9,900.00	$9,900.00	$0.00	$0.00	$1.00
4125	DYNO NOBEL MIDAMERICA	120959	11/14/2002	1/13/2003	$10,395.00	$10,395.00	$0.00	$0.00	$1.00
4395	TPL INC,.	119662	2/22/2002	9/20/2002	$1,386.62	$0.00	$0.00	$0.00	$1,386.62
4395	TPL INC,.	119662	7/22/2002	9/20/2002	($496.50)	$0.00	$0.00	$0.00	($496.50)
4395	TPL INC,.	119851	3/28/2002	5/27/2002	$24,811.92	$0.00	$0.00	$0.00	$24,811.92
4395	TPL INC,.	119928	4/12/2002	6/11/2002	$19,673.85	$0.00	$0.00	$0.00	$19,673.85
4395	TPL INC,.	120894	10/31/2002	12/30/2002	$2,716.80	$2,716.38	$0.00	$0.00	$0.00
4395	TPL INC,.	120895	10/31/2002	12/30/2002	$2,815.20	$2,815.20	$0.00	$0.00	$0.00
4395	TPL INC,.	120896	10/31/2002	12/30/2002	$2,872.80	$2,872.80	$0.00	$0.00	$0.00
4395	TPL INC,.	120952	11/12/2002	1/11/2003	$3,519.00	$3,519.00	$0.00	$0.00	$0.00
4395	TPL INC,.	120953	11/12/2002	1/11/2003	$3,519.00	$3,519.00	$0.00	$0.00	$0.00
4395	TPL INC,.	120954	11/12/2002	1/11/2003	$3,519.00	$3,519.00	$0.00	$0.00	$0.00
4395	TPL INC,.	120955	11/12/2002	1/11/2003	$2,520.00	$2,520.00	$0.00	$0.00	$0.00
4395	TPL INC,.	120956	11/12/2002	1/11/2003	$3,519.00	$3,519.00	$0.00	$0.00	$0.00
4395	TPL INC,.	120964	11/15/2002	1/14/2003	$2,520.00	$2,520.00	$0.00	$0.00	$0.00
4395	TPL INC,.	121028	11/26/2002	1/25/2003	$3,519.00	$3,519.00	$0.00	$0.00	$0.00
4395	TPL INC,.	121029	11/26/2002	1/25/2003	$3,519.00	$3,519.00	$0.00	$0.00	$0.00
4395	TPL INC,.	121046	11/27/2002	1/26/2003	$1,023.50	$1,023.50	$0.00	$0.00	$0.00
4527	USDA APHIS WS	121000	11/22/2002	12/22/2002	$508.00	$508.00	$0.00	$0.00	$0.00
4590	W.A. Murphy Inc.	120845	10/22/2002	11/21/2002	$4,276.00	$0.00	$4,276.00	$0.00	$0.00
4590	W.A. Murphy Inc.	120886	10/31/2002	11/30/2002	$4,276.00	$4,276.00	$0.00	$0.00	$0.00
4590	W.A. Murphy Inc.	121023	11/26/2002	12/26/2002	$14,305.14	$14,305.14	$0.00	$0.00	$0.00
4694	WESCO, INC.	120862	10/25/2002	11/24/2002	$12,150.00	$0.00	$12,150.00	$0.00	$0.00
4694	WESCO, INC.	120945	11/12/2002	12/12/2002	$2,640.00	$2,640.00	$0.00	$0.00	$0.00
4694	WESCO, INC.	121009	11/22/2002	12/22/2002	$3,520.00	$3,520.00	$0.00	$0.00	$0.00
4694	WESCO, INC.	121013	11/26/2002	12/26/2002	$1,932.24	$1,932.34	$0.00	$0.00	$0.00
4699	WESTERN EXPLOSIVES, LTD	120877	10/31/2002	11/30/2002	$43,683.75	$43,683.75	$0.00	$0.00	$0.00
					$1,266,169.40	$992,673.54	$184,683.05	$27,613.26	$61,199.55

			Table 1

	Universal Tech Corp
	Accounts Receivable Aging (Excludes Intercompany)
	As of November 30, 2002

		Invoice	Invoice	Due
Cusno	Customer Name	#	Date	Date	Amount	Current	A30to60	A60to90	Over 90
243	ATLANTIC RESEARACH CORP	1312	11/22/2002	12/22/2002	$2,585.00	$51.60	$0.00	$0.00	$0.00
420	BHT PRODUCTS	1284	11/11/2002	12/11/2002	$890.00	$890.00	$0.00	$0.00	$0.00
1003	DYNO NOBEL INC.	1261	11/5/2002	12/5/2002	$4,085.00	$4,085.20	$0.00	$0.00	$0.00
1007	EXPLOSIVOS DENORTEAMERICA	2041	11/21/2000	12/21/2000	$32,175.00	$0.00	$0.00	$0.00	$32,175.00
1007	EXPLOSIVOS DENORTEAMERICA	2041	12/7/2000	12/21/2000	($32,278.00)	$0.00	$0.00	$0.00	($32,278.00)
1007	EXPLOSIVOS DENORTEAMERICA	2148	5/7/2001	6/7/2001	$4,741.40	$0.00	$0.00	$0.00	$4,741.40
1007	EXPLOSIVOS DENORTEAMERICA	2150	5/16/2001	6/16/2001	$38,325.00	$0.00	$0.00	$0.00	$38,325.00
1007	EXPLOSIVOS DENORTEAMERICA	2150	9/11/2002	6/16/2001	($4,000.00)	$0.00	$0.00	$0.00	($4,000.00)
1031	AUSTIN POWDER COMPANY	1346	11/27/2002	12/27/2002	$6,083.35	$6,083.35	$0.00	$0.00	$0.00
1456	INDUSTRIA MILITAR	1302	11/15/2002	12/27/2002	$25,774.60	$25,774.60	$0.00	$0.00	$0.00
1456	INDUSTRIA MILITAR	1302	11/27/2002	12/27/2002	($1,000.00)	($1,000.00)	$0.00	$0.00	$0.00
1461	BAE SYSTEMS	1243	10/31/2002	11/30/2002	$2,700.00	$2,700.00	$0.00	$0.00	$0.00
1484	D & G CONSULTING	1282	11/11/2002	12/11/2002	$540.00	$540.00	$0.00	$0.00	$0.00
1484	D & G CONSULTING	1283	11/11/2002	12/11/2002	$375.00	$375.00	$0.00	$0.00	$0.00
1485	SPECIALTY FERTILIZER	2369	5/6/2002	6/6/2002	$3,450.00	$0.00	$0.00	$0.00	$3,450.00
1485	SPECIALTY FERTILIZER	1003	7/18/2002	8/17/2002	$1,200.00	$0.00	$0.00	$0.00	$1,200.00
1486	ORICA	1242	10/31/2002	11/30/2002	$2,200.00	$2,200.00	$0.00	$0.00	$0.00
1487	TAKATA SEAT BELTS, INC	1345	11/27/2002	12/27/2002	$600.00	$600.00	$0.00	$0.00	$0.00
1488	EXPLO SYSTEMS, INC.	1347	11/27/2002	12/27/2002	$3,041.65	$3,041.65	$0.00	$0.00	$0.00
1488	EXPLO SYSTEMS, INC.	1348	11/27/2002	12/27/2002	$225.00	$225.00	$0.00	$0.00	$0.00
1491	BAKER ATLAS	476787	10/30/2002	11/29/2002	-$462.00	($462.00)	$0.00	$0.00	$0.00
2230	DYNO NOBEL INC.	1310	11/18/2002	12/18/2002	$400.00	$400.00	$0.00	$0.00	$0.00
2640	LDE CORPORATION	1208	10/16/2002	11/15/2002	$6,514.06	$0.00	$6,514.06	$0.00	$0.00
2640	LDE CORPORATION	1208	11/4/2002	11/15/2002	($6,250.00)	$0.00	($6,250.00)	$0.00	$0.00
2640	LDE CORPORATION	1326	11/22/2002	12/22/2002	$340.24	$340.24	$0.00	$0.00	$0.00
					$92,255.50	$48,378.04	$264.06	$0.00	$43,613.40

EXHIBIT 2.2(n)

EXCLUDED SELLERS’ CONTRACTS

Universal Tech Corporation

1.	Equipment Lease between United Leasing, Inc. and Universal Tech Corporation (“UTeC”), commencing March 16, 2000, and continuing for 60 months, regarding G25E Daewoo Forklift.
2.	Equipment Lease between United Leasing, Inc. and UTeC, commencing February 16, 2001, and continuing for 36 months, regarding 2001 Chevy Silverado pickup.
3.	Equipment Lease between Sharp Financial Company and UTeC, commencing August 19, 2002, and continuing for 60 months, regarding Canon copier at R&D Lab, Riverton, Kansas.
4.
Service Agreement between UTeC and LSB Industries, Inc. (“LSB”) dated December 23, 1992, terminable (with notice) on December 23, 2004, or upon LSB giving 90 days notice to terminate at any time, regarding LSB’s performance of certain administrative services for UTeC.

5.	Incentive Stock Option Agreement between LSB and Oldrich Machacek dated April 22, 1998, expiring on April 22, 2008, regarding option on 5,000 shares of LSB stock.
6.	Non-Qualified Stock Option Agreement – 1998 between LSB and Oldrich Machacek, dated April 22, 1998, expiring on April 22, 2008 regarding option on 5,000 shares of LSB stock.
7.	Incentive Stock Option Agreement between LSB and Oldrich Machacek dated July 8, 1999, expiring July 8, 2009, regarding option on 5,000 shares of LSB stock.
8.	Incentive Stock Option Agreement between LSB and Oldrich Machacek dated November 29, 2001, expiring on November 29, 2011, regarding option on 5,000 shares of LSB stock.
9.
Consent Agreement in The Matter of Pollution at Former Gulf Oil Company Jayhawk Plant, Galena, Kansas, Case No. 98-E-0109, Kansas Department of Health and Environment, last signed June 16, 1999, termination upon KDHE’s notice that the terms have been satisfactorily completed.

10.	Phase IV Agreement, dated June 16, 1999, by and among Inspec USA, Inc., Chevron Chemical Company LLC, Chevron USA, Inc., Koch Chemical Company and UTeC, regarding UTeC’s R&D Lab, Riverton, Kansas.
11.
Mortgage, Assignment of Rents and Security Agreement executed by UTeC in favor of Guggenheim Investment Management, LLC, et al. (“Guggenheim”), dated May 24, 2002, filed June 6, 2002 at 3:15 PM in Book 290 of Mortgages at Pages 217-243 in the office of the Register of Deeds, Cherokee County, Kansas.

12.
Mortgage, Assignment of  Rents and Security Agreement executed by UTeC, in favor of Foothill Capital Corporation, et al. (“Foothill”), dated May 24, 2002, filed June 6, 2002 at 3:25 PM in Book 290 of Mortgages at Pages 244-272 in the office of the Register of Deeds, Cherokee County, Kansas.

13.
Mortgage Subordination and Standstill Agreement in favor of Guggenheim, executed by Foothill, Guggenheim and UTeC, filed June 6, 2002 at 3:35 PM in Book 92 of Miscellaneous at Pages 673-686 in the office of the Register of Deeds, Cherokee County, Kansas.

14.	All title documents, including those listed in Part 3.6 (which Part is incorporated herein by reference) associated with any Real Property owned UTeC, as such terms are defined in the Agreement.
15.	Lease and Operating Agreement (With Right of First Refusal and Option to Purchase), dated September 25, 1990, from IRECO Incorporated to UTeC, regarding UTeC’s Underwater Lab, Hallowell, Kansas.

Slurry Explosive Corporation

1.
Equipment Lease #8 between United Leasing, Inc. and SEC last signed on December 9, 1999 and commencing on November 15, 1999, and continuing for 60 months, regarding a Plastic Tube Filling and Scaling Machine.

2.	Master Rental Agreement between Associates Leasing, Inc. and SEC, commencing on December 30, 1998, and continuing for 60 months, regarding a new Daewoo Model G20S/LPS.
3.	O.S.P. Program Sales Agreement between American Business Systems and SEC, dated September 25, 1998, and continuing for five years, regarding a copier machine.
4.
Standard Uniform Rental Service Agreement between Cintas Corporation and SEC, dated November 16, 2001, and continuing for 60 months with automatic renewals for like periods unless terminated 60 days before end of any term, regarding garment services for employee uniforms.

2

5.
Equipment Lease between G.W. Van Keppel Company/Associates Leasing, Inc. (assigned to Citicapital Commercial Leasing Corporation) and SEC, commencing September 22, 2000, and continuing 66 months, regarding Svadala hydraulic track drill.

6.	Equipment Lease between Citicapital Commercial Leasing Corporation and SEC, commencing December 28, 2001, and continuing 60 months, regarding Svadala hydraulic track drill.
7.	Equipment Lease #6 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Hallowell, Kansas Facility.
8.	Equipment Lease #7 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Pryor, Oklahoma Facility.
9.
Conditional Sale Agreement between Transport International Tool, Inc. and SEC, dated July 17, 2001, commencing October 1, 2001 and continuing 48 months, regarding the purchase of 49 over-the-road trailers.

10.	Equipment Lease #1 between United Leasing, Inc. and SEC, commencing February 26, 2001, and continuing 36 months, regarding 2001 Chevy Silverado pickup at Pryor, Oklahoma Facility.
11.	Equipment Lease #10 between United Leasing, Inc. and SEC, commencing January 15, 2002, and continuing 36 months, regarding 1999 Ford F-250 pickup at Hallowell, Kansas Facility.
12.	Equipment Lease #2 between United Leasing, Inc. and SEC, commencing February 15, 1998, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.
13.	Equipment Lease #5 between United Leasing, Inc. and SEC, commencing March 15, 1999, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.
14.	Equipment Lease #3 between United Leasing, Inc. and SEC, commencing September 15, 1998, and continuing 60 months, regarding 1998 Mack pumper truck at Pryor, Oklahoma Facility.
15.	Lease between R.K. Black, Inc. and SEC, commencing February 23, 1998, and continuing for 60 months, regarding two (2) Lanier copiers for SEC’s Oklahoma City, Oklahoma office.

3

16.	Master Services Agreement dated March 14, 2002 for SCS Engineers to perform Comprehensive Investigation/Corrective Action Study for SEC and its counsel, Shook Hardy & Bacon LLP.
17.
Service Agreement, between SEC and LSB, dated January 1, 1992, terminating upon notice on January 1, 2004, or upon LSB giving 90 days notice of termination at anytime, regarding LSB’s performance of certain administrative service for SEC.

18.	Asset Sale and Purchase agreement between SEC and ICI Explosives USA, Inc. (“ICI”), dated as of November 30, 2000, regarding SEC’s acquisition of ICI’s Kinepak Business and Kinepak Assets.
19.
Consent Order entered in The Matter of Pollution at Slurry Explosive Corporation, Hallowell, Kansas, Case No. 02-E-0049, Kansas Department of Health and Environment (“KDHE”), dated April 22, 2002, terminating upon KDHE’s notice that terms have been satisfactorily completed.

20.
Confidentiality Agreement between SEC and Wimase Limited (“Wimase”), dated June 18, 2002, expiring June 18, 2004, regarding SEC’s information provided to Wimase for purpose of evaluating the possible acquisition of SEC’s Hallowell, Kansas Facility.

21.	Incentive Stock Option Agreement between LSB and Paul Keeling, dated April 22, 1998, expiring on April 22, 2008, regarding option on 3,000 shares of LSB stock.
22.	Non-Qualified Stock Option Agreement – 1998 between LSB and Paul Keeling, dated April 22, 1998, expiring on April 22, 2008, regarding option on 3,000 shares of LSB stock.
23.	Incentive Stock Option Agreement between LSB and Paul Keeling, dated July 8, 1999, expiring on July 8, 2009, regarding option on 10,000 shares of LSB stock.
24.	Incentive Stock Option Agreement between LSB and Paul Keeling, dated November 29, 2001, expiring on November 29, 2011, regarding option on 10,000 shares of LSB stock.
25.	Incentive Stock Option Agreement between LSB and William Manion, dated April 22, 1998, expiring on April 22, 2008, regarding option on 3,000 shares of LSB stock.
26.	Non-Qualified Stock Option Agreement - 1998, between LSB and William Manion, dated April 22, 1998, expiring on April 22, 2008, regarding option on 5,000 shares of LSB stock.

4

27.	Incentive Stock Option Agreement between LSB and William Manion, dated July 8, 1999, expiring on July 8, 2009, regarding option on 15,000 shares of LSB stock.
28.	Incentive Stock Option Agreement between LSB and William Manion, dated November 29, 2001, expiring on November 29, 2011, regarding option on 10,000 shares of LSB stock.
29.	Lease from Prime Financial Corporation to SEC, dated February 15, 1995, regarding SEC’s Pryor, Oklahoma Facility.
30.
Stipulation for Compromise Settlement in United States of America v. 1.5 Blasting Agents, et al., Civil Case No. 0201096-WEB, U.S.D.C., District of Kansas dated October, 2002, consenting to the forfeiture of product seized by the ATF.

31.	Trademark Security Agreement between Foothill and SEC, et al., dated April 13, 2001, regarding the pledge of certain trademarks.
32.	Patent Security Agreement between Foothill and SEC, et al., dated April 13, 2001, regarding the pledge of certain patents.
33.	All title documents, including those listed in Part 3.6 (which Part is incorporated herein by reference) associated with any Real Property owned SEC, as such terms are defined in the Agreement.

Agreements between SEC & UTeC

1.	Asset Purchase and Sale Agreement between SEC and UTeC, dated May 14, 2002, regarding UTeC’s purchase of SEC’s assets related to Hallowell, Kansas Facility.
2.	Services Agreement between SEC and UTeC, dated August 23, 2002, expiring August 23, 2005, upon thirty days notice, regarding SEC providing certain administrative and human resource services.
3.	Supply Agreement between SEC and UTeC, dated August 30, 2002, terminating August 30, 2003, upon thirty day notice, regarding UTeC’s manufacture of certain product for SEC.
4.	$5,000.00 monthly fee paid by SEC to UTeC for Research, Development and Quality Control work for SEC’s Kinepak plant business, effective March, 2002, and continuing until terminated.

5

5.	Contribution Agreement between UTeC, SEC and other affiliates, dated April 13, 2001, addressing contribution relating to the obligations under the Foothill Second Amendment.
6.	Industrial Lease from UTeC to SEC, dated May 14, 2002, regarding the Hallowell, Kansas Facility.

Both UTeC and SEC are Parties

1.	Loan and Security Agreement between Foothill and UTeC and SEC, et al., dated April 13, 2001, regarding working capital line of credit (the “Foothill Loan”).
2.	First Amendment to Loan and Security Agreement, dated August 3, 2001, amending the Foothill Loan.
3.	Second Amendment to Loan and Security Agreement, dated May 24, 2002, amending the Foothill Loan.
4.	Lockbox Operating Procedural Agreement between Foothill and UTeC and SEC, et al., dated April 13, 2001, regarding operation of lockbox for receivables.
5.	Securities Purchase Agreement between Guggenheim and UTeC and SEC dated May 24, 2002, regarding the purchase by Guggenheim of certain Notes (the “Securities Purchase Agreement”).
6.	Guaranty by SEC and UTeC, et al. to Guggenheim, dated May 24, 2002, regarding debt created by Securities Purchase Agreement.
7.	Intercreditor Agreement between Foothill, Guggenheim, UTeC and SEC, et al., regarding priorities of security interests of Guggenheim and Foothill.
8.	Indenture between ClimaChem, Inc. (“CCI”), Ban One, NA (“BankOne”), UTeC and SEC, et al., as Guarantors, dated November 26, 1997, regarding the issuance of Senior Notes (the “Indenture”).
9.	Guaranty by UTeC and SEC and other affiliates with respect to the Indenture.
10.	First Supplemental Indenture between CCI, BankOne and UTeC and SEC, et al., as Guarantors, dated February 8, 1999, amending and supplementing the Indenture.
11.	Second Supplemental Indenture between CCI, BankOne and UTeC and SEC, et al., as Guarantors, dated June 25, 1999, amending and supplementing the Indenture.

6

12.	Third Supplemental Indenture between CCI, BankOne and UTeC and SEC, et al., as Guarantors, dated August 10, 2000, amending and supplementing the Indenture.
13.	Fourth Supplemental Indenture between CCI, BankOne and UTeC and SEC, et al., as Guarantors, dated May 30, 2001, amending and supplementing the Indenture.
14.	Fifth Supplemental Indenture between CCI, BankOne and UTeC and SEC, et al., as Guarantors, dated May 24, 2002, amending and supplementing the Indenture.
15.	All rights of UTeC and SEC under those Seller Contracts, as such term is defined in the Agreement, as contemplated by and executed in connection with the Agreement.

7

EXHIBIT 2.2(o)

EXCLUDED PROPERTY AND ASSETS

1.	All Real Property, as such term is defined in the Agreement owned by Universal Tech Corporation (“UTeC”) and/or Slurry Explosive Corporation (“SEC”).
2.	All business records and transactional documents required by the Bureau of Alcohol, Tobacco and Firearms to be maintained by UTeC and/or SEC.
3.	All the equipment, vehicles and/or other property (personal and real) that are the subject of the following agreements:

a.           Universal Tech Corporation

(1)	Equipment Lease between United Leasing, Inc. and UTeC, commencing March 16, 2000, and continuing for 60 months, regarding G25E Daewoo Forklift.
(2)	Equipment Lease between United Leasing, Inc. and UTeC, commencing February 16, 2001, and continuing for 36 months, regarding 2001 Chevy Silverado pickup.
(3)	Equipment Lease between Sharp Financial Company and UTeC, commencing August 19, 2002, and continuing for 60 months, regarding Canon copier at R&D Lab, Riverton, Kansas.
(4)	Lease and Operating Agreement (With Right of First Refusal and Option to Purchase), dated September 25, 1990, from IRECO Incorporated to UTeC, regarding UTeC’s Underwater Lab, Hallowell, Kansas.

b.           Slurry Explosive Corporation

(1)
Equipment Lease #8 between United Leasing, Inc. and SEC last signed on December 9, 1999 and commencing on November 15, 1999, and continuing for 60 months, regarding a Plastic Tube Filling and Scaling Machine.

(2)	Master Rental Agreement between Associates Leasing, Inc. and SEC, commencing on December 30, 1998, and continuing for 60 months, regarding a new Daewoo Model G20S/LPS.
(3)	O.S.P. Program Sales Agreement between American Business Systems and SEC, dated September 25, 1998, and continuing for five years, regarding a copier machine.

(4)
Standard Uniform Rental Service Agreement between Cintas Corporation and SEC, dated November 16, 2001, and continuing for 60 months with automatic renewals for like periods unless terminated 60 days before end of any term, regarding garment services for employee uniforms.

(5)
Equipment Lease between G.W. Van Keppel Company/Associates Leasing, Inc. (assigned to Citicapital Commercial Leasing Corporation) and SEC, commencing September 22, 2000, and continuing 66 months, regarding Svadala hydraulic track drill.

(6)	Equipment Lease between Citicapital Commercial Leasing Corporation and SEC, commencing December 28, 2001, and continuing 60 months, regarding Svadala hydraulic track drill.
(7)	Equipment Lease #6 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Hallowell, Kansas Facility.
(8)	Equipment Lease #7 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Pryor, Oklahoma Facility.
(9)
Conditional Sale Agreement between Transport International Tool, Inc. and SEC, dated July 17, 2001, commencing October 1, 2001 and continuing 48 months, regarding the purchase of 49 over-the-road trailers.

(10)	Equipment Lease #1 between United Leasing, Inc. and SEC, commencing February 26, 2001, and continuing 36 months, regarding 2001 Chevy Silverado pickup at Pryor, Oklahoma Facility.
(11)	Equipment Lease #10 between United Leasing, Inc. and SEC, commencing January 15, 2002, and continuing 36 months, regarding 1999 Ford F-250 pickup at Hallowell, Kansas Facility.
(12)	Equipment Lease #2 between United Leasing, Inc. and SEC, commencing February 15, 1998, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.
(13)	Equipment Lease #5 between United Leasing, Inc. and SEC, commencing March 15, 1999, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.
(14)	Equipment Lease #3 between United Leasing, Inc. and SEC, commencing September 15, 1998, and continuing 60 months, regarding 1998 Mack pumper truck at Pryor, Oklahoma Facility.

2

(15)	Lease between R.K. Black, Inc. and SEC, commencing February 23, 1998, and continuing for 60 months, regarding two (2) Lanier copiers for SEC’s Oklahoma City, Oklahoma office.
3

Exhibit 2.3

Prepaid Lease Obligations

See attached schedule

AP0125 256	Sferguson	PCACT13B	Universal Tech Corporation
Bank Code	111 First American Bank		Disbursements Journal			10:30:21	11/23/2002	Page 1
Payment Code	Checks

Payment	Payment	Invoice	Invoice	Due Before	Gross	Discount	Payment
Number	Date	Number	Date	Payment	Amount	Taken	Amount

337718	GE Capital Modular Space
15593	12/1/2002	LESE021231	12/1/2002	417.20	417.20	0	417.20
		Payment	15593 Total		417.20	0	417.20

356180	Wells Fargo Financial
15594	12/1/2002	3595021231	12/1/2002	181.12	181.12	0	181.12
		Payment	15594 Total		181.12	0	181.12

542905	Midwest Leasing Co.
15595	12/1/2002	PURCO21231	12/1/2002	1000.00	1000.00	0	1000.00
		Payment	15595 Total		1000.00	0	1000.00

788878	Preston Forest Assoc LTD
15596	12/01/2002	RENT021231	12/1/2002	758.79	758.79	0	758.79
		Payment	15596 Total		758.79	0	758.79

838770	United Leasing Co.
15597	12/1/2002	0001021231	12/1/2002	467.42	467.42	0	467.42
		Payment	15597 Total		467.42	0	467.42

15598	0002021231	0002021231	12/1/2002	361.25	361.25	0	361.25
		Payment	15598 Total		361.25	0	361.25

		Disbursement Totals			3185.78	0	3185.78

AP0125 254	Sferguson	PCACT13B	Slurry Exploswive Corp
Bank Code	111 First American Bank		Disbursements Journal			15:05:47	11/22/2002	Page 1
Payment Code	Checks

Payment	Payment	Invoice	Invoice	Due Before	Gross	Discount	Payment
Number	Date	Number	Date	Payment	Amount	Taken	Amount

181788	CITICAPITAL
36854	12/1/2002	Lese021231	12/1/2002	5740.00	5740.00	0	5740.00
		Payment	36854 Total		5740.00	0	5740.00
36855	12/1/2002	RENT021231	12/1/2002	6650.00	6650.00	0	6650.00
		Payment	36855 Total		6650.00	0	6650.00
647260	PITNEYWORKS
36856	12/1/2002	4025021231	12/1/2002	325.00	325.00	0	325.00
		Payment	36856 Total		325.00	0	325.00
36857	12/1/2002	9625021231	12/1/2002	50.00	50.00	0	50.00
		Payment	16857 Total		50.00	0	50.00
652950	Amerian Heart Assoc DBA
36858	12/1/2002	LESE021231	12/1/2002	988.75	988.75	0	988.75
		Payment	36858 Total		988.75	0	988.75

658890	Premium Financing
36859	12/1/2002	5453021231	12/1/2002	17018.30	17018.30	0	17018.30
		Payment	36859 Total		17018.30	0	17018.30

838770	United Leasing Co.
36860	12/1/2002	D885021231	12/1/2002	3288.46	3288.46	0	3288.46
		Payment	36860 Total		3288.46	0	3288.46
36861	12/1/2002	0001021231	12/1/2002	760.76	760.76	0	760.76
		Payment	36861 Total		760.76	0	760.76
36862	12/1/2002	0002021231	12/1/2002	1118.38	1118.38	0	1118.38
		Payment	36862 Total		1118.38	0	1118.38
36863	12/1/2002	0005021231	12/1/2002	1212.97	1212.97	0	1212.97
		Payment	36863 Total		1212.97	0	1212.97
36864	12/1/2002	0006021231	12/1/2002	643.80	643.80	0	643.80
		Payment	36864 Total		643.80	0	643.80

AP0125 254	Sferguson	PCACT13B	Slurry Exploswive Corp
Bank Code	111 First American Bank		Disbursements Journal			15:05:47	11/22/2002	Page 2
Payment Code	Checks

Payment	Payment	Invoice	Invoice	Due Before	Gross	Discount	Payment
Number	Date	Number	Date	Payment	Amount	Taken	Amount

36865	12/1/2002	0007021231	12/1/2002	643.80	643.80	0	643.80
		Payment	36865 Total		643.80	0	643.80
36866	12/1/2002	0008021231	12/1/2002	880.97	880.97	0	880.97
		Payment	36866 Total		880.97	0	880.97
36867	12/1/2002	0010021231	12/1/2002	574.23	574.23	0	574.23
		Payment	36867 Total		574.23	0	574.23
845590	U.S. BANCORP EQUIPMENT
36868	12/1/2002	LESE021231	12/1/2002	8907.08	8907.08	0	8907.08
		Payment	36868 Total		8907.08	0	8907.08

		Disbursement Totals			48802.50	0	48802.50

EXHIBIT 2.4(a)

Allocation of Responsibility for Assumed Liabilities Among Buyers

UTeC Corporation, LLC:

1.
Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated May 17, 1999, continuing on a quarterly by quarterly basis until terminated, regarding water cooler at the Pruf Plant, Hallowell, Kansas.

2.
Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated May 1, 1995, continuing on a quarterly by quarterly basis until terminated, regarding water cooler at UTeC’s Underwater Lab, Hallowell, Kansas.

3.
Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated September 27, 1985, continuing on a 6 months by 6 months basis until terminated, regarding water cooler at UTeC’s R&D Lab, Riverton, Kansas.

4.	Lease Agreement between Tipper Tie, a Dover Industries Company, and UTeC, dated June 28, 1995, renewed through June, 2003, regarding two (2) tieing machines at UTeC’s Pruf Plant, Hallowell, Kansas.
5.	Lease Agreement between Tipper Tie, a Dover Industries Company, and UTeC, renewed through January, 2003, regarding a tieing machine at UTeC’s Underwater Lab, Hallowell, Kansas.
6.	Month to month Q.C. Testing Fee Agreement between UTeC and Ireco (now Dyno Nobel, Inc.), dated October 14, 1991, regarding quality control testing by UTeC at UTeC’s Underwater Lab, Hallowell, Kansas.
7.	Testing Fee Agreement between UTeC and Nelson Brothers LLC, dated September 27, 2002, regarding specifically delineated testing by UTeC at UTeC’s Underwater Lab, Hallowell, Kansas.
8.	Quote from UTeC to Industria Militar for $453,717.51 (US) in sales of raw materials during first half of 2003.
9.
Technology and Know-How License Agreement between UTeC and Explosivos de Norteamerica S.A. de C.V., dated January 1, 1997, terminating on January 1, 2007, regarding use of UTeC technology and know-how to manufacture and sell product in Mexico on an exclusive basis so long as a 2,000 metric tons per year volume is sustained.

10.	Listing of UTeC employees and their repayment obligations who have received advances made by UTeC.
11.
Consulting Agreement between UTeC and Pieter de Wit, dated January 1, 1996, as orally amended and extended to December 31, 2002, regarding the providing of consulting services related to demilitarization projects.

12.
Confidentiality Agreement, last signed October 16,2001, and continuing for five (5) years, by and between UTeC and Aliachem a.s., regarding confidential information provided for discussion of the possible sale of a business owned by Aliachem a.s.

13.
Lease from PLP Investment, Inc. (assigned to Preston Forest Associates, Ltd.) to UTeC, dated June 5, 1992, on UTeC’s Dallas office space, as amended on August 30, 1993, March 21, 1996 and August 1, 1998.

SEC Investment Corp., LLC:

1.
License and Processing Agreement between SEC and TPL, Inc., dated December 9, 1999, for continuing one year terms until 12 months notice is given, regarding the use of SEC’s Technical Information to produce product solely for SEC.

2.	Proprietary Information Disclosure Agreement between SEC and TPL, Inc., dated October 3, 1999, terminating October 3, 2004, regarding each party’s Proprietary Information.
3.
Purchase Agreement between General Dynamics Ordinance and Tactical Systems and SEC, dated March 11, 2002, final payment due October 15, 2002, regarding watergel slurry production equipment purchased from Marion, Illinois.

4.	Emergency Response Telecommunication Service Agreement between Chem-Tel, Inc. and SEC dated March 25, 1997, renewed through December 31, 2002, regarding 24-hour emergency phone answering services.
5.	Contract Service Agreement between Midwest Leasing Co. and SEC, dated May 2, 1997, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0049, 1995 Kenworth.
6.
Contract Service Agreement between Midwest Leasing Co. and SEC, dated September 18, 1998, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0055, 1999 Peterbilt.

7.	Contract Service Agreement between Midwest Leasing Co. and SEC, dated June 25, 1999, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0058, 2000 Peterbilt.

2

8.	Contract Service Agreement between Explo-Transport Co. and SEC, dated July 23, 1998, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0053, 1999 Peterbilt.
9.
Contract Service Agreement between Explo-Transport Co. and SEC, dated September 14, 2000, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0059, 2001 Peterbilt.

10.	Contract Service Agreement between Explo-Transport Co. and SEC, dated July 13, 2001, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0060, 2000 Peterbilt.
11.	Rental Agreement between Pitney Bowes, Inc. and SEC, dated April 4, 1989, expired April 4, 1989, but now paid quarterly, in advance, regarding postage meter for SEC’s Oklahoma City, Oklahoma office.
12.
Construction Agreement between SEC and Mid Central Contract Services, Inc., dated August 7, 2002, regarding construction efforts at Hallowell, Kansas Facility for $208,721.00, which has been paid in full.

13.	Service Agreement between SEC and U.S. Cellular dated September 23, 2002, expiring September 23, 2003, for cell phone services at Pryor, Oklahoma Facility.
14.	Pricing Agreement between SEC and Heartland Cement through January 31, 2003, regarding turnkey drilling and blasting services by SEC’s Pryor, Oklahoma Facility.
15.	Pricing Agreement between SEC and Lone Star Industries through January 1, 2003, regarding turnkey drilling and blasting services by SEC’s Pryor, Oklahoma Facility.
16.	Wireless Services Agreement between SEC and AT&T Wireless, expiring April, May (two phones) and December, 2003, regarding four cell phone services at Hallowell, Kansas Facility.
17.
Marketing and Supply Agreement between SEC and Austin Powder Company dated October 5, 1994, terminated as to exclusivity only effective October 5, 1997, but otherwise terminable upon sixty days notice prior to the October 5 automatic annual renewal, regarding Austin Powder Company’s marketing and distributing efforts of watergel products for forest fire fighting and timber boundary demarcation applications.

18.
Non-exclusive License Agreement between SEC and Total Energy Systems Limited (“TES”), dated October 1, 1996, as amended and assigned in that Assignment and Amendment of the Slurry Explosive Corporation License Agreement between SEC, TES and Quantum Explosives Pty. Ltd., dated August 2, 1999, continuing through end of use or breach, regarding use of SEC’s patent

3

rights or technical information to manufacture and sell specific products in plants in Australia, New Zealand, New Guinea, Fiji, Myanmar and Soloman Islands.

19.	Letter reflecting SEC’s November 6, 2000, offer of employment to Bob Le Blanc, commencing January 1, 2001, including commissions, with expectations of a one to two year employment period.
20.	Listing of SEC employees and their repayment obligations who have received advances made by SEC.
21.	SEC Employees signature pages exhibiting their agreement to the Assignment of Invention, Confidentiality and Non-Compete provisions of the SEC Employee Handbook.
22.
Confidentiality Agreement between SEC and KESCO, Inc. (“KESCO”), dated September 19, 1994, with no expiration date, regarding information received from KESCO for purposes of evaluating the possible acquisition of KESCO by SEC.

23.
Confidentiality Agreement between SEC and Union Espanola de Explosivos, S.A. (“UEE”), dated May 10, 2002, expiring May 10, 2007, regarding SEC’s information provided to UEE for purposes of evaluating the possible acquisition of SEC’s Hallowell, Kansas Facility.

24.
Lease Agreement between SEC and Conseco Finance Vendor Services Corporation, dated December 22, 2000, continuing for 24 months, with $1.00 purchase option, regarding computers at SEC’s Oklahoma City, Oklahoma office.

25.
Office Lease Agreement from Nations Bank N.A. (assigned to American Heart Association) to SEC, dated September 15, 1997, regarding SEC’s Portland Plaza, Oklahoma City, Oklahoma administrative office space.

Energetic Systems Inc., LLC:

1.	Employment Agreement between UTeC and Oldrich Machacek dated June 5, 1990, terminating upon 60 days notice.
2.	1993 Severance Agreement between LSB Industries, Inc. (“LSB”) and Bill Manion, dated March 26, 1993, expiring March 26, 2003, with automatic three year renewals unless terminated with 60 days notice.
3.	1993 Severance Agreement between LSB and Paul Keeling, dated March 26, 1993, expiring March 26, 2003, with automatic three year renewals unless terminated with 60 days notice.

4

DetaCorp Inc., LLC:

1.
Postage Meter Rental Agreement between UTeC and Pitney Bowes, dated September 23, 2002, continuing for one year, regard UTeC’s assumption of SEC’s obligations for a postage meter at the Hallowell, Kansas Facility.

2.
Confidential Rail Transportation Contract between SEC and Union Pacific Railroad Company ,dated effective January 1, 2002, expiring July 31, 2002 but informally continuing, regarding line-haul transportation.

3.
Equipment Lease between Midwest Leasing Co. and SEC, dated May 6, 2002, and continuing for 12 months (at which time SEC becomes owner), regarding 1986 Tempe Reefer Cooling Unit for Kinepak Plant located at Hallowell, Kansas Facility.

4.	Quarterly (i.e. requires 90 day notice to terminate) Security and/or Patrol Services Agreement dated April 9, 2002, regarding security patrol at Hallowell, Kansas Facility.
5.	Quarterly (i.e. requires 90 day notice to terminate) Security and/or Patrol Services Agreement dated April 22, 2002, regarding telephone for security patrol at Hallowell, Kansas Facility.
6.	Cleaning Service Contract between SEC and Safety-Kleen Systems, Inc., dated May 2, 2002, expires May 2, 2003, regarding cleaning/services provided to SEC at Hallowell, Kansas Facility.
7.	Lease Agreement between Farmer’s Co-op Association and SEC, dated November 28, 2001, regarding property adjacent to railroad at or near Hallowell, Kansas.
8.
SEC’s rights under Industry Track Lease Agreement between South Kansas and Oklahoma Railroad and El Dorado Chemical Company, dated as of August 1, 1998, regarding railroad track at or near Hallowell, Kansas.

5

EXHIBIT 2.7(a)(i)
Bill of Sale

This Bill of Sale ("Bill of Sale") is made and entered into on December 6, 2002, by and among Universal Tech Corporation, an Oklahoma corporation ("Seller"), and ___________, a Nevada limited liability company ("Buyer").

WHEREAS, Buyer and Seller are parties to that certain Asset Purchase Agreement dated December 6, 2002 (the "Purchase Agreement"); and

WHEREAS, pursuant to the Purchase Agreement, Seller has agreed to sell, assign, transfer and convey certain Assets to Buyer, as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.	Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

2.
Sale and Transfer of Assets and Contract Rights. Effective as of 12:01 a.m. C.S.T. on December 1, 2002 (the "Effective Time"), Seller hereby sells, transfers, assigns, conveys, grants and delivers to Buyer, all of Seller's right, title and interest in and to all of the assets (the "Assets") and contract rights ("Rights") described on Schedule A hereto (collectively, the Assets and the Rights being referred to as the "Transferred Items"). The Transferred Items do not include Excluded Assets. Further, Buyer acknowledges that, except as provided in the Purchase Agreement, Seller makes no representations or warranties as to the Transferred Items and, subject to any express representation or warranty made by any third-party that is being transferred in connection with the transactions contemplated by the Purchase Agreement, all of the Transferred Items are being conveyed on an “as is-where is” basis.

3.
Further Actions. Seller covenants and agrees to warrant and defend the title to  the Transferred Items hereby made against all lawful claims of any person whomsoever, to take all steps reasonably necessary to establish the record of Buyer's title to the Transferred Items and, at the request of Buyer, to execute and deliver further instruments of transfer and assignment and take such other action as Buyer may reasonably request to more effectively transfer and assign to and vest in Buyer each of the Transferred Items, all at the sole cost and expense of Seller.

4.
Power of Attorney. Without limiting Section 2 hereof, Seller hereby constitutes and appoints Buyer the true and lawful agent and attorney in fact of Seller, with full power of substitution, in whole or in part, in the name and stead of Seller but on behalf and for the benefit of Buyer and its successors and assigns, from time to time:

(a)	to demand, receive and collect any and all of the Transferred Items and to give receipts and releases for and with respect to the same, or any part thereof, and

(b)	to do all things legally permissible, required or reasonably deemed by Buyer to be required to recover and collect the Transferred Items,

Seller hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable by Seller.

5.
Terms of the Purchase Agreement. The terms of the Purchase Agreement are incorporated herein by this reference. Seller acknowledges and agrees that the terms contained in the Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 6, 2002.

SELLER:
Universal Tech Corporation

_____________________
By: __________________
Title:_________________

2

SCHEDULE A
TO
BILL OF SALE
Description of Assets and Contract Rights

[Insert specific language for each Buyer]

3

EXHIBIT 2.7(a)(ii)
Assignment and Assumption Agreement

This Assignment and Assumption Agreement ("Assignment and Assumption Agreement") is made and entered into on December __, 2002, by and among Universal Tech Corporation, an Oklahoma corporation ("Assignor"), and ___________, a Nevada limited liability company ("Assignee").

WHEREAS, Assignor and Assignee are parties to that certain Asset Purchase Agreement dated  December __, 2002 (the "Purchase Agreement"); and

WHEREAS, pursuant to the Purchase Agreement, Assignor has agreed to assign certain rights and agreements to Assignee, and Assignee has agreed to assume certain obligations of Assignor, as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.	Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

2.
Assignment and Assumption. Effective as of 12:01 a.m. C.S.T. on              December 1, 2002 (the "Effective Time"), Assignor hereby assigns, sells, transfers and sets over (collectively, the "Assignment") to Assignee all of Assignor's right, title, benefit, privileges and interest in and to, and all of Assignor's burdens, obligations and liabilities in connection with, each of the Assumed Liabilities described on Schedule A hereto. Assignee hereby accepts the Assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of Assignor to be observed, performed, paid or discharged from and after the Closing, in connection with such Assumed Liabilities. Assignee assumes no Retained Liabilities, and the parties hereto agree that all such Retained Liabilities shall remain the sole responsibility of Assignor.

3.
Further Actions. Each of the parties hereto covenants and agrees, at its own expense, to execute and deliver, at the request of the other party hereto, such further instruments of transfer and assignment and to take such other action as such other party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Assignment and Assumption Agreement.

4.
Terms of the Purchase Agreement. The terms of the Purchase Agreement and Disclosure Letter incorporated therein are incorporated herein by this reference. Assignor acknowledges and agrees that the terms contained in the Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement on the date first above written.

ASSIGNOR:                                                                       ASSIGNEE:
Universal Tech Corporation                                            _____________________

_____________________                                             _____________________
By: __________________                                             By: __________________
Title:_________________                                             Title:_________________

2

SCHEDULE A
TO
ASSIGNMENT AND ASSUMPTION AGREEMENT
Description of Assumed Liabilities

[Insert specific language for each Buyer]

3

EXHIBIT 2.7(a)(iv)(B)

Assignment of Servicemarks and Trademarks

ASSIGNMENT OF SERVICEMARKS AND TRADEMARKS made and entered into on the 6th day of December 2002, by _____________, an Oklahoma corporation ("Assignor"), to __________, a Nevada limited liability company ("Assignee").

RECITAL

Assignee and Assignor are parties to an Asset Purchase Agreement dated December 6, 2002 (the "Agreement"), pursuant to which Assignor has agreed to sell to Assignee and Assignee has agreed to buy from Assignor the Assets (as defined in the Agreement), including without limitation the servicemarks, trademarks and trade names of Assignor. Pursuant to the Agreement, Assignor has agreed to execute such instruments as the Assignee may reasonably request in order to more effectively assign, transfer, grant, convey, assure and confirm to Assignee and its successors and assigns, or to aid and assist in the collection of or reducing to possession by the Assignee of, all of such assets.

In accordance therewith, Assignor desires to transfer and assign to Assignee, and Assignee desires to accept the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under Assignor's registered and unregistered domestic and foreign servicemarks, trademarks, trademark applications and trade names, including without limitation the servicemarks, trademarks, serviceman and trademark applications and trade names listed on Schedule A annexed hereto and incorporated herein by reference (all of the foregoing being referred to herein as the "Marks").

NOW, THEREFORE, effective as of 12:01 a.m. C.S.T. on December 1, 2002 Assignor, for and in exchange for the payment of the purchase price set forth in the Agreement, the receipt of which is hereby acknowledged, does hereby transfer and assign to Assignee, and Assignee hereby accepts the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under the Marks, together with the goodwill of the business associated therewith and which is symbolized thereby, all rights to sue for infringement of any Mark, whether arising prior to or subsequent to the date of this Assignment of Servicemarks and Trademarks, and any and all renewals and extensions thereof that may hereafter be secured under the laws now or hereafter in effect in the United States, Canada and in any other jurisdiction, the same to be held and enjoyed by the said Assignee, its successors and assigns from and after the date hereof as fully and entirely as the same would have been held and enjoyed by the said Assignor had this Assignment of Servicemarks and Trademarks not been made.

Except to the extent that federal law preempts state law with respect to the matters covered hereby, this Assignment of Servicemarks and Trademarks shall be governed by and construed in accordance with the laws of the State of Oklahoma without giving effect to the principles of conflicts of laws thereof.

IN WITNESS WHEREOF, Assignor has caused its duly authorized officer to execute this Assignment of Servicemarks and Trademarks on the date first above written.

______________________

By: __________________________
       _________________________

[SEAL]

State of Oklahoma       )
                                       ) ss.:
County of Oklahoma  )

On this 6th day of December, 2002, before me, _____________, personally appeared _____________, ____________ of _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.

___________________________
Notary Public

2

SCHEDULE A

Registered Servicemarks and Trademarks

Servicemark or Trademark                                           U.S. or Canadian Registration No.                                                                Registration Date

Unregistered Servicemarks and Trademarks

Registered Servicemark or Trademark Applications

Servicemark or Trademark                                           U.S. or Canadian Registration No.                                                                Registration Date

Trade Names

3

EXHIBIT 2.7(a)(iv)(A)

Assignment of Patents

ASSIGNMENT OF PATENTS made and entered into on the ___ day of December, 2002, by ____________, an Oklahoma corporation, (“Assignor”), to __________, a Nevada limited liability company (“Assignee”).

RECITAL

Assignee and Assignor are parties to an Asset Purchase Agreement dated December__, 2002 (the "Agreement"), pursuant to which Assignor has agreed to sell to Assignee and Assignee has agreed to buy from Assignor the Assets (as defined in the Agreement), including without limitation the patents of Assignor. Pursuant to the Agreement, Assignor has agreed to execute such instruments as the Assignee may reasonably request in order more effectively to assign, transfer, grant, convey, assure and confirm to Assignee and its successors and assigns, or to aid and assist in the collection of or reducing to possession by the Assignee of, all of such assets.

In accordance therewith, Assignor desires to transfer and assign to Assignee, and Assignee desires to accept the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under Assignor's registered and unregistered domestic and foreign patents and patent applications, including without limitation, the patents and patent applications listed on Schedule A annexed hereto and incorporated herein by reference (all of the foregoing being referred to herein as the "Patents").

NOW, THEREFORE, effective as of 12:01 a.m. C.S.T. on December 1, 2002, Assignor, for and in exchange for the payment of the purchase price set forth in the Agreement, the receipt of which is hereby acknowledged, does hereby transfer and assign to Assignee, and Assignee hereby accepts the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under the Patents, together with the goodwill of the business associated therewith and which is symbolized thereby, all rights to sue for infringement of any Patent, whether arising prior to or subsequent to the date of this Assignment of Patents, and any and an renewals and extensions thereof that may hereafter be secured under the laws now or hereafter in effect in the United States, Canada and in any other jurisdiction, the same to be held and enjoyed by the said Assignee, its successors and assigns from and after the date hereof as fully and entirely as the same would have been held and enjoyed by the said Assignor had this Assignment of Patents not been made.

Except to the extent that federal law preempts state law with respect to the matters covered hereby, this Assignment of Patents shall be governed by and construed in accordance with the laws of the State of Oklahoma without giving effect to the principles of conflicts of laws thereof.

ASSIGNMENT OF SERVICEMARKS AND TRADEMARKS made and entered into on the 6th day of December 2002, by _____________, an Oklahoma corporation ("Assignor"), to __________, a Nevada limited liability company ("Assignee").

RECITAL

Assignee and Assignor are parties to an Asset Purchase Agreement dated December 6, 2002 (the "Agreement"), pursuant to which Assignor has agreed to sell to Assignee and Assignee has agreed to buy from Assignor the Assets (as defined in the Agreement), including without limitation the servicemarks, trademarks and trade names of Assignor. Pursuant to the Agreement, Assignor has agreed to execute such instruments as the Assignee may reasonably request in order to more effectively assign, transfer, grant, convey, assure and confirm to Assignee and its successors and assigns, or to aid and assist in the collection of or reducing to possession by the Assignee of, all of such assets.

In accordance therewith, Assignor desires to transfer and assign to Assignee, and Assignee desires to accept the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under Assignor's registered and unregistered domestic and foreign servicemarks, trademarks, trademark applications and trade names, including without limitation the servicemarks, trademarks, serviceman and trademark applications and trade names listed on Schedule A annexed hereto and incorporated herein by reference (all of the foregoing being referred to herein as the "Marks").

NOW, THEREFORE, effective as of 12:01 a.m. C.S.T. on December 1, 2002 Assignor, for and in exchange for the payment of the purchase price set forth in the Agreement, the receipt of which is hereby acknowledged, does hereby transfer and assign to Assignee, and Assignee hereby accepts the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under the Marks, together with the goodwill of the business associated therewith and which is symbolized thereby, all rights to sue for infringement of any Mark, whether arising prior to or subsequent to the date of this Assignment of Servicemarks and Trademarks, and any and all renewals and extensions thereof that may hereafter be secured under the laws now or hereafter in effect in the United States, Canada and in any other jurisdiction, the same to be held and enjoyed by the said Assignee, its successors and assigns from and after the date hereof as fully and entirely as the same would have been held and enjoyed by the said Assignor had this Assignment of Servicemarks and Trademarks not been made.

Except to the extent that federal law preempts state law with respect to the matters covered hereby, this Assignment of Servicemarks and Trademarks shall be governed by and construed in accordance with the laws of the State of Oklahoma without giving effect to the principles of conflicts of laws thereof.

IN WITNESS WHEREOF, Assignor has caused its duly authorized officer to execute this Assignment of Servicemarks and Trademarks on the date first above written.

______________________

By: __________________________
       _____________,____________

[SEAL]

State of Oklahoma       )
                                        ) ss.:
County of Oklahoma   )

On this 6th day of December, 2002, before me, _____________, personally appeared _____________, ____________ of _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.

___________________________
Notary Public

2

SCHEDULE A

Registered Servicemarks and Trademarks

Servicemark or Trademark                                           U.S. or Canadian Registration No.                                                                Registration Date

Unregistered Servicemarks and Trademarks

Registered Servicemark or Trademark Applications

Servicemark or Trademark                                           U.S. or Canadian Registration No.                                                                Registration Date

Trade Names

3

EXHIBIT 2.7(a)(vi)

Noncompetition Agreement

This Noncompetition Agreement (“Agreement”) is made as of December 1, 2002, by and among Energetic Systems Inc., LLC, a Nevada limited liability company (“ESI”), UTeC Corporation, LLC, a Nevada limited liability company (“UTEC”), SEC Investment Corp. LLC, a Nevada limited liability company (“SIC”), DetaCorp Inc., LLC, a Nevada limited liability company (“DetaCorp”) and Energetic Properties, LLC, a Nevada limited liability company (“EP,” and collectively with UTEC and SIC, “Buyers,” and collectively with ESI, the “Buyers Group”), Slurry Explosive Corporation, an Oklahoma corporation (“SEC”), Universal Tech Corporation, an Oklahoma corporation (“Universal,” and collectively with SEC, “Sellers”), El Dorado Chemical Company, an Oklahoma corporation (“EDC”), LSB Chemical Corp., an Oklahoma corporation (“LSBCC,” and together with EDC, the “Shareholders”), Prime Financial Corporation, an Oklahoma corporation (“PFC”) and LSB Industries, Inc., a Delaware corporation (“LSB,” and collectively with the Sellers, the Shareholders and PFC, the “Sellers Group”).

RECITALS

A.	SEC is a wholly-owned subsidiary of EDC, Universal is a wholly-owned subsidiary of LSBCC, and EDC, LSBCC and PFC are wholly-owned subsidiaries of LSB.
B.
 Concurrently with the execution and delivery of this Agreement, Buyers are purchasing from Sellers the Assets pursuant to the terms and conditions of an asset purchase agreement made as of December 6, 2002 (the "Asset Purchase Agreement"). Section 2.7(a)(vi) of the Asset Purchase Agreement requires that a noncompetition agreement be executed and delivered by each member of the Seller Group at the Closing.

AGREEMENT

The parties, intending to be legally bound, agree as follows:

1.           DEFINITIONS

Capitalized terms not expressly defined in this Agreement shall have the meanings ascribed to them in the Asset Purchase Agreement.

2.           ACKNOWLEDGMENTS BY SELLER AND SHAREHOLDERS

Each Shareholder, PFC and LSB acknowledge that they have occupied a position of trust and confidence with each Seller prior to the date hereof and have had access to the following, any and all of which constitute confidential information of Sellers

(collectively the "Confidential Information"): (a) any and all trade secrets concerning the business and affairs of Sellers, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), database technologies, systems, processes, improvements, devices, know-how, discoveries, concepts, methods and information of Seller and any other information, however documented, of Seller that is a trade secret under applicable law; (b) any and all information concerning the business and affairs of Sellers (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, contractors, agents, suppliers and potential suppliers, personnel training and techniques and materials, purchasing methods and techniques), however documented excluding information constituting Excluded Assets; and (c) any and all notes, analysis, compilations, studies, summaries and other material prepared by or for Sellers containing or based, in whole or in part, upon any information included in the foregoing.

Each member of the Seller Group acknowledges that (a) Buyer has required that each member of the Seller Group make the covenants set forth in Sections 3 and 4 of this Agreement as a condition to Buyer's purchase of the Assets; (b) the provisions of Sections 3 and 4 of this Agreement are reasonable and necessary to protect and preserve Buyers’ interests in and right to the use and operation of the Assets from and after Closing; and (c) Buyers would be irreparably damaged if any member of the Seller Group were to breach the covenants set forth in Sections 3 and 4 of this Agreement.

3.           CONFIDENTIAL INFORMATION

Each member of the Seller Group acknowledges and agrees that the protection of the Confidential Information is necessary to protect and preserve the value of the Assets. Therefore, each member of the Seller Group hereby agrees not to disclose to any unauthorized Persons or use for its own account or for the benefit of any third party any Confidential information, whether or not such information is embodied in writing or other physical form, without Buyers’ written consent, unless and to the extent that the Confidential Information (a) is or becomes generally known to and available for use by the public other than as a result of a breach of the confidentiality obligations of any member of the Seller Group under this Agreement or any other Person bound by a duty of confidentiality to Buyers or any member of the Seller Group, (b) is disclosed to any member of the Seller Group by a third party legally entitled to do so, (c) is required to be disclosed pursuant to applicable law or the order or process of a court or administrative or regulatory agency, or (d) is required to be disclosed in connection with the defense of any legal action, regulatory inquiry or investigation, provided that with respect to sub clauses (c) and (d) of this sentence, Buyers shall be notified of such requirement prior to disclosure and the applicable member of the Seller Group shall disclose only so much of such Confidential Information as counsel to the Seller Group shall advise is required and,

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at the election of Buyers, cooperate with Buyers in obtaining a protective order. Each member of the Seller Group agrees to deliver to Buyer at the time of execution of this Agreement, and at any other time Buyer may request, all documents, memoranda, notes, plans, records, reports and other documentation, models, components, devices or computer software, whether embodied in a disk or in other form (and all copies of all of the foregoing with the exception that members of the Seller Group may retain copies of financial information of Sellers), that contain Confidential Information and any other Confidential Information that each member of the Seller Group may then possess or have under their control.

4.           NONCOMPETITION

As an inducement for Buyers to enter into the Asset Purchase Agreement and as additional consideration for the consideration to be paid to Sellers under the Asset Purchase Agreement, each member of the Seller Group agrees that:

(a)
For a period of three years after the Closing no Seller nor any of their related or affiliated companies (including the other members of the Seller Group) will, without the prior written consent of Buyers, either directly or indirectly, engage or invest in any non-public company, own, manage, operate, finance or control in any manner (including, without limitation, as a shareholder, owner, partner, member, manager, independent contractor, consultant, or advisor) any business, organization, partnership, joint venture or enterprise which competes with the Business in any geographic area in which Sellers conducted the Business and/or sold their products in the three years prior to Closing. As used herein, the term “Business” means (i) the manufacturing, storage or distribution of packaged explosives products and related accessory products in the geographical area in which Sellers sold or distributed such products in the three years prior to Closing, (ii) the provision of blasting and explosive related services in the geographical area in which Sellers provided such services in the three years prior to Closing, and (iii) the sale and re-distribution of Low Density Ammonium Nitrate from Seller’s Hallowell, Kansas, and Pryor, Oklahoma sites. This Section 4(a) will not apply to third-party entities with whom any LSB-affiliated entity may merge, or to any third-party entities that may purchase any LSB-affiliated entity, provided that such merger partner or purchaser shall have been in the Business prior to such transaction. Each member of the Seller Group agrees that this covenant is reasonable with respect to its duration, geographical area and scope.

(b)
In the event of a breach by any member of the Seller Group of any covenant set forth in Subsection 4(a) of this Agreement, the term of such covenant will be extended by the period of the duration of such breach.

5.           REMEDIES

If any member of the Seller Group breaches the covenants set forth in Sections 3 or 4 of this Agreement, Buyers will be entitled to the following remedies:

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(a)	Damages from any member of the Seller Group.

(b)
In addition to its right to damages and any other rights it may have, to obtain injunctive or other equitable relief to restrain any breach or threatened breach or otherwise to specifically enforce the provisions of Sections 3 and 4 of this Agreement, it being agreed that money damages alone would be inadequate to compensate Buyers and would be an inadequate remedy for such breach.

The rights and remedies of the parties to this Agreement are cumulative and not alternative.

6.           SUCCESSORS AND ASSIGNS

This Agreement will be binding upon the Buyer Group and the Seller Group and will inure to the benefit of the Buyer Group and their respective affiliates, successors and assigns.

7.           WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged, in whole or in part, by a waiver or renunciation of the claim or right except in writing; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party, or of the right of the party giving such notice or demand to require the other party, to take further action without notice or demand as provided in this Agreement.

8.           GOVERNING LAW

This Agreement will be governed by the laws applied by courts of the State of Texas to contracts entered into within that state by parties residing within that state and having no connection to any other state.

9.           JURISDICTION; SERVICE OF PROCESS

Any action or proceeding seeking to enforce any provision of, or based upon any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Texas, County of Dallas or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas and each of the parties

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consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

10.           SEVERABILITY

Whenever possible, each provision and term of this Agreement win be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any of the covenants set forth in Section 4 of this Agreement are held to be unreasonable, arbitrary or against public policy, such covenants will be considered divisible with respect to scope, time and geographic area, and in such lesser scope, time and geographic area, win be effective, binding and enforceable against each member of the Seller Group to the greatest extent permissible.

11.           COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and au of which, when taken together, will be deemed to constitute one and the same agreement.

12.           SECTION HEADINGS, CONSTRUCTION

The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "Including" does not limit the preceding words or terms.

13.           NOTICES

All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt); (b) sent by facsimile (with written confirmation of receipt), provided that a copy is also promptly mailed by registered mail, return receipt requested; or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

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Sellers, Shareholders, PFC and LSB:
LSB Industries, Inc.
Attention: David Shear
Address: 16 S. Pennsylvania, Oklahoma City, Oklahoma 73106
Fax no.: (405) 235-5067
E-mail address: dshear@lsb-okc.com

Buyers and ESI:
Energetic Systems, Inc.
Address: 5700 N. Portland, Suite 310, Oklahoma City, Oklahoma 73112
Attention: David Taylor
Fax no.: (405) 947-0768
E-mail address: davidtaylor.wimase@shaw.ca

with a mandatory copy to:
Jackson Walker L.L.P.
Attention: Lawrence A. Waks
Address: 100 Congress Avenue, Suite 1100, Austin, Texas 78701
Fax no.: (512) 236-2002
E-mail address: lwaks@jw.com

14.           ENTIRE AGREEMENT

This Agreement and the Asset Purchase Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior written and oral agreements and understandings between the parties with respect to the subject matter of this Agreement. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

Buyers:                                                                Sellers:
Energetic Systems Inc.                                                                Slurry Explosive Corporation

By:__________________________                                        By: _______________________________
      David Taylor, Manager                                                                   Tony M. Shelby, Vice President

UTeC Corporation LLC                                                                Universal Tech Corporation

By:__________________________                                         By: _______________________________
      David Taylor, Manager                                                                    Tony M. Shelby, Vice President

SEC Investment Corp. LLC                                                           Shareholders:
El Dorado Chemical Company

By:__________________________                                        By: _______________________________
      David Taylor, Manager                                                                   Tony M. Shelby, Vice President

DetaCorp Inc., LLC                                                                        LSB Chemical Corp.

By:__________________________                                         By: _______________________________
      David Taylor, Manager                                                                    Tony M. Shelby, Vice President

PFC:
Energetic Properties, LLC                                                           Prime Financial Corporation

By:_____________________________                                   By:_____________________________
      David Taylor, Manager                                                                     Tony M. Shelby, Vice President

LSB:
LSB Industries, Inc.
By:_____________________________
  Tony M. Shelby, Vice President

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EXHIBIT2.7(a)(vii)

ESCROW AGREEMENT

This Escrow Agreement (“Agreement”), is dated December 6, 2002, among SEC Investment Corp. LLC, a Nevada limited liability company ("Buyer"), Universal Tech Corporation, an Oklahoma corporation ("Seller"), and Jackson Walker L.L.P., a Texas limited liability partnership, as escrow agent ("Escrow Agent").

This is the Escrow Agreement referred to in the Asset Purchase Agreement dated December 6, 2002 (the "Purchase Agreement"), among Buyer and Seller and certain other parties thereto.

The parties, intending to be legally bound, hereby agree as follows:

1.           ESTABLISHMENT OF ESCROW

(a)
Buyer is depositing with Escrow Agent an amount equal to Two Hundred Fifty Thousand Seven Hundred Twenty-Two Dollars ($250,722) in immediately available funds (as reduced by any disbursements withdrawn under Section 4(h), the "Escrowed Funds"). Escrow Agent acknowledges receipt thereof.

(b)	Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrowed Funds pursuant to the terms and conditions hereof.
(c)
The parties hereby agree that the Escrowed Funds shall be held by the Escrow Agent in an account or accounts from time to time in accordance with the terms and subject to the conditions of this Agreement.

2.           PURPOSE; INVESTMENT

The Escrowed Funds shall provide funds for the adjustment of the Purchase Price as set forth in Section 2.9 of the Purchase Agreement. Except as Buyer and Seller may from time to time jointly instruct Escrow Agent in writing, the Escrow Fund shall be invested from time to time, in a Escrow Agent’s trust account until disbursement of the entire Escrow Fund. Interest, if any, earned on the Escrowed Funds, shall be for the account of Seller

3.           TERMINATION OF ESCROW

Escrow Agent shall pay and distribute the then amount of the Escrowed Funds as directed by (i) a joint written disbursement instruction(s) of Buyer and Seller, which is intended by Buyer and Seller to occur no later than March 4, 2003; or (ii) a final, nonappealable order of a court of competent jurisdiction. This Agreement will terminate upon such final distribution.

4.           DUTIES OF ESCROW AGENT

(a)
Escrow Agent shall not be under any duty to give the Escrowed Funds held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder.

(b)
Escrow Agent shall not be liable for actions or omissions hereunder, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement.

(c)
Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that party unless written notice to the contrary is delivered to Escrow Agent.

(d)
Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

(e)
Escrow Agent does not have any interest in the Escrowed Funds deposited hereunder but is serving as escrow holder only and has only possession thereof. Any payments of income from the Escrowed Funds shall be subject to withholding regulations then in force with respect to United States taxes. This Section 4(e) and Section 4(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

(f)
Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrowed Funds to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (i) the

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appointment  of a successor (including a court of competent jurisdiction) or (ii) the day which is thirty (30) days after the date of delivery of its written notice of resignation to the other parties hereto. If, at that time, Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrowed Funds until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final, nonappealable order of a court of competent jurisdiction.

(g)
In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrowed Funds or in the event that Escrow Agent is in doubt as to what action it should take hereunder, Escrow Agent shall be entitled to retain the Escrowed Funds until Escrow Agent shall have received (i) a final, nonappealable order of a court of competent jurisdiction directing delivery of the Escrowed Funds or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrowed Funds, in which event Escrow Agent shall disburse the Escrowed Funds in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that the order is final and nonappealable. Escrow Agent shall act on such court order and legal opinion without further question.

(h)
Buyer and Seller shall pay Escrow Agent compensation (as payment in full) for the services to be rendered by Escrow Agent hereunder in the amount of Five Hundred dollars ($500) at the time of execution of this Agreement and agree to reimburse Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel). Any such compensation and reimbursement to which Escrow Agent is entitled shall be borne fifty percent (50%) by Seller and fifty percent (50%) by Buyer. Any fees or expenses of Escrow Agent or its counsel that are not paid as provided for herein may be taken from the Escrowed Funds held by Escrow Agent hereunder.

5.           LIMITED RESPONSIBILITY

This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.

6.           OWNERSHIP FOR TAX PURPOSES

Seller agrees that, for purposes of federal and other taxes based on income, Seller will be treated as the owner of the Escrowed Funds and that Seller will report all income,

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if any, that is earned on, or derived from, the Escrowed Funds as its income in the taxable year or years in which such income is properly includible and pay any taxes attributable thereto.

7.           NOTICES

All notices, Consents, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by a nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail (with confirmation by the transmitting equipment); or (c) received by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses and facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number or person as a party may designate by notice to the other parties):

Seller:
LSB Industries, Inc.
Attention: David Shear
Address: 16 S. Pennsylvania, Oklahoma City, Oklahoma 73106
Fax no.: (405) 235-5067
E-mail address: dshear@lsb-okc.com

Buyer:
Energetic Systems, Inc.
Address: 5700 N. Portland, Suite 310, Oklahoma City, Oklahoma 73112
Attention: David Taylor
Fax no.: (405) 947-0768
E-mail address: davidtaylor.wimase@shaw.ca

with a mandatory copy to:
Jackson Walker L.L.P.
Attention: Lawrence A. Waks
Address: 100 Congress Avenue, Suite 1100, Austin, Texas 78701
Fax no.: (512) 236-2002
E-mail address: lwaks@jw.com

Escrow Agent:
Jackson Walker L.L.P.
Address: 100 Congress Avenue, Suite 1100, Austin, Texas 78701
Attention: Lawrence A. Waks, Esq.
Fax no.: (512) 236-2002
E-mail address: lwaks@jw.com

8.           JURISDICTION; SERVICE OF PROCESS

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Any Proceeding arising out of or relating to this Agreement may be brought in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding and waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other court. Process in any Proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

9.           EXECUTION OF AGREEMENT

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for any purposes whatsoever.

10.           WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

11.           ENTIRE AGREEMENT AND MODIFICATION

This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by Buyer, Seller and Escrow Agent.

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12.           GOVERNING LAW

This Agreement shall be governed by the laws of the State of Texas without regard to conflicts of law principles that would require the application of any other Law.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date first written above.

Seller:                                                                     Buyer:
Universal Tech Corporation                                               SEC Investment Corp. LLC

By: ___________________________                           By: _________________________
       Tony M. Shelby, Vice President                                          David Taylor, Manager

Escrow Agent:
Jackson Walker L.L.P.

By: ___________________________
       David Rex, Partner

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EXHIBIT 2.7(a)(xi)

TRANSITIONAL SERVICES AGREEMENT

This Transitional Services Agreement (“Agreement”) is made and entered into this 6th day of December, 2002 but effective as of 12:01 a.m. C.S.T. on December 1, 2002 (“Effective Date”) by and between LSB Industries, Inc. (“LSB”) and Energetic Systems Inc., LLC, UTeC Corporation, LLC, DetaCorp Inc., LLC, Energetic Properties, LLC, Slurry Explosive Manufacturing Corporation, LLC and SEC Investment Corp. LLC, (collectively “ESI”).

WHEREAS, ESI is purchasing certain assets and operations of two subsidiaries of LSB, Slurry Explosive Corporation (“SEC”) and Universal Tech Corporation (“UTeC,” and collectively with SEC, the “ESI Operations”), pursuant to that certain Asset Purchase Agreement of even date hereof (the “Purchase Agreement”);

WHEREAS, ESI does not have the capability to economically and efficiently provide and handle certain services necessary to operate the ESI Operations;

WHEREAS, LSB is willing to provide certain services to, for and on behalf of ESI relating to ESI and the ESI Operations, conditioned upon and subject to the terms and conditions as hereinafter set forth; and

WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition precedent of the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Service Retention.  ESI hereby retains LSB to perform those services for and on behalf of ESI and the ESI Operations, that are described below, subject to the terms and conditions as hereinafter provided.  LSB may perform any of these services at any LSB or affiliate location in Oklahoma City, Oklahoma, or at the location of ESI at 5700 N. Portland, Oklahoma City, Oklahoma.  If Services are performed at such ESI office, ESI will provide adequate facilities and equipment to LSB to permit LSB to conveniently perform the Services hereunder.

2. Acceptance.  LSB agrees to use reasonable commercial efforts to provide those services for ESI and the ESI Operations that are described below, subject to the terms and conditions of this Agreement.

3. Services.

A. Subject to the terms and provisions of this Agreement, LSB agrees to provide to ESI the following services for and relating to ESI and the ESI Operations.

1. Financial & Accounting Services.  LSB shall:

(a) maintain and keep the financial books and records pertaining to ESI and the ESI Operations and perform and/or supervise the accounting functions in connection therewith.

(b) provide monthly financial statements, other reports and analysis as may be necessary.

(c) assist ESI’s auditors, to audit the books and records of ESI from time to time, with the cost and expense of such independent auditors to be paid solely by, and be the sole responsibility of, ESI.

2. Order Entry.  LSB or any affiliate of LSB will continue to maintain for ESI an order entry system substantially similar to the order entry system provided for UTeC and SEC prior to the Effective Time.  In particular, orders issued to ESI will be entered by LSB for the ESI Operations as received by ESI for ESI customers.  Certain reports and data output pertaining to orders received by ESI from ESI’s customers shall be forwarded by LSB to ESI as reasonably requested by ESI.  ESI shall provide LSB, at ESI’s cost, order documents for use in the order entry of ESI’s transactions.

3. Billings.  As LSB has been providing for SEC and UTeC prior to the Effective Time, invoices to be issued by ESI will be generated by LSB’s data processing group for all sales by ESI from the ESI Operations to ESI’s customers.  All reports and data output (including a copy of each invoice for the account of ESI) generated in conjunction with the billing for ESI shall be available to ESI at LSB’s offices in Oklahoma City, Oklahoma and at the request of ESI, LSB will send copies to such place as ESI may request in writing.  ESI shall provide LSB with invoices and other necessary documents, in form usable by LSB’s data processing and computer groups, for use in billing of ESI’s transactions, with the cost thereof to be borne by ESI.

4. Credit Services.  LSB will provide credit services for ESI, as follows:  LSB’s credit department will (i) assist ESI in the collection of ESI's receivables, (ii) receive ESI receivables and apply cash from the ESI receivables to the account of ESI, and (iii) make recommendations to ESI with respect to approval or denial of request for credit.  Inability to collect any receivable, for any reason, shall be the sole and exclusive responsibility of ESI and LSB shall not have any liability in connection therewith.

5. Payable Services.  LSB shall keep and maintain certain of the books and records for ESI in connection with ESI’s payables and shall, upon receipt from ESI of an invoice from an ESI vendor, duly approved by certain officials, have checks prepared in connection with payment of such invoices.  ESI shall designate and appoint with its bank certain individuals who shall have authority to sign, for and on behalf of ESI, ESI checks in payment of such approved invoices. The payment of all ESI’s payables and invoices shall be the sole and exclusive responsibility of ESI and LSB shall not have any responsibility or liability in connection therewith.

6. Assistance in Hiring Personnel and Payroll Preparation.

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A. LSB will, from time to time, at the request of ESI, assist ESI in hiring such accounting and financial personnel as requested by ESI and make recommendations in connection therewith.  Salaries and compensation of such personnel , and any other matter that may arise out of the hiring process and any employment of ESI employees, will be the sole and exclusive responsibility of ESI.

B. LSB may, with the consent or notice of ESI, retain such other parties or entities that are affiliated with or affiliates of LSB to carry out and perform and/or assist LSB in carrying out and performing the services LSB has agreed to perform hereunder for ESI.  LSB may retain such other parties or entities that are not affiliated with or affiliates of LSB to carry out and perform the services that LSB has agreed to perform hereunder upon LSB having given ESI ten (10) days written notice prior to retaining such other parties or entities that are not affiliated with or affiliates of LSB to perform and carry out any of such services and ESI does not object to LSB retaining such other party or entity within the ten (10) days notice period.

C. Notwithstanding anything herein to the contrary, ESI shall assume all responsibility, risks and losses associated with the services provided hereunder by LSB and such other parties and entities LSB retains to perform such services and the recommendations made by LSB to hereunder; and neither LSB nor any of its directors, officers, employees, agents or affiliates shall have any liability or responsibility, in any manner whatsoever in connection therewith other than for willful misconduct.

D. All books and records of ESI shall be and remain the sole and exclusive property of ESI.

E. From the Effective Time through and including December 31, 2002, LSB or any affiliate of LSB will employ, or continue to employ, the personnel of SEC and UTeC that are identified by ESI prior to the Effective Date. During such period,  LSB will continue to pay such employees and to provide them with the employee benefits that they are receiving as of the Effective Date. ESI will reimburse LSB for all such expenses incurred by LSB in association with such employment for such period, including without limitation payroll, vacation pay, insurance costs and deductibles or similar, health care claims, workers compensation claims and taxes.

4. Supplies.  ESI authorizes LSB to purchase, for and on behalf of ESI such files, forms and other office supplies as LSB deems necessary to process and store ESI records, and the cost and expenses of such files, forms and office supplies to be borne by ESI, after discussion with ESI.

5. Payment of Service.  In consideration of the services to be provided hereunder, ESI shall pay to LSB $15,000 for the month of December 2002 and $10,000 per month for every month thereafter until this Agreement is terminated in accordance with Section 6.A.

6. Term and Termination.

A. The term of this Agreement shall commence as of the Effective Time and shall terminate on completion of the March 2003 accounting cycle, unless extended by mutual consent, provided that the services under Section 3.A.6.E (employment of personnel) above shall terminate at midnight, December 31, 2002.

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B. Upon termination of this Agreement, LSB will make available and deliver to ESI, at LSB’s offices in Oklahoma City, Oklahoma, all books and records of ESI in LSB’s possession as of the date of termination.

7. Releases and Indemnification.

A. ESI hereby relieves and releases LSB, its officers, directors, employees, agents, and affiliates from any and all liability or damages, cost or expense incurred by ESI, however caused, arising out of any of the (i) services provided by LSB or any other entity or person for and on behalf of ESI under this Agreement, other than for willful misconduct by LSB, or (ii) recommendations made by LSB in connection with this Agreement; or (iii) the failure or delay by LSB or any other person or entity to perform any of the services or any of the LSB’s obligations hereunder.

B. ESI further agrees to indemnify and hold LSB, its officers, directors, employees, agents and affiliates harmless from and against any and all losses, claims obligations, liabilities, penalties, causes of action, damages, costs and expenses (including without limitation, costs of defense, settlement and reasonable attorney’s fees and expenses) which any or all of them may hereafter be alleged to be liable for, suffer, incur, be responsible for or pay out, arising out of or resulting from any such services performed or to be performed hereunder or relating to this Agreement.

8. Assistance.  ESI agrees to assist LSB in performing its services hereunder in any manner which LSB deems necessary and further agrees to furnish LSB in a timely manner with any documentation which LSB deems necessary to aid in performing its services to ESI hereunder.

9. Assignment.  This Agreement may not be assigned by either party without the prior written consent of the other party.

10. Entire Agreement.  This Agreement contains and expresses the entire agreement of the parties and no other representations or conditions may be relied upon except as set out herein.

11. Modification.  This Agreement may only be modified by the agreement of the parties hereto, in writing, and executed by both of the parties hereto.

12. Government Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Oklahoma.

13. Partial Invalidity and Captions.  If any clause or provision of this Agreement is illegal, invalid, or unenforceable, then in such event, it is the intention of the parties hereto the remainder of this Agreement shall not be affected thereby and its is also the intention of the parties to this Agreement that in lieu of each clause or provision of this Agreement that is illegal or invalid or unenforceable, there be added as a part of this Agreement a clause or provision as similar in the terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal and valid and enforceable.  The captions of each paragraph hereof are entered as a matter of convenience only and shall not be considered to be of any effect in the construction of the provision or provisions of this Agreement.

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14. Notice.  All notices in this Agreement provided to be given by either party hereto to the other shall be deemed to have been given, when made in writing and deposited in the United States mail, certified and postage prepaid, addressed as follows:

TO:      LSB Industries, Inc.                                                     TO:   Energetic Systems Inc., LLC
    P.O. Box 754                                                                             5700 North Portland Avenue, Suite 310
    Oklahoma City, OK 73101                                                      Oklahoma City, OK 73101

COPY:        Office of the General Counsel                                     COPY:   Lawrence W. Waks, Esq.
LSB Industries, Inc.                                                                    Jackson Walker L.L.P.
P.O. Box 754                                                                                 100 Congress Avenue, Suite 1100
Oklahoma City, Oklahoma 73101                                              Austin, Texas 78701

The address to which any notice, demand or other writing may be given, made, or sent to either party may be changed by written notice given by such party as above provided.

15. Waiver.  No waiver by either party with respect to any breach or default or of any right or remedy and no course of dealing, shall be deemed to constitute a continuing waiver or any other breach or default or of any other right or remedy, unless such waiver is expressed in writing signed by the party to be bound.  Furthermore, the failure of a party to exercise any right shall not be deemed a waiver of such future right or rights.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties to the foregoing Agreement have hereunto set their hands the day and year first above written.

Energetic Systems Inc., LLC	Slurry Explosive Manufacturing Corporation, LLC
By:________________________________	By:________________________________
David Taylor, Manager	David Taylor, Manager

UTeC Corporation LLC
By:________________________________
David Taylor, Manager

DetaCorp Inc., LLC	LSB INDUSTRIES, INC.
By:________________________________	By:________________________________
David Taylor, Manager	Tony M. Shelby, Vice President

SEC Investment Corp. LLC
By:________________________________
David Taylor, Manager

Energetic Properties, LLC
By:________________________________
David Taylor, Manager

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EXHIBIT 2.7(a)(xii)

USE AND LICENSE AGREEMENT

This Use and License Agreement (the “Agreement”) is made and entered into by and between Energetic Systems Inc., LLC, a Nevada limited liability company (“ESI”), UTeC Corporation, LLC, a Nevada limited liability company (“UTeC”), SEC Investment Corp. LLC, a Nevada limited liability company (“SIC”), DetaCorp Inc., LLC, a Nevada limited liability company (“DetaCorp”), Energetic Properties, LLC, a Nevada limited liability company (“EP,” and collectively with DetaCorp, UTeC and SIC, “Buyers” and each individually, “Buyer”), Slurry Explosive Corporation, an Oklahoma corporation (“SEC”), Universal Tech Corporation, an Oklahoma corporation (“Universal,” and collectively with SEC, “Sellers” and each individually, “Seller”) to be effective 12:01 a.m. on December 1, 2002 (the “Effective Date”).

RECITALS

A.
Each Seller is separately the Lessee or otherwise has the separate right to use certain equipment, vehicles and/or other personal property (the “Property”) by through and under those leases and agreements reflected in Exhibit “A” (collectively, the “Leases” and each individually, the “Lease”), copies of such Leases having been previously provided to Buyers.

B.
Effective December 1, 2002, Buyers are the owners of most of the assets of the Sellers, but not the Property, and Buyers desire to use the Property and obtain Sellers right, to purchase the Property, all subject to the covenants and agreements set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyers and Sellers incorporate the foregoing recitals as a part of this Agreement, and further agree as follows:

1. GRANT OF LICENSE AND CONDITIONAL ASSIGNMENT OF PURCHASE OPTION.  Subject to the terms, covenants and conditions hereinafter set forth, each Seller that is a party to each particular Lease does hereby a) license to Buyers the right to use the Property that is the subject of each Lease, and b) assign to Buyers any purchase option that the applicable Seller may have, provided that Buyers had paid to Sellers all amounts due to Sellers as required under this Agreement, including amounts to complete the lease payments relating to the subject Property, and all amounts that are required to exercise any purchase option.

2. TERM.  Unless earlier terminated pursuant to the terms of this Agreement, the term of this Agreement shall commence on the Effective Date and shall continue for twelve (12)

months thereafter, at which time this Agreement shall automatically renew for successive twelve (12) month terms unless and until (i) Buyers or Sellers shall have given the other written notice at least two (2) months prior to the end of the then current twelve (12) month period that this Agreement shall terminate at the end of such twelve (12) month period with respect to all Property subject to any particular Lease described in said notice, or (ii) all of the Leases have been terminated or expired pursuant to the terms and conditions thereof (the “Term”).

2.1 Early Termination; Restriction on Right of Use.  This Agreement may terminate prior to the end of the Term as follows:

2.1.1 Termination of Lease.  With respect to each item of Property subject to a particular Lease, this Agreement shall automatically terminate as to that item of Property at the earlier of such time that either a) Sellers’ rights, privileges and obligations shall terminate under each of the respective Leases to which that item of Property is subject, and Sellers have no further rights in the Property subject to such Lease or b) the Property is no longer available for full and unrestricted use by the Buyer due to actions undertaken by or through the Lessor or Seller.

2.1.2 New or Assigned Lease.  With respect to each item of Property subject to a particular Lease, this Agreement shall automatically terminate as to such Property on the same date that a lease is entered into between any Buyer and the holder of that Lease which covers all Property subject to that Lease or an assignment of that existing Lease to which such Property is subject is fully consummated in favor of any of the Buyers, all provided that, with respect to either such a new lease or assignment, Sellers are fully released from any future obligations under that particular Lease to which such Property is subject.

2.1.3 Purchase of Property.  With respect to each item of Property subject to a particular Lease, this Agreement shall automatically terminate as to such Property on the same date that any of the Buyers purchases the Property and becomes the owners of that Property and Sellers are fully released from any future obligations to the holder of that particular Lease to which such Property is subject.

2.1.4 Uniform Lease.  Solely with respect to the Lease reflected in SEC Item 4 of Exhibit A as “Standard Uniform Rental Service Agreement between Cintas Corporation and SEC, dated November 16, 2001, and continuing for 60 months with automatic renewals for like periods unless terminated 60 days before end of any term, regarding garment services for employee uniforms” (the “Uniform Lease”), Buyers may terminate this Agreement solely as to the Uniform Lease upon thirty (30) days written notice to Sellers prior to the effective date of such termination.

2.1.5 Default/Sellers’ Purchase of Property.  At Sellers’ option, Sellers may terminate this Agreement as to all or any part of the Property as provided in

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Sections 3.3 and  10.1 below.  At Buyers’ option, Buyers may terminate this Agreement as to all or any part of the Property as provided in Section 10.2 below.

3. BUYERS’ OBLIGATIONS.

3.1 During the term of each Lease, Buyers, jointly and severally, agree and shall pay to Sellers an amount equal to all obligations of Sellers under the Leases which arise, occur or exist during the Term of this Agreement, including, without limitation, any installments, rent, tax or other payment obligations; any insurance obligations, any repair or maintenance obligations, and any other obligations arising under the Leases (the “Back-to-Back Payments”).  It is understood and agreed that it is Buyers’ joint and several responsibility to make such payments to Sellers in order to allow Sellers to perform their respective obligations under the Leases directly with the holders of those Leases.  It is further understood and agreed that Buyers shall be jointly and severally responsible for all liabilities, including without limitation, any late fees or penalties, arising under the Leases as a result of Buyers’ failure to timely perform the related Back-to-Back Payments.

3.2 Any Back-to-Back Payments requiring the payment of monies that cover a period of time that includes days outside the Term of this Agreement shall be reduced pro-rata to reflect the number of days of that period that fall within the Term of this Agreement (e.g. a rental payment under a Lease that covers the period November 15, 2002 to December 15, 2002 shall be reduced by multiplying the amount of that rental payment by the fraction of 15 (number of days within the Term) over 30 (number of days covered by the rental payment)).

3.3 Buyers shall make Back-to-Back Payments to Sellers in accordance with Sellers written advice for all Back-to-Back Payments due under all Leases for the following calendar month within ten (10) days of receipt by Buyers of such written advice.  If the Buyers fail to timely make such Back-to-Back Payments, Sellers may, in their sole and absolute discretion, terminate this Agreement in whole or in part, and/or perform the related obligation under the respective Lease, and Buyers shall be jointly and severally responsible to immediately pay Sellers for any costs, expenses or damages related thereto.

3.4 Buyers shall use, maintain and insure the Property in a manner and in accordance with the particular Lease relating to the Property, maintain all legally required and appropriate licenses and permits relating to the Property,  and comply with all governmental laws, rules, and regulations relating to the use the Property.

4. SELLERS’ OBLIGATIONS.  To the extent Buyers have made the Back-to-Back Payments, the Sellers jointly and severally agree to  timely perform the related payment obligation under the Leases that such Seller may owe to the holder of the Leases. It is understood and agreed that Sellers shall be jointly and severally responsible for all liabilities arising under the Leases as a result of Sellers’ failure to timely perform under the Leases (provided Buyers have timely performed the Back-to-Back Payments).

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5.  DISCLAIMER.  SELLERS MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, CONCERNING THE PROPERTY, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR WARRANTY AS TO THE CONDITION OF THE PROPERTY.  ALL PROPERTY IS DELIVERED AND ACCEPTED ON AN “AS IS – WHERE IS” BASIS.

6. COMPLIANCE WITH APPLICABLE LAW.  Buyers shall comply with all federal, state, county and local laws and ordinances applicable in connection with the Property and the use of the Property.

7. LIENS/ENCUMBRANCES.  Buyers shall not encumber and Property.

8. INSPECTION.   Sellers or their authorized representatives may at any reasonable time or times inspect  the Property.

9. RISK OF LOSS.  From and after the Effective Date through the end of the Term, all risk of loss in connection with the theft, damage or destruction of the Property, however incurred or occasioned, shall be on Buyers.  Buyers shall promptly give Sellers written notice of any such theft, damage or destruction of the Property and shall promptly cause the affected part or parts of the Property to be replaced or restored as required by the related Lease.

10. DEFAULTS AND REMEDIES.

10.1 Sellers’ Remedy for Default.  In the event Buyers fail to perform any of their obligations hereunder for any reason, Seller must give Buyers written notice of the default and five (5) business days to cure such default.  In the event that Buyers fail to cure the default within such time period, Sellers have the right to elect to pursue any one or more of the following remedies:  (a) immediately terminate this Agreement with respect to the Lease associated with the default, at which time, Buyers shall immediately deliver sole possession of all Property subject to that termination to Sellers; (b) pursue an action for enforcement of this Agreement; (c) pursue an action for damages; and/or (d) pursue any other remedy available at law or in equity.

10.2 Buyers’ Remedy for Default.  In the event Sellers fail to perform any of their obligations hereunder for any reason, Buyers must give Sellers written notice of the default and five (5) business days to cure such default.  In the event that Sellers fail to cure the default within such time period, Buyers have the right to elect to pursue any one or more of the following remedies:  (a) immediately terminate this Agreement with respect to the Lease associated with the default, at which time, Buyers shall immediately deliver sole possession of all Property subject to that termination to Sellers; (b) pursue an action for enforcement of this Agreement; (c) pursue an action for damages; and/or (d) pursue any other remedy available at law or in equity.

11. PURCHASE OPTION.  To the extent any of the Leases contain an option to purchase the Property subject to that Lease which may be exercised during the Term of this

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Agreement, Buyers may notify Sellers of their desire to exercise such option to purchase at and identify to which Buyer that Property is to be transferred.  If Buyers fully perform all obligations under the Lease arising in connection with the exercise of such option to purchase, and all obligations in connection with this Agreement, Sellers shall timely exercise such option to purchase with respect to that particular Property and shall cause title to that particular Property to be transferred to the identified Buyer, AS IS, WHERE IS AND WITH ALL FAULTS.  It is understood and agreed (i) that Sellers shall provide no warranty, express or implied, in connection with the transfer of such Property, including any warranty of merchantability or of fitness for any particular purpose, and (ii) that Sellers have no obligation to advise Buyers of the existence of any purchase options or the terms thereof, including expiration dates.

12. MISCELLANEOUS.

12.1.1 Indemnity of Sellers.  Buyers assume liability for and, jointly and severally, agree to defend, indemnify and hold Sellers and any Seller affiliate, harmless from and against any and damages, injury to persons or property, claims, liabilities, losses, penalties, charges or expenses (including reasonable attorneys fees) of any and all kinds imposed on, incurred by or asserted against any Seller or Seller affiliate, arising out of or relating to Buyers failure to comply with the terms of this Agreement, or Buyers’ use, possession or operation of any of the Property by, through or under Buyers.  This Section 12.1.1 shall survive the expiration or earlier termination of this Agreement.

12.1.2 Indemnity of Buyers.  Sellers assume liability for and, jointly and severally, agree to defend, indemnify and hold Buyers and any Buyer affiliate, harmless from and against any and damages, injury to persons or property, claims, liabilities, losses, penalties, charges or expenses (including reasonable attorneys fees) of any and all kinds imposed on, incurred by or asserted against any Buyer or Buyer affiliate, arising out of or relating to Sellers failure to comply with the terms of this Agreement or any actions, suits or proceedings brought by any lessors under any of the Leases as a result of this Agreement or the transactions contemplated hereby.  This Section 12.1.2 shall survive the expiration or earlier termination of this Agreement.

12.2 Governing Applicable Law; Severability; Paragraph Headings.  This Agreement and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the applicable laws of the state of Oklahoma.  If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by applicable law.  Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.  The headings and titles to the Articles and Sections of this Agreement are for convenience only and shall have no effect on the interpretation of any part of this Agreement.  The word “including” shall not be construed restrictively to limit or exclude other items not listed.

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12.3 Time is of the Essence; Relationship; Successors and Assigns.  Time is of the essence with respect to Buyers’ performance of their obligations and the exercise of any expansion, renewal or extension rights or other options granted to Buyers.  This Agreement and the covenants and conditions in this Agreement shall inure only to the benefit of and be binding only upon Buyers and Sellers and their permitted successors and assigns.  Neither Buyers nor Sellers may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties’ notice representatives reflected below.

12.4 Full Agreement; Amendments.  This Agreement contains the parties’ entire agreement regarding the subject matter hereof.  All understandings, discussions, and agreements previously made between the parties, written or oral, are superseded by this Agreement, and neither party is relying upon any warranty, statement or representation not contained in this Agreement.  The exhibits and riders attached hereto are incorporated herein and made a part of this Agreement for all purposes.  This Agreement may be modified only by a written agreement signed by all parties.

12.5 Notices.  Any notice, communication, request, reply or advice (severally and collectively referred to as “Notice”) in this Agreement required or allowed to be given, made or accepted by Sellers or Buyers to the other must be in writing and given to the representatives of Buyers or Sellers reflected below.  Notice to Sellers’ representatives is notice to all Sellers, and notice to Buyers representatives is notice to all Buyers.  Notice may, unless otherwise provided herein, be given or served (a) by depositing the same in the United States mail, postage paid, certified mail, and addressed to the party to be notified, with return receipt requested, (b) by delivering the same to such party or an agent of such party by hand or by a recognized overnight carrier, or (c) when appropriate, by sending via facsimile transmission addressed to the party to be notified.  Notice will be effective the sooner of (1) receipt at the address transmitted, (2) three (3) days after such is deposited in the mail or with overnight carrier, or (3) when facsimile transmission is confirmed by the sending machine.  For the purposes of notice, the addresses and facsimile numbers of the parties’ notice representatives are, until changed by written notice, as follows:

Sellers:	President SEC and UTeC Notice Representative 16 South Pennsylvania Avenue Oklahoma City, Oklahoma 73107 Facsimile: (405) 235-5067
With copies to:	General Counsel SEC and UTeC Notice Representative 16 South Pennsylvania Avenue Oklahoma City, Oklahoma 73107 Facsimile: (405) 235-5067

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Buyers:	President Energetic Systems Inc., LLC 5700 N. Portland Suite 310 Oklahoma City, Oklahoma 73112 Facsimile: (405) 947-0786
With copies to:	Lawrence A. Waks, Esq. Jackson Walker L.L.P. 100 Congress Avenue Suite 1100 Austin, Texas 78701 Facsimile: (512) 236-2002

12.6 Attorney’s Fees.  In the event either party hereto fails to comply with any of the terms of this Agreement to be complied with on its part and the other party commences legal proceeding to enforce the terms of the Agreement, the prevailing party in any such proceeding shall receive from the other its reasonable attorneys fees.

12.7 Multiple Counterparts.  This Agreement may be executed in a number of identical counterparts, each of which constitutes an original and all of which constitute, collectively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

10.7  Assignment.  This Agreement may not be assigned by Buyers without the prior written consent of Sellers. However, Buyers may divide up the Property among themselves as they determine in their sole discretion.

SIGNATURE PAGE TO FOLLOW

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Executed to be effective as of the date first written above.

SELLERS:                                                                           BUYERS:

SLURRY EXPLOSIVE CORPORATION,                       ENERGETIC SYSTEMS INC., LLC
an Oklahoma corporation                                                 a Nevada limited liability company

By:_________________________________           By:_________________________________
      Tony M. Shelby, Vice President                                     David Taylor, Manager

UNVIERSAL TECH CORPORATION,                            UTEC CORPORATION, LLC
an Oklahoma corporation                                                  a Nevada limited liability company

By:_________________________________            By:_________________________________
      Tony M. Shelby, Vice President                                       David Taylor, Manager

SEC INVESTMENT CORP. LLC,
a Nevada limited liability company

By:________________________________
David Taylor, Manager

DETACORP INC., LLC,
a Nevada limited liability company

By:_________________________________
David Taylor, Manager

ENERGETIC PROPERTIES, LLC,
a Nevada limited liability company

By:________________________________
David Taylor, Manager

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EXHIBIT “A”

LIST OF LEASES

Universal Tech Corporation

1.	Equipment Lease between United Leasing, Inc. and UTeC, commencing March 16, 2000, and continuing for 60 months, regarding G25E Daewoo Forklift.
2.	Equipment Lease between United Leasing, Inc. and UTeC, commencing February 16, 2001, and continuing for 36 months, regarding 2001 Chevy Silverado pickup.
3.	Equipment Lease between Sharp Financial Company and UTeC, commencing August 19, 2002, and continuing for 60 months, regarding Canon copier at R&D Lab, Riverton, Kansas.

Slurry Explosive Corporation

1.
Equipment Lease #8 between United Leasing, Inc. and SEC last signed on December 9, 1999 and commencing on November 15, 1999, and continuing for 60 months, regarding a Plastic Tube Filling and Scaling Machine.

2.	Master Rental Agreement between Associates Leasing, Inc. and SEC, commencing on December 30, 1998, and continuing for 60 months, regarding a new Daewoo Model G20S/LPS.
3.	O.S.P. Program Sales Agreement between American Business Systems and SEC, dated September 25, 1998, and continuing for five years, regarding a copier machine.
4.
Standard Uniform Rental Service Agreement between Cintas Corporation and SEC, dated November 16, 2001, and continuing for 60 months with automatic renewals for like periods unless terminated 60 days before end of any term, regarding garment services for employee uniforms.

5.
Equipment Lease between G.W. Van Keppel Company/Associates Leasing, Inc. (assigned to Citicapital Commercial Leasing Corporation) and SEC, commencing September 22, 2000, and continuing 66 months, regarding Svadala hydraulic track drill.

6.	Equipment Lease between Citicapital Commercial Leasing Corporation and SEC, commencing December 28, 2001, and continuing 60 months, regarding Svadala hydraulic track drill.
7.	Equipment Lease #6 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Hallowell, Kansas Facility.

Exhibit "A"

8.	Equipment Lease #7 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Pryor, Oklahoma Facility.
9.
Conditional Sale Agreement between Transport International Tool, Inc. and SEC, dated July 17, 2001, commencing October 1, 2001 and continuing 48 months, regarding the purchase of 49 over-the-road trailers.

10.	Equipment Lease #1 between United Leasing, Inc. and SEC, commencing February 26, 2001, and continuing 36 months, regarding 2001 Chevy Silverado pickup at Pryor, Oklahoma Facility.
11.	Equipment Lease #10 between United Leasing, Inc. and SEC, commencing January 15, 2002, and continuing 36 months, regarding 1999 Ford F-250 pickup at Hallowell, Kansas Facility.
12.	Equipment Lease #2 between United Leasing, Inc. and SEC, commencing February 15, 1998, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.
13.	Equipment Lease #5 between United Leasing, Inc. and SEC, commencing March 15, 1999, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.
14.	Equipment Lease #3 between United Leasing, Inc. and SEC, commencing September 15, 1998, and continuing 60 months, regarding 1998 Mack pumper truck at Pryor, Oklahoma Facility.
15.	Lease between R.K. Black, Inc. and SEC, commencing February 23, 1998, and continuing for 60 months, regarding two (2) Lanier copiers for SEC’s Oklahoma City, Oklahoma office.

Exhibit "A"

EXHIBIT 2.8

NON-PURCHASED INVENTORY USE AND PURCHASE AGREEMENT

This Non-Purchased Inventory Use and Purchase Agreement (“Agreement”) by and between the Buyers and Sellers, effective as of December 1, 2002.  “Buyers” and “Sellers” are defined in the Asset Purchase Agreement (“APA”) effective December 1, 2002 by Energetic Systems Inc., LLC, a Nevada limited liability company, UTeC Corporation, LLC, a Nevada limited liability company, SEC Investment Corp. LLC, a Nevada limited liability company, DetaCorp Inc., LLC, a Nevada limited liability company, Energetic Properties, LLC, a Nevada limited liability company, Slurry Explosive Corporation, an Oklahoma corporation, Universal Tech Corporation, an Oklahoma corporation.  In connection with the APA, and for good and valuable consideration, the parties have agreed as follows:

1. Defective Valeron.  Buyers will take possession of the old Valeron Film (red and 806) for no charge, representing an $8,000 write-off by Sellers.

2. Other Valeron, Boxes and Bags Marked for Orica, Dyno Nobel, and Austin Powder.  Buyers will take possession of all the Valeron, boxes and bags marked for Orica, Dyno Nobel and Austin Powder, with an estimated value of $75,000.  Buyers will use such material in production on a priority basis until such material is fully used.  Buyers will pay to Sellers Sellers’ full inventory value for such material within thirty (30) days of use by Buyers.  Buyers shall retain the right to sell any remaining portion of such material to Orica, Dyno Nobel and Austin Powder.  In the event of such sale, Buyers will cooperate with Sellers in assembling and shipping such inventory.

3. Ammonium Perchlorate.  Buyers will take possession of all Ammonium Perchlorate (“AP”), with an estimated value of $72,675.  Buyers will use such AP in the manufacturing of product on a priority basis until it is fully consumed.  Buyers will pay Sellers full inventory value for the AP within thirty (30) days of use by Buyers.

4. U.S. Aluminum Powdered Aluminum.  Buyers will take possession of the powdered aluminum manufactured by U.S. Aluminum that is usable in limited applications, with an estimated value of $30,250.  Buyers will use such aluminum in the manufacturing of product on a priority basis until it is fully consumed.  Buyers will pay Sellers full inventory value for such aluminum within thirty (30) days of use by Buyers.

5. Propellant.  Buyers will take possession of and title to all propellant of Sellers wherever located, including Camden, Arkansas, Hallowell, Kansas and the PRUF plant at no cost.

6. Rocket Motors.  Buyers will take possession of and title to all rocket motor inventory of Sellers wherever located at no cost.  Sellers shall pay to Buyers the monies received by Sellers for rocket motors processed by Sellers totaling $16,877 within thirty (30) days of closing.

Executed to be effective as of the date first written above.

SELLERS:                                                                           BUYERS:

SLURRY EXPLOSIVE CORPORATION,                      ENERGETIC SYSTEMS INC., LLC
an Oklahoma corporation                                                a Nevada limited liability company

By:_________________________________          By:_________________________________
      Tony M. Shelby, Vice President                                    David Taylor, Manager

UNVIERSAL TECH CORPORATION,                           UTEC CORPORATION, LLC
an Oklahoma corporation                                                 a Nevada limited liability company

By:_________________________________           By:_________________________________
      Tony M. Shelby, Vice President                                      David Taylor, Manager

SEC INVESTMENT CORP. LLC,
a Nevada limited liability company

By:_________________________________
David Taylor, Manager

DETACORP INC., LLC,
a Nevada limited liability company

By:_________________________________
David Taylor, Manager

ENERGETIC PROPERTIES, LLC,
a Nevada limited liability company

By:_________________________________
David Taylor, Manager

2

EXHIBIT 7.3

Material Consents

None

EXHIBIT 7.4(a)

Legal Opinion  - Sellers

December 6, 2002

Energetic Systems Inc., LLC
UTeC Corporation, LLC
SEC Investment Corp. LLC
DetaCorp Inc., LLC
Energetic Properties, LLC
5700 North Portland Avenue
Suite 310
Oklahoma City, Oklahoma 73112

RE:           Asset Purchase Agreement

Ladies and Gentlemen:

I have acted as general counsel to Slurry Explosive Corporation, an Oklahoma corporation (“SEC”), Universal Tech Corporation, an Oklahoma corporation (“Universal”, and collectively with SEC, “Sellers”), El Dorado Chemical Company, an Oklahoma corporation (“EDC”), LSB Chemical Corp., an Oklahoma corporation (“LSBCC”), Prime Financial Corporation, an Oklahoma corporation (“PFC”), and LSB Industries, Inc., a Delaware corporation (“LSB”), in connection with the review, execution and delivery of and the transactions contemplated by the Asset Purchase Agreement, dated as of December 6, 2002 (the “Asset Purchase Agreement”), by and among the Sellers, EDC, LSB, LSBCC and PFC, and Energetic Systems Inc. LLC, a Nevada limited liability company (“ESI”), UTeC Corporation, LLC, a Nevada limited liability company (“UTECLLC”), SEC Investment Corp. LLC, a Nevada limited liability company (“SIC”), DetaCorp Inc., LLC, a Nevada limited liability company  (“DetaCorp”) and Energetic Properties, LLC, a Nevada limited liability company (“EP” and collectively with ESI, UTECLLC, SIC and DetaCorp, “Buyers”).

This opinion is rendered to you pursuant to Section 7.4(a) of the Asset Purchase Agreement.  Except as otherwise defined herein, capitalized terms used herein will have the same meaning as such terms are defined in the Asset Purchase Agreement.

1.           In connection with the issuance of this letter, I have examined the following documents:

1.1	Asset Purchase Agreement;
1.2	Bill of Sale;
1.3	Noncompetition Agreement;

December 6, 2002

1.4	Orica Noncompetition Letter Agreement;
1.5	Escrow Agreement;
1.6	Assignment and Assumption Agreement;
1.7	Assignment and Assumption of Lease Agreement;
1.8	Assignment of Patents;
1.9	Assignment of Service Marks and Trademarks;
1.10	Transitional Services Agreement;
1.11	AN Supply Agreement;
1.12	Nitric Acid Supply Agreement;
1.13	The Use and License Agreement;
1.14
 (A) Lease Agreements, Memorandums of Lease and Lessor Estoppel and Agreements with respect to the real property leases for (1) the Production Facility located at Hallowell, Kansas,  (2) the Underwater Lab and PRUF plant located at Hallowell, Kansas, (3) the R&D lab located at Jayhawk, Kansas, and (4) the Pryor, Oklahoma facility; (B)  Assignment and Assumptions of Lease for the Farmer’s Co-Op lease, the Industrial Track lease, the Oklahoma City office lease and the Dallas office lease; (C) a Lease Termination Agreement with respect to the Pryor, Oklahoma facility;

1.15
Certificate from the Secretary or Assistant Secretary of each Seller, EDC, LSBCC, PFC and LSB attesting to the resolutions of each such party and authorizing specific officers of each such party to execute the Transaction Documents, as such term is defined below, to which it is a party;

1.16	Certificate of Good Standing of SEC, issued by the Oklahoma Secretary of State on November 19, 2002;
1.17	Certificate of Good Standing of Universal, issued by the Oklahoma Secretary of State on November 19, 2002;
1.18	Certificates of Foreign Good Standing, Existence or Authority of each Seller listed on Schedule II attached hereto issued by the various Secretaries of State (the “Foreign Certificates”);

December 6, 2002

1.19	Certificates of Incorporation and Bylaws of each Seller, EDC, LSBCC, PFC and LSB;
1.20	Minute books of each of each Seller, EDC, LSBCC, PFC and LSB;
1.21	Unanimous Written Consents of the Board of Directors and Sole Shareholder of each Seller, EDC, LSBCC and PFC, dated November 18, 2002; and
1.22	Unanimous Written Consent of the Board of Directors of LSB, dated November 18, 2002.

The documents referred to in paragraphs 1.1 through 1.12 above are referred to herein as the “Transaction Documents”.

I have also examined such matters of law and certificates of officers of each Seller, EDC, LSBCC, PFC and LSB as I deemed relevant or necessary as a basis of the opinions expressed herein.

2.	In rendering my opinion, I have assumed for the purposes of this opinion letter, the following:
2.1	The due execution and delivery, pursuant to due authorization, of the Transaction Documents by the parties thereto, other than the Sellers, EDC, LSBCC, PFC and LSB;
2.2	The legality, validity, binding effect on, and enforceability of the Transactions Documents against the parties thereto, other than the Sellers, EDC, LSBCC, PFC and LSB;
2.3
The genuineness of the signatures of all persons signing each document in connection with the transactions with respect to which this opinion is rendered, other than the signatures of persons signing on behalf of the Sellers, EDC, LSBCC, PFC and LSB;

2.4	The authority to sign in a representative capacity of the persons signing the Transaction Documents, other than on behalf of the Sellers, EDC, LSBCC, PFC and LSB;
2.5	The authenticity of all documents submitted to me as originals;
2.6	The conformity to authentic original documents of all documents submitted to me as certified, conformed or photo static copies; and
2.7	The accuracy and completeness of all public records reviewed by me.

December 6, 2002

As to all questions of fact material to these opinions that have not been independently established, I have relied upon certificates or comparable documents of officers and representatives of each Seller, EDC, LSBCC, PFC and LSB and upon the representations and warranties of each Seller, EDC, LSBCC, PFC and LSB contained in the Transaction Documents.

3.
Based on the foregoing, and subject to the limitations, qualifications and exceptions set forth below and as may be provided in the Legal Opinion Accord of the ABA Section of Business Law (1991), and assuming the consummation of the transactions contemplated by the Transaction Documents, it is my opinion that:

3.1	Each Seller is a corporation incorporated and in good standing under the laws of the State of Oklahoma;
3.2	Based solely on the Foreign Certificates, each Seller is qualified as foreign corporation and in good standing in each jurisdiction in which it is authorized to do business;
3.3	Each Seller, EDC, LSBCC, PFC and LSB have full corporate power and authority to execute, deliver and perform the Transaction Documents to which it is a party;
3.4	Each of the Transaction Documents to which the each Seller, EDC, LSBCC, PFC and LSB is a party, is enforceable against such party, in accordance with its terms;
3.5
The execution, delivery and performance by each Seller of the Transaction Documents to which it is a party, (a) are not in contravention of any provision of its applicable certificate of incorporation or by-laws, (b) to my knowledge, will not violate any Oklahoma or United States federal law or regulation or order of any court or other Governmental Body to which it is subject or the Delaware General Corporation Law, or (c) except as set forth in Part 3.2 (b) of the Disclosure Letter, will not result in the breach or termination of, or constitute a default under, or result in the creation or imposition of any Encumbrance upon any of the Assets under, any material Seller Contract listed in Part 3.19 (a) of the Disclosure Letter;

3.6
To my knowledge, except as set forth in Parts 3.2 (c) of the Disclosure Letter and the filing of various collateral release documents, including UCC-3 terminations and partial releases and mortgage release with the appropriate Governmental Body, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required by Sellers in connection with the execution and delivery of the Asset Purchase Agreement or the consummation of Contemplated Transactions; and

December 6, 2002

3.7
 To my knowledge, except as set forth in Part 3.17 (a) of the Disclosure Letter, there is no Proceeding by or before any court or Governmental Body pending or overtly threatened against any Seller that challenges the validity of the Asset Purchase Agreement or any action taken or to be taken by any Seller pursuant to the Asset Purchase Agreement or in connection with the Contemplated Transactions.

4.	I have expressed the foregoing opinions subject to the following qualifications, limitations and exceptions:
4.1
I am licensed to practice law in the State of Oklahoma.  This opinion is limited to the laws of Oklahoma, the Delaware General Corporation Law and federal laws of the United States.  I do not render any opinions as to the laws of any other jurisdiction and, as to Delaware, only as to the Delaware General Corporation Law.  I am not licensed to practice law in the State of Delaware;

4.2
Provisions of the Transaction Documents which purport to indemnify the Buyers against, or release the Buyers from, liability for any of the Buyers’ acts are unenforceable to the extent such acts are determined to be unlawful, negligent, reckless, or constitute willful misconduct;

4.3
The enforceability of the Transaction Documents is subject to the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to the rights of creditors and other laws relating to general principals of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding at law or in equity);

4.4	I express no opinion as to:
4.4.1	Any choice of law provision contained in the Transaction Documents;
4.4.2	The ability to obtain specific performance, injunctive or other equitable relief, whether sought in a proceeding at law or in equity, as a remedy for a default under the Transaction Documents; and
4.4.3	The enforceability of any provisions which purport to restrict, limit or prevent access to legal or equitable remedies or which purport to waive any legal rights.
4.5
The phrase “to my knowledge” or words of similar import as used herein, mean  actual knowledge, without investigation, on the part of  me and those attorneys in this office who have been involved in the transactions contemplated by the Transaction Documents.

December 6, 2002

I have directed this letter solely to you.  You may not use, circulate, quote or refer to this letter in connection with any transaction other than the transactions contemplated by the Transaction Documents.  No other person may rely on this letter in any manner or for any purpose without the undersigned’s written authorization.  I have issued this letter only with respect to the present status of Oklahoma and Delaware General Corporation Law and federal law and undertake no obligation to update or supplement this letter in response to subsequent changes in the law, facts, or future events affecting the transactions contemplated by any of the Transactional Documents.

Very truly yours,

David M. Shear
General Counsel

SCHEDULE I

FOREIGN CERTIFICATES

Company	State

Slurry Explosive Corporation	Kansas
Slurry Explosive Corporation	Missouri
Slurry Explosive Corporation	New Mexico
Slurry Explosive Corporation	North Dakota
Slurry Explosive Corporation	Utah
Universal Tech Corporation	Kansas

EXHIBIT 7.7
Assignment and Assumption of Lease Agreement

This Assignment and Assumption Agreement ("Assignment and Assumption Agreement") is made and entered into on December 6, 2002, by and among Slurry Explosive Corporation, an Oklahoma corporation ("Assignor"), and Slurry Explosive Manufacturing Corporation, LLC, a Nevada limited liability company ("Assignee").

WHEREAS, Assignor and Assignee are parties to that certain Asset Purchase Agreement dated on December 6, 2002 (the "Purchase Agreement"); and

WHEREAS, pursuant to the Purchase Agreement, Assignor has agreed to assign certain rights and agreements to Assignee, and Assignee has agreed to assume the US Bancorp Lease, as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.	Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.
2.
Assignment and Assumption. Effective as of 12:01 a.m. C.S.T. on              December 1, 2002 (the "Effective Time"), Assignor hereby assigns, sells, transfers and sets over (collectively, the "Assignment") to Assignee all of Assignor's right, title, benefit, privileges and interest in and to, and all of Assignor's burdens, obligations and liabilities in connection with, the US Bancorp Lease. Assignee hereby accepts the Assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of Assignor to be observed, performed, paid or discharged from and after the Closing, in connection with the US Bancorp Lease.

3.
Further Actions. Each of the parties hereto covenants and agrees, at its own expense, to execute and deliver, at the request of the other party hereto, such further instruments of transfer and assignment and to take such other action as such other party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Assignment and Assumption Agreement.

4.
Terms of the Purchase Agreement. The terms of the Purchase Agreement and the Disclosure Letter incorporated therein are incorporated herein by this reference. Assignor acknowledges and agrees that the terms contained in the Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement on the date first above written.

ASSIGNOR:                                                                ASSIGNEE:
Slurry Explosive Corporation                                 Slurry Explosive Manufacturing
                   Corporation, LLC

_________________________                            ___________________________
Tony M. Shelby, Vice President                              David Taylor, Manager

2

EXHIBIT 7.8

ENERGETIC SYSTEMS INC., LLC
UTEC CORPORATION, LLC
SEC INVESTMENT CORP. LLC
DETACORP INC., LLC
ENERGETIC PROPERTIES, LLC
SLURRY EXPLOSIVE MANUFACTURING CORPORATION, LLC

December 6, 2002

LSB Industries, Inc.
El Dorado Chemical Company
Northwest Financial Corporation
Slurry Explosive Corporation
16 South Pennsylvania Avenue
Oklahoma City, Oklahoma 73107

RE:           Letter Agreement - Covenant Not to Compete

Dear Sirs:

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, this Letter Agreement shall confirm to each of you our agreement that each of the undersigned, as assigns of the business of Slurry Explosive Corporation and Universal Tech Corporation agree to not engage in the Restricted Activities (as defined in that certain Non-Competition Covenant dated November 1, 2001 and attached hereto (the “Noncompetition Agreement”)) other than as the business of Slurry Explosive Corporation or Universal Tech Corporation was conducted on the Closing Date (as defined in the Noncompetition Agreement).

Sincerely,

ENERGETICS SYSTEMS INC., LLC                                                                UTEC CORPORATION, LLC,
a Nevada limited liability company                                                                  a Nevada limited liability company

By:___________________________                                                          By:___________________________
      David Taylor, Manager                                                                                     David Taylor, Manager

LSB Industries, Inc.
El Dorado Chemical Company
Northwest Financial Corporation
Slurry Explosive Corporation
December 6, 2002

SEC INVESTMENT CORP. LLC.,                                                                     DETACORP INC., LLC.,
a Nevada limited liability company                                                                  a Nevada limited liability company

By:___________________________                                                         By:____________________________
      David Taylor, Manager                                                                              David Taylor, Manager

ENERGETIC PROPERTIES, LLC.,              SLURRY EXPLOSIVE MANUFACTURING
a Nevada limited liability company                    CORPORATION, LLC,  Nevada limited liability
                             company

By:___________________________                                                         By:____________________________
      David Taylor, Manager                                                                                     David Taylor, Manager

EXHIBIT 7.11

Key Employees

None

EXHIBIT 7.13

Environmental Questionnaire

See attached

SLURRY
   EXPLOSIVE
       CORPORATION

16 South Pennsylvania   •   Oklahoma City, Ok  73107   •   Phone  405-235-4546   •   Fax  405-236-1209

VIA FEDERAL EXPRESS:  605743627698

May 17, 2010

David Rex
Jackson Walker L.L.P.
2439 North Central Expressway
Suite 600
Richardson, Texas 75080

RE:           Environmental Site Assessment Questionnaire

Dear Mr. Rex:

Enclosed are the Environmental Site Assessment Questionnaires for the following locations:

1.	Universal Tech Corporation:
a.	Jayhawk Lab
b.	Underwater Lab
c.	PRUF Plant
d.	Hallowell Rail Siding
e.	Hallowell Plant

2.	Slurry Explosive Corporation

Sincerely,

/James Wm. Murray III/

James Wm. Murray III
Senior Associate General Counsel
JWM/ymq

Enclosures

Universal Tech Corporation
Environmental Site Assessment Questionnaire
Jayhawk Lab
8500 S.E. Jayhawk Drive
Riverton, Kansas 66770

The following Environmental Site Assessment Questionnaire is being prepared in connection with the proposed sale of certain assets of Universal Tech Corporation (“Company”) to certain affiliates of Energetic Systems Inc., LLC. You have been designated by the Company as the person most likely to have knowledge of the matters described below. Please answer the following questions to your knowledge either “YES,” “NO,” or “NS” if you are not sure as to the answer.

YES/NO/NS	1.	Is the property used for an industrial use?
YES/NO/NS	2.	To the best of your knowledge, is any adjoining property used for an industrial use?
YES/NO/NS	3.	To the best of your knowledge, has the property been used for an industrial use in the past?
YES/NO/NS	4.	To the best of your knowledge, has any adjoining property been used for an industrial use in the past?
YES/NO/NS	5.
Is the property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	6.
To the best of your knowledge, is any adjoining property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	7.
To the best of your knowledge, has the property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	8.
To the best of your knowledge, has any adjoining property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	9.	Is there a maintenance or shop/service area located on the property?
YES/NO/NS	10.	To the best of your knowledge, has there ever been a maintenance or shop/service area located on the property?
YES/NO/NS	11.	Are there currently any damaged or discarded automotive or

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Jayhawk Plant

industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	12.
To the best of your knowledge, in the past have there been any damaged or discarded automotive or industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	13.	Are there currently any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property?
YES/NO/NS	14.	To the best of your knowledge, have there been any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property in the past?
YES/NO/NS	15.	To the best of your knowledge, has fill dirt been brought onto the property which originated from a contaminated site or which is of an unknown origin?
YES/NO/NS	16.	Are there currently any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal?
YES/NO/NS	17.	To the best of your knowledge, have there been any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal in the past?
YES/NO/NS	18.	Is there currently any visible sign of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property?
YES/NO/NS	19.	To the best of your knowledge, has there been any visible signs of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property in the past?
YES/NO/NS	20.	Is there currently any stained soil or pavement on the property?
YES/NO/NS	21.	To the best of your knowledge, has there been any stained soil or pavement on the property in the past?
YES/NO/NS	22.	Are there currently any above or underground storage tanks located on the property?
YES/NO/NS	23.	To the best of your knowledge, have there been any above or underground storage tanks located on the property in the past?
YES/NO/NS	24.	Are there currently any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property?
YES/NO/NS	25.
To the best of your knowledge, have there been any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property in the past?

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Jayhawk Plant

2

YES/NO/NS	26.	Are there currently any chemical or noxious odors on the property in violation of any environmental laws?
YES/NO/NS	27.	To the best of your knowledge, have there been any chemical or noxious odors on the property in violation of any environmental laws in the past?
YES/NO/NS	28.	If the property is served by a private well or non-public water system, has the Company identified contaminants in the well or system that exceed guidelines applicable to the water system?
YES/NO/NS	29.	To the best of your knowledge, if the property is served by a private well or non-public water system, has the well been designated as contaminated by any government environmental/health agency?
YES/NO/NS	30.	Does the property discharge waste water on or adjacent to the property other than storm water or into a sanitary sewer system?
YES/NO/NS	31.
To the best of your knowledge, have any hazardous substances, wastes or petroleum products, unidentified waste materials, tires, automotive or industrial batteries or any other waste materials been dumped above grade, buried and/or burned on the property in violation of any environmental laws?

YES/NO/NS	32.	Is there a transformer, capacitor, heavy electrical or any hydraulic equipment for which there are any records indicating the presence of PCBs?
YES/NO/NS	33.	To the best of your knowledge, are there currently any asbestos-containing material located in any facility located on the property?
YES/NO/NS	34.	To the best of your knowledge, has there been any asbestos-containing material located in any facility located on the property?
YES/NO/NS	35.	Do you have knowledge of hazardous substances, wastes or petroleum products being previously dumped, burned, buried or otherwise disposed of on the property in violation of any environmental laws?
YES/NO/NS	36.
Do you have any knowledge of environmental liens or governmental notification relating to past or current violations of environmental laws with respect to the property or any facility located on the property?

YES/NO/NS	37.
Do you have knowledge of any release of hazardous substances or petroleum products with respect to the property or any facility located on the property in violation of any environmental laws, or of any report or records pertaining thereto?

YES/NO/NS	38.
Do you have any knowledge of any environmental site assessment or report of the property or any facility located on the property that indicated the presence of hazardous substances or petroleum products on, or contamination of, the property or recommended further assessment of the property?

YES/NO/NS	39.	Do you have knowledge of any past, threatened, or pending

Environmental Site Asessment Questionnaire
Universal Tech Corporation
Plant Jayhawk Plant

3

lawsuits or administrative or regulatory proceedings concerning a release of any hazardous substance or petroleum products involving the property?
YES/NO/NS	40.	Do you have knowledge of any past or present violations of any regulatory permits related to hazardous substances, wastes, wastewater discharge or air emissions with respect to the property?

GOVERNMENT RECORDS/HISTORICAL SOURCES INQUIRY
	41.	To the best of your knowledge, do any of the following Federal government record systems list the Property or any property within the circumference of the area noted below:
YES/NO/NS	·	National Priorities List (NPL) - within 1 mile?
YES/NO/NS	·	Comprehensive Environmental Response Compensation and Liability Information (CERCLIS) List - within ½ mile?
YES/NO/NS	·	Resource Conservation and Recovery Act (RCRA) Notifier List - within 1 mile?

	42.	To the best of your knowledge, do any of the following state record systems list the property within the circumference of the area noted below?
YES/NO/NS	·	List maintained by State environmental agency of hazardous waste sites identified for investigation or remediation that is the state agency equivalent to NPL - within approximately 1 mile?
YES/NO/NS	·	List maintained by State environmental agency of sites identified for investigation or remediation that is the state equivalent to CERCLIS - within ½ mile?
YES/NO/NS	·	Leaking Underground Storage Tank (LUST) List - within ½ mile?
YES/NO/NS	·	Solid Waste/Landfill Facilities - within ½ mile?

 This Questionnaire was completed by:

Name:  John Carver
Title: Vice President
Relationship to the Property:   Owner
Address:  16 South Pennsylvania Avenue
    Oklahoma City, Oklahoma 73107
Phone:     (405) 235-4546

/John Carver/
Signature

Date  December 2, 2002

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Jayhawk Plant

4

Universal Tech Corporation
Environmental Site Assessment Questionnaire
Underwater Lab

The following Environmental Site Assessment Questionnaire is being prepared in connection with the proposed sale of certain assets of Universal Tech Corporation (“Company”) to certain affiliates of Energetic Systems Inc., LLC. You have been designated by the Company as the person most likely to have knowledge of the matters described below. Please answer the following questions to your knowledge either “YES,” “NO,” or “NS” if you are not sure as to the answer.

YES/NO/NS	1.	Is the property used for an industrial use?
YES/NO/NS	2.	To the best of your knowledge, is any adjoining property used for an industrial use?
YES/NO/NS	3.	To the best of your knowledge, has the property been used for an industrial use in the past?
YES/NO/NS	4.	To the best of your knowledge, has any adjoining property been used for an industrial use in the past?
YES/NO/NS	5.
Is the property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	6.
To the best of your knowledge, is any adjoining property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	7.
To the best of your knowledge, has the property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	8.
To the best of your knowledge, has any adjoining property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	9.	Is there a maintenance or shop/service area located on the property?
YES/NO/NS	10.	To the best of your knowledge, has there ever been a maintenance or shop/service area located on the property?
YES/NO/NS	11.	Are there currently any damaged or discarded automotive or

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Underwater Lab

industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	12.
To the best of your knowledge, in the past have there been any damaged or discarded automotive or industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	13.	Are there currently any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property?
YES/NO/NS	14.	To the best of your knowledge, have there been any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property in the past?
YES/NO/NS	15.	To the best of your knowledge, has fill dirt been brought onto the property which originated from a contaminated site or which is of an unknown origin?
YES/NO/NS	16.	Are there currently any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal?
YES/NO/NS	17.	To the best of your knowledge, have there been any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal in the past?
YES/NO/NS	18.	Is there currently any visible sign of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property?
YES/NO/NS	19.	To the best of your knowledge, has there been any visible signs of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property in the past?
YES/NO/NS	20.	Is there currently any stained soil or pavement on the property?
YES/NO/NS	21.	To the best of your knowledge, has there been any stained soil or pavement on the property in the past?
YES/NO/NS	22.	Are there currently any above or underground storage tanks located on the property?
YES/NO/NS	23.	To the best of your knowledge, have there been any above or underground storage tanks located on the property in the past?
YES/NO/NS	24.	Are there currently any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property?
YES/NO/NS	25.
To the best of your knowledge, have there been any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property in the past?

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Underwater Lab

2

YES/NO/NS	26.	Are there currently any chemical or noxious odors on the property in violation of any environmental laws?
YES/NO/NS	27.	To the best of your knowledge, have there been any chemical or noxious odors on the property in violation of any environmental laws in the past?
YES/NO/NS	28.	If the property is served by a private well or non-public water system, has the Company identified contaminants in the well or system that exceed guidelines applicable to the water system?
YES/NO/NS	29.	To the best of your knowledge, if the property is served by a private well or non-public water system, has the well been designated as contaminated by any government environmental/health agency?
YES/NO/NS	30.	Does the property discharge waste water on or adjacent to the property other than storm water or into a sanitary sewer system?
YES/NO/NS	31.
To the best of your knowledge, have any hazardous substances, wastes or petroleum products, unidentified waste materials, tires, automotive or industrial batteries or any other waste materials been dumped above grade, buried and/or burned on the property in violation of any environmental laws?

YES/NO/NS	32.	Is there a transformer, capacitor, heavy electrical or any hydraulic equipment for which there are any records indicating the presence of PCBs?
YES/NO/NS	33.	To the best of your knowledge, are there currently any asbestos-containing material located in any facility located on the property?
YES/NO/NS	34.	To the best of your knowledge, has there been any asbestos-containing material located in any facility located on the property?
YES/NO/NS	35.	Do you have knowledge of hazardous substances, wastes or petroleum products being previously dumped, burned, buried or otherwise disposed of on the property in violation of any environmental laws?
YES/NO/NS	36.
Do you have any knowledge of environmental liens or governmental notification relating to past or current violations of environmental laws with respect to the property or any facility located on the property?

YES/NO/NS	37.
Do you have knowledge of any release of hazardous substances or petroleum products with respect to the property or any facility located on the property in violation of any environmental laws, or of any report or records pertaining thereto?

YES/NO/NS	38.
Do you have any knowledge of any environmental site assessment or report of the property or any facility located on the property that indicated the presence of hazardous substances or petroleum products on, or contamination of, the property or recommended further assessment of the property?

YES/NO/NS	39.	Do you have knowledge of any past, threatened, or pending

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Underwater Lab

3

lawsuits or administrative or regulatory proceedings concerning a release of any hazardous substance or petroleum products involving the property?
YES/NO/NS	40.	Do you have knowledge of any past or present violations of any regulatory permits related to hazardous substances, wastes, wastewater discharge or air emissions with respect to the property?

GOVERNMENT RECORDS/HISTORICAL SOURCES INQUIRY
	41.	To the best of your knowledge, do any of the following Federal government record systems list the Property or any property within the circumference of the area noted below:
YES/NO/NS	·	National Priorities List (NPL) - within 1 mile?
YES/NO/NS	·	Comprehensive Environmental Response Compensation and Liability Information (CERCLIS) List - within ½ mile?
YES/NO/NS	·	Resource Conservation and Recovery Act (RCRA) Notifier List - within 1 mile?

	42.	To the best of your knowledge, do any of the following state record systems list the property within the circumference of the area noted below?
YES/NO/NS	·	List maintained by State environmental agency of hazardous waste sites identified for investigation or remediation that is the state agency equivalent to NPL - within approximately 1 mile?
YES/NO/NS	·	List maintained by State environmental agency of sites identified for investigation or remediation that is the state equivalent to CERCLIS - within ½ mile?
YES/NO/NS	·	Leaking Underground Storage Tank (LUST) List - within ½ mile?
YES/NO/NS	·	Solid Waste/Landfill Facilities - within ½ mile?

 This Questionnaire was completed by:

Name:  John Carver
Title: Vice President
Relationship to the Property:   Lessee
Address:  16 South Pennsylvania Avenue
    Oklahoma City, Oklahoma 73107
Phone:     (405) 235-4546

/John Carver/
Signature

Date           December 2, 2002

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Underwater Lab

4

Universal Tech Corporation
Environmental Site Assessment Questionnaire
PRUF Plant

The following Environmental Site Assessment Questionnaire is being prepared in connection with the proposed sale of certain assets of Universal Tech Corporation (“Company”) to certain affiliates of Energetic Systems Inc., LLC. You have been designated by the Company as the person most likely to have knowledge of the matters described below. Please answer the following questions to your knowledge either “YES,” “NO,” or “NS” if you are not sure as to the answer.

YES/NO/NS	1.	Is the property used for an industrial use?
YES/NO/NS	2.	To the best of your knowledge, is any adjoining property used for an industrial use?
YES/NO/NS	3.	To the best of your knowledge, has the property been used for an industrial use in the past?
YES/NO/NS	4.	To the best of your knowledge, has any adjoining property been used for an industrial use in the past?
YES/NO/NS	5.
Is the property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	6.
To the best of your knowledge, is any adjoining property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	7.
To the best of your knowledge, has the property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	8.
To the best of your knowledge, has any adjoining property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	9.	Is there a maintenance or shop/service area located on the property?
YES/NO/NS	10.	To the best of your knowledge, has there ever been a maintenance or shop/service area located on the property?
YES/NO/NS	11.	Are there currently any damaged or discarded automotive or

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Pruf

industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	12.
To the best of your knowledge, in the past have there been any damaged or discarded automotive or industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	13.	Are there currently any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property?
YES/NO/NS	14.	To the best of your knowledge, have there been any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property in the past?
YES/NO/NS	15.	To the best of your knowledge, has fill dirt been brought onto the property which originated from a contaminated site or which is of an unknown origin?
YES/NO/NS	16.	Are there currently any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal?
YES/NO/NS	17.	To the best of your knowledge, have there been any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal in the past?
YES/NO/NS	18.	Is there currently any visible sign of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property?
YES/NO/NS	19.	To the best of your knowledge, has there been any visible signs of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property in the past?
YES/NO/NS	20.	Is there currently any stained soil or pavement on the property?
YES/NO/NS	21.	To the best of your knowledge, has there been any stained soil or pavement on the property in the past?
YES/NO/NS	22.	Are there currently any above or underground storage tanks located on the property?
YES/NO/NS	23.	To the best of your knowledge, have there been any above or underground storage tanks located on the property in the past?
YES/NO/NS	24.	Are there currently any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property?
YES/NO/NS	25.
To the best of your knowledge, have there been any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property in the past?

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Pruf

2

YES/NO/NS	26.	Are there currently any chemical or noxious odors on the property in violation of any environmental laws?
YES/NO/NS	27.	To the best of your knowledge, have there been any chemical or noxious odors on the property in violation of any environmental laws in the past?
YES/NO/NS	28.	If the property is served by a private well or non-public water system, has the Company identified contaminants in the well or system that exceed guidelines applicable to the water system?
YES/NO/NS	29.	To the best of your knowledge, if the property is served by a private well or non-public water system, has the well been designated as contaminated by any government environmental/health agency?
YES/NO/NS	30.	Does the property discharge waste water on or adjacent to the property other than storm water or into a sanitary sewer system?
YES/NO/NS	31.
To the best of your knowledge, have any hazardous substances, wastes or petroleum products, unidentified waste materials, tires, automotive or industrial batteries or any other waste materials been dumped above grade, buried and/or burned on the property in violation of any environmental laws?

YES/NO/NS	32.	Is there a transformer, capacitor, heavy electrical or any hydraulic equipment for which there are any records indicating the presence of PCBs?
YES/NO/NS	33.	To the best of your knowledge, are there currently any asbestos-containing material located in any facility located on the property?
YES/NO/NS	34.	To the best of your knowledge, has there been any asbestos-containing material located in any facility located on the property?
YES/NO/NS	35.	Do you have knowledge of hazardous substances, wastes or petroleum products being previously dumped, burned, buried or otherwise disposed of on the property in violation of any environmental laws?
YES/NO/NS	36.
Do you have any knowledge of environmental liens or governmental notification relating to past or current violations of environmental laws with respect to the property or any facility located on the property?

YES/NO/NS	37.
Do you have knowledge of any release of hazardous substances or petroleum products with respect to the property or any facility located on the property in violation of any environmental laws, or of any report or records pertaining thereto?

YES/NO/NS	38.
Do you have any knowledge of any environmental site assessment or report of the property or any facility located on the property that indicated the presence of hazardous substances or petroleum products on, or contamination of, the property or recommended further assessment of the property?

YES/NO/NS	39.	Do you have knowledge of any past, threatened, or pending

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Pruf

3

lawsuits or administrative or regulatory proceedings concerning a release of any hazardous substance or petroleum products involving the property?
YES/NO/NS	40.	Do you have knowledge of any past or present violations of any regulatory permits related to hazardous substances, wastes, wastewater discharge or air emissions with respect to the property?

GOVERNMENT RECORDS/HISTORICAL SOURCES INQUIRY
	41.	To the best of your knowledge, do any of the following Federal government record systems list the Property or any property within the circumference of the area noted below:
YES/NO/NS	·	National Priorities List (NPL) - within 1 mile?
YES/NO/NS	·	Comprehensive Environmental Response Compensation and Liability Information (CERCLIS) List - within ½ mile?
YES/NO/NS	·	Resource Conservation and Recovery Act (RCRA) Notifier List - within 1 mile?

	42.	To the best of your knowledge, do any of the following state record systems list the property within the circumference of the area noted below?
YES/NO/NS	·	List maintained by State environmental agency of hazardous waste sites identified for investigation or remediation that is the state agency equivalent to NPL - within approximately 1 mile?
YES/NO/NS	·	List maintained by State environmental agency of sites identified for investigation or remediation that is the state equivalent to CERCLIS - within ½ mile?
YES/NO/NS	·	Leaking Underground Storage Tank (LUST) List - within ½ mile?
YES/NO/NS	·	Solid Waste/Landfill Facilities - within ½ mile?

This Questionnaire was completed by:

Name:  John Carver
Title: Vice President
Relationship to the Property:   Lessee
Address:  16 South Pennsylvania Avenue
    Oklahoma City, Oklahoma 73107
Phone:     (405) 235-4546

/John Carver/
Signature

Date    December 2, 2002

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Pruf

4

Universal Tech Corporation
Environmental Site Assessment Questionnaire
Hallowell Rail Siding

The following Environmental Site Assessment Questionnaire is being prepared in connection with the proposed sale of certain assets of Universal Tech Corporation (“Company”) to certain affiliates of Energetic Systems Inc., LLC. You have been designated by the Company as the person most likely to have knowledge of the matters described below. Please answer the following questions to your knowledge either “YES,” “NO,” or “NS” if you are not sure as to the answer.

YES/NO/NS	1.	Is the property used for an industrial use?
YES/NO/NS	2.	To the best of your knowledge, is any adjoining property used for an industrial use?
YES/NO/NS	3.	To the best of your knowledge, has the property been used for an industrial use in the past?
YES/NO/NS	4.	To the best of your knowledge, has any adjoining property been used for an industrial use in the past?
YES/NO/NS	5.
Is the property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	6.
To the best of your knowledge, is any adjoining property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	7.
To the best of your knowledge, has the property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	8.
To the best of your knowledge, has any adjoining property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	9.	Is there a maintenance or shop/service area located on the property?
YES/NO/NS	10.	To the best of your knowledge, has there ever been a maintenance or shop/service area located on the property?
YES/NO/NS	11.	Are there currently any damaged or discarded automotive or

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Rail

industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	12.
To the best of your knowledge, in the past have there been any damaged or discarded automotive or industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	13.	Are there currently any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property?
YES/NO/NS	14.	To the best of your knowledge, have there been any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property in the past?
YES/NO/NS	15.	To the best of your knowledge, has fill dirt been brought onto the property which originated from a contaminated site or which is of an unknown origin?
YES/NO/NS	16.	Are there currently any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal?
YES/NO/NS	17.	To the best of your knowledge, have there been any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal in the past?
YES/NO/NS	18.	Is there currently any visible sign of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property?
YES/NO/NS	19.	To the best of your knowledge, has there been any visible signs of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property in the past?
YES/NO/NS	20.	Is there currently any stained soil or pavement on the property?
YES/NO/NS	21.	To the best of your knowledge, has there been any stained soil or pavement on the property in the past?
YES/NO/NS	22.	Are there currently any above or underground storage tanks located on the property?
YES/NO/NS	23.	To the best of your knowledge, have there been any above or underground storage tanks located on the property in the past?
YES/NO/NS	24.	Are there currently any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property?
YES/NO/NS	25.
To the best of your knowledge, have there been any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property in the past?

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Rail

2

YES/NO/NS	26.	Are there currently any chemical or noxious odors on the property in violation of any environmental laws?
YES/NO/NS	27.	To the best of your knowledge, have there been any chemical or noxious odors on the property in violation of any environmental laws in the past?
YES/NO/NS	28.	If the property is served by a private well or non-public water system, has the Company identified contaminants in the well or system that exceed guidelines applicable to the water system?
YES/NO/NS	29.	To the best of your knowledge, if the property is served by a private well or non-public water system, has the well been designated as contaminated by any government environmental/health agency?
YES/NO/NS	30.	Does the property discharge waste water on or adjacent to the property other than storm water or into a sanitary sewer system?
YES/NO/NS	31.
To the best of your knowledge, have any hazardous substances, wastes or petroleum products, unidentified waste materials, tires, automotive or industrial batteries or any other waste materials been dumped above grade, buried and/or burned on the property in violation of any environmental laws?

YES/NO/NS	32.	Is there a transformer, capacitor, heavy electrical or any hydraulic equipment for which there are any records indicating the presence of PCBs?
YES/NO/NS	33.	To the best of your knowledge, are there currently any asbestos-containing material located in any facility located on the property?
YES/NO/NS	34.	To the best of your knowledge, has there been any asbestos-containing material located in any facility located on the property?
YES/NO/NS	35.	Do you have knowledge of hazardous substances, wastes or petroleum products being previously dumped, burned, buried or otherwise disposed of on the property in violation of any environmental laws?
YES/NO/NS	36.
Do you have any knowledge of environmental liens or governmental notification relating to past or current violations of environmental laws with respect to the property or any facility located on the property?

YES/NO/NS	37.
Do you have knowledge of any release of hazardous substances or petroleum products with respect to the property or any facility located on the property in violation of any environmental laws, or of any report or records pertaining thereto?

YES/NO/NS	38.
Do you have any knowledge of any environmental site assessment or report of the property or any facility located on the property that indicated the presence of hazardous substances or petroleum products on, or contamination of, the property or recommended further assessment of the property?

YES/NO/NS	39.	Do you have knowledge of any past, threatened, or pending

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Rail

3

lawsuits or administrative or regulatory proceedings concerning a release of any hazardous substance or petroleum products involving the property?
YES/NO/NS	40.	Do you have knowledge of any past or present violations of any regulatory permits related to hazardous substances, wastes, wastewater discharge or air emissions with respect to the property?

GOVERNMENT RECORDS/HISTORICAL SOURCES INQUIRY
	41.	To the best of your knowledge, do any of the following Federal government record systems list the Property or any property within the circumference of the area noted below:
YES/NO/NS	·	National Priorities List (NPL) - within 1 mile?
YES/NO/NS	·	Comprehensive Environmental Response Compensation and Liability Information (CERCLIS) List - within ½ mile?
YES/NO/NS	·	Resource Conservation and Recovery Act (RCRA) Notifier List - within 1 mile?

	42.	To the best of your knowledge, do any of the following state record systems list the property within the circumference of the area noted below?
YES/NO/NS	·	List maintained by State environmental agency of hazardous waste sites identified for investigation or remediation that is the state agency equivalent to NPL - within approximately 1 mile?
YES/NO/NS	·	List maintained by State environmental agency of sites identified for investigation or remediation that is the state equivalent to CERCLIS - within ½ mile?
YES/NO/NS	·	Leaking Underground Storage Tank (LUST) List - within ½ mile?
YES/NO/NS	·	Solid Waste/Landfill Facilities - within ½ mile?

 This Questionnaire was completed by:

Name:  John Carver
Title: Vice President
Relationship to the Property:   Lessee
Address:  16 South Pennsylvania Avenue
    Oklahoma City, Oklahoma 73107
Phone:     (405) 235-4546

/John Carver/
Signature

Date  December 2, 2002

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Rail

4

Universal Tech Corporation
Environmental Site Assessment Questionnaire
Hallowell Plant
3600 N.W. 74th
Columbus, Kansas 66725

The following Environmental Site Assessment Questionnaire is being prepared in connection with the proposed sale of certain assets of Universal Tech Corporation (“Company”) to certain affiliates of Energetic Systems Inc., LLC. You have been designated by the Company as the person most likely to have knowledge of the matters described below. Please answer the following questions to your knowledge either “YES,” “NO,” or “NS” if you are not sure as to the answer.

YES/NO/NS	1.	Is the property used for an industrial use?
YES/NO/NS	2.	To the best of your knowledge, is any adjoining property used for an industrial use?
YES/NO/NS	3.	To the best of your knowledge, has the property been used for an industrial use in the past?
YES/NO/NS	4.	To the best of your knowledge, has any adjoining property been used for an industrial use in the past?
YES/NO/NS	5.
Is the property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	6.
To the best of your knowledge, is any adjoining property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	7.
To the best of your knowledge, has the property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	8.
To the best of your knowledge, has any adjoining property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	9.	Is there a maintenance or shop/service area located on the property?
YES/NO/NS	10.	To the best of your knowledge, has there ever been a maintenance or shop/service area located on the property?
YES/NO/NS	11.	Are there currently any damaged or discarded automotive or

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Hallowell Plant

industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	12.
To the best of your knowledge, in the past have there been any damaged or discarded automotive or industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	13.	Are there currently any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property?
YES/NO/NS	14.	To the best of your knowledge, have there been any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property in the past?
YES/NO/NS	15.	To the best of your knowledge, has fill dirt been brought onto the property which originated from a contaminated site or which is of an unknown origin?
YES/NO/NS	16.	Are there currently any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal?
YES/NO/NS	17.	To the best of your knowledge, have there been any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal in the past?
YES/NO/NS	18.	Is there currently any visible sign of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property?
YES/NO/NS	19.	To the best of your knowledge, has there been any visible signs of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property in the past?
YES/NO/NS	20.	Is there currently any stained soil or pavement on the property?
YES/NO/NS	21.	To the best of your knowledge, has there been any stained soil or pavement on the property in the past?
YES/NO/NS	22.	Are there currently any above or underground storage tanks located on the property?
YES/NO/NS	23.	To the best of your knowledge, have there been any above or underground storage tanks located on the property in the past?
YES/NO/NS	24.	Are there currently any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property?
YES/NO/NS	25.
To the best of your knowledge, have there been any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property in the past?

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Hallowell Plant

2

YES/NO/NS	26.	Are there currently any chemical or noxious odors on the property in violation of any environmental laws?
YES/NO/NS	27.	To the best of your knowledge, have there been any chemical or noxious odors on the property in violation of any environmental laws in the past?
YES/NO/NS	28.	If the property is served by a private well or non-public water system, has the Company identified contaminants in the well or system that exceed guidelines applicable to the water system?
YES/NO/NS	29.	To the best of your knowledge, if the property is served by a private well or non-public water system, has the well been designated as contaminated by any government environmental/health agency?
YES/NO/NS	30.	Does the property discharge waste water on or adjacent to the property other than storm water or into a sanitary sewer system?
YES/NO/NS	31.
To the best of your knowledge, have any hazardous substances, wastes or petroleum products, unidentified waste materials, tires, automotive or industrial batteries or any other waste materials been dumped above grade, buried and/or burned on the property in violation of any environmental laws?

YES/NO/NS	32.	Is there a transformer, capacitor, heavy electrical or any hydraulic equipment for which there are any records indicating the presence of PCBs?
YES/NO/NS	33.	To the best of your knowledge, are there currently any asbestos-containing material located in any facility located on the property?
YES/NO/NS	34.	To the best of your knowledge, has there been any asbestos-containing material located in any facility located on the property?
YES/NO/NS	35.	Do you have knowledge of hazardous substances, wastes or petroleum products being previously dumped, burned, buried or otherwise disposed of on the property in violation of any environmental laws?
YES/NO/NS	36.
Do you have any knowledge of environmental liens or governmental notification relating to past or current violations of environmental laws with respect to the property or any facility located on the property?

YES/NO/NS	37.
Do you have knowledge of any release of hazardous substances or petroleum products with respect to the property or any facility located on the property in violation of any environmental laws, or of any report or records pertaining thereto?

YES/NO/NS	38.
Do you have any knowledge of any environmental site assessment or report of the property or any facility located on the property that indicated the presence of hazardous substances or petroleum products on, or contamination of, the property or recommended further assessment of the property?

YES/NO/NS	39.	Do you have knowledge of any past, threatened, or pending

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Hallowell Plant

3

lawsuits or administrative or regulatory proceedings concerning a release of any hazardous substance or petroleum products involving the property?
YES/NO/NS	40.	Do you have knowledge of any past or present violations of any regulatory permits related to hazardous substances, wastes, wastewater discharge or air emissions with respect to the property?
GOVERNMENT RECORDS/HISTORICAL SOURCES INQUIRY
	41.	To the best of your knowledge, do any of the following Federal government record systems list the Property or any property within the circumference of the area noted below:
YES/NO/NS	·	National Priorities List (NPL) - within 1 mile?
YES/NO/NS	·	Comprehensive Environmental Response Compensation and Liability Information (CERCLIS) List - within ½ mile?
YES/NO/NS	·	Resource Conservation and Recovery Act (RCRA) Notifier List - within 1 mile?

	42.	To the best of your knowledge, do any of the following state record systems list the property within the circumference of the area noted below?
YES/NO/NS	·	List maintained by State environmental agency of hazardous waste sites identified for investigation or remediation that is the state agency equivalent to NPL - within approximately 1 mile?
YES/NO/NS	·	List maintained by State environmental agency of sites identified for investigation or remediation that is the state equivalent to CERCLIS - within ½ mile?
YES/NO/NS	·	Leaking Underground Storage Tank (LUST) List - within ½ mile?
YES/NO/NS	·	Solid Waste/Landfill Facilities - within ½ mile?

 This Questionnaire was completed by:

Name:  John Carver
Title: Vice President
Relationship to the Property:   Owner
Address:  16 South Pennsylvania Avenue
    Oklahoma City, Oklahoma 73107
Phone:     (405) 235-4546

/John Carver/
Signature

Date   December 2, 2002

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Hallowell Plant

4

Slurry Explosive Corporation
Environmental Site Assessment Questionnaire
Hwy. 69A & Carbide Road
Pryor, Oklahoma 74361

The following Environmental Site Assessment Questionnaire is being prepared in connection with the proposed sale of certain assets of Slurry Explosive Corporation (“Company”) to certain affiliates of Energetic Systems Inc., LLC. You have been designated by the Company as the person most likely to have knowledge of the matters described below. Please answer the following questions to your knowledge either “YES,” “NO,” or “NS” if you are not sure as to the answer.

YES/NO/NS	1.	Is the property used for an industrial use?
YES/NO/NS	2.	To the best of your knowledge, is any adjoining property used for an industrial use?
YES/NO/NS	3.	To the best of your knowledge, has the property been used for an industrial use in the past?
YES/NO/NS	4.	To the best of your knowledge, has any adjoining property been used for an industrial use in the past?
YES/NO/NS	5.
Is the property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	6.
To the best of your knowledge, is any adjoining property used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility?

YES/NO/NS	7.
To the best of your knowledge, has the property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	8.
To the best of your knowledge, has any adjoining property been used as a gasoline station, motor repair facility, commercial printing facility, dry cleaners, photo developing laboratory, junkyard or landfill, or as a waste treatment, storage, disposal, processing, or recycling facility in the past?

YES/NO/NS	9.	Is there a maintenance or shop/service area located on the property?
YES/NO/NS	10.	To the best of your knowledge, has there ever been a maintenance or shop/service area located on the property?
YES/NO/NS	11.	Are there currently any damaged or discarded automotive or

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Pryor

industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	12.
To the best of your knowledge, in the past have there been any damaged or discarded automotive or industrial batteries, or pesticides, paints, petroleum products, pesticides or other chemicals in individual containers of greater than five gallons in volume or fifty gallons in the aggregate, stored on or used at the property or at the facility located on the property?

YES/NO/NS	13.	Are there currently any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property?
YES/NO/NS	14.	To the best of your knowledge, have there been any industrial drums (typically 55 gallon) or sacks of chemicals located on the property or at the facility located on the property in the past?
YES/NO/NS	15.	To the best of your knowledge, has fill dirt been brought onto the property which originated from a contaminated site or which is of an unknown origin?
YES/NO/NS	16.	Are there currently any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal?
YES/NO/NS	17.	To the best of your knowledge, have there been any sumps, pits, ponds or lagoons located on the property in connection with waste treatment or waste disposal in the past?
YES/NO/NS	18.	Is there currently any visible sign of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property?
YES/NO/NS	19.	To the best of your knowledge, has there been any visible signs of spillage, staining, residues or corrosion, other than by water, in any of the facilities located on the property in the past?
YES/NO/NS	20.	Is there currently any stained soil or pavement on the property?
YES/NO/NS	21.	To the best of your knowledge, has there been any stained soil or pavement on the property in the past?
YES/NO/NS	22.	Are there currently any above or underground storage tanks located on the property?
YES/NO/NS	23.	To the best of your knowledge, have there been any above or underground storage tanks located on the property in the past?
YES/NO/NS	24.	Are there currently any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property?
YES/NO/NS	25.
To the best of your knowledge, have there been any vent pipes, fill pipes or access ways indicating a fill pipe protruding from the ground on the property or adjacent to any structure located on the property in the past?

Environmental Site Assessment Questionnaire
Universal Tech Corporation
Plant Pryor

2

YES/NO/NS	26.	Are there currently any chemical or noxious odors on the property in violation of any environmental laws?
YES/NO/NS	27.	To the best of your knowledge, have there been any chemical or noxious odors on the property in violation of any environmental laws in the past?
YES/NO/NS	28.	If the property is served by a private well or non-public water system, has the Company identified contaminants in the well or system that exceed guidelines applicable to the water system?
YES/NO/NS	29.	To the best of your knowledge, if the property is served by a private well or non-public water system, has the well been designated as contaminated by any government environmental/health agency?
YES/NO/NS	30.	Does the property discharge waste water on or adjacent to the property other than storm water or into a sanitary sewer system?
YES/NO/NS	31.
To the best of your knowledge, have any hazardous substances, wastes or petroleum products, unidentified waste materials, tires, automotive or industrial batteries or any other waste materials been dumped above grade, buried and/or burned on the property in violation of any environmental laws?

YES/NO/NS	32.	Is there a transformer, capacitor, heavy electrical or any hydraulic equipment for which there are any records indicating the presence of PCBs?
YES/NO/NS	33.	To the best of your knowledge, are there currently any asbestos-containing material located in any facility located on the property?
YES/NO/NS	34.	To the best of your knowledge, has there been any asbestos-containing material located in any facility located on the property?
YES/NO/NS	35.	Do you have knowledge of hazardous substances, wastes or petroleum products being previously dumped, burned, buried or otherwise disposed of on the property in violation of any environmental laws?
YES/NO/NS	36.
Do you have any knowledge of environmental liens or governmental notification relating to past or current violations of environmental laws with respect to the property or any facility located on the property?

YES/NO/NS	37.
Do you have knowledge of any release of hazardous substances or petroleum products with respect to the property or any facility located on the property in violation of any environmental laws, or of any report or records pertaining thereto?

YES/NO/NS	38.
Do you have any knowledge of any environmental site assessment or report of the property or any facility located on the property that indicated the presence of hazardous substances or petroleum products on, or contamination of, the property or recommended further assessment of the property?

YES/NO/NS	39.	Do you have knowledge of any past, threatened, or pending

Environmentalj Site Assessment Questionnaire
Universal Tech Corporation
Plant Pryor

3

lawsuits or administrative or regulatory proceedings concerning a release of any hazardous substance or petroleum products involving the property?
YES/NO/NS	40.	Do you have knowledge of any past or present violations of any regulatory permits related to hazardous substances, wastes, wastewater discharge or air emissions with respect to the property?

GOVERNMENT RECORDS/HISTORICAL SOURCES INQUIRY
	41.	To the best of your knowledge, do any of the following Federal government record systems list the Property or any property within the circumference of the area noted below:
YES/NO/NS	·	National Priorities List (NPL) - within 1 mile?
YES/NO/NS	·	Comprehensive Environmental Response Compensation and Liability Information (CERCLIS) List - within ½ mile?
YES/NO/NS	·	Resource Conservation and Recovery Act (RCRA) Notifier List - within 1 mile?

	42.	To the best of your knowledge, do any of the following state record systems list the property within the circumference of the area noted below?
YES/NO/NS	·	List maintained by State environmental agency of hazardous waste sites identified for investigation or remediation that is the state agency equivalent to NPL - within approximately 1 mile?
YES/NO/NS	·	List maintained by State environmental agency of sites identified for investigation or remediation that is the state equivalent to CERCLIS - within ½ mile?
YES/NO/NS	·	Leaking Underground Storage Tank (LUST) List - within ½ mile?
YES/NO/NS	·	Solid Waste/Landfill Facilities - within ½ mile?

 This Questionnaire was completed by:

Name:  John Carver
Title: Vice President
Relationship to the Property:   Owner
Address:  16 South Pennsylvania Avenue
    Oklahoma City, Oklahoma 73107
Phone:     (405) 235-4546

/John Carver/
Signature

Date           December 2, 2002

4

EXHIBIT 8.3

Required Consents

None

EXHIBIT 8.4

Legal Opinion - Buyers

December 6, 2002

LSB Industries Inc.
Slurry Explosive Corporation
Universal Tech Corporation
El Dorado Chemical Company
LSB Chemical Corp.
Prime Financial Corporation
16 S. Pennsylvania Avenue
Oklahoma City, Oklahoma 73106

Gentlemen:

We have acted as special counsel to Energetic Systems Inc., LLC, UTeC Corporation, LLC, SEC Investment Corp. LLC, DetaCorp Inc., LLC and Energetic Properties, LLC (collectively, "Buyers"), in connection with the Asset Purchase Agreement dated December 6, 2002 (the "Agreement"), by and among Buyers and LSB Industries, Inc., Slurry Explosive Corporation, Universal Tech Corporation, El Dorado Chemical Company, LSB Chemical Corp. and Prime Financial Corporation (collectively, “Sellers”). This is the Opinion Letter contemplated by Section 8.4(a) of the Agreement. All capitalized terms used in this Opinion Letter without definition have the respective meanings given to them in the Agreement or the Accord referred to below.

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). Consequently, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the Federal Law of the United States and the Law of the States of Texas.

In basing the opinions set forth herein on "our knowledge" or words of similar import, such words signify that, in the course of our representation of Buyers as described in this Opinion Letter, no facts have come to our attention that would give the attorneys within our firm, who have been directly involved in representing the Buyers in connection with the transactions described in the Agreement, actual knowledge or actual notice that any such opinions or other matters are not accurate. Except as stated in this Opinion Letter, we have not undertaken any investigation or verification of such matters.

Based upon the foregoing, our opinion is as follows:

1.
The Agreement, the Assignment and Assumption Agreement, the Assignment and Assumption of Lease Agreement, the Escrow Agreement, AN Supply Agreement, the Nitric Acid Supply Agreement, the Noncompetition Agreement, the Use and License Agreement, the Transitional Services Agreement and the Orica Noncompetition Letter Agreement (collectively, the “Transaction Agreements”) are enforceable against the Buyers that are parties thereto.

2.
Each Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of its state of organization with corporate power and authority to execute and deliver the Transaction Agreements to which it is a party and consummate the Contemplated Transactions.

3.
Neither the execution and delivery of the Transaction Agreements nor the consummation of the Contemplated Transactions to our knowledge (a) violates any provision of the articles of organization of any Buyer; (b) breaches or constitutes a default (or an event that, with notice or lapse of time or both, would constitute a default) under any agreement or commitment to which Buyer is party, or (c) violates any statute, law, regulation or rule or any judgment, decree or order of any court or Governmental Body applicable to Buyer.

4.
To our knowledge, there is no Proceeding by or before any court or Governmental Body pending or threatened against or involving any Buyer that questions or challenges the validity of the Transaction Agreements or any action taken or to be taken by any Buyer pursuant to the Transaction Agreements or in connection with the Contemplated Transactions.

This Opinion Letter also incorporates by reference the Other Common Texas Qualifications contained in the Report of the Legal Opinions Committee Regarding Legal Opinions in Business Transactions (the "Texas Report") of the Business Law Section of the State Bar of Texas (1992), and this opinion should be read in conjunction with the Texas Report.

Very truly yours,

Jackson Walker L.L.P.

2

Part 2.1(b)

 LEASED TANGIBLE PERSONAL PROPERTY

 Lessor
Description of Equipment
Location

 UTC

 U.S Bancorp Leasing
Energetics Facility & Equipment
Hallowell Manufacturing Plant

 United Leasing
2001 Chevy Pickup
Pruf Plant

 United Leasing
G25E Daewoo Forklift
Pruf Plant

 Sharp Financial
Canon Copier
R&D Lab

 Tipper Tie
(2) Tieing Machines
Pruf Plant

 Tipper Tie
Tieing Machine
Underwater Lab

 Pitney Bowes
Postage Meter
Hallowell Manufacturing Plant

 SEC

 United Leasing
Plastic Tube Filling and Scaling Machine
Hallowell Manufacturing Plant

 Associates Leasing
G20S/LPS Daewoo Forklift
Hallowell Manufacturing Plant

 Associates Leasing
Svadala Hydraulic Track Drill
Pryor, OK

 Citicapital Leasing
Svadala Hydraulic Track Drill
Pryor, OK

 Midwest Leasing
1986 Tempe Reefer Cooling Unit
Hallowell Manufacturing Plant

 United Leasing
1995 International Tractor
Hallowell Manufacturing Plant

 United Leasing
1995 International Tractor
Pryor, OK

 United Leasing
2001 Chevy Silverado Pickup
Hallowell Manufacturing Plant

 United Leasing
1999 Ford F-250 Pickup
Hallowell Manufacturing Plant

 United Leasing
Semi-Tank Trailer
Pryor, OK

 United Leasing
Semi-Tank Trailer
Pryor, OK

 United Leasing
1998 Mack Pumper Truck
Pryor, OK

 RK Black
(2) Lanier Copiers
Oklahoma City, OK

 GE Capital TIP
48 Van Trailers
Hallowell Manufacturing Plant

 Any asset subject to a lease reflected in Part 3.19(a), which Part is incorporated herein by reference.

Part 2.1(k)
INDEMNIFICATION RIGHTS RELATED TO ASSETS/
ASSUMED LIABILITIES

Universal Tech Corporation (“UTeC”) and Slurry Explosive Corporation (“SEC”) are aware of the following indemnification rights held by UTeC or SEC:

1.	Any indemnification rights reflected in the documents referenced in Parts 3.6, 3.7, 3.8(a), 3.8(b), or 3.19(a) (which Parts are incorporated herein by reference).
2.	Those indemnification rights reflected in the following documents (copies of which have been provided to Buyers):
(a)	Real Estate Purchase and Option Agreement, dated February 16, 1999, between SEC and Leon Epler regarding the purchase of two (2) 40 acre tracts at the Hallowell, Kansas facility.
(b)
Asset Purchase Agreement, dated June 1, 1990, by and between Thermex Energy Corporation and UTeC, regarding assets related to UTeC’s R&D Lab, Riverton, Kansas, UTeC’s Underwater Lab, Hallowell, Kansas, and Intellectual Property.

Part 3.1

SELLERS’ JURISDICTION OF INCORPORATION/
QUALIFICATION TO DO BUSINESS

1.	Slurry Explosive Corporation (“SEC”), an Oklahoma corporation, is qualified to do business in the following states:
a.	North Dakota
b.	Kansas
c.	Missouri
d.	New Mexico
e.	Utah

2.	Universal Tech Corporation (“UTeC”), an Oklahoma corporation, is qualified to do business in the State of Kansas.

Part 3.2(b)

ADVERSE EFFECTS OF EXECUTION OF AGREEMENT BY SELLERS

(1)
Pursuant to the transactions contemplated by the Asset Purchase Agreement under which the Disclosure Letter is provided, El Dorado Chemical Company (“EDC”) is to enter into with Buyers the AN Supply Agreement (the “Supply Agreement”).  EDC’s ability to perform under the Supply Agreement requires factual interpretation of the business of Sellers prior to entering into the agreements with Orica USA Inc. of November 1, 2001 (the “Orica Agreements”).  Accordingly there may be adverse effects regarding the above.

(2)
Pursuant to the transactions contemplated by the Asset Purchase Agreement under which the Disclosure Letter is provided, Buyer and either Slurry Explosive Corporation (“SEC”) or Universal Tech Corporation (“UTeC”) are to enter into use and/or license agreements (collectively, the “Use Agreements”) with respect to certain personal property, vehicles and/or equipment which are the subject of pre-existing leases between SEC and/or UTeC and some third party (collectively, the “Third Party Leases”).  The existence of and the obligations of SEC or UTeC under these Use Agreements may not be permitted under certain of the pre-existing Third Party Leases and accordingly there may be adverse effects regarding the above.

(3)
Pursuant to the transactions contemplated by the Asset Purchase Agreement under which the Disclosure Letter is provided, SEC and UTeC are assigning and transferring to Buyers certain Seller Contracts absent the necessary Consents to such assignments and transfers.  The transfer and assignment of such Seller Contracts without the necessary Consent may not be permitted under those Seller Contracts.

(4)
Pursuant to the transactions contemplated by the Asset Purchase Agreement under which the Disclosure Letter is provided, UTeC is assigning and transferring to Buyers UTeC’s rights in the equipment and associated facility known as the “Pruf Plant” in Hallowell, Kansas.  Although neither party can locate the contract between UTeC and Chemical Systems Division of United Technologies Corporation (“CSD”) relating to the possession and use of the Pruf Plant, it is the parties mutual recollection that UTeC can continue to use the Pruf Plant so long as it is being used to process rocket motors, and that in the event the Pruf Plant is not used to process rocket motors, CSD can take possession and remove the Pruf Plant.

Part 3.2(c)

REQUIRED NOTICES AND CONSENTS

Universal Tech Corporation

1.
Lease from PLP Investment, Inc. (assigned to Preston Forest Associates, Ltd.) to Universal Tech Corporation (“UTeC”), dated June 5, 1992, on UTeC’s Dallas office space, as amended on August 30, 1993, March 21, 1996 and August 1, 1998.

2.	Lease and Operating Agreement (With Right of First Refusal and Option to Purchase), dated September 25, 1990, from IRECO Incorporated to UTeC, regarding UTeC’s Underwater Lab, Hallowell, Kansas.
3.
Rights and obligations of UTeC under assignment of Lease Agreement, dated as of April 11, 2001, for seventy monthly payments commencing on October 20, 2001, by and between U.S. Bancorp Leasing & Financial and Slurry Explosive Corporation (“SEC”), regarding certain equipment associated with the Hallowell, Kansas Facility, pursuant to assignment in May 14, 2002 Asset Purchase and Sale Agreement between SEC and UTeC.

4.	Equipment Lease between United Leasing, Inc. and UTeC, commencing March 16, 2000, and continuing for 60 months, regarding G25E Daewoo Forklift.
5.	Equipment Lease between United Leasing, Inc. and UTeC, commencing February 16, 2001, and continuing for 36 months, regarding 2001 Chevy Silverado pickup.
6.	Equipment Lease between Sharp Financial Company and UTeC, commencing August 19, 2002, and continuing for 60 months, regarding Canon copier at R&D Lab, Riverton, Kansas.
7.
Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated May 17, 1999, continuing on a quarterly by quarterly basis until terminated, regarding water cooler at the Pruf Plant, Hallowell, Kansas.

8.
Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated May 1, 1995, continuing on a quarterly by quarterly basis until terminated, regarding water cooler at UTeC’s Underwater Lab, Hallowell, Kansas.

9.	Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated September 27, 1985, continuing on a 6 months by 6 months basis until terminated, regarding water cooler at UTeC’s R&D Lab, Riverton, Kansas.
10.	Lease Agreement between Tipper Tie, a Dover Industries Company, and UTeC, dated June 28, 1995, renewed through June, 2003, regarding two (2) tieing machines at UTeC’s Pruf Plant, Hallowell, Kansas.
11.	Lease Agreement between Tipper Tie, a Dover Industries Company, and UTeC, renewed through January, 2003, regarding a tieing machine at UTeC’s Underwater Lab, Hallowell, Kansas.
12.	Month to month Q.C. Testing Fee Agreement between UTeC and Ireco (now Dyno Nobel, Inc.), dated October 14, 1991, regarding quality control testing by UTeC at UTeC’s Underwater Lab, Hallowell, Kansas.
13.	Testing Fee Agreement between UTeC and Nelson Brothers LLC, dated September 27, 2002, regarding specifically delineated testing by UTeC at UTeC’s Underwater Lab, Hallowell, Kansas.
14.
Irrevocable $178,597.12 (US) Letter of Credit from Banco Ganadero as issuing bank confirmed by Banco Bilbao Vizcaya Argentaria for the benefit of UTeC, issued September 5, 2002, and with expiry date of December 4, 2002, regarding sales to Industria Militar.

15.	Quote from UTeC to Industria Militar for $453,717.51 (US) in sales of raw materials during first half of 2003.
16.	Proprietary Information Disclosure Agreement between SEC and TPL, Inc., dated October 3, 1999, terminating October 3, 2004, regarding each party’s Proprietary Information.
17.	Employment Agreement between UTeC and Oldrich Machacek dated June 5, 1990, terminating upon 60 days notice.
18.
Postage Meter Rental Agreement between UTeC and Pitney Bowes, dated September 23, 2002, continuing for one year, regarding UTeC’s assumption of SEC’s obligations for a postage meter at the Hallowell, Kansas Facility.

19.
Consulting Agreement between UTeC and Pieter de Wit, dated January 1, 1996, as orally amended and extended to December 31, 2002, regarding the providing of consulting services related to demilitarization projects.

20.
Confidentiality Agreement, last signed October 16,2001, and continuing for five (5) years, by and between UTeC and Aliachem a.s., regarding confidential information provided for discussion of the possible sale of a business owned by Aliachem a.s.

2

21.
Mortgage, Assignment of Rents and Security Agreement executed by UTeC in favor of Guggenheim Investment Management, LLC, et al. (“Guggenheim”), dated May 24, 2002, filed June 6, 2002 at 3:15 PM in Book 290 of Mortgages at Pages 217-243 in the office of the Register of Deeds, Cherokee County, Kansas.

22.
Mortgage, Assignment of  Rents and Security Agreement executed by UTeC, in favor of Foothill Capital Corporation (“Foothill”), dated May 24, 2002, filed June 6, 2002 at 3:25 PM in Book 290 of Mortgages at Pages 244-272 in the office of the Register of Deeds, Cherokee County, Kansas.

23.
Mortgage Subordination and Standstill Agreement in favor of Guggenheim, executed by Foothill, Guggenheim and UTeC, filed June 6, 2002 at 3:35 PM in Book 92 of Miscellaneous at Pages 673-686 in the office of the Register of Deeds, Cherokee County, Kansas.

Slurry Explosive Corporation

1.	Lease Agreement between Farmer’s Co-op Association and SEC, dated November 28, 2001, regarding property adjacent to railroad at or near Hallowell, Kansas.
2.
SEC’s rights under Industry Track Lease Agreement between South Kansas and Oklahoma Railroad and El Dorado Chemical Company, dated as of August 1, 1998, regarding railroad track at or near Hallowell, Kansas.

3.
Office Lease Agreement from Nations Bank N.A. (assigned to American Heart Association) to SEC, dated September 15, 1997, regarding SEC’s Portland Plaza, Oklahoma City, Oklahoma administrative office space.

4.
Confidential Rail Transportation Contract between SEC and Union Pacific Railroad Company ,dated effective January 1, 2002, expiring July 31, 2002 but informally continuing, regarding line-haul transportation.

5.
Equipment Lease #8 between United Leasing, Inc. and SEC last signed on December 9, 1999 and commencing on November 15, 1999, and continuing for 60 months, regarding a Plastic Tube Filling and Scaling Machine.

6.	Master Rental Agreement between Associates Leasing, Inc. and SEC, commencing on December 30, 1998, and continuing for 60 months, regarding a new Daewoo Model G20S/LPS.
7.	O.S.P. Program Sales Agreement between American Business Systems and SEC, dated September 25, 1998, and continuing for five years, regarding a copier machine.

3

8.
Standard Uniform Rental Service Agreement between Cintas Corporation and SEC, dated November 16, 2001, and continuing for 60 months with automatic renewals for like periods unless terminated 60 days before end of any term, regarding garment services for employee uniforms.

9.
Equipment Lease between G.W. Van Keppel Company/Associates Leasing, Inc. (assigned to Citicapital Commercial Leasing Corporation) and SEC, commencing September 22, 2000, and continuing 66 months, regarding Svadala hydraulic track drill.

10.	Equipment Lease between Citicapital Commercial Leasing Corporation and SEC, commencing December 28, 2001, and continuing 60 months, regarding Svadala hydraulic track drill.
11.	Equipment Lease #6 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Hallowell, Kansas Facility.
12.	Equipment Lease #7 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Pryor, Oklahoma Facility.
13.
Conditional Sale Agreement between Transport International Tool, Inc. and SEC, dated July 17, 2001, commencing October 1, 2001 and continuing 48 months, regarding the purchase of 49 over-the-road trailers.

14.
Purchase Agreement between General Dynamics Ordinance and Tactical Systems and SEC, dated March 11, 2002, final payment due October 15, 2002, regarding watergel slurry production equipment purchased from Marion, Illinois.

15.	Equipment Lease #1 between United Leasing, Inc. and SEC, commencing February 26, 2001, and continuing 36 months, regarding 2001 Chevy Silverado pickup at Pryor, Oklahoma Facility.
16.	Equipment Lease #10 between United Leasing, Inc. and SEC, commencing January 15, 2002, and continuing 36 months, regarding 1999 Ford F-250 pickup at Hallowell, Kansas Facility.
17.	Equipment Lease #2 between United Leasing, Inc. and SEC, commencing February 15, 1998, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.
18.	Equipment Lease #5 between United Leasing, Inc. and SEC, commencing March 15, 1999, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.

4

19.	Equipment Lease #3 between United Leasing, Inc. and SEC, commencing September 15, 1998, and continuing 60 months, regarding 1998 Mack pumper truck at Pryor, Oklahoma Facility.
20.	Emergency Response Telecommunication Service Agreement between Chem-Tel, Inc. and SEC dated March 25, 1997, renewed through December 31, 2002, regarding 24-hour emergency phone answering services.
21.	Contract Service Agreement between Midwest Leasing Co. and SEC, dated May 2, 1997, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0049, 1995 Kenworth.
22.
Contract Service Agreement between Midwest Leasing Co. and SEC, dated September 18, 1998, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0055, 1999 Peterbilt.

23.	Contract Service Agreement between Midwest Leasing Co. and SEC, dated June 25, 1999, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0058, 2000 Peterbilt.
24.	Contract Service Agreement between Explo-Transport Co. and SEC, dated July 23, 1998, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0053, 1999 Peterbilt.
25.
Contract Service Agreement between Explo-Transport Co. and SEC, dated September 14, 2000, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0059, 2001 Peterbilt.

26.	Contract Service Agreement between Explo-Transport Co. and SEC, dated July 13, 2001, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0060, 2000 Peterbilt.
27.	Lease between R.K. Black, Inc. and SEC, commencing February 23, 1998, and continuing for 60 months, regarding two (2) Lanier copiers for SEC’s Oklahoma City, Oklahoma office.
28.	Rental Agreement between Pitney Bowes, Inc. and SEC, dated April 4, 1989, expired April 4, 1989, but now paid quarterly, in advance, regarding postage meter for SEC’s Oklahoma City, Oklahoma office.
29.	Quarterly (i.e. requires 90 day notice to terminate) Security and/or Patrol Services Agreement dated April 9, 2002, regarding security patrol at Hallowell, Kansas Facility.

5

30.	Quarterly (i.e. requires 90 day notice to terminate) Security and/or Patrol Services Agreement dated April 22, 2002, regarding telephone for security patrol at Hallowell, Kansas Facility.
31.	Cleaning Service Contract between SEC and Safety-Kleen Systems, Inc., dated May 2, 2002, expires May 2, 2003, regarding cleaning/services provided to SEC at Hallowell, Kansas Facility.
32.	Construction Agreement between SEC and Mid Central Contract Services, Inc., dated August 7, 2002, regarding construction efforts at Hallowell, Kansas Facility for $208,721.00.
33.	Service Agreement between SEC and U.S. Cellular dated September 23, 2002, expiring September 23, 2003, for cell phone services at Pryor, Oklahoma Facility.
34.	Pricing Agreement between SEC and Heartland Cement through January 31, 2003, regarding turnkey drilling and blasting services by SEC’s Pryor, Oklahoma Facility.
35.	Pricing Agreement between SEC and Lone Star Industries through January 1, 2003, regarding turnkey drilling and blasting services by SEC’s Pryor, Oklahoma Facility.
36.	Wireless Services Agreement between SEC and AT&T Wireless, expiring April, May (two phones) and December, 2003, regarding four cell phone services at Hallowell, Kansas Facility.
37.
Marketing and Supply Agreement between SEC and Austin Powder Company dated October 5, 1994, terminated as to exclusivity only effective October 5, 1997, but otherwise terminable upon sixty days notice prior to the October 5 automatic annual renewal, regarding Austin Powder Company’s marketing and distributing efforts of watergel products for forest fire fighting and timber boundary demarcation applications.

38.
Confidential Disclosure Agreement between SEC and Boyd J. Wathen (“Wathen”), dated October 8, 2002, with no expiration date, regarding the protection of Wathen’s information and ideas related to explosives/blasting agents which incorporate perchlorate and the formulations and methods of making same.

39.	Agreement between SEC and Oil, Chemical and Atomic Workers International Union, AFL-CIO, Local 5-508, dated March 31, 1997, ending February 5, 1999, regarding terms and conditions of employment.
40.	Last, Best & Final Package Proposal of SEC for Agreement with Paper, Allied Industrial, Chemical and Energy Workers International Union Local 5-508 AFL-

6

CIO, dated February 3, 1999, regarding changes and renewal of March 31, 1997 Agreement reflected above.
41.
Final Offer – SEC’s Final Proposal on “Effects” Related to the Company’s Inability to Continue to Manufacture Explosives because of Loss of License, dated February 13, 2002, amended February 18, 2002, regarding effects on SEC’s inability to manufacture on bargaining unit personnel.

42.
Confidentiality Agreement between SEC and KESCO, Inc. (“KESCO”), dated September 19, 1994, with no expiration date, regarding information received from KESCO for purposes of evaluating the possible acquisition of KESCO by SEC.

43.
Confidentiality Agreement between SEC and Union Espanola de Explosivos, S.A. (“UEE”), dated May 10, 2002, expiring May 10, 2007, regarding SEC’s information provided to UEE for purposes of evaluating the possible acquisition of SEC’s Hallowell, Kansas Facility.

44.
Premium Financing Agreement between SEC and Premier Financing Specialists, Inc., dated effective April 1, 2002, ending January 1, 2003, regarding the premium financing on liability policy from Sorema North America Reins Co.

45.	Workers Compensation monthly insurance premiums to be paid to Berkley Risk, dated April 1, 2002, expiring April 1, 2003, regarding monthly payments for premiums.
46.
Lease Agreement between SEC and Conseco Finance Vendor Services Corporation, dated December 22, 2000, continuing for 24 months, with $1.00 purchase option, regarding computers at SEC’s Oklahoma City, Oklahoma office.

47.	1993 Severance Agreement between LSB and Bill Manion, dated March 26, 1993, expiring March 26, 2003, with automatic three year renewals unless terminated with 60 days notice.
48.	1993 Severance Agreement between LSB and Paul Keeling, dated March 26, 1993, expiring March 26, 2003, with automatic three year renewals unless terminated with 60 days notice.
49.	Trademark Security Agreement between Foothill and SEC, et al., dated April 13, 2001, regarding the pledge of certain trademarks.
50.	Patent Security Agreement between Foothill and SEC, et al., dated April 13, 2001, regarding the pledge of certain patents.

7

Both UTeC and SEC are Parties

1.	Loan and Security Agreement between Foothill and UTeC and SEC, et al., dated April 13, 2001, regarding working capital line of credit (the “Foothill Loan”).
2.	First Amendment to Loan and Security Agreement, dated August 3, 2001, amending the Foothill Loan.
3.	Second Amendment to Loan and Security Agreement, dated May 24, 2002, amending the Foothill.
4.	Lockbox Operating Procedural Agreement between Foothill and UTeC and SEC, et al., dated April 13, 2001, regarding operation of lockbox for receivables.
5.	Securities Purchase Agreement between Guggenheim and UTeC and SEC, et al., dated May 24, 2002, regarding the purchase by Guggenheim of certain Notes (the “Securities Purchase Agreement”).
6.	Guaranty by SEC and UTeC, et al. to Guggenheim, dated May 24, 2002, regarding debt created by Securities Purchase Agreement.
7.	Indenture between ClimaChem, Inc., Bank One, NA, UTeC and SEC, et al., as Guarantors, dated November 26, 1997, regarding the issuance of Senior Notes (the “Indenture”).
8.	Guaranty by UTeC and SEC and other affiliates with respect to the Indenture.

8

Part 3.6

DESCRIPTION OF OWNED REAL PROPERTY

Universal Tech Corporation (“UTeC”) and Slurry Explosive Corporation (“SEC”) are parties to or subject to the following real property deeds and documents effecting title to real property (copies of which have been provided to Buyers):

1.
Corrective Warranty Deed from Slurry Explosive Corporation (“SEC”) to Universal Tech Corporation (“UTeC”) dated May 31, 2002, recorded June 6, 2002 in Book 253, Page 604, regarding Hallowell, Kansas Facility.

2.	Warranty Deed from Thermex Energy Corporation to UTeC, dated February 21, 1992, recorded December 1, 1992 in Book 230, Page 480 (Cherokee County, Kansas), regarding UTeC’s R&D Lab, Riverton, Kansas.
3.	Declaration of Restrictive Covenants, dated January 20, 1993, by and among Allco Chemical Corporation, Chevron U.S.A., Inc., Koch Chemical Company and UTeC, regarding UTeC’s R&D Lab, Riverton, Kansas.
4.
Declaration of Restrictive Covenants Regarding Groundwater, dated November 11, 1999, by and among Inspec USA, Inc., Chevron Chemical Company LLC, Chevron USA Inc., Koch Chemical Company and UTeC, regarding UTeC’s R&D Lab, Riverton, Kansas.

5.
Memorandum Giving Notice of Agreement, last signed May 10, 1999, by and between Inspec USA, Inc., Chevron Chemical Company LLC, Chevron USA Inc., Koch Chemical Company and UTeC, regarding UTeC’s R&D Lab, Riverton, Kansas.

6.
Warranty Deed from James W. Keen and Janice E. Keen to Prime Financial Corporation (“Prime”), dated January 6, 1995, recorded January 9, 1995 in Book 789, Page 459 (Mayes County, Oklahoma), regarding SEC’s Pryor, Oklahoma Facility.

Part 3.7

DESCRIPTION OF LEASED REAL PROPERTY

Universal Tech Corporation (“UTeC”) and Slurry Explosive Corporation (“SEC”) are parties to or subject to the following real property leases and agreements (copies of which have been provided to Buyers):

1.	Industrial Lease from UTeC to SEC, dated May 14, 2002, regarding the Hallowell, Kansas Facility.
2.
Lease from PLP Investment, Inc. (assigned to Preston Forest Associates, Ltd.) to UTeC, dated June 5, 1992, on UTeC’s Dallas office space, as amended on August 30, 1993, March 21, 1996 and August 1, 1998.

3.	Lease and Operating Agreement (With Right of First Refusal and Option to Purchase), dated September 25, 1990, from IRECO Incorporated to UTeC, regarding UTeC’s Underwater Lab, Hallowell, Kansas.
4.	Lease between Prime Financial Corporation and SEC, dated February 15, 1995, regarding SEC’s Pryor, Oklahoma Facility.
5.	Lease Agreement between Farmer’s Co-op Association and SEC, dated November 28, 2001, regarding property adjacent to railroad at or near Hallowell, Kansas.
6.
SEC’s rights under Industry Track Lease Agreement between South Kansas and Oklahoma Railroad and El Dorado Chemical Company, dated as of August 1, 1998, regarding railroad track at or near Hallowell, Kansas.

7.
Office Lease Agreement from Nations Bank N.A. (assigned to American Heart Association) to SEC, dated September 15, 1997, regarding SEC’s Portland Plaza, Oklahoma City, Oklahoma administrative office space.

Part 3.8(a)

REAL ESTATE ENCUMBRANCES
AND
PERMITTED REAL ESTATE ENCUMBRANCES

Universal Tech Corporation (“UTeC”) and Slurry Explosive Corporation (“SEC”) are aware of the following Permitted Real Estate Encumbrances:

1.
Any (i) Encumbrances securing Taxes, assessments and governmental charges not yet due and payable or being contested in good faith, (ii) Encumbrances arising from customary zoning law or ordinance or any similar Legal Requirement, (iii) Encumbrances arising from customary right reserved to any Governmental Authority to regulate the affected property, (iv) as to all Owned Real Property, any Encumbrance (other than Encumbrances securing indebtedness or arising out of the obligation to pay money) which does not and shall not individually or in the aggregate with one or more other Encumbrances interfere with the right or ability to own, use, enjoy or operate the Owned Real Property as it is currently being used or operated, or to convey good, marketable and indefeasible fee simple title to the same (with respect to Owned Property) or materially detract from its value, and (v) any inchoate materialmen’s, mechanic’s, workmen’s, repairmen’s or other like Encumbrances arising in the ordinary course of business.

2.	Any Encumbrances or encroachments reflected in the following title insurance policies (copies of which have been provided to Buyers):

(a)	March 23, 2000 Title Insurance Policy by Chicago Title on East new 40-acre tract at Hallowell, Kansas Facility.

(b)	April 22, 1999 Title Insurance Policy by Chicago Title on West new 40-acre tract at Hallowell, Kansas Facility.

(c)	February 18, 1992 Title Insurance Policy by Chicago Title on Old Hallowell, Kansas Facility.

(d)	December 1, 1992 Title Insurance Policy by Chicago Title on R&D Lab, Riverton, Kansas.

(e)	January 9, 1995 Title Insurance Policy by First American Title on Pryor, Oklahoma Facility.

(f)	June 6, 2002 Title Insurance Policy by Chicago Title on all of Hallowell, Kansas Facility.

3.	Any Encumbrances or encroachments reflected in the following real property surveys (copies of which have been provided to Buyers):

(a)	June 4, 2002 survey (copies attached) by Don Fleury & Associates, of all tracts at Hallowell, Kansas Facility.

(b)	April 1, 1999 survey by Don Fleury & Associates, of two (2) new 40-acre tracts at Hallowell, Kansas Facility.

(c)	August 17, 1997 survey by Don Fluery & Associates, of East new 40-acre tract at Hallowell, Kansas Facility.

(d)	August 29, 1997 survey by Don Fleury & Associates of West new 40-acre tract at Hallowell, Kansas Facility.

(e)	September 29, 1992 survey by Ronald K. Albertini, of old tract at Hallowell, Kansas Facility.

(f)	December 8, 1994 survey by Max A. Woollard, of Pryor, Oklahoma Facility.

4.	Any Encumbrances or encroachments which may be reflected in the document referenced in Part 3.6 or Part 3.7 (which Parts are incorporated herein by reference).

5.	Encumbrances reflected in the following documents referenced in Part 3.19(a) (copies of which have been provided to Buyers as documents referenced in Part 3.19(a)):

(a)
Consent Agreement in The Matter of Pollution at Former Gulf Oil Company Jayhawk Plant, Galena, Kansas, Case No. 98-E-0109, Kansas Department of Health and Environment, last signed June 16, 1999, termination upon KDHE’s notice that the terms have been satisfactorily completed.

(b)
Consent Order entered in The Matter of Pollution at Slurry Explosive Corporation, Hallowell, Kansas, Case No. 02-E-0049, Kansas Department of Health and Environment (“KDHE”), dated April 22, 2002, terminating upon KDHE’s notice that terms have been satisfactorily completed.

(c)	Phase IV Agreement, dated June 16, 1999, by and among Inspec USA, Inc., Chevron Chemical Company LLC, Chevron USA, Inc., Koch Chemical Company and UTeC, regarding UTeC’s R&D Lab, Riverton, Kansas.

2

Part 3.8(b)

NON-REAL ESTATE ENCUMBRANCES
AND PERMITTED NON-REAL ESTATE ENCUMBRANCES

Universal Tech Corporation (“UTeC”) and Slurry Explosive Corporation (“SEC”) are aware of the following Permitted Non-Real Estate Encumbrances:

1.
Any (i) Encumbrances securing Taxes, assessments and governmental charges not yet due and payable or being contested in good faith, and (ii) Encumbrances arising from customary right reserved to any Governmental Authority to regulate the affected property.

2.	Encumbrances reflected in the following documents referenced in Part 3.19(a) (copies of which have been provided to Buyers as documents referenced in Part 3.19(a)):

(a)
Rights and obligations of UTeC under assignment of Lease Agreement, dated as of April 11, 2001, for seventy monthly payments commencing on October 20, 2001, by and between U.S. Bancorp Leasing & Financial and SEC, regarding certain equipment associated with the Hallowell, Kansas Facility, pursuant to assignment in May 14, 2002 Asset Purchase and Sale Agreement in the section of this list entitled “Agreement between SEC and UTeC” below.

(b)
Equipment Lease between G.E. Capital Modular Space and UTeC, dated March 29, 1995, expiring March 29, 1995 but continuing on a month to month basis thereafter, regarding office trailer at Underwater Lab, Hallowell, Kansas.

(c)	Equipment Lease between United Leasing, Inc. and UTeC, commencing March 16, 2000, and continuing for 60 months, regarding G25E Daewoo Forklift.

(d)	Equipment Lease between United Leasing, Inc. and UTeC, commencing February 16, 2001, and continuing for 36 months, regarding 2001 Chevy Silverado pickup.

(e)	Equipment Lease between Sharp Financial Company and UTeC, commencing August 19, 2002, and continuing for 60 months, regarding Canon copier at R&D Lab, Riverton, Kansas.

(f)
Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated May 17, 1999, continuing on a quarterly by quarterly basis until terminated, regarding water cooler at the Pruf Plant, Hallowell, Kansas.

(g)	Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated May 1, 1995, continuing on a quarterly by quarterly basis until terminated, regarding water cooler at UTeC’s Underwater Lab, Hallowell, Kansas.

(h)
Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated September 27, 1985, continuing on a 6 months by 6 months basis until terminated, regarding water cooler at UTeC’s R&D Lab, Riverton, Kansas.

(i)	Lease Agreement between Tipper Tie, a Dover Industries Company, and UTeC, dated June 28, 1995, renewed through June, 2003, regarding two (2) tieing machines at UTeC’s Pruf Plant, Hallowell, Kansas.

(j)	Lease Agreement between Tipper Tie, a Dover Industries Company, and UTeC, renewed through January, 2003, regarding a tieing machine at UTeC’s Underwater Lab, Hallowell, Kansas.

(k)
Technology and Know-How License Agreement between UTeC and Explosivos de Norteamerica S.A. de C.V., dated January 1, 1997, terminating on January 1, 2007, regarding use of UTeC technology and know-how to manufacture and sell product in Mexico on an exclusive basis so long as a 2,000 metric tons per year volume is sustained.

(l)
License and Processing Agreement between SEC and TPL, Inc., dated December 9, 1999, for continuing one year terms until 12 months notice is given, regarding the use of SEC’s Technical Information to produce product solely for SEC.

(m)
Postage Meter Rental Agreement between UTeC and Pitney Bowes, dated September 23, 2002, continuing for one year, regard UTeC’s assumption of SEC’s obligations for a postage meter at the Hallowell, Kansas Facility.

(n)
Equipment Lease #8 between United Leasing, Inc. and SEC last signed on December 9, 1999 and commencing on November 15, 1999, and continuing for 60 months, regarding a Plastic Tube Filling and Scaling Machine.

(o)	Master Rental Agreement between Associates Leasing, Inc. and SEC, commencing on December 30, 1998, and continuing for 60 months, regarding a new Daewoo Model G20S/LPS.

(p)	O.S.P. Program Sales Agreement between American Business Systems and SEC, dated September 25, 1998, and continuing for five years, regarding a copier machine.

(q)	Standard Uniform Rental Service Agreement between Cintas Corporation and SEC, dated November 16, 2001, and continuing for 60 months with automatic

2

renewals for like periods unless terminated 60 days before end of any term, regarding garment services for employee uniforms.

(r)
Equipment Lease between G.W. Van Keppel Company/Associates Leasing, Inc. (assigned to Citicapital Commercial Leasing Corporation) and SEC, commencing September 22, 2000, and continuing 66 months, regarding Svadala hydraulic track drill.

(s)
Equipment Lease between Midwest Leasing Co. and SEC, dated May 6, 2002, and continuing for 12 months (at which time SEC becomes owner), regarding 1986 Tempe Reefer Cooling Unit for Kinepak Plant located at Hallowell, Kansas Facility.

(t)	Equipment Lease between Citicapital Commercial Leasing Corporation and SEC, commencing December 28, 2001, and continuing 60 months, regarding Svadala hydraulic track drill.

(u)	Equipment Lease #6 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Hallowell, Kansas Facility.

(v)	Equipment Lease #7 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Pryor, Oklahoma Facility.

(w)
Conditional Sale Agreement between Transport International Tool, Inc. and SEC, dated July 17, 2001, commencing October 1, 2001 and continuing 48 months, regarding the purchase of 49 over-the-road trailers.

(x)
Purchase Agreement between General Dynamics Ordinance and Tactical Systems and SEC, dated March 11, 2002, final payment due October 15, 2002, regarding watergel slurry production equipment purchased from Marion, Illinois.

(y)	Equipment Lease #1 between United Leasing, Inc. and SEC, commencing February 26, 2001, and continuing 36 months, regarding 2001 Chevy Silverado pickup at Pryor, Oklahoma Facility.

(z)	Equipment Lease #10 between United Leasing, Inc. and SEC, commencing January 15, 2002, and continuing 36 months, regarding 1999 Ford F-250 pickup at Hallowell, Kansas Facility.

(aa)	Equipment Lease #2 between United Leasing, Inc. and SEC, commencing February 15, 1998, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.

3

(bb)	Equipment Lease #5 between United Leasing, Inc. and SEC, commencing March 15, 1999, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.

(cc)	Equipment Lease #3 between United Leasing, Inc. and SEC, commencing September 15, 1998, and continuing 60 months, regarding 1998 Mack pumper truck at Pryor, Oklahoma Facility.

(dd)	Contract Service Agreement between Midwest Leasing Co. and SEC, dated May 2, 1997, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0049, 1995 Kenworth.

(ee)
Contract Service Agreement between Midwest Leasing Co. and SEC, dated September 18, 1998, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0055, 1999 Peterbilt.

(ff)	Contract Service Agreement between Midwest Leasing Co. and SEC, dated June 25, 1999, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0058, 2000 Peterbilt.

(gg)	Contract Service Agreement between Explo-Transport Co. and SEC, dated July 23, 1998, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0053, 1999 Peterbilt.

(hh)
Contract Service Agreement between Explo-Transport Co. and SEC, dated September 14, 2000, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0059, 2001 Peterbilt.

(ii)	Contract Service Agreement between Explo-Transport Co. and SEC, dated July 13, 2001, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0060, 2000 Peterbilt.

(jj)	Lease between R.K. Black, Inc. and SEC, commencing February 23, 1998, and continuing for 60 months, regarding two (2) Lanier copiers for SEC’s Oklahoma City, Oklahoma office.

(kk)	Rental Agreement between Pitney Bowes, Inc. and SEC, dated April 4, 1989, expired April 4, 1989, but now paid quarterly, in advance, regarding postage meter for SEC’s Oklahoma City, Oklahoma office.

(ll)	Construction Agreement between SEC and Mid Central Contract Services, Inc., dated August 7, 2002, regarding construction efforts at Hallowell, Kansas Facility for $208,721.00.

4

(mm)
Non-exclusive License Agreement between SEC and Total Energy Systems Limited (“TES”), dated October 1, 1996, as amended and assigned in that Assignment and Amendment of the Slurry Explosive Corporation License Agreement between SEC, TES and Quantum Explosives Pty. Ltd., dated August 2, 1999, continuing through end of use or breach, regarding use of SEC’s patent rights or technical information to manufacture and sell specific products in plants in Australia, New Zealand, New Guinea, Fiji, Myanmar and Soloman Islands.

(nn)	Asset Sale and Purchase agreement between SEC and ICI Explosives USA, Inc. (“ICI”), dated as of November 30, 2000, regarding SEC’s acquisition of ICI’s Kinepak Business and Kinepak Assets.

(oo)
Lease Agreement between SEC and Conseco Finance Vendor Services Corporation, dated December 22, 2000, continuing for 24 months, with $1.00 purchase option, regarding computers at SEC’s Oklahoma City, Oklahoma office.

(pp)
Stipulation for Compromise Settlement in United States of America v. 1.5 Blasting Agents, et al., Civil Case No. 0201096-WEB, U.S.D.C., District of Kansas dated October, 2002, consenting to the forfeiture of product seized by the ATF.

3.	Encumbrances reflected in the following documents appearing as unlapsed and unterminated liens filed in the following filing offices (copies of which have been provided to Buyers):

(a)	Oklahoma County Clerk, Oklahoma (Oklahoma UCC Central Filing Office and Oklahoma County Filing Office):

(1)
Financing Statement, UCC #0016235, executed by UTeC, in favor of United Leasing (“United”), and assigned to Citizens Bank, filed March 23, 2000 at 2:15 PM in the office of the Oklahoma County Clerk, covering one (1) new Daewoo G25E Forklift, serial #CX-01675.

(2)
Financing Statement, UCC #2002008292631, UTeC as debtor, in favor of Fifth Third Bank, filed June 27, 2002 at 11:40 AM in the office of the Oklahoma County Clerk, as an “in lieu of continuation” for UCC #0016235, filed March 23, 2000 in the office of the Oklahoma County Clerk and UCC #3438884, filed on March 23, 2000 in the office of the Kansas Secretary of State, covering one (1) new Daewoo G25E Forklift, serial #CS-01675.

(3)	Financing Statement, UCC #0052926, executed by SEC, in favor of The G.W. Van Keppel Company (“Keppel”) and assigned to Associates Leasing, Inc. (“Associates”), filed October 3, 2000 at 10:23 AM in the

5

office of the Oklahoma County Clerk, covering one (1) Svedala Model SCH5000CL Hydraulic Track Drill, serial #1Y03Y08.

(4)
Financing Statement, UCC #2001007125725, SEC as debtor, in favor of U.S. Bancorp Leasing & Financial, filed on September 14, 2001 at 1:02 PM in the office of the Oklahoma County Clerk, as an “in lieu of continuation” for UCC #4741112, filed on May 17, 2001 in the office of the Kansas Secretary of State, covering Fillpac model EX2000E Automatic Chub Machine, Jacobson Series IP-241 D Full Circle Hammermill, three (3) Watson-Marlow/Bredel SPX/80 Production Pumps.

(5)
Financing Statement, UCC #2002000896734, SEC as debtor, in favor of CitiCapital Commercial Leasing Corporation, filed on January 18, 2002 at 4:25 PM in the office of the Oklahoma County Clerk, covering one (1) Svedala Model SCH500CL hydraulic self-contained drill, serial #1P03J74.

(6)
Financing Statement, UCC #2002005027523, SEC as debtor, in favor of Keppel, filed on April 22, 2002 at 2:45 PM in the office of the Oklahoma County Clerk, covering one(1) Bobcat 773T, serial #519021354, VK #18359, and one (1) 68” LP Bucket, VK# 17685B.

(7)
Financing Statement, UCC #2002008292530, SEC as debtor, in favor of Fifth Third Bank, filed on June 27, 2002 at 11:39 AM in the office of the Oklahoma County Clerk, as an “in lieu of continuation” for UCC #3034071, filed on November 23, 1999 in the office of the Kansas Secretary of State (collateral unstated).

(b)	Cherokee County Register Of Deeds, Kansas (Cherokee Counting Filing Office):

(1)
Financing Statement, UCC #45115, executed by SEC in favor of United Machinery & Supply Co. Inc. and assigned to Associates, filed on June 4, 1999 at 9:00 AM in the office of the Register of Deeds, Cherokee County, Kansas, covering one (1) Daewoo Forklift Model G2OS/LPS, serial #99-00338.

(c)	Kansas Secretary Of State (Kansas UCC Central Filing Office):

(1)
Financing Statement, UCC #2518985, executed by SEC in favor of United Machinery & Supply Co. Inc. and assigned to Associates, filed on January 4, 1999 in the office of the Kansas Secretary of State, covering one (1) Daewoo Model G20S LPS Forklift, serial #99-00338.

(2)	Financing Statement, UCC #4035911, executed by SEC in favor of Keppel and assigned to Associates, filed on October 2, 2000 in the office

6

of the Kansas Secretary of State, covering one (1) Svedala Model SCH5000CL Hydraulic Track Drill, serial #1Y03Y08.

(3)	Financing Statement, UCC #3034071, executed by SEC in favor of United, filed on November 23, 1999 in the office of the Kansas Secretary of State, covering “Lease 9820010008, Interim Funding”.

(4)	Financing Statement, UCC #3034097, executed by SEC in favor of United, filed on November 23, 1999 in the office of the Kansas Secretary of State, covering “Lease 9820010009, Interim Funding”.

(5)
Financing Statement, UCC #4741112, executed by SEC in favor of U.S. Bancorp Leasing & Financial, filed on May 17, 2001 in the office of the Kansas Secretary of State, covering Fillpac model EX2000E Automatic Chub Machine, Jacobsen Series 1P-241 D Full Circle Hammermill, three (3) Watson-Marlow/Bredel SPX/80 Production Pumps.

(6)
Financing Statement, UCC #3438884, executed by UTeC in favor of United and assigned to Citizens Bank, filed March 23, 2000 in the office of the Kansas Secretary of State, covering one (1) Daewoo G25 E Forklift, serial #CX-01675.

(7)
Financing Statement, UCC #4618278, executed by UTeC in favor of Foothill, filed on April 11, 2001 in the office of the Kansas Secretary of State, covering accounts, books, general intangibles, inventory and monies and proceeds derived therefrom of UTeC.

(8)
Financing Statement, UCC #5338744, UTeC as debtor, in favor of Wells Fargo Financial Leasing, filed on August 30, 2002 in the office of the Kansas Secretary of State, covering one (1) Canon HP-6045 Copier, serial #NGO07037.

7

Part 3.9(a)

ENCROACHMENTS

Universal Tech Corporation (“UTeC”) and Slurry Explosive Corporation (“SEC”) are aware of the following Encroachments:

1.	Those encroachments reflected in following the documents referenced in Part 3.8(a) (copies of which have been provided to Buyer as documents referenced in Part 3.8(a)):

(a)	January 9, 1995 Title Insurance Policy by First American Title on Pryor, Oklahoma Facility.

(b)	June 6, 2002 Title Insurance Policy by Chicago Title on all of Hallowell, Kansas Facility.

(c)	June 4, 2002 survey (copies attached) by Don Fleury & Associates, of all tracts at Hallowell, Kansas Facility.

(d)	September 29, 1992 survey by Ronald K. Albertini, of old tract at Hallowell, Kansas Facility.

(e)	December 8, 1994 survey by Max A. Woollard, of Pryor, Oklahoma Facility.

Part 3.9(b)

TANGIBLE PERSONAL PROPERTY NOT IN POSSESSION OF SELLERS

1.	As of October 31, 2002, to the knowledge of Sellers, the following tangible personal property is located at the following locations:

(a)           Quapaw Company in Drumright, Oklahoma
(1)           8 x 8 x 7 type 2 magazine, SEC001
(2)           ANFO Bin  60 Ton Capacity, No number

(b)           Quapaw Company in Pawnee, Oklahoma
(1)           8 x 8 x 7 type 2 magazine, SEC042

(c)           Tulsa Stone in Tulsa, Oklahoma
(1)           5 x 5 x 5 type 2 magazine, SECP30
(2)           7 x 11 x 7 type 2 magazine, SEC 84

(d)           Oswego Coal in Pleasanton, Kansas
(1)           7 x 11 x 7 type 2 magazine, SEC 036
(2)           5 x 5 x 5 type 2 magazine, SEC 083

(e)           Adrian Rock in Adrian, Missouri
(1)           6 x 4 x 4 type 2 magazine, SEC PO37
(2)           4 x 4 x 4 type 2 magazine , SEC PO38

(f)           Nation Rock in Ft. Scott, Kansas
(1)           8 x 8 x 7 type 2 magazine, no number
(2)           5 x 5 x 5 type 2 magazine, no number

(g)           Benton Country Stone in Gravette, Arkansas
(1)           40 ton ANFO Bin, no number

(h)           Brakefield Equipment in Adair, Oklahoma
(1)           8 x 8 x 7 type 2 magazine, number 18

 (i)           Phoenix Mining in Vinita, Oklahoma
(1)           5 x 5 x 5 type 2 magazine, SEC 27
(2)           8 x 8 x 7 type 2 magazine, SEC P33
(3)           45 Ton ANFO bin, no number

 (j)           Brakefield Propellant Project in WhiteOak, Oklahoma
(1)           Stainless Steel loading bin, no number
(2)           Chevrolet 88 2 ton truck, no title (came with Kinepak acquisition)
(3)           Two (2) type 4 magazine trailers, no numbers
(4)           storage equipment trailer, no number
(5)           Bobcat Loader, rental

(k)    All equipment associated with the process of grinding, preparing and blending located at the General Dynamics watergel slurry production plant in Marion, Illinois, including, without limitation, the following:
(1)   Mixer 15,000 lbs. Cap (Jacketed, variable speed drive, safety monitor/control system)
(2)   Mixer Load Cells
(3)   Helical Screw Feeder (Ammonium Nitrate)
(4)   Helical Screw Feeder (Sodium Nitrate)
(5)   Ammonium Nitrate Silo (60 Ton Cap)
(6)   Sodium Nitrate Silo (60 Ton Cap)
(7)   Packout Tank (Hopper)
(8)   Weight/Charging Fixtures
(9)   Buffer Solution Tank
(10)  Powder (Propellant) Transfer Pump P-100 - Gorman Rupp Pump - Model T3A3-B
(11)   Vibrating Screen S-101-Derrick Corp Model K24-48A-25
(12)   Grinder Feed Tank T-101
(13)   Vibrating Feeder VF-101 - ERIEZ M50A Feeder
(14)   Grinder G-101 - Williams Patent Crusher and Pulverizer Co. Metior #24 Hammer Mill (2000 HP)

2

(15)    Ground Powder (Propellant) Pump P-101 - Gould Centrifugal Pump, Model 3196
(16)   Ground Powder (Propellant) Tank T-102
(17)   Ground Powder (Propellant) Transfer Pump P-102 Gorman Rupp Pump, Model A11125
(18)   Re-Circulating Water (R.W.) Tank T-103
(19)   Re-Circulating Water (R.W.) Pump P-103 Gould Centrifugal Pump, Model 3196
(20)   Water Filter P-101 - Everlift SMS 62-18-2M Duplex Filter
(21)   Filter Water Tank T-104
(22)   Filtered Water Pump P-104 - Gould Centrifugal Pump, Model 3196
(23)   Hydrocone H-101 - Krebs Model V48-10-1734 Cyclone
(24)   Powder (Propellant) Hoppers (Dyno Bins)
(25)   D-Water Pump P-105 - Warren Rupp Model SB1-A Air Operated Diaphragm Pump

2.	As of October 31, 2002, to the knowledge of Sellers, trailers used for offsite storage and transportation are located as follows:

TRAILER
NUMBER	MAKE	LENGTH	YEAR	LOCATION	DATE	SALESMAN	INSPECTED	VIN	COMMENTS

101	AMERICAN	48'	1980	MT. VALLEY-ALLEN,KY	6-Dec-01	SAMPSON		1PM0V0452X83034564	SIDE DOOR
102	MONON	45'	1980	FORT WINGATE,NM (barrels)	14-May-02	MITCHELL	JAN.2002	48944
103	TRAILMOBILE	45'	1978	MT. VALLEY-ALLEN,KY	28-Jun-00	SAMPSON		566230
104	DORSEY	45'	1981	AUSTIN/LITTLE ROCK,AR	28-Oct-02	KEEN	JUN.2002	1DTV12W8BW011312	SIDE DOOR
105	TRAILMOBILE	44'	1973	ORICA/BONNE TERRE,MO	17-Jun-02	MITCHELL	OCT.2001	J92681	SIDE DOOR
106	STRICKLAND	45'	1980	SEC PLANT 5"	29-Oct-02	BURTON	FEB.2002	245506	SIDE DOOR
107	GREAT DANE	45'	1983	EMPTY -PRYOR,OK	12-Sep-02	KEEN		1GRAA9025DB08686879
108	COMET	27'	1977	ENERGETICS EQUIPMENT	16-Sep-02	BOLT	JUL.1998	57720272	PUP
109	COMET	27'	1975	EMPTY PRUF PLANT	5-Aug-02	BURTON	SEPT.2002	57517278	PUP
110	COMET	27'	1979	EMPTY-PRYOR,OK	29-May-02	KEEN		57924377	PUP
111	MILLER	45'	1982	AUSTIN/MIDLOTHIAN,TX	25-Apr-02	KEELING		V-6665	SIDE DOOR
112	FRUEHUAF	48'	1983	SEC/PRYOR,OK	27-Aug-02	KEEN		1H2V04B28EH034240
113	DORSEY	45'	1980	CONEX/BATTLETOWN,KY	18-Jan-02	SAMPSON		151285	SIDE DOOR
114	FRUEHUAF	45'	1981	SHOP- JOPLIN	23-Oct-02	GODDARD	MAY.2002	2V04525BE016411

3

TRAILER
NUMBER	MAKE	LENGTH	YEAR	LOCATION	DATE	SALESMAN	INSPECTED	VIN	COMMENTS

115	DORSEY	45'	1981	DYNO/GARDEN CITY,TX	16-Aug-02	KEELING	JUL.2002	1DTV12W27BA155544	SIDE DOOR
116	BLACK DIAMOND	45'	1981	INTER MTN./VERNAL,UT	18-Sep-02	LOADER	JAN.2002	1BPV2245XBT000073	SIDE DOOR
117	COMET	27'	1975	BRAKEFIELD/BOBCAT	10-Oct-02	KEEN		57517206	PUP
118	GREAT DANE	45'	1983	HERMITAGE-LEBANON,TN	29-Sep-02	SAMPSON	JUN.2002	GRAA9029ES055202	SIDE DOOR
119	COMET	27'	1978	BRAKEFIELD/WHITE OAK,OK	7-Mar-01	KEEN		57822440	PUP
120	COMET	27'	1975	SEC PLANT EMPTY	11-Oct-02	MITCHELL		57517202	PUP
121	TRAILMOBILE	44'	1973	QUAPAW/DRUMRIGHT,OK	25-Sep-02	KEEN	MAR.2001	J92766
122	GREAT DANE	45'	1982	SEC PLANT EMPTY	29-Oct-02	MITCHELL		1GRAA9026CS102618	SLIDER
123	FRUEHUAF	45'	1982	MT. VALLEY/ALLEN,KY	12-Apr-02	SAMPSON		1H2V04522CC004407
124	TRAILMOBILE	45'	1973	AUSTIN/GEORGETOWN,TX	1-Oct-02	KEELING	JUN.2002	J92733
125	TRAILMOBILE	45'	1973	SEC PLANT EMPTY	29-Oct-02	MITCHELL	MAY.2002	J92739	SIDE DOOR
126	TRAILMOBILE	45'	1973	SHOP- JOPLIN	13-Sep-02	GODDARD	MAR.2002	J92688
127	GREAT DANE	45'	1981	SEC PLANT EMPTY	29-Oct-02	MITCHELL	MAY.2002	1GRAAC9022BB086703	SIDE DOOR
128	TRAILMOBILE	45'	1973	SEC PLANT EMPTY	29-Oct-02	MITCHELL	FEB.2002	J92756	SIDE DOOR
129	COMET	27'	1977	SEC PLANT EMPTY	15-Mar-02	MITCHELL	MAR.2001	57720496	PUP
130	TRAILMOBILE	44'	1973	MT. VALLEY/ALLEN,KY	8-Apr-02	SAMPSON		J92690	SIDE DOOR
131	TRAILMOBILE	45'	1973	AUSTIN/MIDLAND,AR	23-May-02	KEEN	AUG.2001	J92701
132	DORSEY	45'	1981	SHOP- JOPLIN	21-Oct-02	GODDARD	OCT.2002	1DTV12W2XBW01140B	SIDE DOOR
133	TRAILMOBILE	45'	1973	ENERGETICS EQUIPMENT	12-Nov-01	BOLT	APR.2001	591706	SIDE DOOR
134	COMET	27'	1975	SEC PLANT-EMPTY	7-Mar-02	MITCHELL	JUN.2000	57517506	PUP
135	COMET	27'	1975	HALLOWELL/3" 430	17-Oct-02	MITCHELL		57517422	PUP
136	FRUEHUAF	48'	1986	SHOP- JOPLIN	26-Jul-02	GODDARD		1H2V04824GE021229
137	FRUEHUAF	44'	1966	INTER MT.WEST-VERNAL,UT	22-Apr-02	LOADER		MEG515003	SIDE DOOR
138	STOUGHTON	48'	1988	APAC-TAHLEQUAH,OK	21-Jun-01	KEEN		1DW1A4523JS5560002	SIDE DOOR
139	MILLER	45'	1981	WESCO/GRANTS,NM	7-Oct-02	LOADER	AUG.2001	N11027	SIDE DOOR
140	GREAT DANE	45'	1975	AUSTIN/CRAWFORD,TX	19-Aug-02	KEELING	APR.2002	71457
141	FRUEHUAF	40'	1968	MT. VALLEY-ALLEN,KY	13-Mar-01	SAMPSON		FW124448
142	UTILITY	45'	1981	SEC/PRYOR,OK	26-Aug-02	KEEN	APR.2001	1UYV52450BC613210

4

TRAILER
NUMBER	MAKE	LENGTH	YEAR	LOCATION	DATE	SALESMAN	INSPECTED	VIN	COMMENTS

143	TRAILMOBILE	45'	1973	WAMPUM-BARKLEY,PA	1-Nov-01	SAMPSON		J92752
144	DORSEY	45'	1981	EMPTY-PRYOR,OK	12-Sep-02	KEEN		1DTV12W238A155508
145	TRAILMOBILE	45'	1973	SEC PLANT EMPTY	29-Oct-02	MITCHELL	AUG.2002	J92744	SIDE DOOR
146	BLACK DIAMOND	45'	1981	AUSTIN/MIDLAND,AR	25-Sep-02	KEEN		593371
147	GREAT DANE	45'	1975	KY.PWDR-MT.VERNON	29-Oct-02	SAMPSON	APR.2002	71956
148	TRAILMOBILE	45'	1979	EMPTY PRUF PLANT	10-Sep-02	BURTON	JUL.2002	T39709	SIDE DOOR
149	TRAILMOBILE	45'	1973	SEC PLANT EMPTY	29-Oct-02	MITCHELL	APR.2002	J92703
150	TRAILMOBILE	45'	1973	SEC PLANT EMPTY	25-Jun-02	MITCHELL	APR.2002	J92734	SIDE DOOR
151	FRUEHUAF	40'	1969	BRAKEFIELD-WHITE OAK,OK	5-Feb-02	KEEN		FWJ340845
152	TRAILMOBILE	45'	1973	M+S/SUSCON,PA	15-Oct-02	SAMPSON	SEPT.2002	J92713
153	TRAILMOBILE	45'	1973	MT. VALLEY-ALLEN,KY	17-May-02	SAMPSON	APR.2002	J92757
154	TRAILMOBILE	44'	1973	AUSTIN-MIDLAND,TX	17-Dec-01	KEELING		J92709	SIDE DOOR
155	STRICKLAND	45'	1970	SHOP- JOPLIN	17-Oct-02	GODDARD	OCT.2002	78372
156	TRAILMOBILE	45'	1973	SHOP- JOPLIN	23-Oct-02	GODDARD		J92748
157	LUFKIN	48'	1984	SHOP- JOPLIN	9-Aug-02	GODDARD	MAR.2002	1L01A4823E1064079
158	FRUEHUAF	40'	1980	MT. VALLEY-ALLEN,KY	1-Nov-01	SAMPSON		HPT025559
159	COMET	27'	1975	QUAPAW-PAWNEE,OK	10-Jul-02	KEEN		57517341	PUP
160	FRUEHUAF	45'	1976	SEC PLANT EMPTY	14-Aug-02	MITCHELL	AUG.2002	CHX229850	SIDE DOOR
161	STRICK		1980	EMPTY PRUF PLANT	16-Sep-02	BURTON	APR.2002	23B113	SIDE DOOR
162	LUFKIN	45'	1981	FT WINGATE,NM	14-Oct-02	MITCHELL	APR.2002	1L01A4529B1059520	SIDE DOOR
163	LUFKIN		1981	SEC PLANT EMPTY	12-Aug-02	MITCHELL	MAY.2002	1L01A4525B1059515	SIDE DOOR
164	FRUEHUAF	40'	1969	AUSTIN/MIDLAND,AR	24-Sep-02	KEEN		FWJ340844
165	LUFKIN	45'	1987	SHOP- JOPLIN	26-Sep-02	GODDARD	OCT.2002	1L01A4529J1077451	SIDE DOOR
166	DORSEY	45'	1980	MT. VALLEY-ALLEN,KY	16-May-02	SAMPSON	DEC.2001	151401
167	BLACK DIAMOND	45'	1981	SHOP- JOPLIN	18-Sep-02	GODDARD	OCT.2002	1BDV22459BT000114
168	FRUEHUAF	45'	1981	SHOP- JOPLIN	3-Oct-02	GODDARD	JUL.2002	1H2V0452XBE019708
169	FRUEHUAF	45'	1981	BRAKEFIELD-WHITE OAK,OK	16-May-02	KEEN	MAR.2002	1H5V04524BM026999
170	FRUEHUAF	45'	1981	DYNO/NOLANVILLE,TX	28-Aug-02	KEELING	APR.2002	1H5V04522BM026998	SIDE DOOR

5

TRAILER
NUMBER	MAKE	LENGTH	YEAR	LOCATION	DATE	SALESMAN	INSPECTED	VIN	COMMENTS

171	FRUEHUAF	45'	1981	MT. VALLEY-ALLEN,KY	13-Sep-01	SAMPSON		1H2V04526BA019549
172	DORSEY	45'	1980	SHOP- JOPLIN	23-Oct-02	GODDARD	AUG.2002	151296	SIDE DOOR
173	LUFKIN	45'	1979	AUSTIN/GEORGETOWN,TX	7-Aug-02	KEELING	JUN.2002	55217
174	FRUEHUAF	45'	1983	SHOP- JOPLIN	21-Aug-02	GODDARD	MAY.2002	1H2V04522DE009497
175	FRUEHUAF	45'	1980	DYNO-EAST KY.	5-Mar-02	SAMPSON		HPT034113
176	FRUEHUAF	48'	1984	DYNO-NEW BLAINE,AR	7-Jun-01	CLANTON		1PT01AAH6F9000208
177	STRICKLAND	48'	1988	WESCO/GRANTS,NM	24-Oct-02	LOADER	MAY.2002	1512E8488J0308420	SIDE DOOR
178	STRICKLAND	48'	1988	AUSTIN-MIDLAND,AR	29-Apr-02	KEEN		1S12E8489KO309207	SIDE DOOR
179	BUDD	48'	1985	M+S/BLUE MTN.	5-Jun-02	SAMPSON	MAY.2002	W923FE16907
180	MONON	48'	1988	AUSTIN/CHICO,TX	22-Oct-02	KEELING	JUL.2002	1NNVA4525JM112714	SIDE DOOR
181	GREAT DANE	45'	1979	AUSTIN/N. LITTLE ROCK,AR	15-Jul-02	KEEN	MAY.2002	97776
182	GREAT DANE	45'	1979	FT.WINGATE/4-1/4 LOAD	9-Sep-02	MITCHELL	JAN.2001	97775	NO TITLE
183	FRUEHUAF	40'	1969	DYNO/GARDEN CITY,TX	17-Oct-02	KEELING	MAY.2002	FWJ340830
184	FRUEHUAF	40'	1969	AUSTIN/DABNEY,TX	13-Aug-02	KEELING	AUG.2002	FWJ340833
185	FRUEHUAF	40'	1968	SHOP- JOPLIN	26-Sep-02	GODDARD	OCT.2002	FWJ340803
186	FRUEHUAF	40'	1969	SHOP- JOPLIN	10-Sep-02	GODDARD	OCT.2002	FWJ340832
187	FRUEHUAF	40'	1969	AUSTIN/MIDLAND,AR	4-Oct-02	KEEN	JUN.2002	FWJ340814
188	FRUEHUAF	40'	1969	SEC PLANT EMPTY	28-Aug-02	MITCHELL	JAN.2002	FWJ340813
189	LUFKIN	45'	1987	SEC PLANT boxes	13-Aug-02	BOLT	DEC.2001	4528H1076172	SIDE DOOR
190	LUFKIN	45'	1987	HERMITAGE/LEBANON,TN	21-Oct-02	SAMPSON	OCT.2002	1L01A4524J1077454
191	LUFKIN	45'	1987	AUSTIN-GAINSVILLE,GA	28-Mar-02	SAMPSON		1L01452XJ1077443
192	LUFKIN	45'	1987	FORT WINGATE,NM	9-Sep-02	MITCHELL	APR.2002	1L01A4521J1077444	SIDE DOOR
193	LUFKIN	45'	1987	AUSTIN/NEW BRAUNFELS,TX	16-Oct-02	KEELING	MAR.2002	1L01A4524H1076176	SIDE DOOR
194	LUFKIN	45'	1986	EMRICK+HILL-MEEKER,CO	10-Apr-02	LOADER		1L01A4526H1073254	SIDE DOOR
195	LUFKIN	45'	1986	WAMPUM-WINDBER,PA	28-Aug-01	SAMPSON		1L01A4528H1073269
196	LUFKIN	45'	1987	EMPTY-PRYOR,OK	29-May-02	KEEN		1L01A4526J1077455
197	LUFKIN	45'	1987	SHOP- JOPLIN	21-Aug-02	GODDARD		1L01A452XJ1077460
198	LUFKIN	45'	1987	AUSTIN/KOSSE,TX	20-Aug-02	KEELING	AUG.2002	1L01A4526J1077441

6

TRAILER
NUMBER	MAKE	LENGTH	YEAR	LOCATION	DATE	SALESMAN	INSPECTED	VIN	COMMENTS

199	FRUEHUAF	40'	1978	DENADEL-GRNWOOD,AR	2-Mar-01	CLANTON		MEZ573001	OUT OF SERVICE
200	FRUEHUAF	40'	1978	EMPTY-PRYOR,OK	18-Mar-02	KEEN		MEZ573002
201	FRUEHUAF	48'	1984	SEC PLANT EMPTY	29-Oct-02	MITCHELL	APR.2002	1H2V04826FH004392
202	VANCO	48'	1984	SEC PLANT EMPTY BARRELS	10-Oct-02	MITCHELL	MAY.2002	1VVV48203E1005296
203	FRUEHUAF	48'	1984	SEC PLANT EMPTY	25-Jun-02	MITCHELL	MAR.2002	1H2V04521EC015980
204	TRAILMOBILE	48'	1988	SEC PLANT EMPTY	25-Jun-02	MITCHELL	APR.2002	1PT011AH6J9009371	96' WIDE
205	TRAILMOBILE	48'	1988	INTER MTN- VERNAL,UT	17-Apr-02	LOADER		1PT011AH4J9009367
206	TRAILMOBILE	48'	1988	AUSTIN/GEORGETOWN,TX	6-Aug-02	KEELING		1PT011AH9J009364
207	TRAILMOBILE	48'	1988	WAMPUM-WINDBER,PA	25-Sep-02	SAMPSON		1PT011AH4J9009370	OUT OF SERVICE
208	TRAILMOBILE	48'	1988	AUSTIN/FINDLAY,OH	18-Jul-02	SAMPSON		1PT011AH8J9009369	96' WIDE/SIDE DOOR
209	TRAILMOBILE	48'	1988	M+S/SUSCON	25-Jun-02	SAMPSON	JUN.2002	1PT011AH2J9009366	96' WIDE
210	TRAILMOBILE	48'	1988	SEC PLANT EMPTY	29-Oct-02	MITCHELL	SEPT.2002	1PT011AH6J9009368	96' WIDE/SIDE DOOR
211	TRAILMOBILE	48'	1988	AUSTIN-MIDLAND,AR	2-May-02	KEEN	JAN.2002	1PT011AH8J9009372	96' WIDE/SIDE DOOR
212	TRAILMOBILE	48'	1988	CALDWELL-HAZARD,KY	3-Jan-01	SAMPSON		1PT011AH7J9009362	OUT OF SERVICE
213	MONON	45	1986	SEC PLANT EMPTY	23-Oct-02	MITCHELL		1NNVA4527HM108710	SIDE DOOR
214	FRUEHUAF	45'	1989	SEC PLANT EMPTY	25-Sep-02	MITCHELL	MAR.2002	1H2V04529JH006610	SIDE DOOR
215	LUFKIN	48'	1987	SEC PLANT EMPTY	29-Oct-02	MITCHELL		1L0UA4523H1076175	SIDE DOOR
216	TRAILMOBILE	48'	1987	KY.PWDR-MT.VERNON	18-Oct-02	SAMPSON	SEPT.2002	1PT02DAH9H9009230	102' WIDE
217	TRAILMOBILE	48'	1987	SEC PLANT EMPTY	14-Aug-02	MITCHELL	AUG.2002	1PT02DAH9H9008983	102' WIDE
218	GREAT DANE	48'	1987	SEC PLANT EMPTY	8-Jul-02	MITCHELL	APR.2002	1GRAA962XHB174307	102' WIDE
219	LUFKIN	48'	1986	SHOP- JOPLIN	5-Sep-02	GODDARD	SEPT.2002	1L01A4822H1074574	102' WIDE
220	GREAT DANE	45'	1994	SHOP- JOPLIN	5-Aug-02	GODDARD	APR.2002	1GRAA9024ES050201	SIDE DOOR/102' WIDE
221	FRUEHUAF	48"	1987	M+S-BLUE MTN.	26-Jul-02	SAMPSON	JAN.2002	1H2V04827JC001852	102' WIDE
222	TRAILMOBILE	48"	1987	SEC PLANT EMPTY	25-Jun-02	MITCHELL	JUN.2002	1PT02DAH9H9004951	102' WIDE
223	TRAILMOBILE	48'	1988	EMPTY-PRYOR,OK	30-May-02	KEEN	FEB.2002	1PT02DAH1H9009142	102' WIDE
224	GREAT DANE	48'	1987	FT WINGATE,NM	7-Oct-02	MITCHELL	AUG.2002	1GRAA9620H8174235	102' WIDE
225	TRAILMOBILE	48'	1987	ENERGETICS EQUIPMENT	3-Dec-01	BOLT	NONE	1PT02DAH0H+I239004949	102' WIDE
226	HOBBS	48'	1986	MT. VALLEY-ALLEN,KY	2-Feb-02	SAMPSON		1H5V04822GM032514	102' WIDE

7

TRAILER
NUMBER	MAKE	LENGTH	YEAR	LOCATION	DATE	SALESMAN	INSPECTED	VIN	COMMENTS

227	TRAILMOBILE	48'	1987	AHLGRIMM-MINERAL POINT,WI	9-Jan-02	CLANTON		1PT02DAH2H9004919	102' WIDE
228	TRAILMOBILE	48'	1986	SEC PLANT EMPTY	29-Oct-02	MITCHELL	OCT.2002	1PT02DAH0H9001291	102' WIDE
229	BUDD	48'	1985	SHOP- JOPLIN	23-Oct-02	GODDARD	OCT.2002	1BK10W921FE216727	102' WIDE
230	STOUGHTON	48'	1986	SEC PLANT EMPTY	29-Oct-02	MITCHELL		1DW1A4827GS507713	102" WIDE
231	MONON	48'	1986	SEC PLANT 5-1/2"	29-Oct-02	BURTON	DEC.2001	1NNVA82XGM107934	102' WIDE
232	FRUEHUAF	48'	1986	MT. VALLEY-ALLEN,KY	9-Jul-00	SAMPSON		1H2V04823GC011206	102' WIDE
233	TRAILMOBILE	48'	1984	AUSTIN-GEORGETOWN,TX	15-May-02	KEELING		1PT02DAH1H9004877	102' WIDE
234	GREAT DANE	48'	1987	AUSTIN/MIDLAND,AR	23-Sep-02	KEEN	MAY.2002	1GRAA9627HB174202	102' WIDE
235	HOBBS	48'	1984	EMPTY PRUF PLANT	24-Oct-02	BURTON	SEPT.2002	1H5V04827GM032508	102' WIDE
236	TRAILMOBILE	48'	1987	MT. VALLEY-ALLEN,KY	30-Jun-00	SAMPSON		1PT02DAH9H9004934	102' WIDE
237	GREAT DANE	48'	1987	BRAKEFIELD/EMPTY BARRELS	10-Oct-02	KEEN	DEC.2001	1GRAA9621HS014512	102' WIDE
238	LUFKIN	48'	1985	WAMURPHY/HELENDALE,CA	11-Oct-02	LOADER	SEPT.2002	1L01A4827F1069707	102' WIDE
239	GREAT DANE	48'	1987	SEC PLANT EMPTY	28-Aug-02	MITCHELL	JUN.2002	1GRAA9629HS014645	102' WIDE
240	GREAT DANE	48'	1986	EMPTY PRUF PLANT	27-Sep-02	BURTON		1GRAA9628GS128005	102' WIDE
241	BUDD	48'	1984	MT. VALLEY-ALLEN,KY	23-Aug-01	SAMPSON		1BK10W928FE214540	102' WIDE
242	TRAILMOBILE	48'	1987	KESCO-BLOUNTVILLE, TN	21-Sep-01	SAMPSON		1PT02DAH1H9004863	102' WIDE
243	FRUEHUAF	48'	1986	A.P.TO BOREN	21-Oct-02	MITCHELL	SEPT.2002	1H2V04820HH003729	102' WIDE
244	FRUEHUAF	48'	1986	AUSTIN/MIDLAND,AR	25-Aug-02	KEEN	MAY.2002	1H2V04821HH003478	SLIDER
245	FRUEHUAF	40'	1969	SHOP- JOPLIN	4-Oct-02	GODDARD	OCT.2002	FWJ340817
246	FRUEHUAF	45'	1980	SHOP- JOPLIN	26-Sep-02	GODDARD	SEPT.2002	FRT004815
247	FRUEHUAF	40'	1969	MT. VALLEY-ALLEN,KY	11-Oct-01	SAMPSON		FWJ340826
248	GREAT DANE	48'	1974	MT. VALLEY-ALLEN,KY	12-Oct-00	SAMPSON		69261
249	FRUEHUAF	48'	1984	SEC PLANT BOXES	26-Sep-02	BOLT		1H2V04822EB010003	OUT OF SERVICE
250	FRUEHUAF	40'	1969	SEC PLANT-boxes/tops	13-Aug-02	BOLT		FWJ340828
251	FRUEHUAF	40'	1977	EMPTY-PRYOR,OK	29-May-02	KEEN		MAY5322126
252	STRICKLAND	45'	1980	WESCO-GALLUP,NM	5-Dec-01	LOADER		24630
253	GREAT DANE	45'	1973	BRIAN JORDAN/ PRO CANS	16-Oct-02	MITCHELL	OCT.2000	56435	SIDE DOOR

8

TRAILER
NUMBER	MAKE	LENGTH	YEAR	LOCATION	DATE	SALESMAN	INSPECTED	VIN	COMMENTS

254	GREAT DANE	45'	1980	INDEPENDENCE/SEC-PRYOR	18-Sep-02	KEEN	AUG.2002	B19415	SIDE DOOR
255	TRAILMOBILE	45'	1985	SHOP- JOPLIN	14-Jul-02	GODDARD		1PT014RH0F9001120
256	TRAILMOBILE	48'	1990	SEC PLANT EMPTY	25-Jun-02	MITCHELL	JUN.2002	1PT024AH4L9010567	96' WIDE
257	TRAILMOBILE	48'	1990	SEC/PRYOR,OK	25-Sep-02	KEEN		1PT024AH6L9010571	96' WIDE
258	TRAILMOBILE	45'	1980	MT. VALLEY-ALLEN,KY	10-Apr-02	SAMPSON		T39835
259	TRAILMOBILE	45'	1978	KY. PWDR-MT. VERNON,KY	16-Sep-02	SAMPSON		597304
260	STRICKLAND	45'	1979	SHOP- JOPLIN	14-Oct-02	GODDARD		229190
261	TRAILMOBILE	48'	1984	TPL/FT.WINGATE,NM	24-Oct-02	MITCHELL	MAY.2001	1PT014RH4E9003628
262	TRAILMOBILE	48'	1985	SHOP- JOPLIN	29-May-02	GODDARD		1PT014RH1F9001112
263	TRAILMOBILE	48'	1985	SHOP- JOPLIN	24-Jun-02	GODDARD		1PT014RH4F9001119	OUT OF SERVICE
264	TRAILMOBILE	48'	1984	MT. VALLEY-ALLEN,KY	28-Jan-02	SAMPSON		1PT014RH1E9003621
265	FRUEHUAF	45'	1974	AUSTIN/MIDLAND,AR	12-Sep-02	KEELING	JUN.2002	MAR437740
266	FRUEHUAF	40'	1975	SHOP- JOPLIN	29-May-02	GODDARD		MAW487331
267	LUFKIN	48'	1988	MT. VALLEY-ALLEN,KY	21-Jan-02	SAMPSON		1L01A4825J1081430
268	FRUEHUAF	48'	1983	BIR.PWDR-BIRMINGHAM,AL	6-Dec-01	SAMPSON		1H5V04B29EM000429
269	LUFKIN	48'	1986	BUCKLEY-GREENWOOD,MO	3-Mar-02	CLANTON		1101A4820G1071879
270	FRUEHUAF	48'	1984	SHOP- JOPLIN	20-Sep-02	GODDARD		1H5V0482XE023119
271	THAYCO	48'	1986	APAC-TALEQUAH,OK	19-Apr-01	KEEN		W922GF001666
272	HOBBS	48'	1984	SEC PLANT EMPTY	25-Jun-02	MITCHELL	FEB.2002	1H5V4820EM023145
273	THEURER	48'	1988	CALDWELL-HAZARD,KY	10-Jan-01	SAMPSON		1TA114827KG213114
274	HOBBS	48'	1984	EMPTY-PRYOR,OK	4-Sep-02	KEEN	APR.2002	1H5V04820EM023131
275	GREAT DANE	48'	1985	SEC PLANT BOXES	26-Sep-02	BOLT		1GRAA9627FS092340	OUT OF SERVICE
276	LUFKIN	48'	1987	DYNO-MIDAM-THORTON,IL		CLANTON		1L01A4825H1075363
277	DORSEY	48'	1982	SEC plant-2 component raw	13-Aug-02	BOLT	FEB.2000	1DTV12W28CA158776
278	MONON	48'	1988	QUAPAW/DRUMRIGHT,OK	10-Jun-02	KEEN	MAR.2002	1NNVA4829JM112386
279	FRUEHUAF	48'	1987	DEDICATED CAMDEN,AR	13-Jun-02	BURTON	JUN.2002	1H2V04828HA010923
280	FRUEHUAF	48'	1988	SEC PLANT EMPTY	15-Oct-02	BOLT			NO TITLE
281	FRUEHUAF	48'	1984	SHOP- JOPLIN	24-Jun-02	GODDARD		1H2V04526EB009358

9

TRAILER
NUMBER	MAKE	LENGTH	YEAR	LOCATION	DATE	SALESMAN	INSPECTED	VIN	COMMENTS

282	MILLER	48'	1989	JACK SEVERS/ITEC	30-Apr-02	MITCHELL		1MLT14525KB249095
283	DORSEY		1988	SEC PLANT EMPTY	31-Oct-02	MITCHELL		1DTV22W23KA186240
284	FRUEHUAF	45'	1988	JACK SEVERS/ITEC	30-Apr-02	MITCHELL		1H2V04520JE021370
285	STOUGHTON	45'	1989	SEC PLANT EMPTY	29-Aug-02	MITCHELL		10W1W4529KS173097
286	FRUEHUAF	45'	1988	SEC PLANT EMPTY	15-Oct-02	BOLT		1H2V04525JE002149
287	STOUGHTON	45'	1989	4-1/2" 600-20 BAGS	19-Sep-02	BOLT		1DW1A4523KS172169
288	STOUGHTON	45'	1990	6" 600-20 BAGS	19-Sep-02	BOLT		1DW1A4524LS661004
289	FRUEHUAF	45'	1988	6-1/2",7",8" 600-20 BAGS	19-Sep-02	BOLT		1H2V04521JA000583
290	DORSEY	45'	1989	SEC PLANT EMPTY	31-Oct-02	MITCHELL		1DTV12W2XKW035238
291	FRUEHUAF	45'	1988	SEC PLANT EMPTY	29-Oct-02	BOLT		1H2V04525JE021395
292	STOUGHTON	45'	1988	ENERGETICS EQUIPMENT	16-Sep-02	BOLT		1DW1A4528JS835024
293	DORSEY	45'	1989	UTeC EQUIPMENT	20-Sep-02	BOLT		1DTV22W0KA186003
294	STOUGHTON	45'	1988	HYDROMITE 415 BAGS	19-Sep-02	BOLT		1DW1A4520JS947168
295	FRUEHUAF	45'	1988	JACK SEVERS/ITEC	30-May-02	MITCHELL		1H2V04525JE002023
296	FRUEHUAF	45'	1988	4"and 4-1/2" 600-20 BAGS	19-Sep-02	BOLT		1H2V04527JA000779
297	DORSEY	45'	1989	PRUF PLANT-STORAGE	11-Jul-02	BURTON		1DTV22W21KA186236
298	STOUGHTON	45'	1988	MT. VALLEY-ALLEN,KY	8-Feb-02	SAMPSON		1DW1A4528JS947788
299	MILLER	45'	1989	800 BAGS	19-Sep-02	BOLT		MAY537555
300	FRUEHUAF	45'	1988	UTC/GAYLORD BOXES	6-Sep-02	BOLT		1H2V04521JA000499
301	DORSEY	45'	1988	SEC PLANT EMPTY	19-Mar-02	BOLT		1DTV12W24JW030535
302	STOUGHTON	45'	1988	5-1/2" 600-20 BAGS	19-Sep-02	BOLT		1DW1A4521JS947566
303	STOUGHTON	45'	1988	MT. VALLEY-ALLEN,KY	4-Dec-01	SAMPSON		1DW1A4522KS173183
304	FRUEHUAF	45'	1988	ORICA AMEX BAGS & PALLETS	15-Apr-02	BOLT		1H2V04521JE021457
305	MILLER	45'	1988	QUAPAW-PAWNEE,OK	10-Dec-01	KEEN		1MLT14529JE186081
306	DORSEY	45'	1988	JACK SEVERS/ITEC	10-May-02	MITCHELL		1DTV12W2XKW033148
307	STOUGHTON	45'	1989	SEC ANFO BAGS & 600 MATS	15-Apr-02	BOLT		1DW1A4523KS172186
308	DORSEY	45'	1988	5"and 5"W/L 600-20 BAGS	19-Sep-02	BOLT		1DTV12W29KW033061

10

TRAILER
NUMBER	MAKE	LENGTH	YEAR	LOCATION	DATE	SALESMAN	INSPECTED	VIN	COMMENTS

309	FRUEHUAF	45'	1988	SEC PLANT EMPTY	28-Mar-02	MITCHELL		1H2V04526JE021258
310	STOUGHTON	45'	1988	SEC PLANT EMPTY	29-Oct-02	MITCHELL		1DW1A4521JS835270
311	MILLER	45'	1989	SEC B.A. TOPS	6-Sep-02	BOLT		1MLT14521KB249255
312	STOUGHTON	45'	1988	PRUF PLANT/ A.P. STORAGE	11-Jun-02	BURTON		1DW1A4521JS947793
313	MILLER	45'	1989	TYPE IV MAGAZINE	20-Mar-02	MITCHELL		1MLT1452XKB249299
314	MILLER	45'	1988	TYPE IV MAGAZINE	20-Mar-02	MITCHELL		1MLT1452XKB249190
315	MILLER	45'	1988	JACK SEVERS/ITEC	3-May-02	MITCHELL		1MLT14524JB186036
316	MONON	45'	1989	SEC PLANT PROPELLANT	29-Oct-02	BOLT	JUN.2002	1NNVA4520KM130900
317	STOUGHTON	45'	1988	JACK SEVERS/ITEC	15-May-02	MITCHELL		1DW1A4525JS947201
318				TYPE IV MAGAZINE	15-Mar-02	MITCHELL		1DW1A4525KS029000
319	DORSEY	45'	1988	JACK SEVERS/ITEC	30-May-02	MITCHELL		1DTV12W24KW033114
320	MILLER	45'	1989	JACK SEVERS/ITEC	9-May-02	MITCHELL		122954
321	MILLER	45'	1988	SEC PLANT EMPTY	19-Mar-02	MITCHELL		IMLT14525JB186031
322	DORSEY	45'	1989	UTC SHOT BAG STORAGE	19-Mar-02	BURTON		1DTV12W26KW035155
323	STOUGHTON	45'	1988	BOX BOTTOMS	6-Sep-02	BOLT		1DW1A4521JS947874
324	FRUEHUAF	45'	1987	ORICA AMEX BAGS	12-Apr-02	BOLT		1H2V0452XJA000811
325	DORSEY	45'	1988	AUSTIN BOX TOPS	6-Sep-02	BOLT		1DTV12W28KW033066
326	STOUGHTON	48'	1989	DYNO BOX TOPS	6-Sep-02	BOLT		1DW1A4522KS173037
327				TYPE IV MAGAZINE	12-Apr-02	MITCHELL		1DTV12W27KW033219
328	STOUGHTON	45'	1988	SEC BOX TOPS	6-Sep-02	BOLT		1DW1A4525KS029238
329	MILLER	44'	1989	ORICA BOX TOPS	6-Sep-02	BOLT		122978

11

Part 3.10

SLURRY EXPLOSIVE CORPORATION
ACCOUNTS RECEIVABLE (AGED TRIAL BALANCE)
as of September 30, 2002

Cusno	Cname	Invno	Type	InvDat	DueDat	Amount	Current	A30to60	A60to90	Over90	Cmpno	Cmpname	RptDate
10	ADAMS EXPLOSIVES	120508	INVOICE	8/06/02	10/05/02	$2,127.00	$0.00	$2,127.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
78	ALASKA PACIFIC POWDER COM	120472	INVOICE	7/31/02	9/29/02	$15,665.06	$0.00	$0.00	$15,665.06	$0.00	254	Slurry Explosive Corp.	9/30/02
78	ALASKA PACIFIC POWDER COM	120502	INVOICE	8/06/02	10/05/02	$15,662.00	$0.00	$15,662.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
78	ALASKA PACIFIC POWDER COM	120512	INVOICE	8/06/02	10/05/02	$313.00	$0.00	$313.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
78	ALASKA PACIFIC POWDER COM	120566	INVOICE	8/20/02	10/19/02	$15,283.06	$0.00	$15,283.06	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
255	ORICA USA, INC.	120670	INVOICE	9/13/02	11/12/02	$461.00	$461.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
262	INTERMOUNTAIN WEST ENERGY	120700	INVOICE	9/20/02	10/20/02	($12,306.00)	($12,306.00)	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
262	INTERMOUNTAIN WEST ENERGY	120701	INVOICE	9/20/02	10/20/02	$11,750.40	$11,750.40	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
275	AUSTIN EXPLOSIVES	120677	INVOICE	9/13/02	10/13/02	$435.00	$435.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
275	AUSTIN EXPLOSIVES	120678	INVOICE	9/13/02	10/13/02	$1,867.00	$1,867.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
280	AUSTIN POWDER CO.	120511	INVOICE	8/06/02	10/05/02	$1,902.00	$0.00	$1,902.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
280	AUSTIN POWDER CO.	120693	INVOICE	9/20/02	11/19/02	$423.00	$423.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
280	AUSTIN POWDER CO.	120710	INVOICE	9/20/02	11/19/02	$1,244.00	$1,244.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
280	AUSTIN POWDER CO.	120729	INVOICE	9/26/02	11/25/02	$647.00	$647.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
280	AUSTIN POWDER CO.	120742	INVOICE	9/30/02	11/29/02	$973.00	$973.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
281	AUSTIN POWDER COMPANY	120499	INVOICE	8/06/02	10/05/02	$9,242.10	$0.00	$9,242.10	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
281	AUSTIN POWDER COMPANY	120521	INVOICE	8/09/02	10/08/02	$10,440.00	$0.00	$10,440.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
281	AUSTIN POWDER COMPANY	120593	INVOICE	8/23/02	10/22/02	$10,440.00	$0.00	$10,440.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
282	AUSTIN POWDER COMPANY	120608	INVOICE	8/28/02	10/27/02	$9,945.00	$0.00	$9,945.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
282	AUSTIN POWDER COMPANY	120661	INVOICE	9/13/02	11/12/02	$9,725.05	$9,725.05	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
285	AUSTIN POWDER COMPANY	120536	INVOICE	8/13/02	10/12/02	$9,242.10	$0.00	$9,242.10	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
285	AUSTIN POWDER COMPANY	120571	INVOICE	8/20/02	10/19/02	$9,648.00	$0.00	$9,648.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
440	BINNS & STEVENS EXPL. INC	120664	INVOICE	9/13/02	10/13/02	$14,967.92	$14,967.92	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
461	BLUE CIRCLE INC	120709	INVOICE	9/20/02	10/20/02	$1,440.00	$1,440.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
495	BRAKEFIELD EQUIPMENT INC	120703	INVOICE	9/20/02	10/20/02	$336.00	$336.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
495	BRAKEFIELD EQUIPMENT INC	120715	INVOICE	9/25/02	10/25/02	$427.00	$427.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
495	BRAKEFIELD EQUIPMENT INC	120718	INVOICE	9/25/02	10/25/02	$5,713.26	$5,713.26	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
495	BRAKEFIELD EQUIPMENT INC	120751	INVOICE	9/30/02	10/30/02	$702.00	$702.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
495	BRAKEFIELD EQUIPMENT INC	120752	INVOICE	9/30/02	10/30/02	$866.80	$866.80	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
495	BRAKEFIELD EQUIPMENT INC	120755	INVOICE	9/30/02	10/30/02	$5,371.90	$5,371.90	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
495	BRAKEFIELD EQUIPMENT INC	120756	INVOICE	9/30/02	10/30/02	$4,792.65	$4,792.65	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
610	BUCKLEY POWDER CO.	120619	INVOICE	8/29/02	9/28/02	$4,524.22	$0.00	$4,524.22	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
610	BUCKLEY POWDER CO.	120620	INVOICE	8/29/02	9/28/02	$4,369.12	$0.00	$4,369.12	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
610	BUCKLEY POWDER CO.	120650	INVOICE	9/06/02	10/06/02	$4,482.00	$4,482.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
610	BUCKLEY POWDER CO.	120667	INVOICE	9/13/02	10/13/02	$4,395.44	$4,395.44	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
610	BUCKLEY POWDER CO.	120690	INVOICE	9/20/02	10/20/02	$4,245.04	$4,245.04	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02

Cusno	Cname	Invno	Type	InvDat	DueDat	Amount	Current	A30to60	A60to90	Over90	Cmpno	Cmpname	RptDate
610	BUCKLEY POWDER CO.	120726	INVOICE	9/26/02	10/26/02	$4,493.20	$4,493.20	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
610	BUCKLEY POWDER CO.	120759	INVOICE	9/30/02	10/30/02	$4,374.76	$4,374.76	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
754	CASH SALES-BINARY	120606	INVOICE	8/27/02	8/27/02	($389.98)	$0.00	($389.98)	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
754	CASH SALES-BINARY	120617	INVOICE	8/29/02	8/29/02	$2,377.34	$0.00	$2,377.34	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
754	CASH SALES-BINARY	120642	INVOICE	8/30/02	8/30/02	$555.45	$0.00	$555.45	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
754	CASH SALES-BINARY	120674	INVOICE	9/13/02	9/13/02	$999.58	$999.58	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
756	CASH SALES-PRYOR OK	120643	INVOICE	9/04/02	9/10/02	$3,648.70	$3,648.70	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
756	CASH SALES-PRYOR OK	120643	CR MEMO	9/10/02	9/10/02	($775.35)	($775.35)	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
756	CASH SALES-PRYOR OK	120746	INVOICE	9/30/02	9/30/02	$433.06	$433.06	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
935	CITY OF WEST PLAINS	120753	INVOICE	9/30/02	10/30/02	$721.00	$721.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
956	CLEMENS COAL COMPANY	106722	INVOICE	2/13/97	3/15/97	$1,539.78	$0.00	$0.00	$0.00	$1,539.78	254	Slurry Explosive Corp.	9/30/02
956	CLEMENS COAL COMPANY	106838	INVOICE	3/10/97	4/09/97	$704.24	$0.00	$0.00	$0.00	$704.24	254	Slurry Explosive Corp.	9/30/02
1071	CONTROLLED ENERGY SERVICE	115140	INVOICE	8/31/00	9/30/00	$2,560.00	$0.00	$0.00	$0.00	$2,560.00	254	Slurry Explosive Corp.	9/30/02
1071	CONTROLLED ENERGY SERVICE	115140	ADJMT	1/10/01	9/30/00	($366.30)	$0.00	$0.00	$0.00	($366.30)	254	Slurry Explosive Corp.	9/30/02
1071	CONTROLLED ENERGY SERVICE	115141	INVOICE	8/31/00	9/30/00	$2,560.00	$0.00	$0.00	$0.00	$2,560.00	254	Slurry Explosive Corp.	9/30/02
1071	CONTROLLED ENERGY SERVICE	115486	INVOICE	10/09/00	11/08/00	$2,638.00	$0.00	$0.00	$0.00	$2,638.00	254	Slurry Explosive Corp.	9/30/02
1445	RIMROCK EXPLOSIVES	120676	INVOICE	9/13/02	10/13/02	$774.00	$774.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1465	DYNO MIDAMERICA - 1465	120666	INVOICE	9/13/02	10/13/02	$17,179.00	$17,179.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1560	ENERGY ENTERPRISES	120740	INVOICE	9/30/02	10/30/02	$2,349.00	$2,349.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120310	INVOICE	6/26/02	8/25/02	$4,028.40	$0.00	$0.00	$0.00	$4,028.40	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120341	INVOICE	6/28/02	8/27/02	$3,906.00	$0.00	$0.00	$0.00	$3,906.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120357	INVOICE	6/28/02	8/27/02	$3,598.20	$0.00	$0.00	$0.00	$3,598.20	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120361	INVOICE	7/03/02	9/01/02	$4,175.10	$0.00	$0.00	$4,175.10	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120362	INVOICE	7/03/02	9/01/02	$4,185.00	$0.00	$0.00	$4,185.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120363	INVOICE	7/03/02	9/01/02	$4,107.60	$0.00	$0.00	$4,107.60	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120364	INVOICE	7/03/02	9/01/02	$3,882.60	$0.00	$0.00	$3,882.60	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120366	INVOICE	7/03/02	9/01/02	$4,032.00	$0.00	$0.00	$4,032.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120431	INVOICE	7/19/02	9/17/02	$3,623.40	$0.00	$0.00	$3,623.40	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120444	INVOICE	7/22/02	9/20/02	$4,066.20	$0.00	$0.00	$4,066.20	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120515	INVOICE	8/06/02	10/05/02	$3,911.40	$0.00	$3,911.40	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120532	INVOICE	8/09/02	10/08/02	$3,956.40	$0.00	$3,956.40	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120578	INVOICE	8/20/02	10/19/02	$3,744.00	$0.00	$3,744.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1566	E.E.I (MO)	120579	INVOICE	8/20/02	10/19/02	$3,718.80	$0.00	$3,718.80	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1650	EXPLOSIVES PRODUCTS	120602	INVOICE	8/27/02	9/28/02	$3,366.00	$0.00	$3,366.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1650	EXPLOSIVES PRODUCTS	120602	CR MEMO	8/29/02	9/28/02	($140.00)	$0.00	($140.00)	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1650	EXPLOSIVES PRODUCTS	120603	INVOICE	8/27/02	9/26/02	$6,329.00	$0.00	$6,329.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1650	EXPLOSIVES PRODUCTS	120672	INVOICE	9/13/02	10/13/02	$6,329.00	$6,329.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1937	GREEN MOUNTAIN EXPLOSIVES	120697	INVOICE	9/20/02	10/20/02	$15,974.78	$15,974.78	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1937	GREEN MOUNTAIN EXPLOSIVES	120705	INVOICE	9/20/02	10/20/02	$15,937.61	$15,937.61	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1940	GREENSBORO MACH & WELDING	120712	INVOICE	9/20/02	10/20/02	$993.65	$993.65	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
1975	HALL EXPLOSIVES, INC.	120722	INVOICE	9/26/02	10/26/02	$4,741.00	$4,741.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2000	HEARTLAND CEMENT CO	120567	INVOICE	8/20/02	9/19/02	$9,970.50	$0.00	$9,970.50	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2000	HEARTLAND CEMENT CO	120655	INVOICE	9/10/02	10/10/02	$6,142.50	$6,142.50	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02

Cusno	Cname	Invno	Type	InvDat	DueDat	Amount	Current	A30to60	A60to90	Over90	Cmpno	Cmpname	RptDate
2000	HEARTLAND CEMENT CO	120707	INVOICE	9/20/02	10/20/02	$13,555.20	$13,555.20	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2000	HEARTLAND CEMENT CO	120760	INVOICE	9/30/02	10/30/02	$432.00	$432.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2025	HERMITAGE EXPLOSIVES CORP	120686	INVOICE	9/17/02	10/17/02	$9,416.00	$9,416.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2025	HERMITAGE EXPLOSIVES CORP	120748	INVOICE	9/30/02	10/30/02	$9,416.00	$9,416.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2045	HILLTOP ENERGY	120669	INVOICE	9/13/02	10/13/02	$6,418.00	$6,418.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2140	HUGHES SUPPLY INC	120711	INVOICE	9/20/02	10/20/02	$125.00	$125.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2225	INTERSTATE TRANS EQ CO	120533	DR MEMO	8/09/02	9/08/02	$487.50	$0.00	$487.50	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2225	INTERSTATE TRANS EQ CO	120750	DR MEMO	9/30/02	10/30/02	$450.00	$450.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2231	DYNO NOBEL INC.	120539	INVOICE	8/13/02	10/12/02	$18,082.76	$0.00	$18,082.76	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2231	DYNO NOBEL INC.	120568	INVOICE	8/20/02	10/19/02	$9,900.00	$0.00	$9,900.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2505	KENTUCKY POWDER COMPANY	120681	INVOICE	9/17/02	10/17/02	$7,120.00	$7,120.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2505	KENTUCKY POWDER COMPANY	120685	INVOICE	9/17/02	10/17/02	$8,148.00	$8,148.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2505	KENTUCKY POWDER COMPANY	120704	INVOICE	9/20/02	10/20/02	$6,258.00	$6,258.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2505	KENTUCKY POWDER COMPANY	120749	INVOICE	9/30/02	10/30/02	$6,258.00	$6,258.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2511	KESCO, INC. (SOUTHEAST)	118457	INVOICE	9/21/01	11/20/01	$47,521.98	$0.00	$0.00	$0.00	$47,521.98	254	Slurry Explosive Corp.	9/30/02
2511	KESCO, INC. (SOUTHEAST)	118457	PAYMENT	1/29/02	11/20/01	($20,000.00)	$0.00	$0.00	$0.00	($20,000.00)	254	Slurry Explosive Corp.	9/30/02
2511	KESCO, INC. (SOUTHEAST)	118457	PAYMENT	2/27/02	11/20/01	($3,000.00)	$0.00	$0.00	$0.00	($3,000.00)	254	Slurry Explosive Corp.	9/30/02
2511	KESCO, INC. (SOUTHEAST)	118457	PAYMENT	4/29/02	11/20/01	($4,521.98)	$0.00	$0.00	$0.00	($4,521.98)	254	Slurry Explosive Corp.	9/30/02
2511	KESCO, INC. (SOUTHEAST)	118457	PAYMENT	5/17/02	11/20/01	($2,000.00)	$0.00	$0.00	$0.00	($2,000.00)	254	Slurry Explosive Corp.	9/30/02
2511	KESCO, INC. (SOUTHEAST)	118457	PAYMENT	7/22/02	11/20/01	($2,000.00)	$0.00	$0.00	$0.00	($2,000.00)	254	Slurry Explosive Corp.	9/30/02
2511	KESCO, INC. (SOUTHEAST)	118457	PAYMENT	8/12/02	11/20/01	($2,000.00)	$0.00	$0.00	$0.00	($2,000.00)	254	Slurry Explosive Corp.	9/30/02
2511	KESCO, INC. (SOUTHEAST)	118457	PAYMENT	8/23/02	11/20/01	($1,000.00)	$0.00	$0.00	$0.00	($1,000.00)	254	Slurry Explosive Corp.	9/30/02
2511	KESCO, INC. (SOUTHEAST)	118457	PAYMENT	8/30/02	11/20/01	($1,000.00)	$0.00	$0.00	$0.00	($1,000.00)	254	Slurry Explosive Corp.	9/30/02
2750	LONE STAR INDUSTRIES	120654	INVOICE	9/10/02	10/10/02	$4,203.21	$4,203.21	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2750	LONE STAR INDUSTRIES	120665	INVOICE	9/13/02	10/13/02	$5,837.04	$5,837.04	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2750	LONE STAR INDUSTRIES	120695	INVOICE	9/20/02	10/20/02	$3,891.36	$3,891.36	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2750	LONE STAR INDUSTRIES	120696	INVOICE	9/20/02	10/20/02	$6,098.40	$6,098.40	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2750	LONE STAR INDUSTRIES	120717	INVOICE	9/25/02	10/25/02	$3,081.90	$3,081.90	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2750	LONE STAR INDUSTRIES	120745	INVOICE	9/30/02	10/30/02	$11,764.83	$11,764.83	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2750	LONE STAR INDUSTRIES	120761	INVOICE	9/30/02	10/30/02	$6,541.59	$6,541.59	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	120645	INVOICE	9/04/02	10/19/02	$9,682.20	$9,682.20	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	120646	INVOICE	9/04/02	10/19/02	$9,680.00	$9,680.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	120687	INVOICE	9/17/02	11/01/02	$9,680.00	$9,680.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	120688	INVOICE	9/17/02	11/01/02	$9,682.20	$9,682.20	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	120698	INVOICE	9/20/02	11/04/02	$9,680.00	$9,680.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	120699	INVOICE	9/20/02	11/04/02	$10,419.08	$10,419.08	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	120702	INVOICE	9/20/02	11/04/02	$9,682.20	$9,682.20	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	120706	INVOICE	9/20/02	11/04/02	$9,678.90	$9,678.90	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	16122	CHGBACK	9/30/02	11/14/02	$23.10	$23.10	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	120747	INVOICE	9/30/02	11/14/02	$10,668.00	$10,668.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2820	MAURER & SCOTT INC	120754	INVOICE	9/30/02	11/14/02	$9,682.20	$9,682.20	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
2995	INDEPENDENT SALT COMPANY	120719	INVOICE	9/26/02	10/26/02	$21,721.20	$21,721.20	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3085	NELSON BROTHERS, LLC	120692	INVOICE	9/20/02	10/20/02	$1,971.75	$1,971.75	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02

Cusno	Cname	Invno	Type	InvDat	DueDat	Amount	Current	A30to60	A60to90	Over90	Cmpno	Cmpname	RptDate
3090	NELSON BROTHERS QUARRY	120587	INVOICE	8/23/02	9/22/02	($216.00)	$0.00	($216.00)	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3160	NORTH AMERICAN IND. SERV	120675	INVOICE	9/13/02	10/13/02	$6,477.78	$6,477.78	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3160	NORTH AMERICAN IND. SERV	120730	INVOICE	9/26/02	10/26/02	$422.30	$422.30	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3160	NORTH AMERICAN IND. SERV	120741	INVOICE	9/30/02	10/30/02	$324.50	$324.50	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3160	NORTH AMERICAN IND. SERV	120744	INVOICE	9/30/02	10/30/02	$6,477.78	$6,477.78	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3166	NORTH COUNTRY EXPLOSIVES	120493	INVOICE	7/31/02	8/30/02	$7,236.41	$0.00	$0.00	$7,236.41	$0.00	254	Slurry Explosive Corp.	9/30/02
3166	NORTH COUNTRY EXPLOSIVES	120493	PAYMENT	9/20/02	8/30/02	($6,763.00)	$0.00	$0.00	($6,763.00)	$0.00	254	Slurry Explosive Corp.	9/30/02
3181	OMNI DISTRIBUTING INC	120166	INVOICE	5/24/02	6/23/02	$10,954.30	$0.00	$0.00	$0.00	$10,954.30	254	Slurry Explosive Corp.	9/30/02
3359	PHOENIX MINING COMPANY	120629	INVOICE	8/29/02	9/28/02	$4,783.60	$0.00	$4,783.60	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3410	PRYOR STONE INC	120648	INVOICE	9/06/02	10/06/02	$1,735.96	$1,735.96	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3410	PRYOR STONE INC	120662	INVOICE	9/13/02	10/13/02	$983.29	$983.29	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3410	PRYOR STONE INC	120689	INVOICE	9/17/02	10/17/02	$2,409.46	$2,409.46	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3410	PRYOR STONE INC	120714	INVOICE	9/25/02	10/25/02	$515.35	$515.35	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3410	PRYOR STONE INC	120758	INVOICE	9/30/02	10/30/02	$3,413.70	$3,413.70	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3450	QUAPAW	120653	INVOICE	9/10/02	11/09/02	$5,109.07	$5,109.07	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3450	QUAPAW	120682	INVOICE	9/17/02	11/16/02	$13,055.63	$13,055.63	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3450	QUAPAW	120684	INVOICE	9/17/02	11/16/02	$1,226.44	$1,226.44	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3450	QUAPAW	120708	INVOICE	9/20/02	11/19/02	$202.75	$202.75	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3450	QUAPAW	120720	INVOICE	9/26/02	11/25/02	$17,091.00	$17,091.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3450	QUAPAW	120724	INVOICE	9/26/02	11/25/02	$10,403.14	$10,403.14	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3599	RICHARDSON WELL DRLG	120680	INVOICE	9/17/02	10/17/02	$936.78	$936.78	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3675	RONCO CONSULTING CORP	119510	INVOICE	1/24/02	2/23/02	$81.00	$0.00	$0.00	$0.00	$81.00	254	Slurry Explosive Corp.	9/30/02
3675	RONCO CONSULTING CORP	119511	INVOICE	1/24/02	2/23/02	$81.00	$0.00	$0.00	$0.00	$81.00	254	Slurry Explosive Corp.	9/30/02
3675	RONCO CONSULTING CORP	119595	INVOICE	2/08/02	3/10/02	$1,716.00	$0.00	$0.00	$0.00	$1,716.00	254	Slurry Explosive Corp.	9/30/02
3675	RONCO CONSULTING CORP	119663	INVOICE	2/22/02	3/24/02	($4,974.00)	$0.00	$0.00	$0.00	($4,974.00)	254	Slurry Explosive Corp.	9/30/02
3675	RONCO CONSULTING CORP	119955	INVOICE	4/17/02	5/17/02	$81.00	$0.00	$0.00	$0.00	$81.00	254	Slurry Explosive Corp.	9/30/02
3810	DYNO EAST KENTUCKY INC	120171	INVOICE	5/24/02	8/30/02	$10,440.00	$0.00	$0.00	$0.00	$10,440.00	254	Slurry Explosive Corp.	9/30/02
3810	DYNO EAST KENTUCKY INC	120171	CR MEMO	5/31/02	8/30/02	($185.60)	$0.00	$0.00	$0.00	($185.60)	254	Slurry Explosive Corp.	9/30/02
3810	DYNO EAST KENTUCKY INC	120171	CR MEMO	6/07/02	8/30/02	($185.60)	$0.00	$0.00	$0.00	($185.60)	254	Slurry Explosive Corp.	9/30/02
3810	DYNO EAST KENTUCKY INC	120171	DR MEMO	7/01/02	8/30/02	$185.60	$0.00	$0.00	$0.00	$185.60	254	Slurry Explosive Corp.	9/30/02
3810	DYNO EAST KENTUCKY INC	120171	PAYMENT	9/24/02	8/30/02	($10,440.00)	$0.00	$0.00	$0.00	($10,440.00)	254	Slurry Explosive Corp.	9/30/02
3810	DYNO EAST KENTUCKY INC	29222	CHGBACK	9/24/02	11/23/02	$278.40	$278.40	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3810	DYNO EAST KENTUCKY INC	120723	INVOICE	9/26/02	11/25/02	$1,686.40	$1,686.40	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3870	AUSTIN POWDER COMPANY	120471	INVOICE	7/31/02	9/29/02	$9,452.10	$0.00	$0.00	$9,452.10	$0.00	254	Slurry Explosive Corp.	9/30/02
3870	AUSTIN POWDER COMPANY	120474	INVOICE	7/31/02	9/29/02	$10,440.00	$0.00	$0.00	$10,440.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3870	AUSTIN POWDER COMPANY	120503	INVOICE	8/06/02	10/05/02	$9,450.00	$0.00	$9,450.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3870	AUSTIN POWDER COMPANY	120589	INVOICE	8/23/02	10/22/02	$9,452.10	$0.00	$9,452.10	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3870	AUSTIN POWDER COMPANY	120600	INVOICE	8/27/02	10/26/02	$10,440.00	$0.00	$10,440.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3870	AUSTIN POWDER COMPANY	120601	INVOICE	8/27/02	10/26/02	$9,450.00	$0.00	$9,450.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3870	AUSTIN POWDER COMPANY	120683	INVOICE	9/17/02	11/16/02	$10,440.00	$10,440.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3870	AUSTIN POWDER COMPANY	120716	INVOICE	9/25/02	11/24/02	$9,450.00	$9,450.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3870	AUSTIN POWDER COMPANY	120725	INVOICE	9/26/02	11/25/02	$9,452.10	$9,452.10	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3870	AUSTIN POWDER COMPANY	120728	INVOICE	9/26/02	11/25/02	$1,690.00	$1,690.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02

Cusno	Cname	Invno	Type	InvDat	DueDat	Amount	Current	A30to60	A60to90	Over90	Cmpno	Cmpname	RptDate
3882	HEARTLAND RURAL ELEC COOP	120691	INVOICE	9/20/02	10/20/02	$410.00	$410.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3887	PETE SAMS DBA SAMS EXPLOS	120412	INVOICE	7/16/02	8/15/02	$397.97	$0.00	$0.00	$397.97	$0.00	254	Slurry Explosive Corp.	9/30/02
3887	PETE SAMS DBA SAMS EXPLOS	120522	INVOICE	8/09/02	9/08/02	$7,120.94	$0.00	$7,120.94	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3887	PETE SAMS DBA SAMS EXPLOS	120565	INVOICE	8/20/02	9/19/02	$5,783.79	$0.00	$5,783.79	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3887	PETE SAMS DBA SAMS EXPLOS	120639	INVOICE	8/30/02	9/29/02	$5,669.52	$0.00	$5,669.52	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3887	PETE SAMS DBA SAMS EXPLOS	120658	INVOICE	9/13/02	10/13/02	$5,914.23	$5,914.23	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
3887	PETE SAMS DBA SAMS EXPLOS	120757	INVOICE	9/30/02	10/30/02	$5,723.90	$5,723.90	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4079	ST LAWRENCE EXPLOSIVES	120721	INVOICE	9/26/02	10/26/02	$7,939.82	$7,939.82	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4125	DYNO NOBEL MIDAMERICA	120574	INVOICE	8/20/02	10/19/02	$9,902.20	$0.00	$9,902.20	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4125	DYNO NOBEL MIDAMERICA	120630	INVOICE	8/29/02	10/28/02	$9,900.00	$0.00	$9,900.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4125	DYNO NOBEL MIDAMERICA	120657	INVOICE	9/10/02	11/09/02	$10,395.00	$10,395.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4395	TPL INC.	119614	INVOICE	2/12/02	9/20/02	$23,714.56	$0.00	$0.00	$0.00	$23,714.56	254	Slurry Explosive Corp.	9/30/02
4395	TPL INC.	119614	CR MEMO	7/22/02	9/20/02	($11,783.80)	$0.00	$0.00	$0.00	($11,783.80)	254	Slurry Explosive Corp.	9/30/02
4395	TPL INC.	119662	INVOICE	2/22/02	9/20/02	$1,386.62	$0.00	$0.00	$0.00	$1,386.62	254	Slurry Explosive Corp.	9/30/02
4395	TPL INC.	119662	CR MEMO	7/22/02	9/20/02	($496.50)	$0.00	$0.00	$0.00	($496.50)	254	Slurry Explosive Corp.	9/30/02
4395	TPL INC.	119851	INVOICE	3/28/02	5/27/02	$24,811.92	$0.00	$0.00	$0.00	$24,811.92	254	Slurry Explosive Corp.	9/30/02
4395	TPL INC.	119928	INVOICE	4/12/02	6/11/02	$19,673.85	$0.00	$0.00	$0.00	$19,673.85	254	Slurry Explosive Corp.	9/30/02
4395	TPL INC.	120194	INVOICE	5/30/02	7/29/02	$2,001.90	$0.00	$0.00	$0.00	$2,001.90	254	Slurry Explosive Corp.	9/30/02
4395	TPL INC.	120443	INVOICE	7/22/02	9/20/02	$786.50	$0.00	$0.00	$786.50	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120594	INVOICE	8/23/02	9/22/02	$3,850.50	$0.00	$3,850.50	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120595	INVOICE	8/23/02	9/22/02	$3,150.10	$0.00	$3,150.10	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120596	INVOICE	8/23/02	9/22/02	$5,888.00	$0.00	$5,888.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120597	INVOICE	8/23/02	9/22/02	$6,000.64	$0.00	$6,000.64	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120604	INVOICE	8/27/02	9/26/02	$5,380.31	$0.00	$5,380.31	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120607	INVOICE	8/27/02	9/26/02	$4,221.10	$0.00	$4,221.10	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120611	INVOICE	8/28/02	9/27/02	$5,939.20	$0.00	$5,939.20	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120612	INVOICE	8/28/02	9/27/02	$4,156.97	$0.00	$4,156.97	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120615	INVOICE	8/29/02	9/28/02	$4,867.20	$0.00	$4,867.20	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120616	INVOICE	8/29/02	9/28/02	$5,875.20	$0.00	$5,875.20	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120621	INVOICE	8/29/02	9/28/02	$4,377.50	$0.00	$4,377.50	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4521	UNIVERSAL TECH CORPORATIO	120652	INVOICE	9/10/02	10/10/02	$5,859.43	$5,859.43	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4590	W. A. Murphy Inc.	120656	INVOICE	9/10/02	10/10/02	$13,729.20	$13,729.20	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4590	W. A. Murphy Inc.	120668	INVOICE	9/13/02	10/13/02	$4,227.00	$4,227.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4636	WAMPUM HARDWARE COMPANY	120659	INVOICE	9/13/02	10/13/02	$11,550.00	$11,550.00	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4694	WESCO, INC.	120627	INVOICE	8/29/02	9/28/02	$3,198.12	$0.00	$3,198.12	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4694	WESCO, INC.	120649	INVOICE	9/06/02	10/06/02	$6,747.30	$6,747.30	$0.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
4798	WORKIZER WORK PROD, INC.	120507	INVOICE	8/06/02	9/05/02	$455.00	$0.00	$455.00	$0.00	$0.00	254	Slurry Explosive Corp.	9/30/02
						$1,028,438.29	$554,818.02	$308,102.76	$65,286.94	$100,230.57

Part 3.15(a)

EMPLOYEE PLANS

Slurry Explosive Corporation and Universal Tech Corporation contribute to the following Employee Benefit Plans (copies of which have been provided to Buyers):

1.	LSB Industries, Inc. and Designated Subsidiaries Medical, Dental, Vision and Behavioral Health Plan.

2.	LSB Industries, Inc. and Designated Subsidiaries Savings Incentive Plan (401k).

3.	LSB Industries, Inc. and Designated Subsidiaries Flexible Spending Account (Section 125 Cafeteria Plan).

4.	LSB Industries, Inc. and Designated Subsidiaries Base Life Insurance Plan.

5.	LSB Industries, Inc. and Designated Subsidiaries Voluntary Life Insurance Plan.

6.	LSB Industries, Inc. and Designated Subsidiaries Long Term Disability Base Plan.

7.	LSB Industries, Inc. and Designated Subsidiaries Long Term Disability Supplemental Plan.

8.	LSB Industries, Inc. and Designated Subsidiaries Short Term Disability/Weekly Income Benefit Plan.

9.	LSB Industries, Inc. and Designated Subsidiaries Employee Assistance Program.

ERISA affiliates include the following companies:

ACP International Limited
Cherokee Nitrogen Company
ClimaChem, Inc.
ClimaCool Corp.
Climate Master International Limited
Climate Master, Inc.
Climate Mate, Inc.
ClimateCraft Technologies, Inc.
ClimateCraft, Inc.
Clipmate Corporation
Crystal City Nitrogen Company
DSN Corporation
El Dorado Acid, L.L.C.

El Dorado Acid II, L.L.C.
El Dorado Chemical Company
El Dorado Nitric Company
El Dorado Nitrogen, L.P.
Hercules Energy Mfg. Corporation
International Environmental Corporation
Koax Corp.
L&S Automotive Technologies, Inc.
LSA Technologies Inc.
LSB Australia Pty. Ltd.
LSB Chemical Corp.
LSB Holdings, Inc.
LSB-Europa Limited
Northwest Capital Corporation
Northwest Financial Corporation
Prime Financial Corporation
Prime Holdings Corporation
Pryor Plant Chemical Company
Slurry Explosive Corporation
Summit Machine Tool Inc. Corp.
Summit Machine Tool Manufacturing Corp.
Summit Machinery Company
The Climate Control Group, Inc.
The Environmental Group International Limited
The Environmental Group, Inc.
ThermalClime, Inc.
Tower Land Development Corp.
TRISON Construction, Inc.
Universal Tech Corporation

2

Part 3.16(a)

EXCEPTIONS TO COMPLIANCE WITH LEGAL REQUIREMENTS

Due to certain alleged violations of explosives storage and related regulations, in February 2002, the government regulator of explosives companies, the Bureau of Alcohol, Tobacco and Firearms (“BATF”), issued an order revoking the manufacturing license of Slurry Explosive Corporation (“SEC”) for its Hallowell Facility to produce certain explosives products and confiscated certain high explosives inventory.  The license revocation order was upheld by an administrative law judge after an administrative trial.  SEC and LSB is currently reviewing its legal alternatives regarding the license revocation.  In addition, SEC and LSB received a grand jury subpoena from the U.S. Attorney's office of Wichita, Kansas requesting business records of SEC.  SEC has complied with such subpoena.  On December 2, 2002, SEC and LSB received two additional Subpoenas from the U.S. Attorney’s office of Wichita, Kansas seeking additional business records of SEC.  SEC and LSB will coordinate with the U.S. Attorney’s office concerning their timely compliance with these subpoenas.

UTeC filed an application with the BATF to obtain a manufacturing license for the Hallowell Facility.  On September 30, 2002, Universal Tech Corporation (“UTeC”) obtained from the BATF the license to manufacture explosives at the Hallowell Facility.

As a result of a review by the BATF of SEC’s Pryor, Oklahoma facility on November 26, 2002, it was brought to SEC’s attention that BATF considered surrounding, offsite buildings to be inhabited dwellings which would substantially reduce allowable storage quantities for explosives and blasting agents at the facility from the approved storage quantities allowed as a result of the BATF’s inspection of the unchanged site conditions in July, 2002.  On November 26, 2002, SEC reduced the on-site storage quantities so as to comply with the new requirements.

See also those matters disclosed in Part 3.17(a).

Part 3.16(b)

GOVERNMENTAL AUTHORIZATIONS; EXCEPTIONS TO COMPLIANCE

A.	The following is a list of Governmental Authorizations that are held by Slurry Explosive Corporation (“SEC”) (copies of which have been provided to Buyers):
1.	Bureau of Alcohol, Tobacco and Firearms (“BATF”) Explosives Licenses:
a.
Oklahoma City, Oklahoma - No license has been issued to-date.  Status:  SEC applied for a license in April, 2002.  The BATF completed an inspection of the site, and the application is in the BATF regional office in Dallas, Texas for further review and final determination.

b.
Web City, Missouri - License #5-MO-050-20-2D-0414.  License type:  Manufacture of High Explosives.  SEC submitted a renewal application to the BATF in March, 2002.  The BATF conducted a site inspection in March, 2002.  The license expired on April 1, 2002.  The BATF issued a letter allowing the site to operate for twelve (12) months.

c.
Pryor, Oklahoma - License #5-OK-049-20-2F-04352.  License type:  Manufacture of High Explosives.  SEC submitted a renewal application to the BATF in April, 2002.  The BATF conducted a site inspection in May, 2002 and found no major violations.  The license expired on June 1, 2002.  The BATF issued a letter authorizing SEC to continue operation of the site with an expired license for six (6) months.  Another extension will be issued if determination is not made by October 20, 2002.

2.	State of Kansas Boiler Inspections (all expire March 14, 2003):
a.	45274H
b.	45275
c.	5065H
d.	30740H

3.	Kansas Department of Health and Environment: Owner ID #43752; Facility ID #43752; Purpose: 8,800 gallon above ground diesel tank #A001.

4.	Acknowledgment letter dated January 23, 1995 from the Kansas Department of Health and Environment regarding receipt of Industrial Stormwater Permit Application for the Hallowell, Kansas facility.

5.	Oklahoma Department of Environmental Quality Authorization to Discharge Under the OPDES Storm Water Industrial General Permit - Authorization No. OKGP00370; expires October 2, 2005.

6.	Federal Communication Corporation Radio Station Authorization: Call sign WPUK805; File #0000761031.

7.	Defense Logistics Agency Central Contractor Registration No. 198451981 (permits export/import of propellant in explosive grade material).

8.
International Fuel Tax Association (“IFTA”) License #731330903; expires December 31, 2002.  The IFTA License covers the following states and Canadian provinces:  Alberta, Alabama, Arkansas, Arizona, British Columbia, California, Colorado, Connecticut, Delaware, Florida, Georgia, Iowa, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Massachusetts, Manitoba, Maryland, Maine, Michigan, Minnesota, Missouri, Mississippi, Montana, New Brunswick, North Carolina, North Dakota, Nebraska, Newfoundland, New Hampshire, New Jersey, New Mexico, Nova Scotia, Nevada, New York, Ohio, Oklahoma, Ontario, Oregon, Pennsylvania, Prince Edward Island, Quebec, Rhode Island, South Carolina, South Dakota, Saskatchewan, Tennessee, Texas, Utah, Virginia, Vermont, Washington, Wisconsin, West Virginia, and Wyoming.

9.	New Mexico Hazardous Material Transportation Permit #00000840884; expires January 29, 2003.

10.	Colorado Hazardous Material Transportation Permit #HMP-02166; expires November 3, 2002.

11.	California Hazardous Material Transportation License - Control #151491; License #130394; CHP Carrier #CA-135088; expires February 28, 2003.

12.	Kansas Sales Tax Registration Certificate #10100290.

13.	Ohio Alliance for Uniform HazMat Transportation Procedures - Uniform Program ID #UPM-0343566-OH.

14.	Kansas Corporation Commission: KSMCID 112681; USDOT #343566; expires December 31, 2002.

15.	Arkansas Sales and Use Tax Permit #105669-76-001.

16.	Colorado Retailers Use License #09-78925-0000.

17.	Connecticut Sales and Use Tax Permit Registration #7279334-000; expires September 30, 2004.

18.	Florida Sales and Use Tax Registration Certificate #78-00-080522-63-6.

2

19.	Georgia Sales and Use Tax Registration Certificate #154-79-02353-7; State Taxpayer Identifier #20006567258.

20.	Iowa Use Tax Registration #2-00-127156.

21.	Illinois Use Tax Registration Certificate #2152-1336; expires April, 2004.

22.	Kentucky Sales and Use Tax Permit, Account #088889.

23.	Louisiana Sales Tax Registration Certificate #6938575-001 X.

24.	Michigan Use Tax Registration Account #73-1330903.

25.	Minnesota Sales and Use Tax Permit #3587694.

26.	Nebraska Retailers Use Tax Permit ID #02-6670679; Serial #641706.

27.	New Mexico Registration Certificate ID #02-117466-00-0

28.	North Dakota Sales and Use Permit #126986.

29.	Oklahoma Sales Tax Permit #468543; expires February 26, 2004.

30.	Tennessee Sales and Use Tax Registration Account #101724332.

31.	Washington Tax Registration, Unified Business ID#601 196 131.

32.	Missouri Use Tax License ID #13669702.

33.	United States Department of Transportation (“DOT”) Registration #343566

34.	Hazardous Material Registration #060402 007 017K; expires June 30, 2003.

B.	The following is a list of Governmental Authorizations that are held by Universal Tech Corporation (copies of which have been provided to Buyers):

1.           BATF Explosives Licenses:

a.	Riverton, Kansas - Jawhawk Lab: License #5-KS-021-20-4D-08787; License type: Manufacture of High Explosives; license expires April 1, 2004.

b.	Riverton, Kansas - Underwater Lab and PRUF Plant: License #5-KS-173-20-4D-08786; License type: Manufacture of High Explosives; license expires April 1, 2004.

3

c.	Hallowell, Kansas: License #5-KS-021-20-5K-00109; License type: Manufacture of High Explosives; license expires October 1, 2005.

d.	Riverton, Kansas - PRUF Plant: License #5-KS-021-23-4K-10896; License Type: Importer of High Explosives; license expires October 1, 2005.

2.	DOT Registration #538045.

3.	Hazardous Material Registration #05 16 02 007 003K; expires June 30, 3003.

4.	Kansas State Fire Marshal Explosives Storage Site Permit #KSES0034; expires January 12, 2003.

5.
Acknowledgment letter dated November 20, 1995 from the Kansas Department of Health and Environment regarding receipt of Notice of Intent for Discharge of Stormwater Runoff from Industrial Activity R&D Lab.

6.	Kansas Department of Health and Environment Air Emission Source Construction Permit No. 0210027 for R&D Lab.

7.	Bureau of Political-Military Affairs - Office of Defense Trade Controls PM/DTC Code 030311586; expires March 2003 (munitions dealer license).

8.	United States/Canada Joint Certification Office of the Defense Logistics Information Service Militarily Critical Technical Data Agreement regarding low security clearance registration.

4

Part 3.17(a)

LEGAL PROCEEDINGS

Universal Tech Corporation (“UTeC”) and Slurry Explosive Corporation (“SEC”) are aware of those matters reflected in Part 2.1(j) and Part 2.1(k) which could give rise to potential claims by UTeC or SEC and which might relate to or affect the Assets or the Assumed Liabilities.  UTeC and SEC are also aware of the following proceedings which might have a material adverse impact on UTeC or SEC, the Assets, the Assumed Liabilities, and/or the Contemplated Transactions:

1.           Slurry Explosive Corporation (“Slurry”) - Department of the Treasury, Bureau of Alcohol, Tobacco and Firearms (“BATF”).  Due to certain alleged violations of explosives storage and related regulations, in February 2002, the government regulator of explosives companies, Bureau of Alcohol, Tobacco and Firearms (“BATF”), issued an order revoking the manufacturing license of Slurry Explosive Corporation (“Slurry”) for its Hallowell, Kansas facility (“Hallowell Facility”) to produce certain explosives products and confiscated certain high explosives inventory.  The license revocation order was upheld by an administrative law judge after an administrative trial.

In addition, Slurry and the Company have received a grand jury subpoena from the U.S. Attorney’s office of Wichita, Kansas requesting business records of Slurry.  Slurry has complied with the subpoena.  On December 2, 2002, SEC and LSB received two additional Subpoenas from the U.S. Attorney’s office of Wichita, Kansas seeking additional business records of SEC.  SEC and LSB will coordinate with the U.S. Attorney’s office concerning their timely compliance with these subpoenas.

Universal Tech Corporation (“UTeC”) has acquired the assets associated with the Hallowell Facility.  UTeC has received an ATF license to manufacture explosives at the Hallowell Facility.

2.           Slurry Explosive Corporation (“SEC”) - Kansas Department of Environmental Quality (KDHE).  On March 29, 2002, Slurry Explosive Corporation (“Slurry”) signed a consent administrative order (“Slurry Consent Order”) with the Kansas Department of Health and Environment (“KDHE”), regarding Slurry’s Hallowell, Kansas manufacturing facility (“Hallowell Facility”) which was effective April 22, 2002.  The Slurry Consent Order states that there exists soil and groundwater contamination, and there exists surface water contamination in the strip adjacent to the Hallowell Facility.  There are no known users of the groundwater in the area.  The adjacent pit is used for fishing.  Under the terms of the Slurry Consent Order, Slurry is required to a) submit an environmental assessment work plan to the KDHE for review and approval, b) agree with the KDHE as to any required corrective actions to be performed at the Hallowell Facility, and c) provide reports to the KDHE, all of the preceding in accordance with the time frames and formats required in the Slurry Consent Order.  The draft work plan was submitted to the KDHE on June 20, 2002.  The KDHE has commented on the work plan, and

Slurry is in the process of preparing a response thereto.  Slurry has also received a request by the KDHE to accelerate the investigation of the strip pit due to its public access.  All documents related to this Slurry Consent Order have been provided to Buyer.

3.           Universal Tech Corporation - Claim by Dyno Nobel under the Underwater Lab Lease.  Dyno Nobel, landlord of the lease to Universal Tech Corporation (“UTeC”) on the Underwater Lab has notified UTeC that DYNO Nobel considers production of explosives at the PRUF Plant to be a violation of the provisions of the Lease, which limits permissible activities at the property.  Dyno Nobel is aware of Slurry Explosive Corporation’s (“SEC”) license revocation at the Hallowell, Kansas facility, and Dyno Nobel is aware that the PRUF Plant was the only available production site of product for SEC during the period between the revocation of SEC’s license and the recent receipt by UTeC of the license to manufacture explosives at the Hallowell, Kansas facility.  Dyno Nobel appears to be more concerned with future manufacture of product rather than with the past manufacture of product.  Dyno Nobel is also concerned that no environmental contamination results from production at the PRUF plant.  UTeC has assured Dyno Nobel that production of explosives is being transferred to the Hallowell, Kansas facility, and that no environmental impact has resulted from such production.  For this reason, no litigation has commenced and none is expected.

4.           Consent Agreement in The Matter of Pollution at Former Gulf Oil Company Jayhawk Plant, Galena, Kansas, Case No. 98-E-0109, Kansas Department of Health and Environment, last signed June 16, 1999, termination upon KDHE’s notice that the terms have been satisfactorily completed.

5. Consent Order entered in The Matter of Pollution at Slurry Explosive Corporation, Hallowell, Kansas, Case No. 02-E-0049, Kansas Department of Health and Environment (“KDHE”), dated April 22, 2002, terminating upon KDHE’s notice that terms have been satisfactorily completed.

6. Stipulation for Compromise Settlement in United States of America v. 1.5 Blasting Agents, et al., Civil Case No. 0201096-WEB, U.S.D.C., District of Kansas dated October, 2002, consenting to the forfeiture of product seized by the ATF.

7. See also those matters disclosed in Part 3.16(a).

2

Part 3.17(b)

ORDERS

Except as disclosed in Part 3.17(a), which Part is incorporated herein by reference, Universal Tech Corporation and Slurry Explosive Corporation are aware of no other exceptions required to be disclosed in this Part 3.17(b).

Part 3.19(a)

SELLER CONTRACTS

Universal Tech Corporation (“UTeC”) and Slurry Explosive Corporation (“SEC”) are parties to and/or subject to those real property-related agreements and documents referenced in Part 3.6, Part 3.7 and Part 3.8(a) (which Parts are incorporated herein by reference).  UTeC and SEC are also parties to or subject to the following personal property leases and/or other contracts (copies of which have been provided to Buyers):

UTeC

1.
Rights and obligations of UTeC under assignment of Lease Agreement, dated as of April 11, 2001, for seventy monthly payments commencing on October 20, 2001, by and between U.S. Bancorp Leasing & Financial and SEC, regarding certain equipment associated with the Hallowell, Kansas Facility, pursuant to assignment in May 14, 2002 Asset Purchase and Sale Agreement in the section of this list entitled “Agreement between SEC and UTeC” below.

2.
Equipment Lease between G.E. Capital Modular Space and UTeC, dated March 29, 1995, expiring March 29, 1995 but continuing on a month to month basis thereafter, regarding office trailer at Underwater Lab, Hallowell, Kansas.

3.	Equipment Lease between United Leasing, Inc. and UTeC, commencing March 16, 2000, and continuing for 60 months, regarding G25E Daewoo Forklift.

4.	Equipment Lease between United Leasing, Inc. and UTeC, commencing February 16, 2001, and continuing for 36 months, regarding 2001 Chevy Silverado pickup.

5.	Equipment Lease between Sharp Financial Company and UTeC, commencing August 19, 2002, and continuing for 60 months, regarding Canon copier at R&D Lab, Riverton, Kansas.

6.
Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated May 17, 1999, continuing on a quarterly by quarterly basis until terminated, regarding water cooler at the Pruf Plant, Hallowell, Kansas.

7.
Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated May 1, 1995, continuing on a quarterly by quarterly basis until terminated, regarding water cooler at UTeC’s Underwater Lab, Hallowell, Kansas.

8.
Drinking Water Cooler Rental Contract between UTeC and Robert Howland, d/b/a Beverage Distributing Co., dated September 27, 1985, continuing on a 6 months by 6 months basis until terminated, regarding water cooler at UTeC’s R&D Lab, Riverton, Kansas.

9.	Lease Agreement between Tipper Tie, a Dover Industries Company, and UTeC, dated June 28, 1995, renewed through June, 2003, regarding two (2) tieing machines at UTeC’s Pruf Plant, Hallowell, Kansas.

10.	Lease Agreement between Tipper Tie, a Dover Industries Company, and UTeC, renewed through January, 2003, regarding a tieing machine at UTeC’s Underwater Lab, Hallowell, Kansas.

11.	Month to month Q.C. Testing Fee Agreement between UTeC and Ireco (now Dyno Nobel, Inc.), dated October 14, 1991, regarding quality control testing by UTeC at UTeC’s Underwater Lab, Hallowell, Kansas.

12.	Testing Fee Agreement between UTeC and Nelson Brothers LLC, dated September 27, 2002, regarding specifically delineated testing by UTeC at UTeC’s Underwater Lab, Hallowell, Kansas.

13.
Irrevocable $178,597.12 (US) Letter of Credit from Banco Ganadero as issuing bank confirmed by Banco Bilbao Vizcaya Argentaria for the benefit of UTeC, issued September 5, 2002, and with expiry date of December 4, 2002, regarding sales to Industria Militar.

14.	Quote from UTeC to Industria Militar for $453,717.51 (US) in sales of raw materials during first half of 2003.

15.
Technology and Know-How License Agreement between UTeC and Explosivos de Norteamerica S.A. de C.V., dated January 1, 1997, terminating on January 1, 2007, regarding use of UTeC technology and know-how to manufacture and sell product in Mexico on an exclusive basis so long as a 2,000 metric tons per year volume is sustained.

16.
License and Processing Agreement between SEC and TPL, Inc., dated December 9, 1999, for continuing one year terms until 12 months notice is given, regarding the use of SEC’s Technical Information to produce product solely for SEC.

17.	Proprietary Information Disclosure Agreement between SEC and TPL, Inc., dated October 3, 1999, terminating October 3, 2004, regarding each party’s Proprietary Information.

18.
Service Agreement between UTeC and LSB Industries, Inc., (“LSB”) dated December 23, 1992, terminable (with notice) on December 23, 2004, or upon LSB giving 90 days notice to terminate at any time, regarding LSB’s performance of certain administrative services for UTeC or terminable at any time upon written agreement of the parties.

19.	Listing of UTeC employees and their repayment obligations who have received advances made by UTeC.

2

20.	Employment Agreement between UTeC and Oldrich Machacek dated June 5, 1990, terminating upon 60 days notice.

21.	Incentive Stock Option Agreement between LSB and Oldrich Machacek dated April 22, 1998, expiring on April 22, 2008, regarding option on 5,000 shares of LSB stock.

22.	Non-Qualified Stock Option Agreement – 1998 between LSB and Oldrich Machacek, dated April 22, 1998, expiring on April 22, 2008 regarding option on 5,000 shares of LSB stock.

23.	Incentive Stock Option Agreement between LSB and Oldrich Machacek dated July 8, 1999, expiring July 8, 2009, regarding option on 5,000 shares of LSB stock.

24.	Incentive Stock Option Agreement between LSB and Oldrich Machacek dated November 29, 2001, expiring on November 29, 2011, regarding option on 5,000 shares of LSB stock.

25.
Postage Meter Rental Agreement between UTeC and Pitney Bowes, dated September 23, 2002, continuing for one year, regard UTeC’s assumption of SEC’s obligations for a postage meter at the Hallowell, Kansas Facility.

26.
Consulting Agreement between UTeC and Pieter de Wit, dated January 1, 1996, as orally amended and extended to December 31, 2002, regarding the providing of consulting services related to demilitarization projects.

27.
Consent Agreement in The Matter of Pollution at Former Gulf Oil Company Jayhawk Plant, Galena, Kansas, Case No. 98-E-0109, Kansas Department of Health and Environment, last signed June 16, 1999, termination upon KDHE’s notice that the terms have been satisfactorily completed.

28.	Phase IV Agreement, dated June 16, 1999, by and among Inspec USA, Inc., Chevron Chemical Company LLC, Chevron USA, Inc., Koch Chemical Company and UTeC, regarding UTeC’s R&D Lab, Riverton, Kansas.

29.
Confidentiality Agreement, last signed October 16,2001, and continuing for five (5) years, by and between UTeC and Aliachem a.s., regarding confidential information provided for discussion of the possible sale of a business owned by Aliachem a.s.

30.
Mortgage, Assignment of Rents and Security Agreement executed by UTeC in favor of Guggenheim Investment Management, LLC, et al. (“Guggenheim”), dated May 24, 2002, filed June 6, 2002 at 3:15 PM in Book 290 of Mortgages at Pages 217-243 in the office of the Register of Deeds, Cherokee County, Kansas.

31.	Mortgage, Assignment of Rents and Security Agreement executed by UTeC, in favor of Foothill Capital Corporation, et al. (“Foothill”), dated May 24, 2002,

3

filed June 6, 2002 at 3:25 PM in Book 290 of Mortgages at Pages 244-272 in the office of the Register of Deeds, Cherokee County, Kansas.

32.
Mortgage Subordination and Standstill Agreement in favor of Guggenheim, executed by Foothill, Guggenheim and UTeC, filed June 6, 2002 at 3:35 PM in Book 92 of Miscellaneous at Pages 673-686 in the office of the Register of Deeds, Cherokee County, Kansas.

SEC

1.
Confidential Rail Transportation Contract between SEC and Union Pacific Railroad Company ,dated effective January 1, 2002, expiring July 31, 2002 but informally continuing, regarding line-haul transportation.

2.
Equipment Lease #8 between United Leasing, Inc. and SEC last signed on December 9, 1999 and commencing on November 15, 1999, and continuing for 60 months, regarding a Plastic Tube Filling and Scaling Machine.

3.	Master Rental Agreement between Associates Leasing, Inc. and SEC, commencing on December 30, 1998, and continuing for 60 months, regarding a new Daewoo Model G20S/LPS.

4.	O.S.P. Program Sales Agreement between American Business Systems and SEC, dated September 25, 1998, and continuing for five years, regarding a copier machine.

5.
Standard Uniform Rental Service Agreement between Cintas Corporation and SEC, dated November 16, 2001, and continuing for 60 months with automatic renewals for like periods unless terminated 60 days before end of any term, regarding garment services for employee uniforms.

6.
Equipment Lease between G.W. Van Keppel Company/Associates Leasing, Inc. (assigned to Citicapital Commercial Leasing Corporation) and SEC, commencing September 22, 2000, and continuing 66 months, regarding Svadala hydraulic track drill.

7.
Equipment Lease between Midwest Leasing Co. and SEC, dated May 6, 2002, and continuing for 12 months (at which time SEC becomes owner), regarding 1986 Tempe Reefer Cooling Unit for Kinepak Plant located at Hallowell, Kansas Facility.

8.	Equipment Lease between Citicapital Commercial Leasing Corporation and SEC, commencing December 28, 2001, and continuing 60 months, regarding Svadala hydraulic track drill.

9.	Equipment Lease #6 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Hallowell, Kansas Facility.

4

10.	Equipment Lease #7 between United Leasing, Inc. and SEC, commencing February 15, 2001, and continuing 24 months, regarding 1995 International Tractor at Pryor, Oklahoma Facility.

11.
Conditional Sale Agreement between Transport International Tool, Inc. and SEC, dated July 17, 2001, commencing October 1, 2001 and continuing 48 months, regarding the purchase of 49 over-the-road trailers.

12.
Purchase Agreement between General Dynamics Ordinance and Tactical Systems and SEC, dated March 11, 2002, final payment due October 15, 2002, regarding watergel slurry production equipment purchased from Marion, Illinois.

13.	Equipment Lease #1 between United Leasing, Inc. and SEC, commencing February 26, 2001, and continuing 36 months, regarding 2001 Chevy Silverado pickup at Pryor, Oklahoma Facility.

14.	Equipment Lease #10 between United Leasing, Inc. and SEC, commencing January 15, 2002, and continuing 36 months, regarding 1999 Ford F-250 pickup at Hallowell, Kansas Facility.

15.	Equipment Lease #2 between United Leasing, Inc. and SEC, commencing February 15, 1998, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.

16.	Equipment Lease #5 between United Leasing, Inc. and SEC, commencing March 15, 1999, and continuing 60 months, regarding semi-tank trailer at Pryor, Oklahoma Facility.

17.	Equipment Lease #3 between United Leasing, Inc. and SEC, commencing September 15, 1998, and continuing 60 months, regarding 1998 Mack pumper truck at Pryor, Oklahoma Facility.

18.	Emergency Response Telecommunication Service Agreement between Chem-Tel, Inc. and SEC dated March 25, 1997, renewed through December 31, 2002, regarding 24-hour emergency phone answering services.

19.	Contract Service Agreement between Midwest Leasing Co. and SEC, dated May 2, 1997, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0049, 1995 Kenworth.

20.
Contract Service Agreement between Midwest Leasing Co. and SEC, dated September 18, 1998, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0055, 1999 Peterbilt.

21.	Contract Service Agreement between Midwest Leasing Co. and SEC, dated June 25, 1999, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0058, 2000 Peterbilt.

5

22.	Contract Service Agreement between Explo-Transport Co. and SEC, dated July 23, 1998, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0053, 1999 Peterbilt.

23.
Contract Service Agreement between Explo-Transport Co. and SEC, dated September 14, 2000, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0059, 2001 Peterbilt.

24.	Contract Service Agreement between Explo-Transport Co. and SEC, dated July 13, 2001, and renewed on annual basis until terminated with 60 days notice, regarding use of Truck No. 0060, 2000 Peterbilt.

25.	Lease between R.K. Black, Inc. and SEC, commencing February 23, 1998, and continuing for 60 months, regarding two (2) Lanier copiers for SEC’s Oklahoma City, Oklahoma office.

26.	Rental Agreement between Pitney Bowes, Inc. and SEC, dated April 4, 1989, expired April 4, 1989, but now paid quarterly, in advance, regarding postage meter for SEC’s Oklahoma City, Oklahoma office.

27.	Quarterly (i.e. requires 90 day notice to terminate) Security and/or Patrol Services Agreement dated April 9, 2002, regarding security patrol at Hallowell, Kansas Facility.

28.	Quarterly (i.e. requires 90 day notice to terminate) Security and/or Patrol Services Agreement dated April 22, 2002, regarding telephone for security patrol at Hallowell, Kansas Facility.

29.	Cleaning Service Contract between SEC and Safety-Kleen Systems, Inc., dated May 2, 2002, expires May 2, 2003, regarding cleaning/services provided to SEC at Hallowell, Kansas Facility.

30.	Construction Agreement between SEC and Mid Central Contract Services, Inc., dated August 7, 2002, regarding construction efforts at Hallowell, Kansas Facility for $208,721.00.

31.	Service Agreement between SEC and U.S. Cellular dated September 23, 2002, expiring September 23, 2003, for cell phone services at Pryor, Oklahoma Facility.

32.	Pricing Agreement between SEC and Heartland Cement through January 31, 2003, regarding turnkey drilling and blasting services by SEC’s Pryor, Oklahoma Facility.

33.	Pricing Agreement between SEC and Lone Star Industries through January 1, 2003, regarding turnkey drilling and blasting services by SEC’s Pryor, Oklahoma Facility.

6

34.	Wireless Services Agreement between SEC and AT&T Wireless, expiring April, May (two phones) and December, 2003, regarding four cell phone services at Hallowell, Kansas Facility.

35.
Marketing and Supply Agreement between SEC and Austin Powder Company dated October 5, 1994, terminated as to exclusivity only effective October 5, 1997, but otherwise terminable upon sixty days notice prior to the October 5 automatic annual renewal, regarding Austin Powder Company’s marketing and distributing efforts of watergel products for forest fire fighting and timber boundary demarcation applications.

36.
Non-exclusive License Agreement between SEC and Total Energy Systems Limited (“TES”), dated October 1, 1996, as amended and assigned in that Assignment and Amendment of the Slurry Explosive Corporation License Agreement between SEC, TES and Quantum Explosives Pty. Ltd., dated August 2, 1999, continuing through end of use or breach, regarding use of SEC’s patent rights or technical information to manufacture and sell specific products in plants in Australia, New Zealand, New Guinea, Fiji, Myanmar and Soloman Islands.

37.	Master Services Agreement dated March 14, 2002 for SCS Engineers to perform Comprehensive Investigation/Corrective Action Study for SEC and its counsel, Shook Hardy & Bacon LLP.

38.
Service Agreement, between SEC and LSB, dated January 1, 1992, terminating upon notice on January 1, 2004, or upon LSB giving 90 days notice of termination at anytime, regarding LSB’s performance of certain administrative service for SEC.

39.	Asset Sale and Purchase agreement between SEC and ICI Explosives USA, Inc. (“ICI”), dated as of November 30, 2000, regarding SEC’s acquisition of ICI’s Kinepak Business and Kinepak Assets.

40.	Letter reflecting SEC’s November 6, 2000, offer of employment to Bob Le Blanc, commencing January 1, 2001, including commissions, with expectations of a one to two year employment period.

41.	Listing of SEC employees and their repayment obligations who have received advances made by SEC.

42.	SEC Employees signature pages exhibiting their agreement to the Assignment of Invention, Confidentiality and Non-Compete provisions of the SEC Employee Handbook.

43.
Confidential Disclosure Agreement between SEC and Boyd J. Wathen (“Wathen”), dated October 8, 2002, with no expiration date, regarding the protection of Wathen’s information and ideas related to explosives/blasting agents which incorporate perchlorate and the formulations and methods of making same.

7

44.	Agreement between SEC and Oil, Chemical and Atomic Workers International Union, AFL-CIO, Local 5-508, dated March 31, 1997, ending February 5, 1999, regarding terms and conditions of employment.

45.
Last, Best & Final Package Proposal of SEC for Agreement with Paper, Allied Industrial, Chemical and Energy Workers International Union Local 5-508 AFL-CIO (“PACE”), dated February 3, 1999, regarding changes and renewal of March 31, 1997 Agreement reflected above.

46.
Final Offer – SEC’s Final Proposal on “Effects” Related to the Company’s Inability to Continue to Manufacture Explosives because of Los of License, dated February 13, 2002, amended February 18, 2002, regarding effects on SEC’s inability to manufacture on bargaining unit personnel.

47.
Consent Order entered in The Matter of Pollution at Slurry Explosive Corporation, Hallowell, Kansas, Case No. 02-E-0049, Kansas Department of Health and Environment (“KDHE”), dated April 22, 2002, terminating upon KDHE’s notice that terms have been satisfactorily completed.

48.
Confidentiality Agreement between SEC and KESCO, Inc. (“KESCO”), dated September 19, 1994, with no expiration date, regarding information received from KESCO for purposes of evaluating the possible acquisition of KESCO by SEC.

49.
Confidentiality Agreement between SEC and Union Espanola de Explosivos, S.A. (“UEE”), dated May 10, 2002, expiring May 10, 2007, regarding SEC’s information provided to UEE for purposes of evaluating the possible acquisition of SEC’s Hallowell, Kansas Facility.

50.
Confidentiality Agreement between SEC and Wimase Limited (“Wimase”), dated June 18, 2002, expiring June 18, 2004, regarding SEC’s information provided to Wimase for purpose of evaluating the possible acquisition of SEC’s Hallowell, Kansas Facility.

51.
Premium Financing Agreement between SEC and Premier Financing Specialists, Inc., dated effective April 1, 2002, ending January 1, 2003, regarding the premium financing on liability policy from Sorema North America Reins Co.

52.	Workers Compensation monthly insurance premiums to be paid to Berkley Risk, dated April 1, 2002, expiring April 1, 2003, regarding monthly payments for premiums.

53.	Incentive Stock Option Agreement between LSB and Paul Keeling, dated April 22, 1998, expiring on April 22, 2008, regarding option on 3,000 shares of LSB stock.

54.	Non-Qualified Stock Option Agreement – 1998 between LSB and Paul Keeling, dated April 22, 1998, expiring on April 22, 2008, regarding option on 3,000 shares of LSB stock.

8

55.	Incentive Stock Option Agreement between LSB and Paul Keeling, dated July 8, 1999, expiring on July 8, 2009, regarding option on 10,000 shares of LSB stock.

56.	Incentive Stock Option Agreement between LSB and Paul Keeling, dated November 29, 2001, expiring on November 29, 2011, regarding option on 10,000 shares of LSB stock.

57.	Incentive Stock Option Agreement between LSB and William Manion, dated April 22, 1998, expiring on April 22, 2008, regarding option on 3,000 shares of LSB stock.

58.	Non-Qualified Stock Option Agreement - 1998, between LSB and William Manion, dated April 22, 1998, expiring on April 22, 2008, regarding option on 5,000 shares of LSB stock.

59.	Incentive Stock Option Agreement between LSB and William Manion, dated July 8, 1999, expiring on July 8, 2009, regarding option on 15,000 shares of LSB stock.

60.	Incentive Stock Option Agreement between LSB and William Manion, dated November 29, 2001, expiring on November 29, 2011, regarding option on 10,000 shares of LSB stock.

61.	1993 Severance Agreement between LSB and Bill Manion, dated March 26, 1993, expiring March 26, 2003, with automatic three year renewals unless terminated with 60 days notice.

62.	1993 Severance Agreement between LSB and Paul Keeling, dated March 26, 1993, expiring March 26, 2003, with automatic three year renewals unless terminated with 60 days notice.

63.
Lease Agreement between SEC and Conseco Finance Vendor Services Corporation, dated December 22, 2000, continuing for 24 months, with $1.00 purchase option, regarding computers at SEC’s Oklahoma City, Oklahoma office.

64.
Stipulation for Compromise Settlement in United States of America v. 1.5 Blasting Agents, et al., Civil Case No. 0201096-WEB, U.S.D.C., District of Kansas dated October, 2002, consenting to the forfeiture of product seized by the ATF.

65.	Trademark Security Agreement between Foothill and SEC, et al., dated April 13, 2001, regarding the pledge of certain trademarks (to be released at closing).

66.	Patent Security Agreement between Foothill and SEC, et al., dated April 13, 2001, regarding the pledge of certain patents (to be released at closing).

9

Both UTeC and SEC are Parties

1.	Loan and Security Agreement between Foothill and UTeC and SEC, et al., dated April 13, 2001, regarding working capital line of credit (the “Foothill Loan”).

2.	First Amendment to Loan and Security Agreement, dated August 3, 2001, amending the Foothill Loan.

3.	Second Amendment to Loan and Security Agreement, dated May 24, 2002, amending the Foothill Loan (the “Foothill Second Amendment”).

4.	Lockbox Operating Procedural Agreement between Foothill and UTeC and SEC, et al., dated April 13, 2001, regarding operation of lockbox for receivables.

5.	Securities Purchase Agreement between Guggenheim and UTeC and SEC, et al., dated May 24, 2002, regarding the purchase by Guggenheim of certain Notes (the “Securities Purchase Agreement”).

6.	Guaranty by SEC and UTeC, et al. to Guggenheim, dated May 24, 2002, regarding debt created by Securities Purchase Agreement.

7.	Intercreditor Agreement between Foothill, Guggenheim, UTeC and SEC, et al., regarding priorities of security interests of Guggenheim and Foothill.

8.	Indenture between ClimaChem, Inc. (“CCI”), Bank One, NA (“BankOne”), UTeC and SEC, et al., as Guarantors, dated November 26, 1997, regarding the issuance of Senior Notes (the “Indenture”).

9.	Guaranty by UTeC and SEC and other affiliates with respect to the Indenture.

10.	First Supplemental Indenture between CCI, BankOne and UTeC and SEC, et al., as Guarantors, dated February 8, 1999, amending and supplementing the Indenture.

11.	Second Supplemental Indenture between CCI, BankOne and UTeC and SEC, et al., as Guarantors, dated June 25, 1999, amending and supplementing the Indenture.

12.	Third Supplemental Indenture between CCI, BankOne and UTeC and SEC, et al., as Guarantors, dated August 10, 2000, amending and supplementing the Indenture.

13.	Fourth Supplemental Indenture between CCI, BankOne and UTeC and SEC, et al., as Guarantors, dated May 30, 2001, amending and supplementing the Indenture.

14.	Fifth Supplemental Indenture between CCI, BankOne and UTeC and SEC, et al., as Guarantors, dated May 24, 2002, amending and supplementing the Indenture.

10

Agreements Between SEC & UTeC

1.	Asset Purchase and Sale Agreement between SEC and UTeC, dated May 14, 2002, regarding UTeC’s purchase of SEC’s assets related to Hallowell, Kansas Facility.

2.	Services Agreement between SEC and UTeC, dated August 23, 2002, expiring August 23, 2005, upon thirty days notice, regarding SEC providing certain administrative and human resource services.

3.	Supply Agreement between SEC and UTeC, dated August 30, 2002, terminating August 30, 2003, upon thirty day notice, regarding UTeC’s manufacture of certain product for SEC.

4.	$5,000.00 monthly fee paid by SEC to UTeC for Research, Development and Quality Control work for SEC’s Kinepak plant business, effective March, 2002, and continuing until terminated.

5.	Contribution Agreement between UTeC, SEC and other affiliates, dated April 13, 2001, addressing contribution relating to the obligations under the Foothill Second Amendment.

11

Part 3.19(c)

EXCEPTIONS TO COMPLIANCE WITH SELLERS CONTRACTS

Except as may be reflected in Part 3.17(a), which is incorporated herein by reference, Universal Tech Corporation and Slurry Explosive Corporation are aware of no other exceptions required to be disclosed in this Part 3.19(c).

Part 3.20(a)

Universal Tech Corporation (“UTeC”) and Slurry Explosive Corporation (“SEC”) disclose that UTeC and or SEC are parties or are covered by the following insurance policies in effect after January 1, 2001 (copies of which have been provided to Buyers):

Insurer	Policy Period	Coverage	Limit	Policy Number	Premiums

National Union Fire Ins Co (AIG)	10/1/98-10/1/01	Directors' & Officers'	10,000,000	8569768	$ 236,250

Birmingham Fire Insurance	11/1/00-11/1/01	Property - 75% - Chemical Group	75,000,000	ST 2606115	$ 573,318

JLT Risk Solutions	11/1/00-11/1/01	Property - 25% - Chemical Group	25,000,000	LU0029587	$ 192,665

National Union Fire Ins Co	11/1/00-11/1/01	Umbrella	50,000,000	BE 7401557	$ 235,243

Westchester Fire Ins Co	11/1/00-11/1/01	Excess Liability	25,000,000	HXA 6477500	$ 35,000

Continental Western Ins Co	4/1/01-4/1/02	Workers Compensation - Slurry Explosives - Kansas	500,000/500,000/500,000	WC151500194600	$ 32,992

Oklahoma State Ins Fund	4/1/01-4/1/02	Workers Compensation - Slurry Explosives - Oklahoma	500,000/500,000/500,000	00662855011	$ 12,800

Federal Insurance Co (Chubb)	4/1/01-4/1/02	Crime/ Fiduciary Coverage	5,000,000 Fid / 10,000,000 Crime	8151 59 65 D	$ 30,312

Sorema NA Reinsurance	4/1/01-4/1/02	Package - Slurry Explosives	1,000,000 / 5,000,000	12035-EX-2001	$ 44,723

Sorema NA Reinsurance	4/1/01-4/1-02	Automobile - Slurry Explosives	1,000,000	12036-EX-2001	$ 48,605

Sorema NA Reinsurance	4/1/01-4/1/02	Excess Liability - Slurry Explosives	5,000,000	12037-EX-2001	$ 28,700

Legion Indemnity Company	4/18/01-4/18/02	E&O - Universal Tech	1,000,000	LP50640713	$ 14,368

Companion Life Assurance Co.	1/1/01-12/31/01	Stop-Loss Group Policy	100,000 per person	CLI7362	$552.83/empl/mo

National Union Fire Ins Co (AIG)	10/1/01-10/1/02	Directors' & Officers'	10,000,000	008744308	$ 114,400

Birmingham Fire Insurance	11/1/01-11/1/02	Property - 75% - Chemical Group	75,000,000	ST 2606115	$ 1,025,356

Liberty Insurance Underwriters	11/1/01-11/1/02	Property - 25% - Chemical Group	25,000,000	8M0015730011	$ 341,785

National Union Fire Ins Co	11/1/01-11/1/02	Umbrella	50,000,000	BE-871-89-68	$ 334,096

Starr Excess (AIG)	11/1/01-11/1/02	Excess Liability	25,000,000	6394199	$ 66,000

Continental Western Ins Co	4/1/02-4/1/03	Workers Compensation - Slurry Explosives - Kansas	500,000/500,000/500,000	WC151500194601	$ 56,620

Oklahoma State Ins Fund	4/1/02-4/1/03	Workers Compensation - Slurry Explosives - Oklahoma	500,000/500,000/500,000	662855002	$ 16,174

Federal Insurance Co (Chubb)	4/1/02-4/1/03	Crime/ Fiduciary Coverage	5,000,000 Fid / 10,000,000 Crime	8151 59 65	$ 35,164

Sorema NA Reinsurance	4/1/02-4/1/03	Package - Slurry Explosives	1,000,000 / 5,000,000	12035-EX-2002	$ 73,524

Sorema NA Reinsurance	4/1/02-4/1/03	Automobile - Slurry Explosives	1,000,000	12036-EX-2002	$ 64,784

Sorema NA Reinsurance	4/1/02-4/1/03	Excess Liability - Slurry Explosives	5,000,000	12037-EX-2002	$ 46,000

Underwriters at Lloyds	4/18/02-4/18/03	E&O - Universal Tech	1,000,000	MEO01757900	$ 17,250

Sun Life Assurance Co. of Canada	1/01/02-1/01/03	Stop-Loss Group Policy	125,000 per person	68715	$435.21/empl/mo

Part 3.20(b)

SELF INSURANCE ARANGEMENTS

Universal Tech Corporation and Slurry Explosives Corporation have the following self-insurance arrangements:

The Dental, Vision, and Weekly Income Benefits are self-insured.  The Medical and Behavioral Health are self-insured, with a $125,000 per claim specific stop loss limit.  After that amount, the company has a Reinsurance Policy that pays the remainder of the claim up to a designated limit of $1,000,000 per covered person under the Plan.  A Third-Party Administrator processes the claims.  Under the self-insured benefit plan, reserves do not apply.  The company accrual is based on claims paid and administrative fees.

Part 3.21

EXCEPTIONS TO REPRESENTATIONS ON ENVIRONMENTAL MATTERS

In February 2002, Slurry Explosive Corporation (“SEC”) received a proposed consent administrative order (“Consent Order”) from the Kansas Department of Health and Environment (“KDHE”), regarding SEC’s Hallowell, Kansas manufacturing facility (“Hallowell Facility”).  The proposed Consent Order states that there exists soil and groundwater contamination, and there exists surface water contamination in the strip pit adjacent to the Hallowell Facility.  There are no known users of the groundwater in the area.  The adjacent strip pit is used for fishing.  The Consent Order was subsequently signed and become effective on April 22, 2002. Under the terms of the Consent Order, SEC will be required a) to submit an environmental assessment work plan to the KDHE for review and approval, b) to agree with the KDHE as to any required corrective actions to be performed at the Hallowell Facility, and c) to provide reports to the KDHE, all of the preceding in accordance with the time frames and formats required in the Consent Order.  The draft work plan was submitted to the KDHE on June 20, 2002.  The KDHE has commented on the draft Work Plan and SEC is in the process of preparing a response thereto.  SEC has also received a request by the KDHE to accelerate the investigation of the strip pit due to its public access.

On August 7, 2002 the KDHE took samples of surface water and soil samples at the underwater laboratory site in Hallowell, Kansas of Universal Tech Corporation (“UTeC”).  The KDHE has indicated that it will test the samples for nitrates and perchlorates

On August 1, 2002, there was an NOx release at the SEC Hallowell, Kansas site.  SEC notified the required regulatory agencies in a timely manner and submitted follow-up reports to the same agencies.  No negative impact to SEC and the facility is expected from this release incident, such as a fine by the KDHE or the Environmental Protection Agency.  Although certainly unusual for SEC, CERCLA/EPCRA reportable releases are quite common throughout the country and seldom result in any regulatory enforcement action unless they are unusually severe with respect to off-site impacts or the frequency of release represents a pattern.  Neither was the case in this release incident.

Part 3.21(g)

LIST OF ENVIRONMENTAL REPORTS, STUDIES, ANALYSES,
TESTS AND MONITORING DATA

1.	Consent Agreement 98-E-0109 and related documents:
a.	January 19, 1996 letter from William Potter, Jayhawk Site Group, to Robert Elder, KDHE.
b.	Phase IV Agreement and Related Documents
c.	July 22, 1999 fax from Donald Schrag, attorney, to David Shear and others.
d.	Declaration of Restrictive Covenants Regarding Groundwater, dated November 11, 1999.

2.
Stormwater Pollution Prevention Plans (3-ring binder) for Pryor, Oklahoma, Hallowell, Kansas, Pruf Plant, including:  Certification, Notice of Intent, Pollution Plan, Quarterly Inspections, Quarterly Visual Quality Checks, Annual Inspections/Comprehensive Site Compliance Evaluation Reports, Employee Training Records.

3.	Environmental Assessment Findings for Slurry Explosive Corporation (“SEC”) (3-ring binder) presented to Household Commercial, submitted by Maecorp Incorporated, October 21, 1991, Report No. KS-2427

4.	Comprehensive Investigation Corrective Action Study Work Plan (3-ring binder) for SEC, prepared by SCS Engineers, June 2002.

5.	Preliminary Assessment/Screening Site Inspection, SEC, Hallowell, Kansas, prepared by KDHE, August, 1995.

6.	Preliminary Review/Visual Site Inspection Report, Thermex Energy Corporation, Columbus, Kansas, prepared for EPA by A.T. Kearney, Inc., March 1988.

7.	Inspection Report dated August 23, 2002 from Lynn Slugantz, EPA, to John Carver, SEC.

8.	NOX Release at Hallowell, Kansas Plant August 1, 2002, including:
a.	Form A Release Report submitted August 2, 2002
b.	Follow-up Report from John Carver, SEC, to Kansas Emergency Management dated August 6, 2002

9.	Real Estate Audit/Compliance Checklist for Pryor, Oklahoma location, from John Carver to David Shear and Ann Muise, dated October 12, 1994.

10.	Disposal of Non-Hazardous Wastewater by Reddi Root’r of Wichita, Kansas, including Manifest 23089 and 24582, and wastewater analysis by M.D. Chemical and Testing.

11.	Disposal of Waste at Jayhawk Lab, including Memos from John Carver to Gary Eck, dated May 12, 2002 and May 30, 2000, and copies of four (4) waste manifests.

12.	Memorandum to file by John Carver dated September 14, 1998 regarding purchase of forty (40) acres at Hallowell, Kansas location.

13.	Air Permit Application for Universal Tech Corporation (“UTeC”) Pruf Plant, including:
a.	KDHE Report of New or Altered Source of Potential Air Pollutants, dated July 18, 1994.
b.	Construction Permit with cover letter from Eugene Sallee, KDHE, to Oldrich Machacek, UTeC, dated October 31, 1994.
c.	Air Emission Inventory for SEC Hallowell Plant prepared by Bentley Environmental, dated May 1995, faxed to Carl Christiansen.
d.	KDHE Report of New or Altered Source of Potential Air Pollutants, dated November 29, 1995.
e.	Draft letter from Oldrich Machacek, UTeC, to KDHE dated August, 1995.
f.	Notice on Title V air permits from KDHE.
g.	Letter from John Carver, UTeC, to KDHE dated March 10, 1998 regarding air permit modification.
h.	Letter from Daizy Dondass, KDHE, to John Carver, UTeC, dated April 10, 1998 responding to air permit modification.

14.	KDHE Consent Order 02-E-0049 for Hallowell, Kansas plant, including:
a.	Consent Order, dated March 28, 2002.
b.	Letter from David Shear, SEC, to Dave Walsh, KDHE, noting change of ownership from SEC to UTeC.
c.	Memorandum from John Carver, dated September 10, 2002 on initial sampling results on water from strip pit.

15.	Air Emission Inventory for SEC, Hallowell, Kansas, dated May 1995, by Bentley Environmental, including cover letter to John Carver, dated May 3, 1995.

16.	ECS Risk Assessment Survey of SEC, Hallowell, Kansas location, including:
a.	Letter from Allen Barron, ECS, to Bill Manion, SEC, dated July 5, 2001.
b.	Letter from Allen Barron, ECS, to Bill Manion, SEC, dated July 23, 2001.
c.	Letter from Allen Barron, ECS, to Bill Manion, SEC, dated August 14, 2001.
d.	Letter from Bill Manion, SEC, to Allen Barron, ECS, dated August 22, 2001.

17.	Title II Reports, SEC Hallowell Plant, 1994 through 2001.

18.	Form R Reports, SEC Hallowell Plant, 1994 through 2001.

19.	ECS Application for Pollution Liability Insurance for SEC Hallowell Plant, April 2001.

20.	Dyno-Nobel Closure of Burn Area near UTeC Pruf Plant, including:
a.	Closure Plan, Thermex Energy Burning Area, Hallowell, Kansas, by Rust Environment, dated July 1995.
b.	Summary of Non-Hazardous Waste Removal, Thermex Energy Burning Area, Hallowell, Kansas, by Rust Environment, dated March 1996.
c.	Closure Sampling Results, Thermex Energy Burning Area, Hallowell, Kansas, by Rust Environment, dated March 1996.
d.	Letter dated May 8, 1995 from Neal Olsen, Dyno-Nobel, to John Carver, LSB.
e.	Letter dated May 18, 1995 from John Carver, LSB to Neal Olsen, Dyno Nobel.
f.	Letter dated June 16, 1995 from Neal Olsen, Dyno-Nobel to John Carver, LSB.
g.	Letter dated September 20, 1995 from Andrea Austin, KDHE, to Neal Olsen, Dyno Nobel.
h.	Letter dated October 4, 1995 from Neal Olsen, Dyno Nobel to John Carver, LSB.
i.	Memorandum dated January 31, 1996 from John Carver, LSB, to Gary Eck, UTeC, regarding closure of old process sump.
j.	Letter dated March 13, 1996 from Jon Hoogenboom, Rust Environment, to Andrea Austin, KDHE, certifying closure of burn area.

21.	Baseline Monitoring Well Installation, Soil Overburden Sampling, and Laboratory Analyses, UTeC Pruf Plant, prepared by Triad Environmental Services dated September 6, 1995.

22.	EPA Inspection, SEC, Pryor, Oklahoma, Tier II Violation, including:
a.	Letter dated December 18, 1995 from Steve Mason, EPA, to Jim Keen, SEC.
b.	Letter dated January 16, 1996 from John Carver, SEC, to Steve Mason, EPA.

23.	UTeC Form R - Memorandum dated June 16, 2000 from Gary Eck to John Carver on Form R Exemption.

24.	Tier II Reports, UTeC Pruf Plant and Underwater Lab, 1994 through 2001.

25.	Tier II Reports, SEC Pryor, Oklahoma, 1994 through 2001.

26.	RMP Applicability - memorandum dated February 9, 1998 from John Carver to Mark Stowell, SEC.

27.	Report on Phase I Environmental Risk Assessment, Thermex Energy Corporation, prepared by Allgeier, Martin & Assoc., dated April 1990.

28.	Interim Status Compliance Plans for Thermex Energy prepared by Radian Corporation, dated July 1987.

29.	Closure Plan for Surface Impoundments at Thermex Energy prepared by Radian Corporation dated June 1987.

30.	Letter dated April 27, 1970 from Leonard Imhof, KDHE, to W.B. Macomber, Gulf Oil, regarding complaint received in connection with industrial wastes being dumped into a strip pit.

31.
Letter dated July 19, 1974 from Darrel Shumake, Office of the Cherokee County Attorney, to Melville Grey, KDHE, regarding discharge of acid and other pollutants by Gulf Oil at Hallowell, Kansas facility.

32.	Letter dated November 6, 1974 from William Towery, KDHE, to B.G. Yoakam, Gulf Oil, regarding appraisal on wastewater facilities serving Hallowell, Kansas facility.

33.	Letter dated July 10, 1975 from Kent Lynch, Office of the Cherokee County Attorney, to Melville Grey , KDHE, requesting copies of test results.

34.	Letter dated July 15, 1975 from Jack Burris, KDHE, to Kent Lynch, Office of Cherokee County Attorney, transmitting an analysis report and a copy of a map showing sampling locations.

35.
Deposition Subpoena, dated December 30, 1976, issued by the U.S. District Court for the District of Kansas to Gerald Stoltenberg in connection with Raymond & Maude Griffitt v. Pittsburg & Midway Coal Mining Co., et al., Civil Action File No. 75-45-C6.

36.	KDHE Report of Investigation dated February 5, 1992.

37.	Memorandum dated April 9, 1993 from Bill Thornton to Paul Belt, regarding complaining through EPA that environmental laws were being violated at SEC Hallowell, Kansas facility.

38.
Telephone Conversation Memo of a call placed by Stan Harter on April 9, 1993 to Marian Massoth, regarding a complaint received from a private citizen regarding discharge occurring from SEC Hallowell, Kansas facility.

39.	Telephone Conversation Memo of a call placed by Marian Massoth to Terry Wright, SEC, on April 12, 1993, regarding discharge during deactivation of a pond at the SEC Hallowell, Kansas facility.

40.	Telephone Conversation Memo of a call placed by Kelly Finn to Stan Harter on April 12, 1993, regarding lagoon closure at SEC Hallowell, Kansas facility.

41.	Telephone Conversation Memo of a call placed by Emily McGuire to Marian Massoth on April 14, 1993, regarding discharge from SEC Hallowell, Kansas facility.

42.	Letter dated April 14, 1993 from Randall Rathbun, Depew, Gillen & Rathbun, to Rick Bean, KDHE, requesting authorization to review records of SEC.

43.	Memorandum dated July 20, 1993 from Bill Thornton, KDHE, to Eric Staab, documenting KDHE activity concerning SEC since March 5, 1993.

44.	Memorandum dated October 4, 1993 from Ed Alvis, Kansas Department of Wildlife and Parks, to Roger Brazier, legal counsel, regarding request from Randall Rathbun to review records of SEC.

45.
Kenneth A. Griffitt, et ux. v. Slurry Explosive Corporation, Case No. 94C2514, filed in the Eighteenth Judicial District, District Court of Sedgwick County, Kansas, Civil Department (the “Griffitt Action”).

a.	Memorandum dated December 5, 1994 from Bill Manion, SEC, to David Shear, SEC, regarding the Griffitt Action.
b.	Summons and Petition served on SEC in connection with the Griffitt Action.
c.	Journal Entry of Judgement filed by SEC in connection with the Griffitt Action.
d.	Answer filed by SEC in connection with the Griffitt Action.
e.	Stipulation of Dismissal with Prejudice filed by Griffitt in connection with the Griffitt Action.
f.	Order of Dismissal with Prejudice as to Defendant Slurry Explosive Corporation filed in connection with the Griffitt Action.
g.	General and Final Release, dated October 24, 1996, by Kenneth A. Griffitt and Linda L. Griffitt.

46.	Letter dated May 11, 1970 from R.W. Barth, Gulf Oil, to Howard Duncan, KDHE, regarding the registration of the Hallowell, Kansas facility.

47.	Memorandum dated May 26, 1970 from Howard Stoltenberg, KDHE, to Leonard Imhof, regarding strip pit water wastes from Gulf Chem Co. blasting powder mix plant.

48.	Letter dated June 22, 1970 from Howard Duncan, KDHE, to W.R. Barth, Gulf Oil, regarding water pollution control at the Gulf Hallowell, Kansas facility.

49.	Sewarage and Sewage Disposal Application dated July 17, 1970 from Gulf Oil Company to KDHE.

50.	Letter dated July 17, 1970 from B.G. Yoakam, Gulf Oil, to Howard Duncan, KDHE, regarding sanitary waste discharge from the Gulf Hallowell, Kansas facility.

51.	Memorandum dated August 10, 1970 from Howard Duncan, KDHE, to Leonard Imhof, regarding proposal for water pollution control facilities to serve the Gulf Hallowell, Kansas facility.

52.	Memorandum dated September 24, 1970 from Leonard Imhof, KDHE, to Howard Duncan, KDHE, regarding proposal for water pollution control facilities to serve the Gulf Hallowell, Kansas facility.

53.	Letter dated November 17, 1970 from B.G. Yoakam, Gulf Oil, to Howard Duncan, KDHE, requesting expediting of approval of water pollution control proposal at Gulf Hallowell, Kansas facility.

54.	Letter dated March 18, 1971 from B.G. Yoakam, Gulf Oil, to Howard Duncan, KDHE, regarding approval of construction of water pollution control proposal at Gulf Hallowell, Kansas facility.

55.	Memorandum (undated) from Leonard Imhof, KDHE, to N.J. Burris, regarding approval of construction of water pollution control proposal at Gulf Hallowell, Kansas facility.

56.
Letter dated March 23, 1971 from George Moore, Kansas Forestry, Fish and Game Commission, to Howard Duncan, KDHE, requesting approval of the construction of water pollution control proposal at Gulf Hallowell, Kansas facility.

57.
Letter dated June 29, 1971 from Gyula Kovach, KDHE, to B.G. Yoakam, Gulf Oil, requesting additional information in connection with the water pollution control proposal at Gulf Hallowell, Kansas facility.

58.
Letter dated July 28, 1971 from B.G. Yoakam, Gulf Oil, to Gyula Kovach, KDHE, providing additional information in connection with the water pollution control proposal at Gulf Hallowell, Kansas facility.

59.
Letter dated August 11, 1971 from Gyula Kovach, KDHE, to B.G. Yoakam, Gulf Oil, acknowledging receipt of additional information provided by Gulf Oil in connection with the water pollution control proposal at Gulf Hallowell, Kansas facility.

60.
Letter dated September 29, 1971 from B.G. Yoakam, Gulf Oil, to Gyula Kovach, KDHE, transmitting engineering construction drawings and specifications in connection with the water pollution control proposal at Gulf Hallowell, Kansas facility.

61.	Letter dated October 26, 1971 from Gyula Kovach, KDHE, to B.G. Yoakam, Gulf Oil, approving the plans in connection with the water pollution control proposal at the Gulf Hallowell, Kansas facility.

62.	Letter dated May 9, 1972 from Gyula Kovach, KDHE, to B.G. Yoakam, Gulf Oil, requesting completion status of construction of wastewater treatment facilities at Gulf Hallowell, Kansas facility.

63.	Letter dated May 24, 1972 from B.G. Yoakam, Gulf Oil, to Gyula Kovach, KDHE, notifying of completion of wastewater treatment facilities at Gulf Hallowell, Kansas facility.

64.	Letter dated November 29, 1972 from Robert Hartmann, Kansas Forestry, Fish and Game Commission, to Richard Duty, KDHE, regarding discharge of effluent at Gulf Hallowell,

Kansas facility, and attached memorandum dated June 12, 1972 from Gyula Kovach, KDHE, to Leonard Imhof, KDHE, requesting final inspection of wastewater treatment facilities at Gulf Hallowell, Kansas facility.

65.	Letter dated December 15, 1972 from Gyula Kovach, KDHE, to B.G. Yoakam, Gulf Oil, transmitting letter dated November 29, 1972 from Robert Hartmann, Kansas Forestry, Fish and Game Commission.

66.	Letter dated December 20, 1972 from B.G. Yoakam, Gulf Oil, to Gyula Kovach, KDHE, proposing erection of dikes to alleviate effluent discharge at Gulf Hallowell, Kansas facility.

67.	Letter dated February 27, 1973 from Gyula Kovach, KDHE, to B.G. Yoakam, Gulf Oil, requesting notification upon completion of dike erection at Gulf Hallowell, Kansas facility.

68.	Letter dated March 8, 1973 from B.G. Yoakam, Gulf Oil, to Gyula Kovach, KDHE, informing of completion of dike erection at Gulf Hallowell, Kansas facility.

69.	Memorandums dated September 10, 1974 from Bill Towery, KDHE to:
a.	H.A. Stoltenberg, KDHE, requesting chemical analysis of a sample taken at Gulf Hallowell, Kansas facility.
b.	Jack Burris in connection with complaint made by Raymond Griffitt regarding discharge at Gulf Hallowell, Kansas facility.

70.	Memorandum dated October 10, 1974 from Stoltenberg, KDHE, to W.T. Towery, KDHE, regarding samples collected at Gulf Hallowell, Kansas facility.

71.	Letter dated November 20, 1974 from Steven Rogers, KDHE, to B.G. Yoakam, Gulf Oil, transmitting short form C in connection with Permit No. I-NE75-NP01.

72.	Letter dated June 23, 1975 from Kent Lynch, Office of the Cherokee County Attorney, to Melville Grey, KDHE, requesting test results.

73.	Memorandum dated July 1, 1975 from Bill Towery, KDHE, to N.J. Burris, regarding review of Gulf Hallowell, Kansas facility.

74.	KDHE Non-Discharging Wastewater Facility Inspection Form for Gulf Hallowell, Kansas facility inspection performed by William Towery, KDHE, on December 16, 1975.

75.	Memorandum dated December 22, 1975 from Bill Towery, KDHE, to Don Carlson, KDHE, regarding inspection of Gulf Hallowell, Kansas facility.

76.	Memorandum dated February 12, 1976 from Bill Towery, KDHE, to Don Carlson, KDHE, transmitting wastewater plans and specifications for Gulf Hallowell, Kansas facility (proposal attached thereto).

77.	Letter dated November 15, 1976 from William Towery, KDHE, to B.G. Yoakam, Gulf Oil, in connection with site visit of November 9, 1976 to the Gulf Hallowell, Kansas facility.

78.	Letter dated February 8, 1979 from John Goetz, KDHE, to Sherill Cantrell, Gulf Oil, regarding issuance of NPDES Permit I-NE75-NP01.

79.	Letter dated March 5, 1979 from R.D. Benjamin, Gulf Oil, to John Goetz, KDHE, regarding submission of the NPDES Permit I-NE75-NP01.

80.	NPDES Permit No. I-NE75-NP01 Application from Gulf Oil dated March 30, 1979.

81.	Letter dated April 2, 1979 from R.D. Benjamin, Gulf Oil, to John Goetz, KDHE, transmitting NPDES Permit Application.

82.	Memorandum from Joel Rife, KDHE, to File, regarding site visitation on July 11, 1979.

83.	Letter dated July 25, 1979 from Joel Rife, KDHE, to W.L. Jacobberger, Gulf Oil, regarding results of July 11, 1979 site visitation.

84.	Telephone Conversation Record of call placed on September 27, 1979 from Bruce Taggert to Joel Rife, KDHE, regarding levee construction by Gulf Oil and Gulf Hallowell, Kansas facility.

85.	Letter dated December 21, 1979 from Barbara Bowerman, KDHE, to Dick Benjamin, Gulf Oil, requesting documentation of construction of wastewater treatment facility in order to issue NPDES permit.

86.	Letter dated January 3, 1980 from R.D. Benjamin, Gulf Oil, to Joel Rife, KDHE, providing status of construction of wastewater treatment facility at Gulf Hallowell, Kansas facility.

87.	KDHE Facility Inspection Form in connection with inspection of Gulf Hallowell, Kansas facility performed by Joel Rife on April 17, 1980.

88.	Letter dated May 5, 1980 from Gerald Stoltenberg, KDHE, to Gulf Oil transmitting approved NPDES permit.

89.	Letter dated June 5, 1981 from D.L. Caputo, Gulf Oil, to EPA, providing notification of hazardous waste activities at three (3) Gulf Oil facilities.

90.	Application for Kansas Hazardous Waste Storage, Treatment, and Disposal Facility Permit, dated June 15, 1981, submitted to KDHE by Gulf Oil for Gulf Hallowell, Kansas facility.

91.	Internal Correspondence dated October 29, 1981 from N.E. Gehrig. Gulf Oil, to J.M. Jones, Gulf Oil, regarding delisting of underwater laboratory testing facility.

92.	Letter (not dated) from EPA to Gulf Oil returning Part A of a permit application, due to facility being non-regulated.

93.	Letter from J.M. Jones, Gulf Oil to John Goetz, KDHE, transmitting Gulf Oil’s federal application for a hazardous waste storage permit for Gulf Hallowell, Kansas facility.

94.	Memorandum dated December 1, 1982 from Vivek Kamath, Gulf Oil, to File, regarding site inspection performed on November 9, 1982.

95.
Memorandum dated January 7, 1983 from Donald Carlson, KDHE, to File, regarding notification by Vivek Kamath, Gulf Oil, of discharge by Gulf Oil of high levels of aluminum to waste stabilization ponds and response thereto.

96.	Letter dated January 11, 1983 from M. J. Hilton, Gulf Oil, to John Goetz, KDHE, notifying of future transmission of 1981 and 1982 annual report for non-regulated material.

97.	Letter dated January 24, 1983 from Vivek Kamath, KDHE, to Chet McLaughlin, EPA, regarding delisting by EPA of two (2) Gulf Oil facilities.

98.
Letter dated August 1, 1983 from Bill Towery, KDHE, and KDHE Waste Stabilization Pond Inspection Form to James Carter, Gulf Oil, regarding site inspection performed by Bill Towery on July 22, 1983 of Gulf Hallowell, Kansas facility.

99.	Letter dated August 18, 1983 from John Mitchell, KDHE, to W.L. Jacobberger, Gulf Oil, informing of non-regulated status of Gulf Hallowell, Kansas facility.

100.
Letter dated September 14, 1983 from J.L. Carter, Gulf Oil, to William Towery, KDHE, regarding corrective measures taken and to be taken in connection with July 22, 1983 site inspection of Gulf Hallowell, Kansas facility performed by KDHE.

101.
Letter dated September 16, 1983 from William Towery, KDHE, to J.L. Carter, Gulf Oil, regarding follow-up inspection of the Gulf Hallowell, Kansas facility to be made by KDHE after implementation of corrective measures.

102.	Memorandum dated October 10, 1983 from Donald Carlson, KDHE, to File, regarding land disposal of wastewater at Gulf Hallowell, Kansas facility.

103.	Letter dated February 7, 1984 from Allan Abramson, KDHE, to Gulf Oil, transmitting status report on Gulf Hallowell, Kansas facility and requesting corrections thereto and additional information.

104.	Letter dated October 24, 1984 from Marla Noak, KDHE, to Jane Ratcliffe, EPA, responding to Gulf Oil’s request to withdraw Part A application for two (2) facilities.

105.	Letter dated March 30, 1987 from Janel Rogers, KDHE, to Sheila Hoover, Thermex, responding to Thermex’s request for delisting petition for two (2) facilities (formerly owned by Gulf Oil).

106.	Letter dated April 24, 1987 from Janel Rogers, KDHE, to Sheila Hoover, Thermex, regarding submission by Thermex of Part A Hazardous Waste Permit Application for two (2) Thermex facilities.

107.	Letter dated July 31, 1987 from Dwight Burroughs, Thermex, to John Goetz, KDHE, transmitting revised Part A permit application for Thermex Underwater Lab.

108.
Memorandum dated August 7, 1987, to Michael Sanderson, EPA, from Suzanne Rudzinski, EPA regarding Thermex/Radian’s request for guidance on compliance dates for submitting Part B permit application, issuing or denying a RCRA permit, and complying with minimum technological requirements for surface impoundments.

109.	Letter dated August 24, 1987 from John Mitchell, KDHE, to Dwight Burroughs, Thermex, informing of amendment of status of Thermex Hallowell, Kansas facility to a hazardous waste transporter.

110.	Letter dated October 14, 1987 from Dwight Burroughs, Thermex, to Bill Towery, KDHE, regarding site inspection performed by KDHE of Thermex Hallowell, Kansas facility on September 3, 1987.

111.
Letter dated November 4, 1987 from William Towery, KDHE, to Dwight Burroughs, Thermex, regarding correction of deficiencies  noted during June 24, 1987 site inspection performed by KDHE of Thermex Hallowell, Kansas facility.

112.	Memorandum dated November 30, 1987 from Donald Carlson, KDHE to John Goetz, KDHE, regarding resolution of problems at Thermex Hallowell, Kansas facility.

113.
Letter of Warning dated December 7, 1987 from John Goetz, KDHE, to Dwight Burroughs, Thermex, regarding deadline of implementation of activities outlined in hydrogeologic investigation prepared by Radian Corporation.

114.	Memorandum dated December 9, 1987 from Bill Towery, KDHE, to John Goetz, KDHE, regarding November 30, 1987 site inspection of Thermex Hallowell, Kansas facility.

115.	Letter dated December 16, 1987 from Donald Carlson, KDHE, to Dwight Burroughs, Thermex, granting of permission for remedial action in connection with Thermex Hallowell, Kansas facility.

116.	Letter dated December 17, 1987 from Dwight Burroughs, Thermex, to John Goetz, KDHE, regarding implementation of hydrogeologic investigation plan.

117.	Letter dated April 4, 1988 from Oldrich Machacek, Thermex, to John Goetz, KDHE, regarding re-evaluation by Thermex of regulatory status of Thermex Hallowell, Kansas facility.

118.
Letter dated January 26, 1989 from Oldrich Machacek, Thermex, to Steve Broslavick, KDHE, submitting information to enable the KDHE to make a ruling on a waste exemption request by Thermex for the Thermex Hallowell, Kansas facility

119.
Letter dated August 2, 1989 from Oldrich Machacek, Thermex, to Steve Broslavick, KDHE, regarding chromium crosslinkers and generation and disposal of waste explosives at the Thermex Hallowell, Kansas facility.

120.	Attendance Record dated August 15, 1990.

121.	Special Report by Gulf Oil dated April 27, 1970 regarding washdown water sample taken at Gulf Hallowell, Kansas facility.

122.
Letter dated March 17, 1971 from Nicholas Duffett and Howard Stoltenberg, KDHE, to Myrl Rennie, and Memorandum dated March 17, 1971 from Howard Stoltenberg, KDHE, to Leonard Imhof, KDHE, regarding results of water samples collected February 28, 1971 and March 6, 1971 from strip pit near Gulf Hallowell, Kansas facility.

123.
Memorandum dated November 14, 1974 from Howard Stoltenberg, KDHE, to W.T. Towery, KDHE, regarding samples collected November 1, 1974 from streams in Cherokee County which may possibly be contaminated by mine wastes from Gulf Hallowell, Kansas facility.

124.
Memorandum dated November 22, 1974 from Howard Stoltenberg, KDHE, to W.T. Towery, KDHE, regarding sample survey (collected November 15, 1974) of the Cherry Creek Basin in Cherokee County below the discharge from the Pittsburg and Midway Mining Co.

125.
Letter dated October 28, 1986 from Clifford Baker, Wilson Laboratories, to Sheila Hoover, Thermex, regarding additional information on analysis performed on behalf as a subcontractor of QWAL Laboratories.

126.	Letter dated November 19, 1985 from Thermex to Steve Broslavick, KDHE, regarding analysis of holding ponds by QWAL Laboratories.

127.	Letter dated November 24, 1987 from Dwight Burroughs, Thermex, to John Goetz, KDHE, requesting permission for land application of wastewater at Thermex Hallowell, Kansas facility.

128.	Letter dated December 11, 1987 from Dwight Burroughs, Thermex, to John Goetz, KDHE, transmitting lab report on wastewater from surface impoundments at Thermex Hallowell, Kansas facility.

129.	Letter dated June 27, 1989 from Dale Kennedy, Aptus Environmental Services, to Gary Eck, Thermex, transmitting laboratory analysis report for sample received from Thermex on June 7, 1989.

130.	Letter dated August 13, 1990 from Gary Eck, Thermex, to Mike Sanderson, EPA, regarding proper classification of sludge materials from wastewater pond located at Thermex Hallowell, Kansas facility.

131.	Memorandum from Stan Harter, Mined Land Wildlife Area, to John Silovsky, in connection with detail of events regarding plan of SEC for cleanup of SEC Hallowell, Kansas facility.

132.
Letter dated September 8, 1995 from Travis Kogl, KDHE, to Stan Harder, Mined Land Wildlife Area, regarding analytical results for surface water and soil samples collected by the KDHE from the Mined Land Wildlife Area.

133.	Conversation Record dated March 22, 2000 regarding site visit for purpose of sample collection at SEC Hallowell, Kansas facility.

134.
Letter dated February 25, 2002 from Christopher McDonald, Shook, Hardy and Bacon, to John Carver, LSB Chemical Corp., and Dave Hempelman, SCS Engineers, transmitting materials received from the Department of Wildlife & Parks on SEC.

a.
Letter dated February 20, 2002 from Rob Riggin Kansas Department of Wildlife & Parks to Chris McDonald, Shook, Hardy, Bacon, transmitting water quality tests and correspondence relating to water quality issues associated with SEC.

135.
Letter dated February 8, 2001 from Christopher McDonald, Shook, Hardy & Bacon, to Ronald Hammerschmidt, KDHE, requesting access to and copies of all documents and information relating to SEC located in Hallowell, Kansas.

136.	Letter dated February 21, 2000 from Gene Curtis, Thiokol Propulsion, to Ron Hammerschmidt, KDHE, regarding FOIA request to review environmental records for the UTeC Hallowell, Kansas facility.

137.	Letter dated March 5, 1999 from Rick Bean, KDHE, to Terry Wright, SEC, regarding nitrate contamination in the soil and ground water at the SEC Hallowell, Kansas facility.

138.	Letter dated September 14, 1995 from KDHE to Peter Culver, EPA, regarding screening site inspection of SEC Hallowell, Kansas facility.

139.
Letter dated September 19, 1995 from Travis Kogl, KDHE, to Terry Wright, SEC, transmitting results for samples collected at SEC Hallowell, Kansas facility by the KDHE as part of a Preliminary Assessment/Screening Site Inspection.

140.	Latitude and Longitude Calculation Worksheet #1 for SEC Hallowell, Kansas facility performed by Angela Babbit on July 11, 1995.

141.	Part of a memorandum from Steve Broslavick, KDHE, regarding an August 15, 1993 meeting.

142.	Letter dated August 18, 1993 from Kelly Fin, KDHE, to Terry Wright, SEC, regarding dewatering of a pit adjacent to SEC Hallowell, Kansas facility.

143.
Conversation Record dated August 17, 1993 of telephone calls between Kelly Finn, KDHE, and (a) Chuck Getchell, SEDO, regarding approval to dewater; (b) Rex Heape, SEDO, regarding land application; (c) Terry Wright, SEC, regarding dewatering of stormwater pond; and (d) Rex Heape, SEDO, regarding land application.

144.
Conversation Record dated August 16, 1993 of telephone calls between Kelly Finn, KDHE, and (a) Rod Geisler, KDHE, regarding irrigation with stormwater from a pond; and (b) Terry Wright, SEC, regarding dewatering.

145.
Memorandum dated August 4, 1993 from Stan Harter, Mined Land Wildlife Area, to Ed Alvis, transmitting memorandum of agreement to establish responsibilities for the cleanup of the settling ponds and grounds at SEC Hallowell, Kansas facility.

146.	Letter dated July 19, 1993 from Kelly Finn, KDHE, to Terry Wright, SEC, regarding discharge to a stream from a detention pond at SEC Hallowell, Kansas facility.

147.	Memorandum from Kelly Finn, KDHE, to Marian Massoth, KDHE, regarding inspection of SEC Hallowell, Kansas facility by SEDO staff.

148.	Memorandum dated November 2, 1992 from Steve Broslavick, KDHE, to Don Carlson, KDHE, transferring oversight of the closure of the SEC Hallowell, Kansas facility’s lagoon system to the Bureau of Water.

149.	Letter dated October 22, 1992 from Terry Wright, SEC, to Steve Broslavick, KDHE, regarding closure plan for EPA.

150.	Letter dated December 3, 1991 from Terry Wright, SEC, to Steve Broslavick, KDHE, regarding closure plan for EPA.

151.	Letter dated October 16, 1991 from Steve Broslavick, KDHE, to Terry Wright, SEC, regarding closure plan for EPA.

152.	Letter dated August 5, 1991 from Terry Wright, SEC, to Steve Broslavick, KDHE, regarding final test on sludge.

153.	Letter dated March 20, 1991 from Terry Wright, SEC, to Steve Broslavick, KDHE, regarding purchase by SEC from Thermex of Hallowell, Kansas facility.

Part 3.22(a)

EXECUTIVE INFORMATION

							Date Last		Eligibility
			Hire	H(ourly)/	Current	Previous	Rate	Car	Hire	Accum	Accum
Employee Name	Employer	Job Title	Date	S(alaried)	Rate*	Rate	Change	Allowance*	Date	Vacation**	Sick Leave**
					($)	($)		($)		(days)	(days)

Daniel D Clanton	SEC	Sr. Technical Sales Representative	1/28/1989	S	2,307.70	1,888.47	2/10/2000	265.39	1/28/1989	6	N/A
Deanna Jean Cox	SEC	Marketing Assistant	11/1/2000	H	11.00	10.00	11/13/2001		11/1/2000	5	48
Terri L Davis	SEC	Administrative Services Manager	3/6/1989	S	1,230.77	1,153.85	9/19/2000		3/6/1989	12	N/A
Jason Eric Herron	SEC	Driller	7/16/2001	H	10.00	9.00	10/2/2001		7/16/2001	5	16
Travis R Holt	SEC	Driller	9/9/2002	H	10.00				9/9/2002	0	0
Paul S Keeling	SEC	Vice President/Marketing	1/28/1989	S	3,692.31	3,538.47	11/13/2001	230.77	1/28/1989	8	N/A
James W Keen	SEC	Mine Services & Retail Sales Manager	1/28/1989	S	2,500.00	2,384.62	2/10/2000	265.39	1/28/1989	12	N/A
Janice E Keen	SEC	Mine Services & Retail Sales Office Manager	1/28/1989	S	863.47	9.75	2/4/2002		1/28/1989	9	N/A
Jonathan P Keen	SEC	Blaster/Driller	9/9/2002	H	12.00				9/9/2002	0	0
Lori M Keen	SEC	Mine Service & Retail Sales Office Assistant	1/10/1994	H	9.25	8.50	1/28/2002		1/10/1994	9	16
Robert Kenneth Le Blanc	SEC	Kinepak Product Manager	12/29/2000	S	2,884.64			265.39	12/29/2000	1	N/A
Brian F Loader	SEC	Technical Sales Representative	9/15/1997	S	2,115.39	1,807.70	2/10/2000	265.39	9/15/1997	10	N/A
William Manion	SEC	President	1/28/1989	S	4,423.08	3,653.85	2/10/2000	230.77	1/28/1989	10	N/A
Houston L McCarty	SEC	Blaster/Driller	11/4/1992	H	14.50	12.25	1/28/2002		11/4/1992	8	16
Alfred J Mitchell III	SEC	Logistics Manager	8/31/2002	S	1,576.93	1,386.54	8/31/2002	115.39	1/31/2000	0	N/A
Danny W Osburn	SEC	Drilling & Blasing Supervisor	1/30/1989	S	1,538.47	1,496.16	2/10/2000		1/30/1989	8	N/A
Kent Allen Sampson	SEC	Technical Sales Representative	9/9/1996	S	1,923.08	1,615.39	2/10/2000	265.39	9/9/1996	15	N/A
Roger L Spence	SEC	Blaster/Driller	8/11/1998	H	12.00	11.00	4/4/2001		8/11/1998	5	40
Jerry E Standlee	SEC	Field Service Representative	1/28/1989	H	12.00	11.00	5/5/2000		1/28/1989	8	0
Paul V Sterk	SEC	Technical Sales Representative	12/31/2001	S	1,846.16			230.77	12/31/2001	0	N/A
Lawrence D Tappana	SEC	Technical Sales Representative	1/28/1989	S	1,511.54	1,434.63	10/13/1998	265.39	1/28/1989	10	N/A
Tommy W Tipton	SEC	Blaster/Driller	1/3/1992	H	12.25	11.25	5/5/2000		1/3/1992	1	0
Darrell G Williams	SEC	Field Service Representative	8/31/2002	S	1,461.54	1,384.62	1/21/2002		12/31/1995	0	N/A
Ronald Kent Allen	UTC	Mixer	8/31/2002	H	12.00	9.25	10/14/2002		10/2/1989	1.68	4
Larry G Andrews	UTC	Mixer/Leadman	10/2/1989	H	12.50	11.20	10/14/2002		10/2/1989	0.37	32
Michael A Ash	UTC	Production Worker	7/28/1998	H	9.50	9.00	12/11/2001		7/28/1998	2.05	96
Scot E Ash	UTC	Mixer/Leadman	3/17/1997	H	12.50	11.50	10/14/2002		3/17/1997	8.55	96
Michael Allen Bolt	UTC	Nitrate Logistics Supervisor	8/31/2002	S	1,538.47	1,522.31	1/7/2002		8/31/1998	1.12	N/A
Tana Kay Bolt	UTC	Administrative Assistant	8/19/2002	S	923.08	9.50	8/19/2002		12/24/1999	7.29	N/A
Darrell Wayne Boyes	UTC	Kinepak Production Manager	8/31/2002	S	1,500.00	1,403.85	3/18/2002		1/15/2001	11.05	N/A
Rernest Ray Brumback	UTC	Plant Superintendent	8/31/2002	S	1,480.77	1,355.00	10/14/2002		10/2/1989	0.37	N/A
Kenneth E Burton	UTC	Plant Manager - PRUF Plant	10/2/1989	S	1,615.39	1,461.54	4/19/2000		10/2/1989	15.37	N/A
Robert D Burton	UTC	Kinepak Lead Operator	8/31/2002	H	11.50	10.00	10/14/2002		12/8/1997	1.68	4
Rocky D Burton	UTC	Packaging Machine Operator	4/15/1997	H	11.50	10.90	10/22/2002		4/15/1997	4.9	28
Ronald Dean Dowling	UTC	Packaging Machine Operator	10/7/2002	H	11.50	10.50	10/16/2002		10/7/2002	0.11	0
Cathliene Dunn	UTC	Production Utility	5/26/1998	H	9.25	8.70	10/7/2002		5/26/1998	0.16	0
Gary R Eck	UTC	Lab Manager	9/30/1991	S	2,692.31	2,567.70	4/19/2000		9/30/1991	140	N/A
Therese A Eck	UTC	Temporary Lab Technician	5/22/2000	H	6.25	6.00	5/21/2001		5/22/2000	N/A	N/A
Forrest D Fox	UTC	Mixer - Leadman	8/31/2002	H	12.50	11.20	8/31/2002		4/8/1991	1.68	4
Carl Lawrence Jones	UTC	Production Utility	8/31/2002	H	9.25	9.75	8/31/2002		10/2/1989	1.68	4
Michael Alan Jones	UTC	Compliance Manager	8/31/2002	S	2,000.00	1,634.62	3/18/2002	115.39	1/3/2001	11.55	N/A

1

							Date Last		Eligibility
			Hire	H(ourly)/	Current	Previous	Rate	Car	Hire	Accum	Accum
Employee Name	Employer	Job Title	Date	S(alaried)	Rate*	Rate	Change	Allowance*	Date	Vacation**	Sick Leave**
					($)	($)		($)		(days)	(days)
Joan R Lee	UTC	Office Manager	9/30/1991	S	1,057.70	980.77	4/19/2000		9/30/1991	7.5	N/A
Bobby Gene Little	UTC	Production Utility	8/31/2002	H	9.25	9.75	8/31/2002		3/29/1996	1.12	4
Wallace Long	UTC	Production Supervisor	8/31/2002	S	1,375.00	1,334.62	6/2/2000		1/28/1989	10.56	N/A
Oldrich Machacek	UTC	President	6/6/1990	S	3,846.16	3,644.62	4/4/2001	161.54	6/6/1990	14	N/A
Wade Messer	UTC	Production Utility	5/8/2000	H	9.25	8.70	10/7/2002		5/8/2000	0.11	0
Petra Niegisch	UTC	Production Utility	5/31/2000	H	9.25	8.70	10/7/2002		5/31/2000	0.11	0
Mike J Pace	UTC	Testing Technician	10/21/1991	S	1,307.70	1,192.31	4/19/2000		10/21/1991	5	N/A
Dino Parise	UTC	Production Worker	3/10/2000	H	9.50	9.00	12/11/2001		3/10/2000	5.89	88
Edward M Piatrowski	UTC	Analytical Chemist	4/18/1994	S	1,230.77	1,115.39	4/19/2000		4/18/1994	6	N/A
Nick L Rainey	UTC	Test Site Supervisor/Scientist	9/30/1991	S	1,653.85	1,584.62	4/19/2000		9/30/1991	14	N/A
Curtis D Shoemaker	UTC	Logistics Driver	10/2/2002	S	1,200.00	15.00	10/7/2002		8/1/2001	0.25	N/A
Alan T Smith	UTC	Mixer	5/18/1998	H	12.00	10.50	10/14/2002		5/18/1998	4.05	32
Franklin D Stark	UTC	Maintenance Mechanic	8/31/2002	H	11.50	11.00	8/31/2002		12/9/1996	1.68	4
Kevin D Tallent	UTC	Physicist/Project Scientist	2/13/1995	S	1,346.16	1,269.24	4/19/2002		2/13/1995	15	N/A
Michelle Terry	UTC	Production Utility	7/25/2001	H	9.25	9.75			7/25/2001	0.11	0
Timothy K Terry	UTC	Mixer	8/31/1998	H	12.00	10.10	10/14/2002		8/31/1998	1.12	24
Darin S Wall	UTC	Testing Technician	12/5/1994	S	980.77	884.62	4/19/2002		12/5/1994	0	N/A
Harse Waters	UTC	Warehouse Operator	10/7/2002	H	10.00				10/7/2002	0.11	0
Troy White	UTC	Warehouse Operator	8/1/1996	H	10.00	10.90	10/7/2002		8/1/1996	0.16	0
Clive Charles Whiteside	UTC	Plant Manager	7/8/2002	S	3,269.24			161.54	7/8/2002	2.6	N/A
Cody Robert Zook	UTC	Production Worker	5/2/2002	H	9.25	8.00	10/14/2002		5/2/2002	6.66	12
Jose Acosta	UTC	Utility Worker	11/4/2002	H	7.50				11/4/2002
Maria D Acosta	UTC	Utility Worker	11/4/2002	H	7.50				11/4/2002
John David Clifton	UTC	Utility Worker	11/4/2002	H	7.50				11/4/2002
Steven Lee Cook	UTC	Utility Worker	11/4/2002	H	7.50				11/4/2002
David H Hadley	UTC	Utility Worker	11/4/2002	H	7.50				11/4/2002
Tommy Allen Long	UTC	Quality Control Technician	10/23/2002	H	13.00				10/23/2002
Sandra K Martorana	UTC	Utility Worker	11/4/2002	H	7.50				11/4/2002
Joyce Yvonne Smith	UTC	Utility Worker	11/4/2002	H	7.50				11/4/2002

Parttime - hasn't been paid since 2/24/02
Kenny Campbell	UTC		10/11/1999	H	8.50

*bi-weekly
**as of 10/11/02

2

Part 3.23(b)

EXCEPTIONS TO REPRESENTATIONS CONCERNING
LABOR DISPUTES

On  February 8, 2002, a Collective Bargaining Agreement between Slurry Explosive Corporation (“SEC”) and Paper, Allied Industrial, Chemical and Energy Workers International Union Local 5-508 AFL-CIO (the “Union”) expired by its own terms.  The parties were in process of negotiating a renewal agreement immediately before the Bureau of Alcohol, Tobacco and Firearms rescinded SEC’s license to manufacture explosives.  The negotiations are now on hold, indefinitely.

As a result of SEC’s loss of its license to manufacture explosives, the Union filed an unfair labor practice charge claiming SEC failed to bargain in good faith over “effects”.  Unfair Labor Practice Charge Case No. 17-CA-21548-1 has been settled through the process of negotiations.  Accordingly, the National Labor Relation Board has closed the case.

On November 25, 2002, Universal Tech Corporation (“UTeC”) received a Notice of Charge of Discrimination from the Equal Employment Opportunity Commission in connection with a Charge of Discrimination by Ms. Jama R. White (a former employee of SEC) wherein Ms. White alleges against UTeC her belief that she was not recently hired by UTeC because of a sexual harassment complaint she asserted with SEC in September, 2001.  This charge is under investigation and a timely response will be filed.

Part 3.24(d)

PATENTS; EXCEPTIONS TO REPRESENTATIONS;
ASSIGNMENT OF INVENTIONS BY EMPLOYEES/FORMER EMPLOYEES

A.
The following employees, by signing a “Personnel Policies Manual Acknowledgment” in connection with their receipt of the Slurry Explosive Corporation (“SEC”) Handbook (copies of which have been provided to Buyers), have agreed to assignment of any inventions, improvements, discoveries or information relating to the business of the Seller:

Terri Davis                Alfred Mitchell
Jason Herron                Mark Hamilton
Travis Holt                 Jack Muller
Paul Keeling               Danny Osburn
Janice Keen                Kent Sampson
Jonathan Keen               Roger Spence
Jim Keen                 Jerry Standlee
Lori Keen                 Paul Sterk
Bob LeBlanc                Larry Lappana
Brian Loader                Tom Tipton
William Manion               Darrell Williams
Houston McCarty

B.
In addition to the foregoing, the following employees/former employees executed Assignments (copies, or evidence thereof, have been provided to Buyers) in connection with the specific patents listed below:

     Employee/                                                                                                               United States
    Former Employee                                                      Assignee                                     Serial/Reg No.

Oldrich Machacek                                                      SEC (as assigned)                                 4,718,954
Gary Eck
Neil Gehrig

Paul Keeling                                                          SEC                                               5,763,816

Paul Keeling                                                          SEC                                               09/638,131
Brian Loader

Oldrich Machacek                                           Universal Tech Corporation                           5,608,184
Gary Eck                (“UTeC”)
Brent Gilion

      Employee/                                                                                                            United States
    Former Employee                                                  Assignee                                     Serial/Reg No.

    Oldrich Machacek                                                   UTeC                                          6,214,140
Gary Eck

C.	The following patents are registered in the name of SEC:

                                  Place of        Issue
Patent          Serial/Reg. No.       Registration       Date

“Explosive Compositions”                             4,718,954        United States        01/12/88

“Improved Explosive Primer”      5,763,816        United States       06/09/98

“Continuous Explosive Charge     09/638,131 1        United States       Pending
Assembly and Method for                            2,341,9421         Canada          Pending
Loading Same in an Elongated
Cavity”

These patents were to be assigned to UTeC pursuant to that certain Asset Purchase Agreement, dated May 14, 2002, between SEC and UTeC.

License:  License Agreement, dated October 1, 1996, between Slurry Explosive Corporation and Total Energy Systems Limited, as amended and assigned to Quantum Explosives Pty. Ltd., pursuant to an Assignment and Amendment of the Slurry Explosive Corporation License Agreement, dated August 2, 1999.

D.	The following patents are registered in the name of UTeC:

                                  Place of        Issue
Patent          Serial/Reg. No.       Registration       Date

“Alternative Use of Military      5,608,184         United States      03/04/97
Propellants as Novel Blasting     PCT/US96/01284         Europe        pending
Agents”

“Development of New High      6,214,140                                         United States      04/10/01
Energy Blasting Products
Using Demilitarized Ammonium
Picrate”

1 This patent was initially rejected by the U.S. Patent and Trademark Office (“USPTO”).  An Amendment to the application was filed on February 13, 2002.  On June 17, 2002, a Response to Restriction Requirement was filed with the USPTO.  SEC received a Final Office Action Notice from the USPTO dated September 23, 2002.  The deadline for responding to the Final Office Action Notice is December 23, 2002.  The deadline can be extended up to three months, or until March 23, 2003, upon the payment of additional fees.  Under no circumstance can the response deadline be extended beyond March 23, 2003.

2

                                  Place of        Issue
Patent          Serial/Reg. No.       Registration       Date

“Beneficial Use of  Energy-                          5,536,897                                         United States      07/16/96
Containing Wastes”2

“Beneficial Use of  Energy-                         5,612,507                                           United States      03/18/97
Containing Wastes”2

2 Fifty percent (50%) owned with United Technologies Corporation.

  3

Part 3.24(e)

MARKS; EXCEPTIONS TO REPRESENTATIONS

A.	The following Marks are registered in the name of Slurry Explosive Corporation (“SEC”):

                                  Place of        Issue
Patent          Serial/Reg. No.       Registration       Date

    “Slurran”          904,559         United States      12/22/70
                936,412         United States         06/27/82
                344634             Australia         04/02/80
    “Detagel”         1,081,629          United States        01/10/78
                344632          Australia        02/04/80
    “TOPrime”         2,078,089         United States       07/08/97
    “XPAK”             2,243,373         United States       05/04/99
    “Kinepak”            936410        United States      06/27/72
                      199650         Canada          06/07/74
    “Kinepouch”         1114751         United States      03/13/79
                437922            Canada          01/06/95
    “Kinestik”            1077342         United States      11/15/77
    “Perimex”           76291486         United States            Pending

All of these Marks were to be assigned to Universal Tech Corporation (“UTeC”) pursuant to that certain Asset Purchase Agreement, dated May 14, 2002, between SEC and UTeC.  No assignment was filed with the U.S. Patent and Trademark office.

B.	There are no marks registered under the name of UTeC.

Part 3.24(h)

NET NAMES; EXCEPTIONS TO REPRESENTATIONS

The following net name has been registered in the name of Seller:

slurryexplosive.com

The following net names have been assigned to Seller by the company who originally registered the names:

xpak.biz
slurran.biz
perimex.biz
kinestik.biz
kinepak.biz
kinepouch.biz
detagel.biz

Part 3.25

RELATED PERSON TRANSACTIONS

1.	The following Seller Contracts referenced in Part 3.19(a) (which Part is incorporated herein by reference) could constitute transactions between either of the Sellers and a Related Person:
(a)
Rights and obligations of Universal Tech Corporation (“UTeC”) under assignment of Lease Agreement, dated as of April 11, 2001, for seventy monthly payments commencing on October 20, 2001, by and between U.S. Bancorp Leasing & Financial and Slurry Explosive Corporation (“SEC”), regarding certain equipment associated with the Hallowell, Kansas Facility, pursuant to assignment in May 14, 2002 Asset Purchase and Sale Agreement in the section of this list entitled “Agreement between SEC and UTeC” below.

(b)
Service Agreement between UTeC and LSB Industries, Inc., (“LSB”) dated December 23, 1992, terminable (with notice) on December 23, 2004, or upon LSB giving 90 days notice to terminate at any time, regarding LSB’s performance of certain administrative services for UTeC.

(c)	Listing of UTeC employees and their repayment obligations who have received advances made by UTeC.
(d)	Employment Agreement between UTeC and Oldrich Machacek dated June 5, 1990, terminating upon 60 days notice.
(e)	Incentive Stock Option Agreement between LSB and Oldrich Machacek dated April 22, 1998, expiring on April 22, 2008, regarding option on 5,000 shares of LSB stock.
(f)	Non-Qualified Stock Option Agreement – 1998 between LSB and Oldrich Machacek, dated April 22, 1998, expiring on April 22, 2008 regarding option on 5,000 shares of LSB stock.
(g)	Incentive Stock Option Agreement between LSB and Oldrich Machacek dated July 8, 1999, expiring July 8, 2009, regarding option on 5,000 shares of LSB stock.
(h)	Incentive Stock Option Agreement between LSB and Oldrich Machacek dated November 29, 2001, expiring on November 29, 2011, regarding option on 5,000 shares of LSB stock.

(i)
Non-exclusive License Agreement between SEC and Total Energy Systems Limited (“TES”), dated October 1, 1996, as amended and assigned in that Assignment and Amendment of the Slurry Explosive Corporation License Agreement between SEC, TES and Quantum Explosives Pty. Ltd., dated August 2, 1999, continuing through end of use or breach, regarding use of SEC’s patent rights or technical information to manufacture and sell specific products in plants in Australia, New Zealand, New Guinea, Fiji, Myanmar and Soloman Islands.

(j)
Service Agreement, between SEC and LSB, dated January 1, 1992, terminating upon notice on January 1, 2004, or upon LSB giving 90 days notice of termination at anytime, regarding LSB’s performance of certain administrative service for SEC.

(k)	Letter reflecting SEC’s November 6, 2000, offer of employment to Bob Le Blanc, commencing January 1, 2001, including commissions, with expectations of a one to two year employment period.
(l)	Listing of SEC employees and their repayment obligations who have received advances made by SEC.
(m)	SEC Employees signature pages exhibiting their agreement to the Assignment of Invention, Confidentiality and Non-Compete provisions of the SEC Employee Handbook.
(n)	Incentive Stock Option Agreement between LSB Industries, Inc., (“LSB”) and Paul Keeling, dated April 22, 1998, expiring on April 22, 2008, regarding option on 3,000 shares of LSB stock.
(o)	Non-Qualified Stock Option Agreement – 1998 between LSB and Paul Keeling, dated April 22, 1998, expiring on April 22, 2008, regarding option on 3,000 shares of LSB stock.
(p)	Incentive Stock Option Agreement between LSB Industries, Inc., (“LSB”) and Paul Keeling, dated July 8, 1999, expiring on July 8, 2009, regarding option on 10,000 shares of LSB stock.
(q)	Incentive Stock Option Agreement between LSB Industries, Inc., (“LSB”) and Paul Keeling, dated November 29, 2001, expiring on November 29, 2011, regarding option on 10,000 shares of LSB stock.
(r)	Incentive Stock Option Agreement between LSB Industries, Inc., (“LSB”) and William Manion, dated April 22, 1998, expiring on April 22, 2008, regarding option on 3,000 shares of LSB stock.

2

(s)	Non-Qualified Stock Option Agreement - 1998, between LSB and William Manion, dated April 22, 1998, expiring on April 22, 2008, regarding option on 5,000 shares of LSB stock.
(t)	Incentive Stock Option Agreement between LSB Industries, Inc., (“LSB”) and William Manion, dated July 8, 1999, expiring on July 8, 2009, regarding option on 15,000 shares of LSB stock.
(u)	Incentive Stock Option Agreement between LSB Industries, Inc., (“LSB”) and William Manion, dated November 29, 2001, expiring on November 29, 2011, regarding option on 10,000 shares of LSB stock.
(v)	1993 Severance Agreement between LSB and Bill Manion, dated March 26, 1993, expiring March 26, 2003, with automatic three year renewals unless terminated with 60 days notice.
(w)	1993 Severance Agreement between LSB and Paul Keeling, dated March 26, 1993, expiring March 26, 2003, with automatic three year renewals unless terminated with 60 days notice.
(x)	Asset Purchase and Sale Agreement between SEC and UTeC, dated May 14, 2002, regarding UTeC’s purchase of SEC’s assets related to Hallowell, Kansas Facility.
(y)	Services Agreement between SEC and UTeC, dated August 23, 2002, expiring August 23, 2005, upon thirty days notice, regarding SEC providing certain administrative and human resource services.
(z)	Supply Agreement between SEC and UTeC, dated August 30, 2002, terminating August 30, 2003, upon thirty day notice, regarding UTeC’s manufacture of certain product for SEC.
(aa)	$5,000.00 monthly fee paid by SEC to UTeC for Research, Development and Quality Control work for SEC’s Kinepak plant business, effective March, 2002, and continuing until terminated.

2.	The following Real Property leases referenced n Part 3.7 (which Part is incorporated herein by reference) could constitute transactions between either of the Sellers and a Related Person:
(a)	Industrial Lease from UTeC to SEC, dated May 14, 2002, regarding the Hallowell, Kansas Facility.
(b)	Lease from Prime to SEC, dated February 15, 1995, regarding SEC’s Pryor, Oklahoma Facility.

3

3.	The following real property deeds referenced in Part 3.6 (which Part is incorporated herein by reference) could constitute transactions between either of the Sellers and a Related Person:
(a)
Corrective Warranty Deed from Slurry Explosive Corporation (“SEC”) to Universal Tech Corporation (“UTeC”) dated May 31, 2002, recorded June 6, 2002 in Book 253, Page 604, regarding Hallowell, Kansas Facility.

(b)
Warranty Deed from James W. Keen and Janice E. Keen to Prime Financial Corporation (“Prime”), dated January 6, 1995, recorded January 9, 1995 in Book 789, Page 459 (Mayes County, Oklahoma), regarding SEC’s Pryor, Oklahoma Facility.

4.	The following Employee Benefit Plans referenced in Part 3.15(a) (which Part is incorporated herein by reference) could constitute transactions between either of the Sellers and a Related Person:
(a)	LSB Industries, Inc. and Designated Subsidiaries Medical, Dental, Vision and Behavioral Health Plan.
(b)	LSB Industries, Inc. and Designated Subsidiaries Savings Incentive Plan (401k).
(c)	LSB Industries, Inc. and Designated Subsidiaries Flexible Spending Account (Section 125 Cafeteria Plan).
(d)	LSB Industries, Inc. and Designated Subsidiaries Base Life Insurance Plan.
(e)	LSB Industries, Inc. and Designated Subsidiaries Voluntary Life Insurance Plan.
(f)	LSB Industries, Inc. and Designated Subsidiaries Long Term Disability Base Plan.
(g)	LSB Industries, Inc. and Designated Subsidiaries Long Term Disability Supplemental Plan.
(h)	LSB Industries, Inc. and Designated Subsidiaries Short Term Disability/Weekly Income Benefit Plan.
(i)	LSB Industries, Inc. and Designated Subsidiaries Employee Assistance Program.

5.
As referenced in Section A of Part 3.24(d) (which Part is incorporated herein by reference), the following employees, by signing a “Personnel Policy Manual Acknowledgment” in connection with their receipt of the Slurry Explosive Corporation Handbook, have agreed to assignment of any inventions, improvements, discoveries or

4

information relating to the business of the Seller and such could constitute transactions between either of the Sellers and a Related Person:

    Terri Davis             Alfred Mitchell
    Jason Herron             Mark Hamilton
    Travis Holt             Jack Muller
    Paul Keeling              Danny Osburn
    Janice Keen               Kent Sampson
    Jonathan Keen              Roger Spence
    Jim Keen                Jerry Standlee
    Lori Keen              Paul Sterk
    Bob LeBlanc              Larry Lappana
    Brian Loader              Tom Tipton
    William Manion            Darrell Williams
    Houston McCarty

6.
The following employees/former employees have executed Assignments in connection with specific patents referenced in Section B of Part 3.24 (which Part is incorporated herein by reference), and such could constitute transactions between either of the Sellers and a Related Person:

United States
   Employee/Former Employee         Assignee              Serial/Reg. No.

    Oldrich Machacek                                                Slurry Explosive Corporation                                               4,718,954
    Gary Eck                (as assigned)
    Neil Gehrig

    Paul Keeling            Slurry Explosive Corporation            5,763,816

    Paul Keeling            Slurry Explosive Corporation             09/638,131,
    Brian Loader

    Oldrich Machacek          Universal Tech Corporation           5,608,184
    Gary Eck
    Brent Gilion

    Oldrich Machacek          Universal Tech Corporation            6,214,140
    Gary Eck

7.
Other transactions as may be reflected on the Balance Sheet and Interim Balance Sheet previously provided to Buyer, including, without limitation, intercompany notes and employee accounts receivables, could constitute transactions between either of the Sellers and a Related Person, which Balance Sheet and Interim Balance Sheet are incorporated herein by reference.

5

8.	The self-insurance arrangements disclosed as part 3.20(b) (which Part is incorporated herein by reference) could constitute transactions between either of the Sellers and a Related Person.

6